Annual Report To Contractowners                                December 31, 1999
--------------------------------------------------------------------------------

[LOGO]
GUARDIAN(SM)
--------------------------------------------------------------------------------

The Guardian Investor Retirement Asset Manager(R)

THE GUARDIAN
SEPARATE ACCOUNT E

The Guardian Stock Fund
----------------
The Guardian VC 500 Index Fund
----------------
The Guardian VC Asset Allocation Fund
----------------
The Guardian VC High Yield Bond Fund
----------------
The Guardian Bond Fund, Inc.
----------------
The Guardian Cash Fund, Inc.
----------------
Gabelli Capital Asset Fund
7----------------
Baillie Gifford International Fund
----------------
Baillie Gifford Emerging Markets Fund
----------------
The Guardian Small Cap Stock Fund
----------------
Value Line Centurion Fund
----------------
Value Line Strategic Asset Management Trust
----------------
AIM V.I. Capital Appreciation Fund
----------------
AIM V.I. Global Utilities Fund
----------------
AIM V.I. Value Fund
----------------
Davis Financial Portfolio
----------------
Davis Real Estate Portfolio
----------------
Davis Value Portfolio
----------------
Fidelity VIP II Contrafund Portfolio
----------------
Fidelity VIP Equity-Income Portfolio
----------------
Fidelity VIP III Growth Opportunities Portfolio
----------------
Fidelity VIP III Mid Cap Portfolio
----------------
Janus Aggressive Growth Portfolio
----------------
Janus Capital Appreciation Portfolio
----------------
Janus Growth Portfolio
----------------
Janus Worldwide Growth Portfolio
----------------
MFS Emerging Growth Series
----------------
MFS Growth With Income Series
----------------
MFS New Discovery Series
----------------
MFS Research Series
----------------
MFS Total Return Series


The Guardian Insurance &
Annuity Company, Inc.

A wholly owned subsidiary of
The Guardian Life Insurance Company of America

Executive Office
7 Hanover Square
New York,  New York 10004

Customer Service Office
P.O. Box 26210
Lehigh Valley, Pennsylvania  18002-6210
1-800-221-3253

Distributed by:
Guardian Investor Services Corporation(R)

--------------------------------------------------------------------------------
Performance Summary
-------------------

--------------------------------------------------------------------------------
Investment Option                                   Total Returns*

The Guardian Stock Fund................................  29.27%
The Guardian VC 500 Index Fund.........................   8.81%
The Guardian VC Asset Allocation Fund..................   7.55%
The Guardian VC High Yield Bond Fund...................   2.43%
The Guardian Bond Fund.................................  -2.27%
The Guardian Cash Fund.................................   3.26%
Gabelli Capital Asset Fund.............................  18.08%
Baillie Gifford International Fund.....................  37.10%
Baillie Gifford Emerging Markets Fund..................  69.77%
The Guardian Small Cap Stock Fund......................  33.09%
Value Line Centurion Fund..............................  26.37%
Value Line Strategic Asset Mgt. Trust..................  22.52%
AIM V.I. Capital Appreciation Fund.....................  48.04%
AIM V.I. Global Utilities Fund.........................  31.62%
AIM V.I. Value Fund....................................  28.02%
Davis Financial Portfolio..............................  -7.85%
Davis Real Estate Portfolio............................ -11.45%
Davis Value Portfolio..................................   1.88%
Fidelity VIP II Contrafund Portfolio...................  22.40%
Fidelity VIP Equity-Income Portfolio...................   4.72%
Fidelity VIP III Growth Opportunities Portfolio........   2.67%
Fidelity VIP III Mid Cap Stock Portfolio...............  45.68%
Janus Aggressive Growth Portfolio...................... 122.15%
Janus Capital Appreciation Portfolio...................  64.58%
Janus Growth Portfolio.................................  41.90%
Janus Worldwide Growth Portfolio.......................  62.07%
MFS Emerging Growth Series.............................  74.16%
MFS Growth with Income Series..........................   5.15%
MFS New Discovery Series...............................  70.91%
MFS Research Series....................................  22.25%
MFS Total Return Series................................   1.59%
--------------------------------------------------------------------------------
Fixed-Rate Option

      The annual rates of interest for amounts deposited or renewed (on a contract anniversary) in the Fixed-Rate Option from January 1, 1999 to December 31, 1999 was 5.00%.

      Rates paid by the Fixed-Rate Option are subject to change at any time, and may be higher or lower for new deposits or renewals, but are guaranteed from the date of deposit or renewal to the next contract anniversary.
--------------------------------------------------------------------------------

* The chart above shows the total returns for each investment option under The Guardian Investor Retirement Asset Manager based on the percentage change in unit values during the period from January 1, 1999 to December 31, 1999. In contrast to the returns presented in the portfolio managers' interviews, changes in unit values reflect the effects of morality and expense risk and administrative service charges as well as each option's expenses to give you a better picture of an investment option's performance under the contract. Total return performance figures stated above do not, however, reflect the annual contract fee or possible withdrawal charges. Deductions of these amounts would reduce the stated total returns. Past performance is not a guarantee of future results. Investment returns and principal value will vary with market conditions. The returns for The Guardian VC 500 Index Fund, The Guardian Asset Allocation Fund and The Guardian VCHigh Yield Bond Fund are since inception (September 13, 1999)to December 31, 1999. The returns for the Davis Financial, Real Estate and Value Portfolios are since inception (July 31, 1994) to December 31, 1999.
--------------------------------------------------------------------------------

ANNUAL REPORT FOR

The Guardian Investor Retirement Asset Manager

Table of Contents                                 Portfolio           Schedule
                                                  Manager                of
                                                  Interview          Investments
--------------------------------------------------------------------------------
Economic Report                                                           4

--------------------------------------------------------------------------------
The Guardian Stock Fund                               8                  60

--------------------------------------------------------------------------------
The Guardian VC 500 Index Fund                       12                  68

--------------------------------------------------------------------------------
The Guardian VC Asset Allocation Fund                14                  78

--------------------------------------------------------------------------------
The Guardian VC High Yield Bond Fund                 16                  82

--------------------------------------------------------------------------------
The Guardian Bond Fund, Inc.                         18                  88

--------------------------------------------------------------------------------
The Guardian Cash Fund, Inc.                         32                  94

--------------------------------------------------------------------------------
Gabelli Capital Asset Fund                           20                 108

--------------------------------------------------------------------------------
Baillie Gifford International Fund                   22                 118

--------------------------------------------------------------------------------
Baillie Gifford Emerging Markets Fund                24                 124

--------------------------------------------------------------------------------
The Guardian Small Cap Stock Fund                    26                 130

--------------------------------------------------------------------------------
Value Line Centurion Fund                            28                 144

--------------------------------------------------------------------------------
Value Line Strategic Asset Management Trust          30                 152

--------------------------------------------------------------------------------
Davis Variable Account Fund, Inc.                                       163

--------------------------------------------------------------------------------
o Davis Financial Portfolio                                             163

--------------------------------------------------------------------------------
o Davis Real Estate Portfolio                                           163

--------------------------------------------------------------------------------
o Davis Value Portfolio                                                 163

--------------------------------------------------------------------------------
Investments offered through The Guardian Insurance & Annuity Company, Inc. are not deposits or obligations of, or guaranteed or endorsed by, any bank or depository institution, nor are they federally insured by the Federal Deposit Insurance Corporation, The Federal Reserve Board, or any other agency. They involve investment risk, including possible loss of principal amount invested.

Table of Contents (continued)                     Portfolio           Schedule
                                                  Manager                of
                                                  Interview          Investments
--------------------------------------------------------------------------------
Janus Aggressive Growth Portfolio                                       179

--------------------------------------------------------------------------------
Janus Capital Appreciation Portfolio                                    199

--------------------------------------------------------------------------------
Janus Growth Portfolio                                                  219

--------------------------------------------------------------------------------
Janus Worldwide Growth Portfolio                                        241

--------------------------------------------------------------------------------
MFS Emerging Growth Series                                              263

--------------------------------------------------------------------------------
MFS Growth With Income Series                                           289

--------------------------------------------------------------------------------
MFS New Discovery Series                                                313

--------------------------------------------------------------------------------
MFS Research Series                                                     337

--------------------------------------------------------------------------------
MFS Total Return Series                                                 359

--------------------------------------------------------------------------------
Fidelity VIP II Contrafund Portfolio                                    389

--------------------------------------------------------------------------------
Fidelity VIP Equity-Income Portfolio                                    411

--------------------------------------------------------------------------------
Fidelity VIP III Growth Opportunities Portfolio                         433

--------------------------------------------------------------------------------
Fidelity VIP III Mid Cap Portfolio                                      451

--------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund                                      471

--------------------------------------------------------------------------------
AIM V.I. Global Utilities Fund                                          485

--------------------------------------------------------------------------------
AIM V.I. Value Fund                                                     499

--------------------------------------------------------------------------------
The Guardian Separate Account E                                          34


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Dear Contractowner:
-------------------

[Photo of Joseph D. Sargent, CLU, President and CEO]

Dear Contractowner:

      As President and Chief Executive Officer of The Guardian Insurance & Annuity Company, Inc., and its parent, The Guardian Life Insurance Company of America, I am pleased to send you this Annual Report on the performance of your contract's separate account and its underlying variable investment options during the past year.

Helping You Reach Your Goals

      As an owner of a variable annuity, you are among a rapidly growing group of people who are planning for their future with a retirement product that is linked to the investment markets. A variable annuity, such as The Guardian Investor Retirement Asset Manager, may be one of the best ways to prepare for your retirement and because of the benefits it offers, may help you reach your goals faster.

      This Report tells you how each investment option available in your contract has performed. Also included is a letter from Frank J. Jones, Ph.D., our chief investment officer, and interviews with the portfolio managers of the funds that comprise our investment options. These materials discuss the current economic environment as well as specific issues that may impact your investment strategy.

      I am confident that this information will be invaluable to you as you assess your financial situation and investment strategies.

      Thank you for selecting Guardian to assist you in investing for your future.

Sincerely,


/s/ Joseph D. Sargent

Joseph D. Sargent, CLU
President and Chief Executive Officer
The Guardian Insurance & Annuity Company, Inc.

--------------------------------------------------------------------------------
Economic Report
---------------

[Photo of Frank J. Jones, Ph.D., Chief Investment Officer,
Co-Portfolio Manager, The Guardian Stock Fund]

Can Trees Grow to The Sky?

      As of February 2000, the U.S. economy had grown for 106 consecutive months (the current expansion began during April 1991), exceeding the longest post-World War II expansion of 1961-69, which was supported by the Vietnam War. And yet, the economy at present shows no significant geriatric strains.

      The current stock market rally began during October 1990 (some say the structural bull market began in 1982) and the S&P 500 Index1 has returned over 20% for five consecutive years from 1995 through 1999, an unprecedented run.

      Are these two streaks related? Can these two streaks continue? If not, when will they end? This report addresses these key questions.

      First, are they related? Obviously. Economists fret that a weakening economy will weaken corporate profits and, thus, the stock market. On the other hand, Alan Greenspan frets that a stock market correction will cause an economic correction through the wealth effect, that is, funding consumption out of wealth, rather than income. Who is right in terms of causality? Probably both. A weakening in either the economy or the stock market could affect the other.

      Can these two streaks continue? That is, can trees grow to the sky? It seems clear that the economy and the stock market cannot continue to grow at their recent pace. Real Gross Domestic Product (GDP) grew by 4% during 1999 (down from 4.6% during 1998), and the unemployment rate is 4.1%, the lowest since 1969. Greenspan is appropriately concerned about labor shortages and resulting labor cost increases, which has heretofore been mitigated by immigration, job insecurity resulting from continuing corporate restructuring, and other factors.

      With respect to the stock market, stock prices have outgrown earnings for several years. The price-to-earnings ratio for the S&P 500 was 31.49 at the end of 1999, significantly the highest since World War II. The S&P 500 cannot continue to return 20% every year - the average return over the period from 1926-1999 was 11.35%.

      As the noted economist Herb Stein profoundly said, "If a trend cannot continue, it will stop." Thus, these two trees cannot grow to the sky. But when will they stop growing? Most immediately, will they stop growing during 2000? This is the timely question. To put the answer before the reasoning, we expect growth in the economy and the stock market to moderate during 2000, but do not expect significant reversals.

      Before we proceed, however, we should comment on the other major financial market, the bond market, which is related to our expectation for 2000. If the economy and the stock markets received grades of "A" during 1999, the bond market received a "D-". 1999 experienced the second worst bond market performance since 1973, the worst being 1994. This weak showing by bonds during 1999 was no surprise. During 1994, an even weaker year for bonds, the Federal Reserve (Fed) tightened six times, increasing the Fed funds rate from 3% to 5.5%. During 1999, the Fed tightened three times, increasing the rate from 4.75% to 5.50%.

      The bond market never responds well to Fed tightening. But the three Fed tightenings during 1999 and the two or perhaps more expected during 2000 should moderate economic growth during 2000 to a level of about 3%-31/2%, which is currently thought to be "sustainable," without causing a recession or even a severe economic softening. That is, the weak bond market during 1999 planted the seeds for a moderation in the economy during 2000.

The Economy

      As indicated, as of February, the U.S. economy will have experienced its longest post-World War II economic expansion, accompanied by a low unemployment rate (the lowest in 29 years) and also moderate inflation. This combination of desirable conditions, previously thought to be too good to be true, has been referred to as the "New Economy" or "New Paradigm".

      Among the reasons for this salutary environment are the following. First, productivity has been quite high due to, among other factors, technology. Second, monetary policy (due to Alan Greenspan) and fiscal policy (due primarily to the strong economy resulting in a federal budget surplus) have been prudent. Third, several factors have mitigated inflation. They include globalization, the strong U.S. dollar, the (until recently) economic slowdown in Asia (and its effect on commodity prices) and improved technology (including e-commerce), all

--------------------------------------------------------------------------------
(1) The Standard & Poor's (S&P 500) Index is an unmanaged index of 500 large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

leading to weaker pricing power. Weaker labor unions, the increased use of "temps" and the increased use of stock options rather than salary have also moderated wage inflation. And fourth, the strong stock market has been both a cause and an effect of the long expansion.

      Looking back, why have past economic expansions ended? The first reason has been the inventory cycles. However, while there will be some inventory adjustment from the fourth quarter of 1999 through the first quarter of 2000, due to Y2K, prudent inventory management, including "just in time" inventory, may have rendered the inventory cycle obsolete. The second is inflation (at times caused by oil shocks) and a resulting aggressive Fed tightening. This is the reason we had recessions in 1960, 1970, 1980 and 1990. This threat to economic expansion is alive and well, as indicated below.

      There are three risks to the current economic expansion. The first is continued above sustainable economic growth, leading to incipient inflation, perhaps supported by increased oil prices, resulting in an aggressive Fed tightening of interest rates (a la 1994).

      The second is the current high trade deficit (a net import of goods and services financed by international investment in U.S. financial markets). This excess of imports over exports has satisfied the strong U.S. demand for consumer goods and perhaps abated inflationary forces resulting from excess demand for domestic production. This deficit could lead to a self-reinforcing cycle of:

      o Weaker U.S. Dollar;

      o Withdrawal of international funds from U.S.; and

      o Weaker U.S. stock and bond markets.

      Finally, there is the current high consumption (that is, a low, even negative, savings rate) supported by the "wealth effect", due to a strong stock market and strong residential housing prices. A decline in the stock market (which Alan Greenspan has long thought to be overvalued) could cause a significant decline in consumption, which is approximately two-thirds of GDP, and cause a consumption-led recession during 2000.

            Our expectation for the economy is that fundamental growth will remain unsustainably strong and the Fed will raise rates two or more times during the first half of 2000. However, adroit Fed policy will lead to approximately 3% growth during 2000, which may be sustainable without inflation. The two or three Fed tightenings expected during 2000 will increase yields during the first half of 2000, but due to moderated economic growth, yields should be lower than they are now by the end of 2000, providing moderate returns on bonds during 2000. The two other risks mentioned will remain, but we do not believe that they will cause an end to the expansion during 2000.

The Stock Market

      The current bull market began during October of 1990, and the S&P 500 has returned over 500% (including dividends) since then. In addition, as indicated, the S&P 500 has returned over 20% annually during 1995-1999. Three fundamental reasons for the long bull market are: the decline in interest rates; high profit growth (due largely to the long economic expansion); and the decline in the common stock risk premium. The risk premium has declined, as more individual investors have become comfortable with the stock market, partly due to its long sustained growth.

      The main theme of the 1999 stock market was technology stocks. Technology stocks tend to be growth rather than value stocks, but are dispersed across large, mid and small capitalization stocks. In this regard, the S&P 500 returned 21.04% during 1999, while the S&P 500, exclusive of its technology issues, returned only 2% and the technology sector (which represents approximately 29.7% of the S&P 500) returned 74.76%. In addition, for non-technology stocks, the stock market was unforgiving for stocks with weak earnings and rewarding for those with strong earnings (for example, during 1999 Pfizer and GE returned -21.50% and 53.56%, respectively). At the opposite end of the technology sector in the return universe was the utility sector, which behaves like bonds, and returned -5.81% (as measured by the Dow Jones Utilities Average).(2)

      Our expectation for the stock market is that while the market will exhibit considerable volatility during 2000, due both to specific events and consumer psychology, and while the S&P 500 will not return 20% or more during 2000, the S&P 500 return will be moderate and more consistent with average historical returns (11.35% over the period 1926-1999). There will again, however, be considerable disparity among sectors and stocks. In particular, while there will again be many technology "winners," there will also be many bankruptcies and other weaknesses within technology stocks. This would be expected because many of 1999's technology IPOs are basically yesterday's venture capital companies going public prematurely, at least by previous standards.

--------------------------------------------------------------------------------

(2) The Dow Jones Utilities Average is an unmanaged average of utility stocks listed on the New York Stock Exchange that is generally considered to be representative of U.S. utility sector performance.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Overview

      Given our expectations for the economy and Fed behavior, bond yields should increase early during the year, decrease later in the year, and bond investors should experience a moderate return during 2000. Bonds returns, however, will be much more competitive with stock returns than they were during 1999.

      Stock investors should keep their seat belts on during 2000. Volatility due to specific events, such as earnings announcements, and other factors related to investor psychology will be high. But overall, the stock market, based on reasonable corporate profits, should provide reasonable returns, although most likely not the 20% returns on the S&P 500 that we have experienced for the last five years.

      This overview would not be complete without a comment on last year's winner, technology stocks. Our sense is that, on average, technology stocks will, despite considerable volatility, perform well during 2000. There will be a major difference from 1999, however. During 1999, the flow of capital into technology stocks was bountiful and, perhaps, indiscriminate. Many technology stocks attracted funds even in the absence of actual profits, expected profits or even revenues.

      During 2000, however, while earnings growth will remain large and capital will continue to flow into the technology sector, the funds will flow into the sector in a much more judicious manner. There will be some big winners and perhaps many big losers. This outcome would not be unexpected because many of these new corporations were fundamentally venture capital companies which were able to conduct IPOs only because of the bountiful and indiscriminate capital flows. The easy money in this sector is gone; it's time for the pros.

Regards,


/s/ Frank J. Jones

Frank J. Jones, Ph.D.
Chief Investment Officer
The Guardian Insurance & Annuity Company, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                       This page intentionally left blank.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Stock Fund
-----------------------

[Photo of Larry Luxenberg, C.F.A., Co-Portfolio Manager]

[Photo of John B. Murphy, C.F.A., Co-Portfolio Manager]

Objective: Long-term growth of capital

Portfolio: At least 80% common stocks and securities convertible into common stocks

Inception:  April 13, 1983

Net Assets at December 31, 1999: $4,175,087,062

Q. How did the Fund perform in 1999?

A. For an unprecedented fifth consecutive year, The Guardian Stock Fund had a return of more than 20%. The Fund earned a total return of 31.17%(1) for the year compared to 21.04% for the S&P 500 Index,(2) a margin of 10.13%. Once again, this was a year of high volatility in the stock market. As the year began, there was continuing concern about the global financial crisis as Brazil's economy became only the latest to get crushed. By spring, however, it became apparent that a global recovery was under way, particularly in some of the hardest hit areas of Asia, such as Korea. By year-end the concern had shifted 180 degrees: financial markets had come to believe the real threat was too high a rate of growth, which could potentially re-ignite inflation. All year the market continued to compress major moves -- which had once taken years -- into a matter of months.

      Once again, the market also retained its narrow focus. In fact, according to Merrill Lynch,(3) half of the S&P 500 stocks actually were down for the year. The S&P 500's equally weighted index was up only 11.6%, a little over half of the S&P 500 Index, which is weighted by the market capitalization of the companies included in the Index. While real estate and other value stocks got decimated, technology stocks soared. The rapid spread of the Internet and improvements in networking and mobile communications as well as preparations for Y2K spurred huge demand for technology. The NASDAQ Composite Index,(4) commonly viewed now as a proxy for large technology stocks, was up over 86%, with much of that coming late in the year.

Q. What factors affected performance in 1999?

A. The main factors contributing to our good performance in 1999 were our assessments that technology and growth stocks would do well. We were overweighted in technology stocks all year and continued that posture heading into 2000. Technology stocks began to rally in the fall of 1998 and by late winter many market strategists believed that their run was over.

      In less than two weeks in mid-April, cyclical and deep value stocks -- stocks that are normally poor performers but can make large increase in value when the economy expands -- had their biggest rally in a quarter-century, and the technology rally looked like history. After an

================================================================================
"The main factors contributing to our good performance in 1999 were our assessments that technology and growth stocks would do well. We were overweighted in technology stocks all year and continued that posture heading into 2000."
================================================================================

intensive review of our portfolio in early summer, we decided to remain with our basic position. The biggest change we made was adding a heavier weighting of mid- and small-cap stocks to the mix and we continued that through year-end. The addition of Yahoo! to the S&P 500 in December brought the S&P 500's pure Internet weighting (along with America Online) to almost 2.5%, reflecting the market's assessment of the powerful transformation of the U.S. economy.

Q. What strategies do you use to manage the Fund?

A. We have for many years employed a combination of

--------------------------------------------------------------------------------

(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that the value of your investment, when redeemed, may be worth more or less than the original cost.
(2) The S&P 500 Index is an unmanaged index of 500 large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is not available for direct investment and its returns do not reflect the fees and expenses that have been deducted from the Fund.
(3)   From Merrill Lynch "Style Performance Monitor," January 7, 2000.
(4) The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market Stocks. The Index is not available for direct investment and its returns do not reflect the fees and expenses that have been deducted from the Fund.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

quantitative techniques and fundamental judgements. We believe that this is the best way to achieve consistently outstanding returns. As always, we continue to refine our growing cluster of quantitative techniques. With a fast-changing economy and volatile market, managers need to constantly explore new strategies and be alert to declining effectiveness of older techniques. The rapid changes in the economy are affecting nearly all industries and our analysts attempt to keep up with the most important developments in such far-flung areas as telecommunications, genomics (the study of genetics and DNA) and the Internet, as well as the ramifications for older industries.

Q. What do you envision for the stock market in 2000?

A. Now that all the millennium hoopla has died down and Y2K's passage proved uneventful, we look forward to another interesting year. The first few weeks of the year had more volatility and excitement compressed into them than many prior years. Once again, the financial markets focus intensely on the Federal Reserve Board, with most people expecting from one to three more interest rate increases. Overall, the economy remains robust, with growth accelerating and inflation subdued even as this expansion becomes the longest in U.S. history. The valuation in the stock market is high for the narrow group of leaders but their growth and profitability are also exceptionally high.

      While the last five years have been the best in modern stock market history and volatility remains near a historic high, we continue to be optimistic. Most importantly, the economy remains in the best shape it has been in since the 1960s. Innovation is flourishing at the most rapid pace in perhaps a century and the prospects for peace around the world are the brightest in a long time. Under these circumstances, we find it hard to be pessimistic about the stock market.

--------------------------------------------------------------------------------
The Guardian Stock Fund Profile
-------------------------------

--------------------------------------------------------------------------------
                    Top Ten Holdings as of December 31, 1999

                                                         Percentage
         Company                                        of Net Assets

   1. Microsoft Corp.                                       5.54%
--------------------------------------------------------------------------------
   2. Intel Corp.                                           2.46%
--------------------------------------------------------------------------------
   3. Int'l. Business Machines                              2.06%
--------------------------------------------------------------------------------
   4. Wal-Mart Stores, Inc.                                 1.89%
--------------------------------------------------------------------------------
   5. General Electric Co.                                  1.84%
--------------------------------------------------------------------------------
   6. America Online, Inc.                                  1.75%
--------------------------------------------------------------------------------
   7. Citigroup, Inc.                                       1.63%
--------------------------------------------------------------------------------
   8. EMC Corp.                                             1.53%
--------------------------------------------------------------------------------
   9. Motorola, Inc.                                        1.45%
--------------------------------------------------------------------------------
   10. Oracle Corp.                                         1.44%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      Average Annual Total Returns(1) for Periods Ended December 31, 1999

                                                                  Life of Fund
                                1 Year    5 Years    10 Years    (since 4/13/83)
--------------------------------------------------------------------------------
The Guardian Stock Fund         31.17%    29.48%     20.04%          18.74%
--------------------------------------------------------------------------------
S&P 500 Index                   21.04%    28.51%     18.17%          17.50%
--------------------------------------------------------------------------------

(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that the value of your investment, when redeemed, may be worth more or less than the original cost.

--------------------------------------------------------------------------------

                       Sector Weightings of Common Stocks
                            as of December 31, 1999

   [The following table was depicted as a pie chart in the printed material.]

Cash                     4.68%

Telecommunication       18.03%

Technology              37.25%

Energy                   5.18%

Basic Industries         1.58%

Financial                7.10%

Transportation           0.07%

Utilities                0.82%

Credit Cyclicals         0.15%

Consumer Services        7.70%

Capital Goods            1.87%

Consumer Cyclical        7.65%

Consumer Staples         7.92%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Growth of a Hypothetical $10,000 Investment

[The following table was depicted as a line graph in the printed material.]

[Plot points to come]


The Guardian Stock Fund $177,629

S&P 500 Index $163,104

Cost of Living $17,232

--------------------------------------------------------------------------------

A hypothetical $10,000 investment made at the inception of The Guardian Stock Fund on April 13, 1983 would have grown to $177,629 on December 31, 1999. We compare our performance to that of the S&P 500 Index, which is an unmanaged index that is generally considered the performance benchmark of the U.S. stock market. While you cannot invest directly in the S&P 500 Index, a similar hypothetical investment would now be worth $163,104. The Cost of Living, as measured by the Consumer Price Index, which is generally representative of the level of U.S. inflation, is also provided to lend a more complete understanding of the investment's real worth.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian VC 500 Index Fund
------------------------------

[Photo of Jonathan C. Jankus, C.F.A., Portfolio Manager]

Objective: Seeks to match the investment performance of the Standard & Poor's 500 Corporate Stock Price Index ("the S&P Index")

Portfolio: Common stocks of companies in the S&P Index, which emphasizes large U.S. Companies

Inception: August 25, 1999

Net Assets as of December 31, 1999: $217,804,375

Q. How did The Guardian VC 500 Index Fund perform in 1999?

A. For the period from inception on August 25, 1999 to December 31, 1999, the Fund's return was 6.38%.1 The Fund's objective is to match the returns of the S&P 500 Index,2 a theoretical portfolio of 500 blue-chip stocks, which returned 6.79% over the same period. The portfolio index is theoretical in the sense that it is computed as though it was purchased and subsequently rebalanced without any trading costs.

Q. What factors affected the Fund's performance?

A. This was yet another year in which the equity market did very well, at least if you were in the right place at the right time. The overall market, as measured by the S&P 500, achieved a total return of 21.04% during 1999, but the real story was being played out in the NASDAQ3 over-the-counter market which returned a staggering 86.13%. With the exception of a short period during the spring, the market was dominated by technology stocks in general, and anything named "dot-com" in particular.

  With regard to the management of the fund specifically, many stock-for-stock mergers (such as that between Exxon and Mobil) created rebalancing needs that can present challenges. In this case in particular, no actual cash is received by the Fund to be used to purchase

================================================================================
"The Fund's objective is to match the returns of the S&P 500 Index, a theoretical portfolio of 500 blue-chip stocks."
================================================================================

the "new" 500th company in the index. Funds must theoretically be raised via the sale of a proportional amount of the other 499 holdings; such considerations are not a part of the theoretical index calculation.

Q. What are your expectations for the coming year?

A. We will continue to manage the portfolio so as to attempt to replicate the S&P 500 and keep trading costs to a minimum. If history is any indication, this has proven to be a somewhat difficult goal to achieve.

--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that the value of your investment, when redeemed, may be worth more or less than the original cost.
(2) The S&P 500 Index is an unmanaged index of 500 large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is not available for direct investment and its returns do not reflect the fees and expenses that have been deducted from the Fund.
(3) The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market stocks. The Index is not available for direct investment and its returns do not reflect the fees and expenses that have been deducted from the Fund.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian VC 500 Index Fund Profile
--------------------------------------

--------------------------------------------------------------------------------
                                Total Returns(1)
                       for Period Ended December 31, 1999
================================================================================
Inception Date ...................................8/25/99
Since Inception ..................................  6.38%
--------------------------------------------------------------------------------


                          Sector Weighting Comparisons

--------------------------------------------------------------------------------

                       Sector Weightings for The Guardian
                   VC 500 Index Fund as of December 31, 1999

[The following table was depicted as a pie chart in the printed material.]

Technology                         28.3%

Utilities                           1.6%

Basic Materials                     4.5%

Consumer Cyclical                   7.9%

Consumer Non-Cyclical               7.3%

Consumer Services                   5.1%

Commercial Services                 4.5%

Transportation                      0.7%

Energy                              5.2%

Telecommunications                  7.7%

Financial                          15.4%

Industrials                         2.8%

Health Care                         9.0%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                    Sector Weightings for The S&P 500 Index
                             as of December 31, 1999

[The following table was depicted as a pie chart in the printed material.]

Technology                         28.3%

Utilities                           1.7%

Basic Materials                     4.5%

Consumer Cyclical                   7.9%

Consumer Non-Cyclical               7.2%

Consumer Services                   5.1%

Commercial Services                 4.5%

Transportation                      0.7%

Energy                              5.1%

Telecommunications                  7.7%

Financial                          15.4%

Industrials                         3.0%

Health Care                         8.9%

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian VC Asset Allocation Fund
-------------------------------------

[Photo of Jonathan C. Jankus, C.F.A., Portfolio Manager]

Objective: Long-term total investment return consistent with moderate investment risk

Portfolio: Shares of The Guardian Stock Fund, The Guardian Bond Fund and The Guardian Cash Fund

Inception: September 15, 1999

Net Assets as of December 31, 1999: $27,749,756

Q. How did the Fund perform this year?

A. For the period from inception on September 15, 1999 and ending December 31, 1999, the Fund's return was 8.67%.1 We are delighted to report that this return exceeds the 7.23% return experienced by its passive composite benchmark over the same period (60% of the S&P 500 Index2 and 40% of the Lehman Aggregate Bond Index3 rebalanced monthly).

Q. What factors affected Fund performance?

A. This was yet another year in which the equity market did very well, at least if you were in the right place at the right time. The overall market, as measured by the S&P

================================================================================
"We manage the Fund using disciplined techniques that continue to focus our attention on the variables that are critical to the markets."
================================================================================

500 Index, achieved a total return of 21.04% during 1999, but the real story was being played out in the NASDAQ4 over-the-counter market, which returned a staggering 86.13%.

      The Fund's equity allocations proved, after the fact, to be overly conservative since we were below our neutral 60% level throughout the period. Fortunately, our under lying equity portfolio (which is, in fact, The Guardian Stock Fund) performed so well that we were able to overcome our caution with respect to equity exposure. We encourage the reader to read the annual review contained herein for The Guardian Stock Fund for greater detail.

Q. What are your expectations for the coming year?

A. Our investing will, of course, continue to be guided by our quantitative model which, as of year-end, has us invested 20% in stocks, 46% in bonds and 34% in cash. This is an extremely low level of stock exposure relative to our expectations over time, and certainly compared to our "neutral" position of 60% in stock and 40% in bonds, and it is not a position that we take lightly.

      It would be easy and, perhaps, more entertaining to throw up concerns like the recent resignation of Boris Yeltsin, the skyrocketing price of oil or the surprising weakness of the Euro, in considering the coming year. We manage the Fund using disciplined techniques that continue to focus our attention on the variables that are critical to the markets. In particular, while interest rates have risen considerably, the equity market has ignored that fact. Historically, this has not been a harbinger of strong equity returns and we feel that the risk/return tradeoff now favors bonds.

--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that the value of your investment, when redeemed, may be worth more or less than the original cost.
(2) The S&P 500 Index is an unmanaged index of 500 large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is not available for direct investment, and its returns do not reflect the fees and expenses that have been deducted from the Fund.
(3) The Lehman Aggregate Bond Index is an unmanaged index that is generally considered to be representative of U.S. bond market activity. The Lehman Aggregate Bond Index is not available for direct investment, and the returns do not reflect the fees and expenses that have been deducted from the Fund.
(4) The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market stocks. The Index is not available for direct investment, and its returns do not reflect the fees and expenses that have been deducted from the Fund.

--------------------------------------------------------------------------------

[No hard copy supplied for this page.]

--------------------------------------------------------------------------------
The Guardian VC Asset Allocation Fund Profile

                                  Total Return(1)
                       for Period Ended December 31, 1999
================================================================================
Inception Date................9/15/99
Since Inception............... 8.67%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Portfolio Composition by Asset Class
                             as of December 31, 1999


Cash                      34%

Stocks                    20%

Bonds                     46%

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian VC High Yield Bond Fund
------------------------------------

[Photo of Peter J. Liebst, Co-Portfolio Manager]

[Photo of Thomas G. Sorell, Co-Portfolio Manager]

Objective: Current income; capital appreciation is a secondary objective

Portfolio: Corporate bonds and other debt securities rated below investment grade

Inception: September 13, 1999

Net Assets as of December 31, 1999: $25,888,210

Q. How did the Fund perform during 1999?

A. The Guardian VC High Yield Bond Fund was launched on September 13, 1999. For the period of inception through December 31, 1999 the Fund posted a 2.78% return.(1) This compared to a 1.70% return for the 339 funds tracked by Lipper Analytical Services,(2) and a 1.65% return for the overall high yield market as measured by the Donaldson, Lufkin & Jenrette High Yield Index.(3)

Q. What factors affected the Fund's performance?

A. 1999 was a challenging year for fixed income investors. Reversing its 1998 actions, the Federal Reserve (Fed) in 1999 raised rates in an effort to address what it believed to be an unsustainable level of growth in the U.S. economy. In a series of three actions, the Fed raised the Fed Funds rate a total of 0.75% during the year (with one of the three increases of 0.25% taking place during the Fund's 1999 performance period). These actions, combined with waning international demand for U.S. Treasuries, resulted in a 1.79% rise in the 10 year Treasury yield, which ended the year at 6.44%. Total return on the 10 year Treasury was -8.43% for the year, and -1.31% for the period in which the Fund operated.

      Despite this dismal performance of the Treasury market, the high yield market was able to outperform all fixed income asset classes with a total return of only 3.59% for the year 1999, compared to its average annual return of 11.1% over the last decade. Not only was this a notable return compared to the 10 year Treasury, but comparing the high yield market to other spread sensitive fixed income asset classes, it exceeded the -1.96% return posted by investment grade corporate bonds, as measured by the Lehman Corporate Index(4) and the 1.86% returned by the Lehman MBS Fixed Rate Index.(5) In general, high yield benefited from the fact that the spread over Treasuries for the average high yield bond tightened by 0.91% during the year. This left the year end average yield at 11.91% for the high yield market.

      While numerous factors influenced the performance of individual bonds throughout 1999, there were some general themes exhibited by the market as a whole. Of note was the continued growth in the influence of the media and telecom sectors on the high yield market.

================================================================================
"We sought to identify attractive asset allocation weightings based on analysis of industry fundamentals, issuer credit worthiness and risk/return profile, and individual issue relative value."
================================================================================

Representing an estimated 34.9% of the high yield market as of the end of 1999, the 9.36% return from these sectors was a primary factor in the overall performance of the high yield market for 1999.

      From a credit perspective, the high yield market saw a consistently higher level of credit rating agency downgrades than upgrades throughout the year. This, combined with a rising default rate, which reached 4.02% at the end of 1999, resulted in a highly volatile market for any credit that released negative financial or event-related news. In several situations, upon the release of such news by an issuer, the market saw a precipitous drop

--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment for the Fund will be lower to reflect separate account and contract policy changes. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that the value of your investment, when redeemed, may be worth more or less than the original cost.
(2) Lipper Analytical Services, Inc. is an independent mutual fund monitoring and rating service. Its database of performance information is based on historical total returns, which assume the reinvestment of dividends and distributions, and the deduction of all fund expenses. Lipper returns do not reflect the deduction of sales loads, and performance would be different if sales loads were deducted.
(3) The DLJ High Yield Index is an unmanaged index that is generally considered to be representative of the investable universe of the US-dominated high yield debt market. The DLJ High Yield Index is not available for direct investment, and the returns do not reflect the fees that have been deducted from the Fund. Likewise, return figures for the DLJ High Yield Index do not reflect any sales charges that an investor may have to pay when purchasing shares of the Fund.
(4) The Lehman Corporate Bond Index is an unmanaged index that is generally considered to be representative of corporate bond market activity. The Index is not available for direct investment and the returns do not reflect the fees and expenses that have been deducted from the Fund.
(5) The Lehman MBS Fixed Rate Index is an unmanaged index that is generally considered to be representative of fixed-rate Mortgage Backed Security
      (MBS) market activity. The Index is not available for direct investment and the returns do not reflect the fees and expenses that have been deducted from the Fund.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


in the price of the respective bonds, often immediately to levels which typically are equated with workout levels. Such a situation was experienced with two of the Fund's holdings during 1999. These situations exemplified the overall market's underlying credit sensitivity and demand for liquidity.

Q. What was your investment strategy during 1999, and what is your outlook for the future?

A. The Fund's overall strategy was to maximize the total return of a diversified fixed-income portfolio principally composed of below investment grade securities with up to 25% invested in convertible securities. Specifically, we sought to identify attractive asset allocation weight ings based on analysis of industry fundamentals, issuer credit worthiness and risk/return profile, and individual issue relative value. Throughout 1999, stronger credit quality and larger, more liquid issues were overweighted with an underweighting in issuers operating in cyclical industries.

      At year-end the Fund remains cautious with regard to credit quality and liquidity and is therefore overweighted in higher rated issuers, and continues to emphasize issues of larger size. The strategy of underweighting cyclical industries will continue into 2000 while regularly reviewing and estimating each industry's total return potential.

--------------------------------------------------------------------------------
The Guardian VC High Yield Bond Fund Profile
--------------------------------------------

                                  Total Return(1)
                       for Period Ended December 31, 1999
================================================================================
Inception Date..................... 9/13/99
Since Inception....................   2.78%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    Top Ten Holdings as of December 31, 1999

     Company                                          Percent of
                                                   Total Net Assets

  1. Pierce Leahy Corp.                                  2.05%
--------------------------------------------------------------------------------
  2. Hollywood Casino Corp.                              2.02%
--------------------------------------------------------------------------------
  3. Twin Laboratories, Inc.                             2.00%
--------------------------------------------------------------------------------
  4. Fox Liberty Networks LLC                            1.97%
--------------------------------------------------------------------------------
  5. Globenet Comm. Group Ltd.                           1.97%
--------------------------------------------------------------------------------
  6. Pegasus Comm. Corp.                                 1.95%
--------------------------------------------------------------------------------
  7. American Media Operations                           1.94%
--------------------------------------------------------------------------------
  8. Stone Container Corp.                               1.93%
--------------------------------------------------------------------------------
  9. Bell Sports, Inc.                                   1.93%
--------------------------------------------------------------------------------
 10. Premier Parks, Inc.                                 1.92%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  Portfolio Sector Allocation December 31, 1999

   [The following table was depicted as a pie chart in the printed material.]

Convertible Bonds                       0.70%

Short Term                             11.47%

Corporate Notes/Bonds                  87.83%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     Credit Quality as of December 31, 1999

   [The following table was depicted as a pie chart in the printed material.]

Short-Term                             11.47%

BBB                                     2.01%

BB                                     13.90%

B                                      64.11%

CCC                                     7.61%

CC                                      0.90%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Bond Fund
----------------------

[Photo of Thomas G. Sorell, C.F.A., Co-Portfolio Manager]

[Photo of Howard W. Chin, Co-Portfolio Manager]

Q. How did the Fund perform during 1999?

A. The Fund had a total return of -0.84%1 for the year ended December 31, 1999, while the average fund in our Lipper Intermediate Investment Grade peer group2 returned -0.60% for the year. The group consists of 22 variable annuity subaccounts that invest primarily in investment grade debt with average maturities of 5-10 years. Another commonly used benchmark, the Lehman Aggregate Bond Index,3 returned -0.82% in 1999.

Q. What factors affected the Fund's performance?

A. The year 1999 saw a reversal of fortunes in the fixed income market, as many of the factors that caused the sharp outperformance of Treasuries in 1998 (relative to the spread sectors, namely corporate bonds, mortgage and asset-backed securities and agency debt) diminished as the year progressed. First and foremost, the three interest rate reductions undertaken by the Federal Reserve (Fed) in 1998 to inject liquidity and restore confidence during that year's global and domestic financial crises were fully reversed. Amidst concerns that the domestic economy was growing at an unsustainably strong rate, the Fed increased the Fed Funds rate by 0.75% in a series of three tightenings over the course of 1999. Further-more, the prospects for the overseas economies improved in 1999, so the demand for Treasuries as a safe haven eased as well.

      As a result of these combined effects, Treasury yields rose substantially. The yield on the 2-year Treasury note increased by over 1.70% to finish 1999 at a 6.24% yield, while the 30-year bond increased by nearly 1.40% to 6.48%. Putting this into perspective, the Treasury component of the Lehman Aggregate Bond Index returned -2.56% in 1999, after turning in a 10.03% performance in 1998. This sharp reversal was the primary reason that the overall Lehman Aggregate Bond Index experienced a -0.82% return in 1999, a negative return for only the second time in Index history. In fact, during the 1990s, the Lehman Aggregate Bond Index, which is representative of the overall fixed income market, earned an average annual return of 7.88%.

      Even though Treasuries performed poorly in 1999, the spread sectors enjoyed a very good year as their performance cushioned much of the weakness experienced in the Treasury sector. For example, the two major spread sectors in the Lehman Index, corporate bonds and mortgage-backed securities (MBS), both outperformed Treasuries handily, returning 1.75% and 1.13%, respectively, over comparable-duration Treasuries. The corresponding averages for the 1990s were 0.43% and 0.32%, respectively.

      Speaking more broadly, the last two years are excellent examples of the benefit of owning a well-diversified bond fund. In 1998, the Fund posted a good performance in nominal terms due to the strong performance of Treasuries, but the performance of the spread sectors was very disappointing. On the other hand, in 1999, the Fund's performance was negative on a nominal basis due to the increase in overall yields, but was somewhat offset by the exceptional performance of the spread sectors. In both cases though, the Fund's performance benefited from our focus on asset allocation.

      Much of the spread sectors' outperformance occurred in the first and fourth quarters. All spread assets were

================================================================================
"Speaking more broadly, the last two years are excellent examples of the benefit of owning a well-diversified bond fund."
================================================================================

very undervalued coming into 1999 as a result of 1998's financial turmoil, but as investor concerns eased, spread assets came back into favor, and turned in a strong performance in the first quarter. Part of this strong performance was eroded during 1999's middle quarters, as the prospect of higher interest rates dampened the demand for fixed income assets in general. However, this weakness proved to be temporary. The rise in yields greatly mitigated many fears of prepayment risk in MBS and additional supply in corporates, and as concerns over Y2K diminished, spread sectors outperformed in the fourth quarter, and experienced a strong year overall.

--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment for the Fund will be lower to reflect separate account and contract policy changes. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that the value of your investment, when redeemed, may be worth more or less than the original cost.
(2) Lipper Analytical Services, Inc. is an independent mutual fund monitoring and rating service. Its database of performance information is based on historical total returns, which assume the reinvestment of dividends and distributions, and the deduction of all fund expenses. Lipper returns do not reflect the deduction of sales loads, and performance would be different if sales loads were deducted.
(3) The Lehman Aggregate Bond Index is an unmanaged index that is generally considered to be representative of U.S. bond market activity. The Lehman Aggregate Bond Index is not available for direct investment and the returns do not reflect the fees and expenses that have been deducted from the Fund.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Q. What was your investment strategy during the year?

A. The Fund's performance in 1999 was the result of a reasonably successful asset allocation strategy. We strongly favored spread assets over Treasuries for much of the year, and at one point, we reduced our Treasury exposure to its lowest level in several years.

      We believed that all spread assets were still undervalued at the end of 1998, and entered 1999 in a significantly overweighted position in both corporates and MBS. This posture served us well as these sectors outperformed in the first quarter. Following some continued strong performance by spread assets, we reduced our exposure to corporate bonds and decreased the duration of our MBS holdings in the second quarter as these sectors became less attractive on a risk/return basis, especially in the context of anticipated Fed tightenings. After some subsequent weakening in these sectors, we resumed our strategy of overweighting spread sectors after determining that the weakening had left them fundamentally undervalued once again. Unfortunately, this move proved to be somewhat early, as the sectors weakened further in the third quarter in the wake of the market's reduced liquidity and increased volatility. Nonetheless, our exposure left the Fund well-poised going forward. In fact, both corporates and MBS outperformed comparable duration Treasuries in each of the last four months of 1999, as measured by the Lehman Index.

      The Fund's performance in 1999 was a result of our overweighted positions in spread product, but it was further enhanced by our security selection. Specifically, given our positive outlooks on both the economy and the corporate profit picture, we increased our exposure to lower-rated investment grade bonds, which subsequently returned more than their higher-rated counterparts. In addition, we rebalanced our holdings in the MBS sector in favor of higher coupon (and higher yielding) mortgage passthroughs, since the higher rate and lower volatility environments improved their risk/return outlook and reduced the need for the prepayment protection in discount securities.

--------------------------------------------------------------------------------
The Guardian Bond Fund Profile
as of December 31, 1999
------------------------------

--------------------------------------------------------------------------------
                         Average Annual Total Returns(1)
                       for Period Ended December 31, 1999
================================================================================
1 Year ............................................... -0.84%
5 Years ..............................................  7.16%
10 Years .............................................  7.27%
Since Inception (5/1/83) .............................  8.66%
--------------------------------------------------------------------------------

Q. What is your outlook for 2000?

A. The Fund's overall strategy is to maximize the total return of a diversified fixed income portfolio of investment-grade corporate, mortgage-backed, asset-backed, and Treasury securities. We will continue to focus on monitoring and balancing these risks by actively adjusting our asset allocations as appropriate, consistent with our views on relative sector valuations. We will not take interest rate bets, but we do recognize that the market may be facing the end of the decline in rates that has been in place since the 1980s. In any event, our goal will remain to identify attractive investment opportunities that will allow us to maximize returns in the context of a well-diversified portfolio.


--------------------------------------------------------------------------------
                        Recent Asset Allocation Strategy
                     (% Market Values, Total at Quarter End)

[The following table was depicted as a line graph in the printed material.]

[Plot points to come]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   Growth of a Hypothetical $10,000 Investment

[The following table was depicted as a line graph in the printed material.]

[Plot points to come]

Lehman Aggregate Bond Index                  $44,075

The Guardian Bond Fund                       $42,625

To give you a comparison, the chart above shows the performance of a $10,000 investment made in The Guardian Bond Fund and in the Lehman Aggregate Bond Index.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Gabelli Capital Asset Fund
--------------------------

[Photo of Mario J. Gabelli, C.F.A., Portfolio Manager]

Objective: Growth of capital. Current income is a secondary objective

Portfolio: Primarily common and preferred stocks and other securities representing the right to acquire common stocks

Inception: May 1, 1995

Net Assets at December 31, 1999:  $176,086,158

Q. How did the Fund perform for the year ended December 31, 1999?

A: For the year ended December 31, 1999, the Gabelli Capital Asset Fund's (the "Fund") total return was 19.81%.(1) The Standard & Poor's ("S&P") 500(2) and Russell 2000(3) Indices had returns of 21.04% and 21.35%, respectively, over the same period. For the three-year period ended December 31, 1999, the Fund's total return averaged 24.02% annually, versus average annual total returns of 27.56% and 13.08% for the S&P 500 and Russell 2000 Indices, respectively.

Q. What factors affected the Fund's performance in 1999?

A: At year-end 1999, many investors were left pondering how and why their individual stock and/or mutual fund portfolios performed so poorly in a year in which all the leading stock market indices posted strong gains. The answer is simple. A relative handful of increasingly popular technology and Internet-related stocks propelled the capitalization weighted market indices higher, while the majority of stocks languished. If you owned these types of companies, you were a winner. If you owned index funds, you earned respectable returns. If you owned most anything else, especially value stocks and most value oriented funds, you had a "dull year."

      How did our largely non-tech, value-oriented portfolio perform so well in this extremely narrow market? First, we pick businesses with good growth prospects that are reasonably valued compared to their "intrinsic value." Secondly, we look for a "catalyst" that will illuminate that underlying value.

The seeds for this year's performance harvest were sown four and five years ago when we were buying telecom munications, cable television, and media stocks at what we viewed as bargain basement prices. Our intensive research in these groups and the identification of the catalysts that would show their value rewarded us in 1997, 1998 and again this year.

Importantly, despite recent years' excellent performance, our holdings in these industries remain quite reasonably valued in light of still favorable business prospects. And, of course, we benefited from financial engineering - particularly deals, as merger and acquisition activity was at an all time high.

Q. In what sectors do you see value?

A: As aforementioned, we believe telecommunications, cable television, and media stocks still represent good long term value. Each of these industry groups has strong secular growth prospects and each group is undergoing substantial change spawned by technological advances and the ongoing elimination of regulatory barriers. The convergence of the telephone, computer and television is well underway. Those entities that control data transmis-

================================================================================
"For the year ended December 31, 1999, the Gabelli Capital Asset Fund's total return was 19.81%."
================================================================================

sion pipelines (wired and wireless telecommunications and cable television operators) and content and creativity providers (multimedia companies) will be major beneficiaries. We also expect to see further consolidation in these industries as companies seek to broaden their domestic and global franchises and realize economies of scale.

--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deductions of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal will fluctuate so that the value of your investment, when redeemed, may be worth more or less then the original cost.
(2) The S&P 500 Index is an unmanaged index of 500 large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 is not available for direct investment and its returns do not reflect expenses, which have been deducted from the Fund's return.
(3) The Russell 2000 Index is an unmanaged index of 2,000 small cap U.S. stocks that is generally considered to be representative of small-capitalization issues in the U.S. stock market. The Russell 2000 Index is not available for direct investment and its returns do not reflect the fees and expenses that have been deducted from the Fund.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
One can also make a case for quality industrial cyclicals that were largely ignored by investors this year. At some point, investors will become wary of paying extremely rich valuations for 1999's market darlings and recognize that quality industrial cyclicals are excellent fundamental bargains.

Q. What is your outlook for the year 2000?

A: The long term bull market in U.S. stocks has been fueled by low inflation, declining interest rates, strong corporate profit growth, and very favorable supply/ demand dynamics for equities. As we write, two of the four ingredients that have been propelling the market remain in place. Corporate profits are expanding at an attractive rate, and demand for equities continues to outpace supply. However, inflation has trended modestly higher and market interest rates are at two-year peaks.

Will inflation remain in the current comfort zone? That depends on whether the Federal Reserve Board (Fed) can effectively restrain the economy and whether increased productivity can continue to offset rising wages in a tight labor market. At present, nobody (including us) can answer these questions. However, we suspect that if the economy continues to expand at a rate in excess of 5.0% and the job market continues to tighten, there will be more serious inflationary implications and interest rates will move even higher. If this economic scenario unfolds, stocks will likely stall or perhaps correct. If the Fed succeeds in cooling down the economy and inflation and interest rates stabilize around current levels, stocks could advance in line with corporate earnings growth.

--------------------------------------------------------------------------------
Gabelli Capital Asset Fund Profile
----------------------------------

--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURNS(1)
                       FOR PERIOD ENDED DECEMBER 31, 1999
================================================================================
1 Year .............................................. 19.81%
3 Years ............................................. 24.02%
Since Inception (5/1/95) ............................ 19.49%
--------------------------------------------------------------------------------

                   Growth of a Hypothetical $10,000 Investment

[Plot points to come]

[The following table was depicted as a line graph in the printed material.]

--------------------------------------------------------------------------------
                    Top Ten Holdings as of December 31, 1999

    1. Liberty Media Group Cl. A
--------------------------------------------------------------------------------
    2. Telephone & Data Systems Inc.
--------------------------------------------------------------------------------
    3. Cablevision Systems Corp. Cl. A
--------------------------------------------------------------------------------
    4. Viacom Inc. Cl. A
--------------------------------------------------------------------------------
    5. Media General Inc. Cl. A
--------------------------------------------------------------------------------
    6. MediaOne Group Inc.
--------------------------------------------------------------------------------
    7. Chris Craft Industries Inc
--------------------------------------------------------------------------------
    8. El Paso Electric Co.
--------------------------------------------------------------------------------
    9. Citizens Utilities Co. Cl. B
--------------------------------------------------------------------------------
   10. USA Networks Inc.
--------------------------------------------------------------------------------

To give you a comparison, the chart above shows the performance of a $10,000 investment made in the Gabelli Capital Asset Fund and in the S&P 500 Index.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Baillie Gifford International Fund
----------------------------------

[Photo of R. Robin Menzies, Portfolio Manager]

Objective: Long-term capital appreciation

Portfolio: At least 80% in a diversified portfolio of common stocks of companies domiciled outside of the United States

Inception: February 8, 1991

Net Assets at December 31, 1999: $933,543,942

Q. How did the Fund perform?

A. The Fund performed well in 1999. The total return for the year was 39.11%,(1) compared with the total return of 27.30% of the MSCI EAFE Index.(2) Most international markets were strong. The major European markets benefited from an upturn in economic activity in the region, while the Japanese market was strong as the country moved to sort out the problems of its financial sector, which until recently has been weak. In local currency terms (Pound Sterling), the total return of the MSCI Europe ex-UK Index(3) was 37.04%, while in Yen terms, the MSCI Japan Index(4) total return was 46.79%. However, currency fluctuations had a major influence upon returns for the U.S. investor. The Euro, which was launched at the beginning of the year, was weak against the Dollar, and the MSCI Europe ex-UK Index had a total return of only 17.84% when expressed in Dollars. In contrast, the Japanese Yen was surprisingly strong, and in Dollar terms the MSCI Japan Index had a 61.77% total return.

Q. What factors affected the Fund's performance?

A. The Fund outperformed the MSCI EAFE Index for a number of reasons. Baillie Gifford specializes in picking good businesses in which to invest. We conduct a fundamental analysis of the prospects for a company, and usually meet with the management, before we consider whether or not to purchase its stock. In 1999, we had a good year at picking businesses, especially in two specific areas. Those areas were the telecommunications sector, where the Fund had an above Index exposure to mobile telephone network companies, and in Japan, where the stocks held by the Fund did significantly better than the MSCI Japan Index.

Q. What is your outlook for the future?

A. We still believe that inflation is likely to remain very low by historical standards, but we have become increasingly concerned about interest rates. We think that the cautious rate rises which began last year in Europe and the U.S. will continue, and that this may prove unsettling for markets in the early part of this year.

      Markets have become very narrow, and their leading stocks are very vulnerable to a setback, especially if a bout of uncertainty about the path of interest rates provides an excuse to take profits. Nevertheless, we are confident that the long term earnings prospects of our

================================================================================
"Baillie Gifford specializes in picking good businesses in which to invest. We conduct a fundamental analysis of the prospects for a company, and usually meet with the management, before we consider whether or not to purchase its stock. In 1999, we had a good year at picking businesses."
================================================================================

investments are strong and that the central banks of the world are determined to pre-empt inflation. This is a good background for investment in the longer term. In the meantime, it continues to be our responsibility to search for good investments among the many stocks that were left behind by 1999's amazing rally.

--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.
(2) The Morgan Stanley Capital International (MSCI) Europe, Australia and Far East (EAFE) Index is an unmanaged index that is generally considered to be representative of international stock market activity. The MSCI EAFE Index is not available for direct investment and the returns do not reflect the fees and expenses that have been deducted from the Fund's return.
(3) The MSCI Europe Ex-UK Index is an unmanaged index generally considered to be representative of European stock market activity, excluding the United Kingdom. The returns for the index do not reflect expenses that are deducted from the Fund's return.
(4) The MSCI Japan Index is an unmanaged index generally considered to be representative of Japanese stock market activity. The returns for the index do not reflect expenses that are deducted from the Fund's return.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Baillie Gifford International Fund Profile
------------------------------------------

--------------------------------------------------------------------------------
                          Average Annual Total Returns(1)
                       for Periods Ended December 31, 1999
================================================================================

1 Year ............................. 39.11%
3 Years ............................ 23.57%
5 Years ............................ 19.35%
Since Inception (2/8/91) ........... 16.01%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   Growth of a Hypothetical $10,000 Investment

 [The following table was represented as a line chart in the printed material.]

                             [PLOT POINTS TO COME]

          Baillie Gifford International Fund                The MSCI/EAFE Index

2/8/91
91
92
93
94
95
96
97
98
12/31/99              $37,447                                    $25,567

To give you a comparison, the chart above shows the performance of a $10,000 investment made in Baillie Gifford International Fund and the MSCI/EAFE Index.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Portfolio Composition by Geographical
                        Location as of December 31, 1999

  [The following table was represented as a pie chart in the printed material.]

Pacific ex Japan              7.1%

Cash                          1.5%

UK                           15.6%

Europe ex UK                 46.9%

Japan                        28.9%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                    Top Ten Holdings as of December 31, 1999

                                         Percent of
      Company                         Total Net Assets   Industry Sector         Country
------------------------------------------------------------------------------------------------------------
    1. Mannesmann AG                        4.12%        Conglomerates            Germany
------------------------------------------------------------------------------------------------------------
    2. Nokia OYJ                            3.94%        Telecommunications       Finland
------------------------------------------------------------------------------------------------------------
    3. NTT Mobile Comm. Network, Inc.       3.87%        Telecommunications       Japan
------------------------------------------------------------------------------------------------------------
    4. Fujitsu Ltd.                         2.88%        Computer Systems         Japan
------------------------------------------------------------------------------------------------------------
    5 Sonera OYJ                            2.27%        Telecommunications       Finland
------------------------------------------------------------------------------------------------------------
    6 LM Ericsson                           1.98%        Telecommunications       Sweden
------------------------------------------------------------------------------------------------------------
    7. Hitachi                              1.90%        Electronics              Japan
------------------------------------------------------------------------------------------------------------
    8. Rohm Co.                             1.89%        Electronics              Japan
------------------------------------------------------------------------------------------------------------
    9. Total Fina S.A.                      1.80%        Oil and Gas              France
------------------------------------------------------------------------------------------------------------
   10. Nippon Tele. & Tel. Corp             1.79%        Telecommunications       Japan
------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Baillie Gifford Emerging Markets Fund
-------------------------------------

[Photo of Edward H. Hocknell, Portfolio Manager]

Objective: Long-term capital appreciation

Portfolio: At least 65% in a portfolio of common stocks issued by emerging market companies

Inception: October 17, 1994

Net Assets at December 31, 1999: $92,256,424

Q. How did the Fund perform in 1999?

A. 1999 has proved to be an excellent year for the emerging markets. The total return from the MSCI Emerging Markets Free (EMF) Index(1) was 66.4% over the 12 months; our Fund outperformed, returning 72.30%.(2) Latin America has made up some lost ground during the last three months, so the disparity in performance between the main emerging regions, Latin America, Asia and Central Europe, is not nearly as great as it has been in previous years. There have been some conspicuous winners (Korea up 92.4% and Malaysia up 114.3%, for example) and some very disappointing performances (the Czech Republic and Hungary have done particularly badly), but the most striking divergences in returns have been between industries rather than between countries.

Q. What factors have affected the Fund's performance?

A. We have found that sectoral themes have played an increasing role in our analysis. Our investments in India, for example, depend more for their success on the prospects for software and the Internet than on the ponderous progress of the Indian economy.

   Geographical factors remain very important; however, there is still plenty of scope for politicians to get things wrong. In Asia, where many of the leading high tech companies are based, a divide is materializing. The northern economies, especially Korea, Taiwan, Hong Kong and China, are motoring ahead, while the southerners, especially Thailand, Malaysia and the Philippines, are certainly recovering, but their longer term prospects are less exciting.

   Our view is that the current technology-led rally has further to go, and that most of the sectors, companies and countries which have been left behind still have some attraction, despite their historically significant levels of underperformance.

   In Latin America, Mexico is doing very well; the economy was growing at a 4.6% rate in the third quarter, powered by a 17% surge in exports to its northern neighbor. Mexico's proximity to the U.S. is likely to make it the best bet of the Latin markets. The apparent loss of momentum in the reform process in Brazil is overshadowing the rest of the region at the moment.

   Turning to Europe, the central part of the region has underperformed most other emerging markets this year. Russia's problems, sluggish growth in Germany and persistent inflation explain part of this, but the main reason

================================================================================
"The emerging markets are beneficiaries of accelerating world growth. With recovery in Europe and Asia, and little evidence that the U.S. is slowing down, conditions are very favorable."
================================================================================

is that there has been more excitement elsewhere. The region lacks a well-developed technology sector. The most exciting market in this part of the world is Turkey, where the government, with IMF backing, is introducing tough reforms, and interest rates are falling as a result.

Q. What is your outlook for the future?

A. The emerging markets are beneficiaries of accelerating world growth. With recovery in Europe and Asia, and little evidence that the U.S. is slowing down, conditions are very favorable. Until the central banks of the developed world apply firm pressure on the brakes, the emerging markets in general should continue to do well. We are focusing the portfolio on those businesses, especially in Asia, which have sustainable competitive advantages.


--------------------------------------------------------------------------------
(1)   The Morgan Stanley Capital International (MSCI) Emerging Markets Free
      (EMF) Index is an unmanaged index that is generally considered to be representative of the stock market activity of emerging markets. The Index is a market capitalization weighted index composed of companies representative of the market structure of 22 emerging market countries in Europe, Latin America, and the Pacific Basin. The MSCI EMF Index excludes closed markets and those shares in otherwise free markets that may not be purchased by foreigners. The MSCI EMF Index is not available for direct investment, and the returns do not reflect the fees and expenses that have been deducted from the Fund's return.
(2) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Baillie Gifford Emerging Markets Fund Profile
---------------------------------------------

--------------------------------------------------------------------------------
                         Average Annual Total Returns(2)
                       for Periods Ended December 31, 1999
================================================================================
1 Year ............................. 72.30%
3 Years ............................  8.76%
5 Years ............................  9.76%
Since Inception (10/17/94) .........  6.71%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   Growth of a Hypothetical $10,000 Investment

 [The following table was represented as a line chart in the printed material.]

                             [PLOT POINTS TO COME]

               Baillie Gifford Emerging Markets Fund             MSCI EMF Index

10/17/94
12/31/94
12/31/95
12/31/96
12/31/97
12/31/98
12/31/95                      $13,812                                $9,440

To give you a comparison, the chart above shows the performance of a $10,000 investment made in Baillie Gifford Emerging Markets Fund and the Morgan Stanley Capital International (MSCI) Emerging Markets Free (EMF) Index.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Portfolio Composition by Geographical
                        Location as of December 31, 1999

  [The following table was represented as a pie chart in the printed material.]

Pacific ex Japan         51.7%

Europe                   11.1%

South Africa              6.8%

Cash                      2.2%

Latin America            28.2%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    Top Ten Holdings as of December 31, 1999

                                    Percent of
     Company                     Total Net Assets        Industry Sector          Country
-----------------------------------------------------------------------------------------------
  1. Infosys Technology Ltd.           5.93%           Computer Software          India
-----------------------------------------------------------------------------------------------
  2. NIIT Ltd.                         3.22%           Computer Software          India
-----------------------------------------------------------------------------------------------
  3. Samsung Electronics               3.15%           Electronic Equipment       South Korea
-----------------------------------------------------------------------------------------------
  4. Telefonos de Mexico S.A. ADR      2.66%           Telecommunications         Mexico
-----------------------------------------------------------------------------------------------
  5. MIH Ltd. Tortola                  2.05%           Electronic Equipment       South Africa
-----------------------------------------------------------------------------------------------
  6. Korea Thrunet Co. Ltd             1.92%           Telecommunications         South Korea
-----------------------------------------------------------------------------------------------
  7. Pohang Iron & Steel Co. Ltd. ADR  1.75%           Metals                     South Korea
-----------------------------------------------------------------------------------------------
  8. Legend Hldgs. Ltd.                1.71%           Computer Systems           Hong Kong
-----------------------------------------------------------------------------------------------
  9. Taiwan Semiconductor              1.70%           Electronics and Instmts.   Taiwan
-----------------------------------------------------------------------------------------------
 10. United Micro Electronic           1.68%           Electronics and Instmts.   Taiwan
-----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Small Cap Stock Fund
---------------------------------

[Photo of Larry Luxenberg, C.F.A., Co-Portfolio Manager]

[Photo of Catherine McRae, Co-Portfolio Manager]

Objective: Long-term growth of capital

Portfolio: At least 85% in a diversified portfolio of common stocks and convertible securities issued by companies with small market capitalization

Inception: July 16, 1997

Net Assets at December 31, 1999: $258,419,226

Q. How did the Fund perform in 1999?

A. The Guardian Small Cap Stock Fund outperformed the Russell 2000 Index(1) by 13.69% in 1999, providing a total return of 35.04%2 versus 21.35% for the index. But it was a year in two parts. The first six months of 1999 were extraordinarily difficult, marked by rapid sector rotation, a lack of leadership, and continued investor bias toward large capitalization companies. At mid-year the Fund significantly lagged the benchmark. However, a completely different picture began to emerge in August. Technology stocks, which had been quiescent for months, started an upward march and gained momentum through year-end. At the same time, small cap stocks, which looked relatively undervalued and/or offered opportunities to participate in the New Economy, began to overtake their large cap counterparts. The combination helped vault The Guardian Small Cap Stock Fund ahead of the benchmark for the year.

Q. What was the investment strategy for the Fund?

A. The strategy of the Fund has always been to provide consistent, long-term performance through a variety of tools, including fundamental analysis and quantitative models. We applied this formula throughout the year. From a sector standpoint, we made several bets that paid off handsomely. By late spring, we realized that the Internet was transforming the U.S. economy. Accordingly, we overweighted sectors that we believed would benefit from the exploding demand for high-speed data, including optical networking, fiber channel, telecom, and cable. Within the Internet universe, we invested in companies that were enabling the New Economy in many ways, including: building out the Web and facilitating the delivery of content; providing services such as Web hosting, applications hosting, and e-mail to corporations; developing Web-centric software; operating business-to-business trading communities; and providing Web-based procurement. And finally, we invested heavily in radio, which has reaped the benefits of Internet brand-building. At mid-year, technology represented approximately 25% of the portfolio; at year-end technology topped 35% with telecom at 12.6% and broadcasting at 9.4%.

================================================================================
"The strategy of the Fund has always been to provide consistent, long-term performance through a variety of tools, including fundamental analysis and quantitative models."
================================================================================

Q. What is your outlook for 2000?

A. We see more of the same for 2000. In technology, we are backing the same themes with a bias toward software providers, which should benefit as corporate information technology spending is redirected from Y2K to upgrading internal and Web-based systems. In telecom, we are focusing on the "last mile" (e.g., Digital Subscriber Line [DSL] providers and cable companies) as well as wireless and satellite companies. We are also adding to our biotech exposure. Although we are significantly underweighted in financials, we will add if the interest rate backdrop becomes more benign. We believe it is an extraordinary time for small cap investors. The emergence of the New Economy and companies formed to address its specific requirements has created unprecedented opportunities.

--------------------------------------------------------------------------------
(1) The Russell 2000 Index is generally considered to be representative of small-capitalization issues in the U.S. stock market. The returns for the Russell 2000 do not reflect expenses that are deducted from the Fund's return.
(2) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment for the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that the value of your investment, when redeemed, may be worth more or less than the original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Small Cap Stock Fund Profile
-----------------------------------------

--------------------------------------------------------------------------------
                         Average Annual Total Returns(2)
                       for Period Ended December 31, 1999
================================================================================
1 Year ............................ 35.04%
Since Inception (7/16/97) ......... 16.25%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    Top Ten Holdings as of December 31, 1999

                                                                    Percent of
                                                                       Total
      Company                                                        Net Assets
--------------------------------------------------------------------------------
    1. VeriSign, Inc.                                                  1.68%
--------------------------------------------------------------------------------
    2. Network Appliance, Inc.                                         1.61%
--------------------------------------------------------------------------------
    3. Citadel Comm. Corp.                                             1.58%
--------------------------------------------------------------------------------
    4. Valassis Comm., Inc.                                            1.47%
--------------------------------------------------------------------------------
    5. BJ's Wholesale Club, Inc.                                       1.36%
--------------------------------------------------------------------------------
    6. Zale Corp.                                                      1.32%
--------------------------------------------------------------------------------
    7. Adelphia Comm. Corp.                                            1.30%
--------------------------------------------------------------------------------
    8. Applied Micro Circuits Corp.                                    1.24%
--------------------------------------------------------------------------------
    9. Exodus Comm., Inc.                                              1.23%
--------------------------------------------------------------------------------
   10. Xilinx, Inc.                                                    1.20%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Sector Weightings of Common Stocks
                             as of December 31, 1999

 [The following table was represented as a pie chart in the printed material.]

Credit Cyclicals                     2.65%

Consumer Cyclicals                   8.57%

Consumer Services                   13.36%

Technology                          31.29%

Financial                            9.01%

Cash                                 8.76%

Consumer Staples                     5.68%

Capital Goods                        1.09%

Utilities                            3.78%

Telecommunication                   11.26%

Energy                               2.92%

Basic Industries                     1.63%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   Growth of a Hypothetical $10,000 Investment

                 Guardian Small Cap Stock Fund                Russell 2000 Index

[The following table was represented as line chart in the printed material.]

                             [PLOT POINTS TO COME]

 7/97
 9/97
12/97
 3/98
 6/98
 9/98
12/98
12/99                       $13,938                                $12,569

To give you a comparison, the chart above shows the performance of a $10,000 investment made in The Guardian Small Cap Stock Fund and in the Russell 2000 Index.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Value Line Centurion Fund
-------------------------

[Photo of Alan N. Hoffman, CFA,(left) and Senior Portfolio Manager, Philip J. Orlando, CFA, Chief Investment Officer & Centurion Team Leader]

Objective: Long-term growth of capital

Portfolio: At least 90% common stocks

Inception: November 15, 1983

Net Assets at December 31, 1999: $971,372,009

Q. For the year ended December 31, 1999, how did The Value Line Centurion Fund perform?

A. For the year ended December 31, 1999, the Fund produced an excellent total return of 28.23%,(1) compared with total returns of 21.04% for the Standard & Poor's 500 Index (S&P 500)(2) and 21.35% for the Russell 2000.(3)

      Centurion enjoyed a powerful second half of 1999. The Fund was more than 98% invested in equities, and the emphasis was on the sectors of technology, telecommunications, biotechnology, retail, and financial-service. Throughout 1999, Centurion was primarily invested in large-cap securities, and, as a result, paid huge dividends because of the market's preference for these types of stocks.

Q. What factors affected the Fund's performance, and what was your investment strategy during this time period?

A. We had correctly anticipated that there would be a temporary surge in U.S. Gross Domestic Product (GDP) during the second half of 1999, as many companies spent aggressively to gain technological Y2K compliance. In addition, many consumers and businesses shifted from a "Just in Time" to a "Just in Case" inventory model as part of a precautionary buildup. As a result, GDP for the third quarter of 1999 was a very strong 5.7% compared with only 1.9% sequentially, and the fourth quarter produced a similarly robust 5.8%.

      While we believed that the U.S. would be largely Y2K compliant by year end, we anticipated that there would be pockets of the world, largely in the Pacific Rim and Latin America, which would fail to meet the deadline and would need to get caught up in a hurry. We also felt the large-cap technology and telecommunications companies were particularly well positioned to benefit from U.S. trends for compliance spending in the second half of 1999, as well as any global remedial work for the first half of 2000, which would result in well-above average revenue and earnings growth.

      Moreover, we forecast that due to the strong economy and a "Millennium Spirit," the holiday shopping season in 1999 would be the best of the decade. As a result, we loaded up on many different retail stocks that we thought

================================================================================
"Centurion enjoyed a powerful second half of 1999. The Fund was more than 98% invested in equities, and the emphasis was on the sectors of technology, telecommunications, biotechnology, retail, and financial-service."
================================================================================

would best participate.

Q. What is your outlook for the future?

A. Looking forward, we believe that with global Y2K concerns hugely overblown, inventory stockpiles must be worked down, which could result in significantly slower economic growth during the first half of 2000, perhaps to a level of about 3%.

      Long bond yields have surged from a record low of 4.70% in October 1998 to a recent high of 6.72%, the highest such level in two years, as investors have seemingly discounted an estimated increase in interest rates of

--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that the value of your investment, when redeemed, may be worth more or less than the original cost.
(2) The S&P 500 Index is an unmanaged index of 500 large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is not available for direct investment and its returns do not reflect the fees and expenses that have been deducted from the Fund.
(3) The Russell 2000 Index is an unmanaged index that is generally considered to be representative of small capitalization issues in the U.S. stock market. The returns for the Russell 2000 Index do not reflect expenses that are deducted from the Fund's returns.
(4) The Federal Reserve Board announces a bias after their Open Market Committee (FOMC) meetings. The bias reflects the consensus of the Federal Reserve and indicates the more likely direction that the Fed may take in changing interest rates. There can be a tightening, easing, or neutral bias announced. A tightening bias means that the Fed is more likely to raise interest rates than lower them in the future. The bias is in place until the next FOMC meeting, where the Fed may announce a change in bias, or reaffirm their current bias. 5 The Dow Jones Industrial Average (DJIA) is an unmanaged average of 30 industrial stocks listed on the New York Stock Exchange that is generally considered to be representative of U.S. stock market performance.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

25 basis points (0.25%) or more by the Federal Reserve (Fed) at its upcoming Federal Open Market Committee (FOMC) meeting on February 2nd. This gives the Fed a free pass to raise and then hope that still higher interest rates will help to ensure slower future economic growth.

      But we do not believe that enough time will have elapsed after the millennium calendar changeover for the Fed to fully evaluate if the economy has, in fact, begun to slow. Rather, we would prefer that this gradualist Fed, led by the newly re-appointed Chairman Alan Greenspan, shift to a tightening bias(4) in February, raise rates by a quarter point (0.25%) at the March 21st FOMC meeting, and then evaluate the subsequent pace of economic growth at the May 16th meeting.

      While long rates could retreat to about 7.00% in the near term, an eventual slowing of the U.S. economy could spark a bond rally back to 6.00%, which could spur the Dow Jones Industrial Average(5) to an election-year rally that could approximate 13,000 by year end 2000.

--------------------------------------------------------------------------------
Value Line Centurion Fund Profile
---------------------------------

--------------------------------------------------------------------------------
                         Average Annual Total Returns(1)
                       for Period Ended December 31, 1999
================================================================================

1 Year ............................. 28.23%
5 Years ............................ 26.67%
10 Years ........................... 19.48%
Since Inception (11/15/83) ......... 15.75%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    Asset Allocation as of December 31, 1999

  [The following table was represented as a pie chart in the printed material.]

Cash & Equivalents       1.44%

Equity                  98.56%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  Growth of a Hypothetical $10,000 Investment

 [The following table was represented as a line chart in the printed material.]

                    Value Line Centurion Fund                    S&P 500 Index

11/15/83
83
84
85
86
87
88
89
90
91
92
93
94
95
96
97
98
12/31/99                    $105,731                               $141,591

To give you a comparison, the chart above shows the performance of a $10,000 investment made in Value Line Centurion Fund and in the S&P 500 Index.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Top Ten Holdings
                             as of December 31, 1999

                                                                   Percentage
       Company                                                    of Portfolio
--------------------------------------------------------------------------------
    1. Qualcomm Inc.                                                  2.5%
--------------------------------------------------------------------------------
    2. Microsoft Corp.                                                2.4%
--------------------------------------------------------------------------------
    3. America Online Inc.                                            2.3%
--------------------------------------------------------------------------------
    4. EMC Corp.                                                      2.2%
--------------------------------------------------------------------------------
    5. Cisco Systems Inc.                                             2.2%
--------------------------------------------------------------------------------
    6. General Electric Co.                                           2.0%
--------------------------------------------------------------------------------
    7. BMC Software Inc.                                              2.0%
--------------------------------------------------------------------------------
    8. Dayton Hudson Corp.                                            1.9%
--------------------------------------------------------------------------------
    9. VISX Inc.                                                      1.9%
--------------------------------------------------------------------------------
   10. Omnicom Group Inc.                                             1.9%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              Portfolio Composition
                               by Economic Sector

  [The following table was represented as a pie chart in the printed material.]

Consumer Growth                   30.59%

Capital Goods                      5.69%

Technology                        29.90%

Cash                               1.44%

Consumer Goods (Non-Durables)     14.22%

Financial                         16.62%

Utilities                          1.54%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Value Line Strategic Asset Management Trust
-------------------------------------------

[Photo of Stephen E. Grant, Senior Portfolio Manager & SAM Team Leader and Bruce
H. Alston, CFA, Director of Fixed Income]

Objective: High total return consistent with reasonable risk

Portfolio: Stocks, bonds and money market instruments

Inception: October 1, 1987

Net Assets at December 31, 1999: $1,611,880,799

Q. How did the Value Line Strategic Asset Management Trust perform in 1999?

A. The Trust enjoyed another excellent year, outpacing both its benchmarks and its peers. Total return for the year was 24.32%,(1) compared with a total return of 21.04% for the S&P 500 Index(2) and a total return of -1.89% for the Lehman Government/Corporate Bond Index.(3) More than half of the Trust's gains came in the second half of the year, during which it outpaced the S&P 500 by more than four percentage points even though only 40%-50% of assets were invested in stocks. Since inception over 12 years ago, the Trust has essentially kept pace with the S&P 500, while its significant holdings of bonds and cash have meant a much-reduced risk profile for our investors.

      Among its peer group, the Trust ranked 11th out of 84 funds in the flexible variable annuity category (underlying funds) for the 12 months ending December 31st, according to Lipper Analytical Services.(4) For five years, the Trust ranked 4th of 57 funds; for ten years, 3rd of 43 funds.

Q. What factors affected performance last year?

A. As in 1998, the Trust benefited from the strong performance of technology stocks. The portfolio's overweighting in this sector, relative to the S&P 500, included holdings in computer software, computer hardware, telecommunications, semiconductors, electronics, and the Internet.

      Asset allocation also affected performance. Keep in mind that the Trust's central tendency, or neutral position, is to be weighted 55% in stocks, 35% in bonds, and 10% in cash. In the opening months of the year, the Trust's overweighting in stocks, at 60% to 85% of total assets, was a plus. By May, however, we moved the allocation back to the neutral position, and during the summer we moved still more assets out of stocks and into bonds and cash. This hurt performance in the final quarter of the year, which was a strong period for stocks and a weak period for bonds. For the full year, our bond holdings had a slightly negative effect on performance, as interest payments failed to fully offset the decline in bond prices.

================================================================================
"As in 1998, the Trust benefited from the strong performance of technology stocks. The portfolio's overweighting in this sector, relative to the S&P 500, included holdings in computer software, computer hardware, telecommunications, semiconductors, electronics, and the Internet."
================================================================================

Q. What strategies were used in structuring the portfolio?

A. Asset allocation is guided by our proprietary stock and bond market models, which use a number of economic and financial variables. Rising stock prices in 1999, com-

--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies which provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that the value of an investment, when redeemed, may be worth more or less than the original cost.
(2) The S&P 500 Index is an unmanaged index of 500 large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is not available for direct investment and its returns do not reflect the fees and expenses that have been deducted from the Fund.
(3) The Lehman Government/Corporate Bond Index is an unmanaged index that is generally considered to be representative of U.S. government and corporate bond market activity. The Lehman Government/Corporate Bond Index is not available for direct investment and the returns do not reflect the fees and expenses that have been deducted from the Fund.
(4) Lipper Analytical Services, Inc. is an independent mutual fund monitoring and rating service. Its database of performance information is based on historical total returns, which assume the reinvestment of dividends and distributions, and the deduction of all fund expenses. Lipper returns do not reflect the deduction of sales loads, and performance would be different if sales loads were deducted.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

bined with rising interest rates, caused the models to favor bonds and cash over stocks as the year wore on.

      For stock selection, we rely on the Value Line Timeliness Ranking System. This proprietary tool favors stocks with strong earnings momentum and strong stock price momentum. For bond selection, we stay with high-quality holdings, primarily U.S. Treasuries and U.S. agencies. In 1999, we maintained average duration and maturities that were somewhat below the benchmark index, which proved to be a plus in this period of falling bond prices.

Q. What do you see ahead?

A. We see continued volatile markets. In the opening months of 2000, our models continue to keep us underweighted in stocks relative to bonds and cash. To become more positive on stocks, we would probably need to see lower interest rates and/or lower stock prices.

--------------------------------------------------------------------------------
Value Line Strategic Asset Management Trust Profile
---------------------------------------------------

--------------------------------------------------------------------------------
                         Average Annual Total Returns(1)
                       for Periods Ended December 31, 1999
================================================================================

1 Year ............................. 24.32%
5 Years ............................ 22.24%
10 Years ........................... 16.94%
Since Inception (10/1/87) .......... 16.17%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                              Portfolio Composition
                               by Economic Sector
                             as of December 31, 1999

  [The following table was represented as a pie chart in the printed material.]

Cash & Equivalents       16.39%

Equity                   44.13%

Fixed Income             39.48%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           Top Ten Common Stocks as of
                                December 31, 1999

                                                         Percentage of
   Company                                                 Portfolio

     1. Cisco Systems, Inc.                                   1.3%

     2. Qualcomm Inc.                                         1.3%

     3. Mercury Interactive Corp.                             1.2%

     4. Medimmune Inc.                                        1.1%

     5. Omnicom Group Inc.                                    1.1%

     6. JDS Uniphase Corp.                                    1.0%

     7. Home Depot Inc.                                       1.0%

     8. PMC-Sierra Inc.                                       0.9%

     9. Symbol Technologies Inc.                              0.9%

    10. Siebel Systems Inc.                                   0.9%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   Growth of a Hypothetical $10,000 Investment

 [The following table was represented as a line chart in the printed material.]

                             [PLOT POINTS TO COME]

               Value Line Strategic Asset Management Trust       S&P 500 Index       Lehman Brothers Government/Corporate Bond Index
10/1/87
97
88
89
90
91
92
93
94
95
96
97
98
12/31/99                           $62,758                          $62,757                             $27,198

To give you a comparison, the chart above shows the performance of a $10,000 investment made in the Value Line Strategic Asset Management Trust, the S&P 500 Index and in the Lehman Brothers Government/ Corporate Bond Index.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Cash Fund
----------------------

[Photo of Alexander M. Grant, Jr., Portfolio Manager]

Objective: As high a level of current income as is consistent with preservation of capital and liquidity

Portfolio: Short-term money market instruments

Inception: November 1, 1981

Net Assets at December 31, 1999: $484,128,419

Q. How did The Guardian Cash Fund perform during 1999?

A. As of December 31, 1999, the effective 7-day annualized yield for The Guardian Cash Fund was 5.47%.(1) The Fund produced a total annualized return of 4.77%(2) for the year ended December 31, 1999. In contrast, the effective 7-day annualized yield of Tier One money market funds as measured by IBC Financial Data was 5.15%; total return for the same category was 4.48%. IBC Financial Data is a research firm that tracks money market funds.

Q. What was your investment strategy during the year?

A. The Guardian Cash Fund is a place for our investors to put their money while they decide their preferred long term investment vehicle, be it stocks or bonds. Also, some of our investors prefer the relative stability of the money markets. To best accommodate all our investors, we will continue to try to provide a strong 7-day yield, while offering safety and liquidity. Our investment strategy was to create a diversified portfolio of money market instruments that presents minimal credit risks according to our criteria. As always, we only purchased securities from issuers that had received ratings in the two highest credit quality categories established by nationally recognized statistical ratings organizations like Moody's Investors Service Inc. and Standard & Poor's Ratings Group for the Fund's portfolio. Most of the portfolio (95.8%) was invested in commercial paper; the balance (4.2%) was invested in repurchase agreements.

--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARaNTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $10.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------

Q. What factors affected the Fund's performance?

A. Money market funds are directly affected by the actions of the Federal Reserve Board (Fed). The Fed's policy making Open Market Committee (FOMC) raised the Fed Funds target rate by 0.75% to 5.50% in the second half of 1999 with increases of 0.25% on June 30, August 24, and again on November 16. The Fed Funds target is the rate at which banks can borrow from each other overnight. While the Federal Reserve Board does not set this rate, it can establish a target rate and, through open market operations, the Fed can move member banks in the direction of that target rate. The Discount Rate is the rate at which banks can borrow directly from the

================================================================================
"To best accommodate all our investors, we will continue to try to provide a strong 7-day yield, while offering safety and liquidity."
================================================================================

Federal Reserve. With the increase in interest rates during the later half of the year, 30-day tier one commercial paper increased in yield by approximately 0.55% from 4.98% to 5.53%. Another factor affecting performance was the portfolio's average maturity -- 21 days as of December 31, 1999. The average Tier One money market fund as measured by IBC Financial Data had an average maturity of 51 days. Y2K concerns caused most companies to avoid issuing commercial paper in December. This, coupled with excess liquidity provided by the Fed, drove year-end interest rates down to the 1-2% range.

Q. What is your outlook for 2000?

A. Uncertainty with the direction of the stock market contributes to large daily inflows and outflows of funds in the Fund. As the stock market rallies, our investors typically transfer cash to equity funds. During those times when the stock market stalls, we see cash inflows. Due to the relatively short average days-to-maturity, these daily fluctuations have little effect on the Fund.

--------------------------------------------------------------------------------
(1) Yields are annualized historical figures. Effective yield assumes reinvested income. Yields will vary as interest rates change. Past performance is not a guarantee of future results.
(2) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                       This page intentionally left blank.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Separate Account E
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1999

                                                                   ----------------------------------------------------------------
                                                                                           INVESTMENT DIVISIONS
                                                                   ----------------------------------------------------------------
                                                                                                                         Guardian
                                                                                        Guardian         Guardian         VC High
                                                                      Guardian           VC 500          VC Asset          Yield
                                                                       Stock             Index          Allocation         Bond
                                                                   -----------------------------------------------------------------
Assets:
  Shares owned in underlying fund -- Note 1 ......................    6,229,779           171,277           70,334           22,912
  Net asset value per share (NAV) ................................        55.20             10.75            10.68            10.04
                                                                   ------------      ------------     ------------     ------------
    Total Assets (Shares x NAV) .................................. $343,883,818      $  1,841,231     $    751,162     $    230,040

Liabilities:
  Risk charges and other liabilities .............................      411,833             4,352              838              493
                                                                   ------------      ------------     ------------     ------------
-----------------------------------------------------------------------------------------------------------------------------------
    Net Assets -- Note 3 ......................................... $343,471,985      $  1,836,879     $    750,324     $    229,547
-----------------------------------------------------------------------------------------------------------------------------------
                                                                   ============      ============     ============     ============

FIFO Cost ........................................................ $310,937,017      $  1,714,469     $    730,832     $    230,782

                                                                 -----------------------------------------------------------------
                                                                                         INVESTMENT DIVISIONS
                                                                 -----------------------------------------------------------------
                                                                                                        Gabelli           Baillie
                                                                    Guardian          Guardian          Capital           Gifford
                                                                      Bond              Cash             Asset         International
                                                                 -------------------------------------------------------------------
Assets:
  Shares owned in underlying fund -- Note 1 ....................    2,713,436         6,569,590         2,091,151         1,274,660
  Net asset value per share (NAV) ..............................        11.41             10.00             17.48             26.78
                                                                 ------------      ------------      ------------      ------------
    Total Assets (Shares x NAV) ................................ $ 30,960,308      $ 65,695,903      $ 36,553,311      $ 34,135,389

Liabilities:
  Risk charges and other liabilities ...........................       34,532         1,749,698            48,826            47,996
                                                                 ------------      ------------      ------------      ------------
------------------------------------------------------------------------------------------------------------------------------------
    Net Assets -- Note 3 ....................................... $ 30,925,776      $ 63,946,205      $ 36,504,485      $ 34,087,393
------------------------------------------------------------------------------------------------------------------------------------
                                                                 ============      ============      ============      ============

FIFO Cost ...................................................... $ 33,294,751      $ 65,695,903      $ 35,550,094      $ 27,529,701

--------------------------------------------------------------------------------
The Guardian Separate Account E
--------------------------------------------------------------------------------

STATEMENT OF ASSETS OPERATIONS
Year Ended December 31, 1999

                                                                   ----------------------------------------------------------------
                                                                                           INVESTMENT DIVISIONS
                                                                   ----------------------------------------------------------------
                                                                                                                         Guardian
                                                                                        Guardian         Guardian         VC High
                                                                      Guardian           VC 500          VC Asset          Yield
                                                                       Stock             Index          Allocation         Bond
                                                                   -----------------------------------------------------------------
Investment Income
  Income:
    Reinvested dividends ......................................... $  1,256,627      $      5,371     $      5,476     $      5,031
  Expenses -- Note 4:
    Mortality and expense risk charges ...........................    3,552,272             4,352              838              493
                                                                   ------------      ------------     ------------     ------------
  Net investment income/(expense) ................................   (2,295,645)            1,019            4,638            4,538
                                                                   ------------      ------------     ------------     ------------

Realized and Unrealized Gain/(Loss) from Investments
  Realized gain/(loss) from investments:
    Net realized gain/(loss) from sale of investments ............      841,051            17,207               22              138
    Reinvested realized gain distributions .......................   45,119,722               251               --               --
                                                                   ------------      ------------     ------------     ------------
  Net realized gain/(loss) on investments ........................   45,960,773            17,458               22              138
  Net change in unrealized appreciation/(depreciation)
  of investments .................................................   31,899,188           126,762           20,330             (742)
                                                                   ------------      ------------     ------------     ------------
Net realized and unrealized gain/(loss) from investments .........   77,859,961           144,220           20,352             (604)
                                                                   ------------      ------------     ------------     ------------
-----------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations .. $ 75,564,316      $    145,239     $     24,990     $      3,934
-----------------------------------------------------------------------------------------------------------------------------------
                                                                   ============      ============     ============     ============

                                                                 -------------------------------------------------------------------
                                                                                         INVESTMENT DIVISIONS
                                                                 -------------------------------------------------------------------
                                                                                                        Gabelli           Baillie
                                                                    Guardian          Guardian          Capital           Gifford
                                                                      Bond              Cash             Asset         International
                                                                 -------------------------------------------------------------------
Investment Income
  Income:
    Reinvested dividends ........................................$  1,707,038      $  2,130,836      $     42,835      $    113,639
  Expenses -- Note 4:
    Mortality and expense risk charges ..........................     368,110           651,963           420,155           330,457
                                                                 ------------      ------------      ------------      ------------
  Net investment income/(expense) ...............................   1,338,928         1,478,873          (377,320)         (216,818)
                                                                 ------------      ------------      ------------      ------------

Realized and Unrealized Gain/(Loss) from Investments
  Realized gain/(loss) from investments:
    Net realized gain/(loss) from sale of investments ...........    (183,914)               --           491,334           486,643
    Reinvested realized gain distributions ......................      78,083                --         3,467,785         2,316,968
                                                                 ------------      ------------      ------------      ------------
  Net realized gain/(loss) on investments .......................    (105,831)               --         3,959,119         2,803,611
  Net change in unrealized appreciation/(depreciation)
  of investments ................................................  (1,802,212)               --         1,461,515         6,387,424
                                                                 ------------      ------------      ------------      ------------
Net realized and unrealized gain/(loss) from investments ........  (1,908,043)               --         5,420,634         9,191,035
                                                                 ------------      ------------      ------------      ------------
-----------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations  $   (569,115)     $  1,478,873      $  5,043,314      $  8,974,217
-----------------------------------------------------------------------------------------------------------------------------------
                                                                 ============      ============      ============      ============

                        See notes to financial statements

--------------------------------------------------------------------------------


                                    34 & 35

--------------------------------------------------------------------------------
The Guardian Separate Account E
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1999

                                                                  ------------------------------------------------------------------
                                                                                            INVESTMENT DIVISIONS
                                                                  ------------------------------------------------------------------

                                                                                                                          Value
                                                                     Baillie                                               Line
                                                                     Gifford          Guardian            Value          Strategic
                                                                    Emerging          Small Cap           Line             Asset
                                                                     Markets            Stock          Centurion        Management
                                                                  ------------------------------------------------------------------
Assets:
  Shares owned in underlying fund -- Note 1 .....................      407,096         1,674,690        1,155,872         5,008,711
  Net asset value per share (NAV) ...............................        12.73             17.18            36.09             29.39
                                                                  ------------      ------------     ------------      ------------
    Total Assets (Shares x NAV) ................................. $  5,182,338      $ 28,771,179     $ 41,715,404      $147,206,029

Liabilities:
  Risk charges and other liabilities ............................       11,038            39,462           55,213           170,637
                                                                  ------------      ------------     ------------      ------------
------------------------------------------------------------------------------------------------------------------------------------
    Net Assets -- Note 3 ........................................ $  5,171,300      $ 28,731,717     $ 41,660,191      $147,035,392
------------------------------------------------------------------------------------------------------------------------------------
                                                                  ============      ============     ============      ============

FIFO Cost ....................................................... $  3,637,123      $ 22,394,471     $ 35,972,460      $125,837,713

                                                                  ------------------------------------------------------------------
                                                                                            INVESTMENT DIVISIONS
                                                                  ------------------------------------------------------------------

                                                                     AIM V.I.          AIM V.I.                              Davis
                                                                      Capital           Global           AIM V.I.          Financial
                                                                   Appreciation        Utilities           Value           Portfolio
                                                                  ------------------------------------------------------------------
Assets:
  Shares owned in underlying fund -- Note 1 .....................       84,409            51,516           529,410           324,674
  Net asset value per share (NAV) ...............................        35.58             22.80             33.50              9.26
                                                                  ------------      ------------      ------------      ------------
    Total Assets (Shares x NAV) ................................. $  3,003,281      $  1,174,557      $ 17,735,228      $  3,006,477

Liabilities:
  Risk charges and other liabilities ............................        7,798             3,125            21,898             9,809
                                                                  ------------      ------------      ------------      ------------
------------------------------------------------------------------------------------------------------------------------------------
    Net Assets -- Note 3 ........................................ $  2,995,483      $  1,171,432      $ 17,713,330      $  2,996,668
------------------------------------------------------------------------------------------------------------------------------------
                                                                  ============      ============      ============      ============

FIFO Cost ....................................................... $  2,456,487      $  1,012,295      $ 15,989,637      $  3,047,013

--------------------------------------------------------------------------------
The Guardian Separate Account E
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
Year Ended December 31, 1999

                                                                  ------------------------------------------------------------------
                                                                                            INVESTMENT DIVISIONS
                                                                  ------------------------------------------------------------------

                                                                                                                          Value
                                                                     Baillie                                               Line
                                                                     Gifford          Guardian            Value          Strategic
                                                                    Emerging          Small Cap           Line             Asset
                                                                     Markets            Stock          Centurion        Management
                                                                  ------------------------------------------------------------------
Investment Income
  Income:
    Reinvested dividends ........................................ $         --      $     37,232     $     84,185      $  1,166,478
  Expenses -- Note 4:
   Mortality and expense risk charges ...........................       43,765           319,892          377,089         1,441,949
                                                                  ------------      ------------     ------------      ------------
  Net investment income/(expense) ...............................      (43,765)         (282,660)        (292,904)         (275,471)
                                                                  ------------      ------------     ------------      ------------

Realized and Unrealized Gain/(Loss) from Investments
  Realized gain/(loss) from investments:
    Net realized gain/(loss) from sale of investments ...........     (106,841)         (835,792)       1,471,652         2,481,501
    Reinvested realized gain distributions ......................           --                --        2,263,653         6,016,572
                                                                  ------------      ------------     ------------      ------------
  Net realized gain/(loss) on investments .......................     (106,841)         (835,792)       3,735,305         8,498,073
  Net change in unrealized appreciation/(depreciation)
  of investments ................................................    1,845,178         8,085,140        4,234,956        15,381,652
                                                                  ------------      ------------     ------------      ------------
Net realized and unrealized gain/(loss) from investments ........    1,738,337         7,249,348        7,970,261        23,879,725
                                                                  ------------      ------------     ------------      ------------
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations   $  1,694,572      $  6,966,688     $  7,677,357      $ 23,604,254
------------------------------------------------------------------------------------------------------------------------------------
                                                                  ============      ============     ============      ============

                                                                  ------------------------------------------------------------------
                                                                                            INVESTMENT DIVISIONS
                                                                  ------------------------------------------------------------------

                                                                     AIM V.I.          AIM V.I.                              Davis
                                                                      Capital           Global           AIM V.I.          Fiancial
                                                                   Appreciation        Utilities           Value           Portfolio
                                                                  ------------------------------------------------------------------
Investment Income
  Income:
    Reinvested dividends ........................................$      1,676      $     17,300      $     43,211      $      7,275
  Expenses -- Note 4:
   Mortality and expense risk charges ...........................       7,798             3,125            51,898             9,809
                                                                 ------------      ------------      ------------      ------------
  Net investment income/(expense) ...............................      (6,122)           14,175            (8,687)           (2,534)
                                                                 ------------      ------------      ------------      ------------

Realized and Unrealized Gain/(Loss) from Investments
  Realized gain/(loss) from investments:
    Net realized gain/(loss) from sale of investments ...........       1,476            12,764             5,991           (17,962)
    Reinvested realized gain distributions ......................      52,287               --            225,966                --
                                                                 ------------      ------------      ------------      ------------
  Net realized gain/(loss) on investments .......................      53,763            12,764           231,957           (17,962)
  Net change in unrealized appreciation/(depreciation)
  of investments ................................................     546,794           162,262         1,745,591           (40,536)
                                                                 ------------      ------------      ------------      ------------
Net realized and unrealized gain/(loss) from investments ........     600,557           175,026         1,977,548           (58,498)
                                                                 ------------      ------------      ------------      ------------
-----------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations  $    594,435      $    189,201      $  1,968,861      $    (61,032)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                 ============      ============      ============      ============

                        See notes to financial statements

--------------------------------------------------------------------------------


                                    36 & 37

--------------------------------------------------------------------------------
The Guardian Separate Account E
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1999

                                                                  ------------------------------------------------------------------
                                                                                             INVESTMENT DIVISIONS
                                                                  ------------------------------------------------------------------

                                                                                                                         Fidelity
                                                                      Davis                             Fidelity            VIP
                                                                      Real              Davis            VIP II           Equity-
                                                                     Estate             Value          Contrafund         Income
                                                                    Portfolio         Portfolio         Portfolio        Portfolio
                                                                  ------------------------------------------------------------------
Assets:
  Shares owned in underlying fund -- Note 1 .....................       18,771         1,137,627          535,663           145,468
  Net asset value per share (NAV) ...............................         8.71             10.25            29.10             25.66
                                                                  ------------      ------------     ------------      ------------
    Total Assets (Shares x NAV) ................................. $    163,496      $ 11,660,678     $ 15,587,802      $  3,732,716

Liabilities:
  Risk charges and other liabilities ............................          359            18,231           26,650            10,176
                                                                  ------------      ------------     ------------      ------------
------------------------------------------------------------------------------------------------------------------------------------
    Net Assets -- Note 3 ........................................ $    163,137      $ 11,642,447     $ 15,561,152      $  3,722,540
------------------------------------------------------------------------------------------------------------------------------------
                                                                  ============      ============     ============      ============

FIFO Cost ....................................................... $    164,053      $ 10,807,465     $ 13,764,843      $  3,677,189

                                                                  ------------------------------------------------------------------
                                                                                             INVESTMENT DIVISIONS
                                                                  ------------------------------------------------------------------

                                                                    Fidelity          Fidelity
                                                                     VIP III           VIP III            Janus             Janus
                                                                     Growth              Mid           Aggressive          Capital
                                                                  Opportunities          Cap             Growth         Appreciation
                                                                    Portfolio         Portfolio         Portfolio         Portfolio
                                                                 -------------------------------------------------------------------
Assets:
  Shares owned in underlying fund -- Note 1 ....................      147,937           127,383           454,807           978,244
  Net asset value per share (NAV) ..............................        23.12             15.24             59.69             33.17
                                                                 ------------      ------------      ------------      ------------
    Total Assets (Shares x NAV) ................................ $  3,420,300      $  1,941,317      $ 27,147,418      $ 32,448,357

Liabilities:
  Risk charges and other liabilities ...........................        9,313            19,940            31,746            40,857
                                                                 ------------      ------------      ------------      ------------
-----------------------------------------------------------------------------------------------------------------------------------
    Net Assets -- Note 3 ....................................... $  3,410,987      $  1,921,377      $ 27,115,672      $ 32,407,500
-----------------------------------------------------------------------------------------------------------------------------------
                                                                 ============      ============      ============      ============

FIFO Cost ...................................................... $  3,310,690      $  1,606,965      $ 20,436,231      $ 25,284,411

--------------------------------------------------------------------------------
The Guardian Separate Account E
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
Year Ended December 31, 1999

                                                                  ------------------------------------------------------------------
                                                                                             INVESTMENT DIVISIONS
                                                                  ------------------------------------------------------------------

                                                                                                                         Fidelity
                                                                      Davis                             Fidelity            VIP
                                                                      Real              Davis            VIP II           Equity-
                                                                     Estate             Value          Contrafund         Income
                                                                    Portfolio         Portfolio         Portfolio        Portfolio
                                                                  ------------------------------------------------------------------
Investment Income
  Income:
    Reinvested dividends ........................................ $      2,493      $     15,213     $         --      $         --
  Expenses -- Note 4:
    Mortality and expense risk charges ..........................          359            38,231           46,651            10,176
                                                                  ------------      ------------     ------------      ------------
  Net investment income/(expense) ...............................        2,134           (23,018)         (46,651)          (10,176)
                                                                  ------------      ------------     ------------      ------------

Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from
  investments:
    Net realized gain/(loss) from sale of investments ...........         (441)            4,861            6,592           (34,954)
    Reinvested realized gain distributions ......................           --                --              --                --
                                                                  ------------      ------------     ------------      ------------
  Net realized gain/(loss) on investments .......................         (441)            4,861            6,592           (34,954)
  Net change in unrealized appreciation/(depreciation)...........         (557)          853,213        1,822,959            55,527
                                                                  ------------      ------------     ------------      ------------
Net realized and unrealized gain/(loss) from investments ........         (998)          858,074        1,829,551            20,573
                                                                  ------------      ------------     ------------      ------------
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations   $      1,136      $    835,056     $  1,782,900      $     10,397
------------------------------------------------------------------------------------------------------------------------------------
                                                                  ============      ============     ============      ============

                                                                  ------------------------------------------------------------------
                                                                                             INVESTMENT DIVISIONS
                                                                  ------------------------------------------------------------------

                                                                    Fidelity          Fidelity
                                                                     VIP III           VIP III            Janus             Janus
                                                                     Growth              Mid           Aggressive          Capital
                                                                  Opportunities          Cap             Growth         Appreciation
                                                                    Portfolio         Portfolio         Portfolio        Portfolio
                                                                 -------------------------------------------------------------------
Investment Income
  Income:
    Reinvested dividends ....................................... $         --      $         --      $         --      $     60,150
  Expenses -- Note 4:
    Mortality and expense risk charges .........................        9,313            19,940            61,746            90,857
                                                                 ------------      ------------      ------------      ------------
  Net investment income/(expense) ..............................       (9,313)          (19,940)          (61,746)          (30,707)
                                                                 ------------      ------------      ------------      ------------

Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from
  investments:
    Net realized gain/(loss) from sale of investments ..........       (2,085)           18,674           247,586           325,533
    Reinvested realized gain distributions .....................          --             13,485               --                 --
                                                                 ------------      ------------      ------------      ------------
  Net realized gain/(loss) on investments ......................       (2,085)           32,159           247,586           325,533
  Net change in unrealized appreciation/(depreciation)..........      109,610           334,353         6,711,186         7,163,946
                                                                 ------------      ------------      ------------      ------------
Net realized and unrealized gain/(loss) from investments .......      107,525           366,512         6,958,772         7,489,479
                                                                 ------------      ------------      ------------      ------------
-----------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations  $     98,212      $    346,572      $  6,897,026      $  7,458,772
-----------------------------------------------------------------------------------------------------------------------------------
                                                                 ============      ============      ============      ============

                        See notes to financial statements

--------------------------------------------------------------------------------


                                    38 & 39

--------------------------------------------------------------------------------
The Guardian Separate Account E
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1999

                                                                      --------------------------------------------------------------
                                                                                            INVESTMENT DIVISIONS
                                                                      --------------------------------------------------------------

                                                                                                                            MFS
                                                                                           Janus            MFS            Growth
                                                                          Janus          Worldwide       Emerging           With
                                                                         Growth           Growth          Growth           Income
                                                                        Portfolio        Portfolio        Series           Series
                                                                     ---------------------------------------------------------------
Assets:
  Shares owned in underlying fund -- Note 1 ........................       445,057          296,731         113,951       2,616,011
  Net asset value per share (NAV) ..................................         33.65            47.75           37.94           21.31
                                                                      ------------     ------------    ------------    ------------
    Total Assets (Shares x NAV) ....................................  $ 14,976,153     $ 14,168,891    $  4,323,285    $ 55,747,190

Liabilities:
  Risk charges and other liabilities ...............................        19,725           24,642          10,408          63,429
                                                                      ------------     ------------    ------------    ------------
------------------------------------------------------------------------------------------------------------------------------------
    Net Assets -- Note 3 ...........................................  $ 14,956,428     $ 14,144,249     $  4,312,877    $ 55,683,761
------------------------------------------------------------------------------------------------------------------------------------
                                                                      ============     ============     ============    ============

FIFO Cost ..........................................................  $ 12,825,614     $ 11,123,292     $  3,127,384    $ 50,713,782

                                                                      -----------------------------------------------
                                                                                    INVESTMENT DIVISIONS
                                                                      -----------------------------------------------

                                                                           MFS                                 MFS
                                                                           New               MFS              Total
                                                                        Discovery         Research           Return
                                                                         Series            Series            Series
                                                                     ------------------------------------------------
Assets:
  Shares owned in underlying fund -- Note 1 ........................       62,015            27,661           105,030
  Net asset value per share (NAV) ..................................        17.27             23.34             17.75
                                                                     ------------      ------------      ------------
    Total Assets (Shares x NAV) .................................... $  1,071,006      $    645,604      $  1,864,289

Liabilities:
  Risk charges and other liabilities ...............................        1,878             2,385             4,722
                                                                     ------------      ------------      ------------
---------------------------------------------------------------------------------------------------------------------
    Net Assets -- Note 3 ........................................... $  1,069,128      $    643,219      $  1,859,567
---------------------------------------------------------------------------------------------------------------------
                                                                     ============      ============      ============

FIFO Cost .......................................................... $    923,147      $    563,827      $  1,852,395

--------------------------------------------------------------------------------
The Guardian Separate Account E
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
Year Ended December 31, 1999

                                                                      --------------------------------------------------------------
                                                                                            INVESTMENT DIVISIONS
                                                                      --------------------------------------------------------------

                                                                                                                            MFS
                                                                                           Janus            MFS            Growth
                                                                          Janus          Worldwide       Emerging           With
                                                                         Growth           Growth          Growth           Income
                                                                        Portfolio        Portfolio        Series           Series
                                                                     ---------------------------------------------------------------
Investment Income
  Income:
    Reinvested dividends ...........................................  $     13,232    $         --     $        --     $    146,026
  Expenses -- Note 4:
    Mortality and expense risk charges .............................        39,726          34,642           10,408         644,505
                                                                      ------------    ------------     ------------    ------------
  Net investment income/(expense) ..................................       (26,494)        (34,642)         (10,408)       (498,479)
                                                                      ------------    ------------     ------------    ------------

Realized and Unrealized Gain/(Loss) from Investments
  Realized gain/(loss) from investments:
    Net realized gain/(loss) from sale of investments ..............        16,517           5,770            9,588       1,032,805
    Reinvested realized gain distributions                                      --              --               --         175,277
                                                                      ------------    ------------     ------------    ------------
  Net realized gain/(loss) on investments ..........................        16,517           5,770            9,588       1,208,082
  Net change in unrealized appreciation/(depreciation)..............     2,150,539       3,045,599        1,195,900       1,818,868
                                                                      ------------    ------------     ------------    ------------
Net realized and unrealized gain/(loss) from investments ...........     2,167,056       3,051,369        1,205,488       3,026,950
                                                                      ------------    ------------     ------------    ------------
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations       $  2,140,562    $  3,016,727     $  1,195,080    $  2,528,471
------------------------------------------------------------------------------------------------------------------------------------
                                                                      ============    ============     ============    ============

                                                                      -----------------------------------------------
                                                                                    INVESTMENT DIVISIONS
                                                                      -----------------------------------------------

                                                                           MFS                                 MFS
                                                                           New               MFS              Total
                                                                        Discovery         Research           Return
                                                                         Series            Series            Series
                                                                     ------------------------------------------------
Investment Income
  Income:
    Reinvested dividends ...........................................$         --      $         --      $         --
  Expenses -- Note 4:
    Mortality and expense risk charges .............................       1,878             2,385             4,722
                                                                    ------------      ------------      ------------
  Net investment income/(expense) ..................................      (1,878)           (2,385)           (4,722)
                                                                    ------------      ------------      ------------

Realized and Unrealized Gain/(Loss) from Investments Realized gain/(loss) from
  investments:
    Net realized gain/(loss) from sale of investments ..............      46,857              (459)             (727)
    Reinvested realized gain distributions                                18,626                --                --
                                                                    ------------      ------------      ------------
  Net realized gain/(loss) on investments ..........................      65,483              (459)             (727)
  Net change in unrealized appreciation/(depreciation)..............     147,859            81,777            11,894
                                                                    ------------      ------------      ------------
Net realized and unrealized gain/(loss) from investments ...........     213,342            81,318            11,167
                                                                    ------------      ------------      ------------
--------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations     $    211,464      $     78,933      $      6,445
--------------------------------------------------------------------------------------------------------------------
                                                                    ============      ============      ============

                        See notes to financial statements


--------------------------------------------------------------------------------


                                    40 & 41

--------------------------------------------------------------------------------
The Guardian Separate Account E
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
Years Ended December 31, 1998 and 1999

                                                            ------------------------------------------------------------------------
                                                                                       INVESTMENT DIVISIONS
                                                            ------------------------------------------------------------------------

                                                                                                                         Guardian
                                                                                Guardian               Guardian           VC High
                                                              Guardian           VC 500                VC Asset            Yield
                                                                Stock             Index               Allocation           Bond
                                                            ------------------------------------------------------------------------
----------------------------------------
1998 Increase/(Decrease) from Operations
----------------------------------------
   Net investment income/(expense) ........................ $    (33,587)     $         --          $         --       $         --
   Net realized gain/(loss) from sale of investments ......     (487,265)               --                    --                 --
   Reinvested realized gain distributions .................   18,870,370                --                    --                 --
   Net change in unrealized appreciation/(depreciation)
   of investments .........................................    2,659,204                --                    --                 --
                                                            ------------      ------------          ------------       ------------
   Net increase/(decrease) resulting from operations ......   21,008,722                --                    --                 --
                                                            ------------      ------------          ------------       ------------

--------------------------
1998 Contract Transactions
--------------------------
   Net Contract Purchase Payments .........................  155,492,029                --                    --                 --
   Transfer between investment divisions ..................    7,588,486                --                    --                 --
   Administrative charges .................................      (17,648)               --                    --                 --
   Annuity Benefits .......................................   (3,658,754)               --                    --                 --
   Transfers -- Other .....................................      112,365                --                    --                 --
                                                            ------------      ------------          ------------       ------------
   Net increase/(decrease) from contract transactions .....  159,516,478                --                    --                 --
                                                            ------------      ------------          ------------       ------------
Actuarial Increase/(Decrease) in Reserves for Contracts
  in Payment Period .......................................        7,419                --                    --                 --
                                                            ------------      ------------          ------------       ------------
Total Increase/(Decrease) in Net Assets ...................  180,532,619                --                    --                 --
   Net Assets at December 31, 1997 ........................   22,731,977                --                    --                 --
                                                            ------------      ------------          ------------       ------------
------------------------------------------------------------------------------------------------------------------------------------
   Net Assets at December 31, 1998 ........................ $203,264,596      $         --          $         --       $         --
------------------------------------------------------------------------------------------------------------------------------------
                                                            ============      ============          ============       ============

----------------------------------------
1999 Increase/(Decrease) from Operations
----------------------------------------
   Net investment income/(expense) ........................ $ (2,295,645)     $      1,019          $      4,638       $      4,538
   Net realized gain/(loss) from sale of investments ......      841,051            17,207                    22                138
   Reinvested realized gain distributions .................   45,119,722               251                    --                --
   Net change in unrealized appreciation/(depreciation)
   of investments .........................................   31,899,188           126,762                20,330               (742)
                                                            ------------      ------------          ------------       ------------
   Net increase/(decrease) resulting from operations ......   75,564,316           145,239                24,990              3,934
                                                            ------------      ------------          ------------       ------------

--------------------------
1999 Contract Transactions
--------------------------
   Net contract purchase payments .........................   95,540,647         1,120,980               505,203             81,394
   Transfers between investment divisions .................  (14,202,209)          580,220               220,902            144,242
   Transfers on account of death ..........................     (570,086)              --                     --                 --
   Administrative charges..................................     (160,522)              (18)                   (7)                (8)
   Annuity benefits .......................................  (15,986,001)           (9,766)                 (799)                --
   Transfers -- other .....................................       21,244               224                    35                (15)
                                                            ------------      ------------          ------------       ------------
   Net increase/(decrease) from contract transactions .....   64,643,073         1,691,640               725,334            225,613
                                                            ------------      ------------          ------------       ------------
Actuarial Increase/(Decrease) in Reserves for Contracts
in Payment Period .........................................           --                 --                    --                 --
                                                            ------------      ------------          ------------       ------------
Total Increase/(Decrease) in Net Assets ...................  140,207,389         1,836,879               750,324            229,547
   Net Assets at December 31, 1998 ........................  203,264,596               --                     --                 --
                                                            ------------      ------------          ------------       ------------
------------------------------------------------------------------------------------------------------------------------------------
   Net Assets at December 31, 1999 ........................ $343,471,985      $  1,836,879          $    750,324       $    229,547
------------------------------------------------------------------------------------------------------------------------------------
                                                            ============      ============          ============       ============

                                                            ---------------------------------------------------------------------
                                                                                     INVESTMENT DIVISIONS
                                                            ---------------------------------------------------------------------

                                                                                                    Gabelli           Baillie
                                                               Guardian          Guardian           Capital           Gifford
                                                                 Bond              Cash              Asset         International
                                                            --------------------------------------------------------------------
----------------------------------------
1998 Increase/(Decrease) from Operations
----------------------------------------
   Net investment income/(expense) ........................ $    771,870      $    738,042      $   (127,939)     $   (49,831)
   Net realized gain/(loss) from sale of investments ......       51,438                --             5,247           136,356
   Reinvested realized gain distributions .................      294,059                --         1,175,932           813,552
   Net change in unrealized appreciation/(depreciation)
   of investments .........................................     (505,699)               --          (425,281)          248,332
                                                            ------------      ------------      ------------      ------------
   Net increase/(decrease) resulting from operations ......      611,668           738,042           627,959         1,148,409
                                                            ------------      ------------      ------------      ------------

--------------------------
1998 Contract Transactions
--------------------------
   Net Contract Purchase Payments .........................   18,269,540        52,588,836        20,857,819        13,590,575
   Transfer between investment divisions ..................    3,516,664       (24,946,745)        1,123,905         1,731,960
   Administrative charges .................................       (1,257)             (771)             (102)              256
   Annuity Benefits .......................................     (318,672)       (1,163,436)         (416,829)         (317,866)
   Transfers -- Other .....................................       (5,061)           (2,255)            8,288             7,743
                                                            ------------      ------------      ------------      ------------
   Net increase/(decrease) from contract transactions .....   21,461,214        26,475,629        21,573,081        15,012,668
                                                            ------------      ------------      ------------      ------------
Actuarial Increase/(Decrease) in Reserves for Contracts
  in Payment Period .......................................       (1,205)              599               366               240
                                                            ------------      ------------      ------------      ------------
Total Increase/(Decrease) in Net Assets ...................   22,071,677        27,214,270        22,201,406        16,161,317
   Net Assets at December 31, 1997 ........................    1,299,464         4,945,541         1,431,343         1,313,678
                                                            ------------      ------------      ------------      ------------
--------------------------------------------------------------------------------------------------------------------------------
   Net Assets at December 31, 1998 ........................ $ 23,371,141      $ 32,159,811      $ 23,632,749      $ 17,474,995
--------------------------------------------------------------------------------------------------------------------------------
                                                            ============      ============      ============      ============

----------------------------------------
1999 Increase/(Decrease) from Operations
----------------------------------------
   Net investment income/(expense) ........................ $  1,338,928      $  1,478,873      $   (377,320)     $   (216,818)
   Net realized gain/(loss) from sale of investments ......     (183,914)               --           491,334           486,643
   Reinvested realized gain distributions .................       78,083                --         3,467,785         2,316,968
   Net change in unrealized appreciation/(depreciation)
   of investments .........................................   (1,802,212)               --         1,461,515         6,387,424
                                                            ------------      ------------      ------------      ------------
   Net increase/(decrease) resulting from operations ......     (569,115)        1,478,873         5,043,314         8,974,217
                                                            ------------      ------------      ------------      ------------

--------------------------
1999 Contract Transactions
--------------------------
   Net contract purchase payments .........................   12,141,552        52,605,496        12,292,449        10,131,256
   Transfers between investment divisions .................   (1,994,157)      (17,783,209)       (2,943,959)       (1,608,239)
   Transfers on account of death ..........................     (269,344)          (20,674)          (98,939)          (86,598)
   Administrative charges..................................      (17,217)          (65,927)          (23,952)          (12,335)
   Annuity benefits .......................................   (1,739,044)       (4,621,177)       (1,390,100)         (779,869)
   Transfers -- other .....................................        1,960            (3,192)           (7,077)           (6,034)
                                                            ------------      ------------      ------------      ------------
   Net increase/(decrease) from contract transactions .....    8,123,750        30,111,049         7,828,422         7,638,181
                                                            ------------      ------------      ------------      ------------
Actuarial Increase/(Decrease) in Reserves for Contracts
in Payment Period .........................................           --           196,472                --                --
                                                            ------------      ------------      ------------      ------------
Total Increase/(Decrease) in Net Assets ...................    7,554,635        31,786,394        12,871,736        16,612,398
   Net Assets at December 31, 1998 ........................   23,371,141        32,159,811        23,632,749        17,474,995
                                                            ------------      ------------      ------------      ------------
--------------------------------------------------------------------------------------------------------------------------------
   Net Assets at December 31, 1999 ........................ $ 30,925,776      $ 63,946,205      $ 36,504,485      $ 34,087,393
--------------------------------------------------------------------------------------------------------------------------------
                                                            ============      ============      ============      ============

                                     See notes to financial statements

--------------------------------------------------------------------------------


                                    42 & 43

--------------------------------------------------------------------------------
The Guardian Separate Account E
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
Years Ended December 31, 1998 and 1999

                                                            ------------------------------------------------------------------------
                                                                                          INVESTMENT DIVISIONS
                                                            ------------------------------------------------------------------------

                                                                                                                          Value
                                                               Baillie                                                     Line
                                                               Gifford          Guardian                 Value           Strategic
                                                              Emerging          Small Cap                Line              Asset
                                                               Markets            Stock               Centurion         Management
                                                            ------------------------------------------------------------------------

----------------------------------------
1998 Increase/(Decrease) from Operations
----------------------------------------
   Net investment income/(expense) ........................ $     (4,579)     $   (186,405)         $    (71,394)      $    585,474
   Net realized gain/(loss) from sale of investments ......     (187,516)         (251,119)              (21,169)            68,287
   Reinvested realized gain distributions .................           --           140,670               498,092          2,921,909
   Net change in unrealized appreciation/(depreciation)
   of investments .........................................     (279,775)       (1,649,997)            1,513,504          5,915,944
                                                            ------------      ------------          ------------       ------------
   Net increase/(decrease) resulting from operations ......     (471,870)       (1,946,851)            1,919,033          9,491,614
                                                            ------------      ------------          ------------       ------------

--------------------------
1998 Contract Transactions
--------------------------
   Net Contract Purchase Payments .........................    1,759,622        20,186,365            11,165,812         52,917,299
   Transfer between investment divisions ..................     (153,879)        1,794,785               237,577          3,602,364
   Administrative charges .................................         (549)           (4,727)               (1,496)              (807)
   Annuity Benefits .......................................      (30,564)         (478,140)             (194,519)        (1,620,611)
   Transfers -- Other .....................................       (1,405)           34,745                 5,849             52,098
                                                            ------------      ------------          ------------       ------------
   Net increase/(decrease) from contract transactions .....    1,573,225        21,533,028            11,213,223         54,950,343
                                                            ------------      ------------          ------------       ------------
Actuarial Increase/(Decrease) in Reserves for Contracts
  in Payment Period .......................................           --                --                   421              7,054
                                                            ------------      ------------          ------------       ------------
Total Increase/(Decrease) in Net Assets ...................    1,101,355        19,586,177            13,132,677         64,449,011
   Net Assets at December 31, 1997 ........................      665,400         4,802,897             1,075,808          4,722,158
                                                            ------------      ------------          ------------       ------------
------------------------------------------------------------------------------------------------------------------------------------
   Net Assets at December 31, 1998 ........................ $  1,766,755      $ 24,389,074          $ 14,208,485       $ 69,171,169
------------------------------------------------------------------------------------------------------------------------------------
                                                            ============      ============          ============       ============

----------------------------------------
1999 Increase/(Decrease) from Operations
----------------------------------------
   Net investment income/(expense) ........................    $ (43,765)      $  (282,660)         $   (292,904)      $   (275,471)
   Net realized gain/(loss) from sale of investments ......     (106,841)         (835,792)            1,471,652          2,481,501
   Reinvested realized gain distributions                             --                --             2,263,653          6,016,572
   Net change in unrealized appreciation/(depreciation)
   of investments .........................................    1,845,178         8,085,140             4,234,956         15,381,652
                                                            ------------      ------------          ------------       ------------
   Net increase/(decrease) resulting from operations ......    1,694,572         6,966,688             7,677,357         23,604,254
                                                            ------------      ------------          ------------       ------------

--------------------------
1999 Contract Transactions
--------------------------
   Net contract purchase payments .........................    1,450,352         4,690,061            17,693,049         55,000,371
   Transfers between investment divisions .................      845,676        (6,234,803)            3,591,255          5,595,443
   Transfers on account of death ..........................           --           (54,510)             (209,759)          (810,806)
   Administrative charges -- Note 4 .......................       (5,989)           (1,967)              (15,574)           (18,187)
   Annuity benefits .......................................     (579,372)       (1,031,574)           (1,269,530)        (5,492,768)
   Transfers -- other .....................................         (694)            8,748               (15,092)           (14,084)
                                                            ------------      ------------          ------------       ------------
   Net increase/(decrease) from contract transactions .....    1,709,973        (2,624,045)           19,774,349         54,259,969
                                                            ------------      ------------          ------------       ------------
Actuarial Increase/(Decrease) in Reserves for Contracts
in Payment Period .........................................           --                --                    --                 --
                                                            ------------      ------------          ------------       ------------
Total Increase/(Decrease) in Net Assets ...................    3,404,545         4,342,643            27,451,706         77,864,223
   Net Assets at December 31, 1998 ........................    1,766,755        24,389,074            14,208,485         69,171,169
                                                            ------------      ------------          ------------       ------------
------------------------------------------------------------------------------------------------------------------------------------
   Net Assets at December 31, 1999 ........................  $ 5,171,300      $ 28,731,717          $ 41,660,191       $147,035,392
------------------------------------------------------------------------------------------------------------------------------------
                                                            ============      ============          ============       ============

                                                            ---------------------------------------------------------------------
                                                                                       INVESTMENT DIVISIONS
                                                            ---------------------------------------------------------------------

                                                               AIM V.I.          AIM V.I.                              Davis
                                                                Capital           Global           AIM V.I.          Financial
                                                             Appreciation        Utilities           Value           Portfolio
                                                            ------------------------------------------------------------------

----------------------------------------
1998 Increase/(Decrease) from Operations
----------------------------------------
   Net investment income/(expense) ........................ $         --      $         --      $         --      $         --
   Net realized gain/(loss) from sale of investments ......           --                --                --                --
   Reinvested realized gain distributions .................           --                --                --                --
   Net change in unrealized appreciation/(depreciation)
   of investments .........................................           --                --                --                --
                                                            ------------      ------------      ------------      ------------
   Net increase/(decrease) resulting from operations ......           --                --                --                --
                                                            ------------      ------------      ------------      ------------

--------------------------
1998 Contract Transactions
--------------------------
   Net Contract Purchase Payments .........................           --                --                --                --
   Transfer between investment divisions ..................           --                --                --                --
   Administrative charges .................................           --                --                --                --
   Annuity Benefits .......................................           --                --                --                --
   Transfers -- Other .....................................           --                --                --                --
                                                            ------------      ------------      ------------      ------------
   Net increase/(decrease) from contract transactions .....           --                --                --                --
                                                            ------------      ------------      ------------      ------------
Actuarial Increase/(Decrease) in Reserves for Contracts
  in Payment Period .......................................           --                --                --                --
                                                            ------------      ------------      ------------      ------------
Total Increase/(Decrease) in Net Assets ...................           --                --                --                --
   Net Assets at December 31, 1997 ........................           --                --                --                --
                                                            ------------      ------------      ------------      ------------
------------------------------------------------------------------------------------------------------------------------------
   Net Assets at December 31, 1998 ........................ $         --      $         --      $         --      $         --
------------------------------------------------------------------------------------------------------------------------------
                                                            ============      ============      ============      ============

----------------------------------------
1999 Increase/(Decrease) from Operations
----------------------------------------
   Net investment income/(expense) ........................ $     (6,122)     $     14,175      $     (8,687)         $ (2,534)
   Net realized gain/(loss) from sale of investments ......        1,476            12,764             5,991           (17,962)
   Reinvested realized gain distributions                         52,287                --           225,966                --
   Net change in unrealized appreciation/(depreciation)
   of investments .........................................      546,794           162,262         1,745,591           (40,536)
                                                            ------------      ------------      ------------      ------------
   Net increase/(decrease) resulting from operations ......      594,435           189,201         1,968,861           (61,032)
                                                            ------------      ------------      ------------      ------------

--------------------------
1999 Contract Transactions
--------------------------
   Net contract purchase payments .........................    1,122,460           487,423         8,692,178         1,886,366
   Transfers between investment divisions .................    1,290,930           499,631         7,199,533         1,215,212
   Transfers on account of death ..........................           --                --           (32,843)               --
   Administrative charges -- Note 4 .......................          (18)              (10)             (127)              (16)
   Annuity benefits .......................................      (16,884)           (1,854)         (110,958)          (42,763)
   Transfers -- other .....................................        4,560            (2,959)           (3,314)           (1,099)
                                                            ------------      ------------      ------------      ------------
   Net increase/(decrease) from contract transactions .....    2,401,048           982,231        15,744,469         3,057,700
                                                            ------------      ------------      ------------      ------------
Actuarial Increase/(Decrease) in Reserves for Contracts
in Payment Period .........................................           --                --                --                --
                                                            ------------      ------------      ------------      ------------
Total Increase/(Decrease) in Net Assets ...................    2,995,483         1,171,432        17,713,330         2,996,668
   Net Assets at December 31, 1998 ........................           --                --                --                --
                                                            ------------      ------------      ------------      ------------
------------------------------------------------------------------------------------------------------------------------------
   Net Assets at December 31, 1999 ........................ $  2,995,483      $  1,171,432      $ 17,713,330      $  2,996,668
------------------------------------------------------------------------------------------------------------------------------
                                                            ============      ============      ============      ============

                        See notes to financial statements


                                    44 & 45

--------------------------------------------------------------------------------
The Guardian Separate Account E
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
Years Ended December 31, 1998 and 1999

                                                            ------------------------------------------------------------------------
                                                                                     INVESTMENT DIVISIONS
                                                            ------------------------------------------------------------------------

                                                                                                                         Fidelity
                                                                Davis                                  Fidelity             VIP
                                                                Real              Davis                 VIP II            Equity-
                                                               Estate             Value               Contrafund          Income
                                                              Portfolio         Portfolio              Portfolio         Portfolio
                                                            ------------------------------------------------------------------------
----------------------------------------
1998 Increase/(Decrease) from Operations
----------------------------------------
   Net investment income/(expense) ........................ $         --      $         --          $         --       $         --
   Net realized gain/(loss) from sale of investments ......           --                --                    --                 --
   Reinvested realized gain distributions .................           --                --                    --                 --
   Net change in unrealized appreciation/(depreciation)
   of investments .........................................           --                --                    --                 --
                                                            ------------      ------------          ------------       ------------
   Net increase/(decrease) resulting from operations ......           --                --                    --                 --
                                                            ------------      ------------          ------------       ------------

--------------------------
1998 Contract Transactions
--------------------------
   Net Contract Purchase Payments .........................           --                --                    --                 --
   Transfer between investment divisions ..................           --                --                    --                 --
   Administrative charges .................................           --                --                    --                 --
   Annuity Benefits .......................................           --                --                    --                 --
   Transfers -- Other .....................................           --                --                    --                 --
                                                            ------------      ------------          ------------       ------------
   Net increase/(decrease) from contract transactions .....           --                --                    --                 --
                                                            ------------      ------------          ------------       ------------
Actuarial Increase/(Decrease) in Reserves for Contracts
  in Payment Period .......................................           --                --                    --                 --
                                                            ------------      ------------          ------------       ------------
Total Increase/(Decrease) in Net Assets ...................           --                --                    --                 --
   Net Assets at December 31, 1997 ........................           --                --                    --                 --
                                                            ------------      ------------          ------------       ------------
------------------------------------------------------------------------------------------------------------------------------------
   Net Assets at December 31, 1998 ........................ $         --      $         --          $         --       $         --
------------------------------------------------------------------------------------------------------------------------------------
                                                            ============      ============          ============       ============

----------------------------------------
1999 Increase/(Decrease) from Operations
----------------------------------------
   Net investment income/(expense) ........................ $      2,134      $    (23,018)         $    (46,651)      $    (10,176)
   Net realized gain/(loss) from sale of investments ......         (441)            4,861                 6,592            (34,954)
   Reinvested realized gain distributions .................           --                --                    --                 --
   Net change in unrealized appreciation/(depreciation)
   of investments .........................................         (557)          853,213             1,822,959             55,527
                                                            ------------      ------------          ------------       ------------
   Net increase/(decrease) resulting from operations ......        1,136           835,056             1,782,900             10,397
                                                            ------------      ------------          ------------       ------------

--------------------------
1999 Contract Transactions
--------------------------
   Net contract purchase payments .........................      102,831         5,757,134             8,419,841          2,801,491
   Transfers between investment divisions .................       59,194         5,157,142             5,449,606            944,367
   Transfers on account of death ..........................           --                --                    --                 --
   Administrative charges-- Note 4 ........................          (13)              (85)                 (103)                --
   Annuity benefits .......................................           --           (94,784)              (84,145)           (25,032)
   Transfers-- other ......................................          (11)          (12,016)               (6,947)            (8,683)
                                                            ------------      ------------          ------------       ------------
   Net increase/(decrease) from contract transactions .....      162,001        10,807,391            13,778,252          3,712,143
                                                            ------------      ------------          ------------       ------------
Actuarial Increase/(Decrease) in Reserves for Contracts
in Payment Period .........................................           --                --                    --                 --
                                                            ------------      ------------          ------------       ------------
Total Increase/(Decrease) in Net Assets ...................      163,137        11,642,447            15,561,152          3,722,540
   Net Assets at December 31, 1998 ........................           --                --                    --                 --
                                                            ------------      ------------          ------------       ------------
------------------------------------------------------------------------------------------------------------------------------------
   Net Assets at December 31, 1999 ........................ $    163,137      $ 11,642,447          $ 15,561,152       $  3,722,540
------------------------------------------------------------------------------------------------------------------------------------
                                                            ============      ============          ============       ============

                                                             -------------------------------------------------------------------
                                                                                    INVESTMENT DIVISIONS
                                                             -------------------------------------------------------------------

                                                                Fidelity          Fidelity
                                                                 VIP III           VIP III            Janus             Janus
                                                                 Growth              Mid           Aggressive          Capital
                                                              Opportunities          Cap             Growth         Appreciation
                                                                Portfolio         Portfolio         Portfolio         Portfolio
                                                             -------------------------------------------------------------------

----------------------------------------
1998 Increase/(Decrease) from Operations
----------------------------------------
   Net investment income/(expense) ......................... $         --      $         --      $         --      $         --
   Net realized gain/(loss) from sale of investments .......           --                --                --                --
   Reinvested realized gain distributions ..................           --                --                --                --
   Net change in unrealized appreciation/(depreciation)
   of investments ..........................................           --                --                --                --
                                                             ------------      ------------      ------------      ------------
   Net increase/(decrease) resulting from operations .......           --                --                --                --
                                                             ------------      ------------      ------------      ------------

--------------------------
1998 Contract Transactions
--------------------------
   Net Contract Purchase Payments ..........................           --                --                --                --
   Transfer between investment divisions ...................           --                --                --                --
   Administrative charges ..................................           --                --                --                --
   Annuity Benefits ........................................           --                --                --                --
   Transfers -- Other ......................................           --                --                --                --
                                                             ------------      ------------      ------------      ------------
   Net increase/(decrease) from contract transactions ......           --                --                --                --
                                                             ------------      ------------      ------------      ------------
Actuarial Increase/(Decrease) in Reserves for Contracts
  in Payment Period ........................................           --                --                --                --
                                                             ------------      ------------      ------------      ------------
Total Increase/(Decrease) in Net Assets ....................           --                --                --                --
   Net Assets at December 31, 1997 .........................           --                --                --                --
                                                             ------------      ------------      ------------      ------------
-------------------------------------------------------------------------------------------------------------------------------
   Net Assets at December 31, 1998 ......................... $         --      $         --      $         --      $         --
-------------------------------------------------------------------------------------------------------------------------------
                                                             ============      ============      ============      ============

----------------------------------------
1999 Increase/(Decrease) from Operations
----------------------------------------
   Net investment income/(expense) ......................... $     (9,313)     $    (19,940)     $    (61,746)     $    (30,707)
   Net realized gain/(loss) from sale of investments .......       (2,085)           18,674           247,586           325,533
   Reinvested realized gain distributions ..................           --            13,485                --                --
   Net change in unrealized appreciation/(depreciation)
   of investments ..........................................      109,610           334,353         6,711,186         7,163,946
                                                             ------------      ------------      ------------      ------------
   Net increase/(decrease) resulting from operations .......       98,212           346,572         6,897,026         7,458,772
                                                             ------------      ------------      ------------      ------------

--------------------------
1999 Contract Transactions
--------------------------
   Net contract purchase payments ..........................    2,364,543         1,392,276        10,128,118        15,225,865
   Transfers between investment divisions ..................      958,227           191,765        10,256,144         9,920,644
   Transfers on account of death ...........................           --                --           (42,698)               --
   Administrative charges-- Note 4 .........................          (19)              (16)             (389)             (185)
   Annuity benefits ........................................       (7,801)           (9,647)         (120,019)         (218,196)
   Transfers-- other .......................................       (2,175)              427            (2,510)           20,600
                                                             ------------      ------------      ------------      ------------
   Net increase/(decrease) from contract transactions ......    3,312,775         1,574,805        20,218,646        24,948,728
                                                             ------------      ------------      ------------      ------------
Actuarial Increase/(Decrease) in Reserves for Contracts
in Payment Period ..........................................           --                --                --                --
                                                             ------------      ------------      ------------      ------------
Total Increase/(Decrease) in Net Assets ....................    3,410,987         1,921,377        27,115,672        32,407,500
   Net Assets at December 31, 1998 .........................           --                --                --                --
                                                             ------------      ------------      ------------      ------------
-------------------------------------------------------------------------------------------------------------------------------
   Net Assets at December 31, 1999 ......................... $  3,410,987      $  1,921,377      $ 27,115,672      $ 32,407,500
-------------------------------------------------------------------------------------------------------------------------------
                                                             ============      ============      ============      ============

                        See notes to financial statements


                                    46 & 47

--------------------------------------------------------------------------------
The Guardian Separate Account E
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
Years Ended December 31, 1998 and 1999

                                                                              ------------------------------------------------------
                                                                                              INVESTMENT DIVISIONS
                                                                              ------------------------------------------------------

                                                                                                         Janus              MFS
                                                                                  Janus                Worldwide         Emerging
                                                                                 Growth                 Growth            Growth
                                                                                Portfolio              Portfolio         Portfolio
                                                                              ------------------------------------------------------

----------------------------------------
1998 Increase/(Decrease) from Operations
----------------------------------------
   Net investment income/(expense) .........................................  $        --           $         --       $         --
   Net realized gain/(loss) from sale of investments .......................           --                     --                 --
   Reinvested realized gain distributions ..................................           --                     --                 --
   Net change in unrealized appreciation/(depreciation)
   of investments ..........................................................           --                     --                 --
                                                                              -----------           ------------       ------------
   Net increase/(decrease) resulting from operations .......................           --                     --                 --
                                                                              -----------           ------------       ------------

--------------------------
1998 Contract Transactions
--------------------------
   Net Contract Purchase Payments ..........................................           --                     --                 --
   Transfer between investment divisions ...................................           --                     --                 --
   Administrative charges ..................................................           --                     --                 --
   Annuity Benefits ........................................................           --                     --                 --
   Transfers -- Other ......................................................           --                     --                 --
                                                                              -----------           ------------       ------------
   Net increase/(decrease) from contract transactions ......................           --                     --                 --
                                                                              -----------           ------------       ------------
Actuarial Increase/(Decrease) in Reserves for Contracts
  in Payment Period ........................................................           --                     --                 --
                                                                              -----------           ------------       ------------
Total Increase/(Decrease) in Net Assets ....................................           --                     --                 --
   Net Assets at December 31, 1997 .........................................           --                     --                 --
                                                                              -----------           ------------       ------------
------------------------------------------------------------------------------------------------------------------------------------
   Net Assets at December 31, 1998 .........................................  $        --           $         --       $         --
------------------------------------------------------------------------------------------------------------------------------------
                                                                              ===========           ============       ============

----------------------------------------
1999 Increase/(Decrease) from Operations
----------------------------------------
   Net investment income/(expense) .........................................  $   (26,494)          $    (34,642)      $   (10,408)
   Net realized gain/(loss) from sale of investments .......................       16,517                  5,770             9,588
   Reinvested realized gain distributions ..................................           --                     --                --
   Net change in unrealized appreciation/(depreciation)
   of investments ..........................................................    2,150,539              3,045,599         1,195,900
                                                                              -----------           ------------       ------------
   Net increase/(decrease) resulting from operations .......................    2,140,562              3,016,727         1,195,080
                                                                              -----------           ------------       ------------

--------------------------
1999 Contract Transactions
--------------------------
   Net contract purchase payments ..........................................    7,331,131              6,033,969         1,819,270
   Transfers between investment divisions ..................................    5,549,425              5,201,449         1,302,273
   Transfers on account of death ...........................................           --                (38,758)               --
   Administrative charges -- Note 4 ........................................          (83)                  (105)              (30)
   Annuity benefits ........................................................      (92,811)               (72,958)           (7,353)
   Transfers -- other ......................................................       28,204                  3,925             3,637
                                                                              -----------           ------------       ------------
   Net increase/(decrease) from contract transactions ......................   12,815,866             11,127,522         3,117,797
                                                                              -----------           ------------       ------------
Actuarial Increase/(Decrease) in Reserves for Contracts
in Payment Period ..........................................................           --                     --                --
                                                                              -----------           ------------       ------------
Total Increase/(Decrease) in Net Assets ....................................   14,956,428             14,144,249         4,312,877
   Net Assets at December 31, 1998 .........................................           --                     --                --
                                                                              -----------           ------------       ------------
------------------------------------------------------------------------------------------------------------------------------------
   Net Assets at December 31, 1999 .........................................  $14,956,428           $ 14,144,249       $ 4,312,877
------------------------------------------------------------------------------------------------------------------------------------
                                                                              ===========           ============       ============

                                                              ---------------------------------------------------------------------
                                                                                       INVESTMENT DIVISIONS
                                                              ---------------------------------------------------------------------

                                                                     MFS
                                                                    Growth              MFS                                 MFS
                                                                     With               New               MFS              Total
                                                                    Income           Discovery         Research           Return
                                                                    Series            Series            Series            Series
                                                              ---------------------------------------------------------------------

----------------------------------------
1998 Increase/(Decrease) from Operations
----------------------------------------
   Net investment income/(expense) ...........................  $   (220,679)     $         --      $         --      $         --
   Net realized gain/(loss) from sale of investments .........        53,496                --                --                --
   Reinvested realized gain distributions ....................            --                --                --                --
   Net change in unrealized appreciation/(depreciation)
   of investments ............................................     3,206,288                --                --                --
                                                                ------------      ------------      ------------      ------------
   Net increase/(decrease) resulting from operations .........     3,039,105                --                --                --
                                                                ------------      ------------      ------------      ------------

--------------------------
1998 Contract Transactions
--------------------------
   Net Contract Purchase Payments ............................    27,943,070                --                --                --
   Transfer between investment divisions .....................     3,383,450                --                --                --
   Administrative charges ....................................        (2,286)               --                --                --
   Annuity Benefits ..........................................      (407,989)               --                --                --
   Transfers -- Other ........................................        17,361                --                --                --
                                                                ------------      ------------      ------------      ------------
   Net increase/(decrease) from contract transactions ........    30,933,606                --                --                --
                                                                ------------      ------------      ------------      ------------
Actuarial Increase/(Decrease) in Reserves for Contracts
  in Payment Period ..........................................         4,902                --                --                --
                                                                ------------      ------------      ------------      ------------
Total Increase/(Decrease) in Net Assets ......................    33,977,613                --                --                --
   Net Assets at December 31, 1997 ...........................     2,057,297                --                --                --
                                                                ------------      ------------      ------------      ------------
-----------------------------------------------------------------------------------------------------------------------------------
   Net Assets at December 31, 1998 ...........................  $ 36,034,910      $         --      $         --      $         --
-----------------------------------------------------------------------------------------------------------------------------------
                                                                ============      ============      ============      ============

----------------------------------------
1999 Increase/(Decrease) from Operations
----------------------------------------
   Net investment income/(expense) ...........................  $   (498,479)     $     (1,878)     $     (2,385)     $     (4,722)
   Net realized gain/(loss) from sale of investments .........     1,032,805            46,857              (459)             (727)
   Reinvested realized gain distributions ....................       175,277            18,626                --               --
   Net change in unrealized appreciation/(depreciation)
   of investments ............................................     1,818,868           147,859            81,777            11,894
                                                                ------------      ------------      ------------      ------------
   Net increase/(decrease) resulting from operations .........     2,528,471           211,464            78,933             6,445
                                                                ------------      ------------      ------------      ------------

--------------------------
1999 Contract Transactions
--------------------------
   Net contract purchase payments ............................    23,585,039           368,543           400,050         1,103,512
   Transfers between investment divisions ....................    (3,234,194)          498,470           164,433           763,589
   Transfers on account of death .............................       (80,569)               --                --                --
   Administrative charges -- Note 4 ..........................       (25,437)              (11)               --                (7)
   Annuity benefits ..........................................    (3,120,917)           (6,406)               --           (13,766)
   Transfers -- other ........................................        (3,542)           (2,932)             (197)             (206)
                                                                ------------      ------------      ------------      ------------
   Net increase/(decrease) from contract transactions ........    17,120,380           857,664           564,286         1,853,122
                                                                ------------      ------------      ------------      ------------
Actuarial Increase/(Decrease) in Reserves for Contracts
in Payment Period ............................................            --                --                --                --
                                                                ------------      ------------      ------------      ------------
Total Increase/(Decrease) in Net Assets ......................    19,648,851         1,069,128           643,219         1,859,567
   Net Assets at December 31, 1998 ...........................    36,034,910                --                --                --
                                                                ------------      ------------      ------------      ------------
-----------------------------------------------------------------------------------------------------------------------------------
   Net Assets at December 31, 1999 ...........................  $ 55,683,761      $  1,069,128      $    643,219      $  1,859,567
-----------------------------------------------------------------------------------------------------------------------------------
                                                                ============      ============      ============      ============

                        See notes to financial statements


                                    48 & 49

--------------------------------------------------------------------------------
The Guardian Separate Account E
-------------------------------

NOTES TO FINANCIAL STATEMENTS
December 31, 1999

----------------------
Note 1 -- Organization
----------------------

      The Guardian Separate Account E (the Account), a unit investment trust registered under the Investment Company Act of 1940, as amended, was organized by The Guardian Insurance & Annuity Company, Inc. (GIAC) on September 26, 1996 and commenced operations on September 15, 1997. GIAC is a wholly owned subsidiary of The Guardian Life Insurance Company of America (Guardian Life). GIAC issues the individual deferred variable annuity contracts offered through the Account. GIAC provides for accumulations and benefits under the contracts by crediting the net premium purchase payments to one or more investment divisions established within the Account, or to the Fixed Rate Option (FRO), as selected by the contractowner. Amounts allocated to the FRO are maintained by GIAC in its general account. The contractowner may transfer his or her contract value among the thirty one investment options within the Account, or the FRO. However, a contractowner may only invest in up to twenty investment divisions, including the FRO, at any time. Contractowners who qualify may also purchase either a seven year or contract anniversary Enhanced Death Benefit Rider, which may provide greater death benefits than the proceeds payable under the basic contract and/or a Living Benefit Rider, which provides for preservation of principal.

      The thirty one investment options of the Account correspond to the following underlying mutual funds in which the investment option invests: The Guardian Stock Fund, (GSF), The Guardian VC 500 Index Fund, The Guardian VC Asset Allocation Fund, The Guardian VC High Yield Bond Fund, The Guardian Bond Fund, Inc. (GBF), The Guardian Cash Fund, Inc. (GCF), Gabelli Capital Asset Fund
(GCAF), Baillie Gifford International Fund (BGIF), Baillie Gifford Emerging Markets Fund (BGEMF), The Guardian Small Cap Stock Fund (GSCF), Value Line Centurion Fund, Inc., Value Line Strategic Asset Management Trust, AIM V.I. Capital Appreciation Fund, AIM V.I. Global Utilities Fund, AIM V.I. Value Fund, Davis Financial Portfolio, Davis Real Estate Portfolio, Davis Value Portfolio, Fidelity VIP II Contrafund Portfolio, Fidelity VIP Equity-Income Portfolio, Fidelity VIP III Growth Opportunities Portfolio, Fidelity VIP III Mid Cap Portfolio, Janus Aggressive Growth Portfolio, Janus Capital Appreciation Portfolio, Janus Growth Portfolio, Janus Worldwide Growth Portfolio, MFS Emerging Growth Series, MFS Growth With Income Series, MFS New Discovery Series, MFS Research Series, and MFS Total Return Series (collectively, the Funds and individually, a Fund).

      GSF, The Guardian VC 500 Index Fund, The Guardian VC Asset Allocation Fund, The Guardian VC High Yield Bond Fund, GBF, GCF and GSCF each has an investment advisory agreement with Guardian Investor Services Corporation
(GISC), a wholly owned subsidiary of GIAC. GCAF has a management agreement with GISC. BGIF and BGEMF each has an investment advisory agreement with Guardian Baillie Gifford Ltd., a joint venture company formed by GIAC and Baillie Gifford Overseas Ltd.

      Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of GIAC. The assets of the Account will not be charged with any liabilities arising out of any other business conducted by GIAC, but the obligations of the Account, including the promise to make annuity payments, are obligations of GIAC.

-----------------------------------------
Note 2 -- Significant Accounting Policies
-----------------------------------------

      The following is a summary of significant accounting policies of the Account.

      Investments

      (a) Net proceeds of payments made by contractowners to the Account are invested by the Account's investment divisions in shares of the corresponding Funds at net asset value. All distributions made by a Fund are reinvested in shares of the same Fund.

      (b) The market value of the investments in the Funds is based on the net asset value of the respective Funds as of their close of business on the valuation date.

      (c) Investment transactions are accounted for on the trade date and income is recorded on the ex-dividend date.

      (d) The cost of investments sold is determined on a first in, first out
(FIFO) basis.

      Federal Income Taxes

      The operations of the Account are part of the operations of GIAC and, as such, are included in the combined tax return of GIAC. GIAC is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended. Under tax law, no federal income taxes are payable by GIAC with respect to the operations of the Account.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
December 31, 1999 (Continued)

---------------------------------------
Note 3 -- Net Assets, December 31, 1999
---------------------------------------

      The following table of net assets includes both qualified and non-qualified units within the account.

                                                            Units        Accumulation          Total
                                                         Outstanding      Unit Value        Unit Value
                                                         -----------     ------------       ----------
Regular CONTRACT
   The Guardian Stock Fund .......................... 14,520,393.522       $16.001218     $232,343,982
   The Guardian VC 500 Index Fund ...................    113,170.292        10.864326        1,229,519
   The Guardian VC Asset Allocation Fund ............     41,896.649        10.760427          450,826
   The Guardian VC High Yield Bond Fund .............     15,385.141        10.258435          157,827
   The Guardian Bond Fund, Inc. .....................  1,979,764.140        10.764733       21,311,632
   The Guardian Cash Fund, Inc. .....................  3,621,006.929        10.870168       39,360,954
   Gabelli Capital Asset Fund .......................  1,551,862.319        14.359427       22,283,854
   Baillie Gifford International Fund ...............  1,301,917.367        15.924776       20,732,742
   Baillie Gifford Emerging Markets Fund ............    287,363.653        10.370887        2,980,216
   The Guardian Small Cap Stock Fund ................  1,425,465.273        12.808346       18,257,852
   Value Line Centurion Fund, Inc. ..................  1,958,842.413        15.429030       30,223,038
   Value Line Strategic Asset Mgmt. Trust ...........  6,322,183.125        15.841725      100,154,286
   Aim V.I. Capital Appreciation Fund ...............    154,399.103        13.120560        2,025,803
   Aim V.I. Global Utilities Fund ...................     39,656.315        12.400430          491,755
   Aim V.I. Value Fund ..............................  1,129,018.927        11.279171       12,734,398
   Davis Financial Portfolio ........................    148,313.167         9.223916        1,368,028
   Davis Real Estate Portfolio ......................     13,467.414         8.864110          119,377
   Davis Value Portfolio ............................    722,104.069        10.198692        7,364,517
   Fidelity VIP II Contrafund Portfolio .............    878,721.377        11.095996        9,750,289
   Fidelity VIP Equity-Income .......................    282,514.619         9.370727        2,647,367
   Fidelity VIP III Growth Opportunities Portfolio ..    218,432.012         9.726434        2,124,565
   Fidelity VIP III Mid Cap  Portfolio ..............    115,626.232        12.866435        1,487,697
   Janus Aggressive Growth Portfolio ................  1,036,284.142        17.132805       17,754,454
   Janus Capital Appreciation Portfolio .............  1,765,831.936        13.203112       23,314,477
   Janus Growth Portfolio ...........................    888,417.515        12.263634       10,895,227
   Janus Worldwide Growth Portfolio .................    636,892.335        14.492601        9,230,226
   MFS Emerging Growth Series .......................    190,540.104        15.565959        2,965,939
   MFS Growth With Income Series ....................  2,513,945.351        13.439773       33,786,855
   MFS New Discovery Series .........................     27,978.895        14.334859          401,074
   MFS Research Series ..............................     37,055.738        11.324492          419,637
   MFS Total Return Series ..........................    128,045.060         9.744634        1,247,752

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Separate Account E
-------------------------------

NOTES TO FINANCIAL STATEMENTS
December 31, 1999 (Continued)

                                                            Units        Accumulation          Total
                                                         Outstanding      Unit Value        Unit Value
                                                         -----------     ------------       ----------
7 YEAR ENHANCED DEATH BENEFIT RIDER
   The Guardian Stock Fund ........................... 6,829,407.637       $15.927359     $108,774,427
   The Guardian VC 500 Index Fund ....................    49,119.308        10.857605          533,318
   The Guardian VC Asset Allocation Fund .............    19,481.259        10.753769          209,497
   The Guardian VC High Yield Bond Fund ..............     6,477.101        10.252080           66,404
   The Guardian Bond Fund, Inc. ......................   877,200.363        10.715014        9,399,214
   The Guardian Cash Fund, Inc. ...................... 2,185,123.589        10.819969       23,642,969
   Gabelli Capital Asset Fund ........................   987,057.454        14.293136       14,108,146
   Baillie Gifford International Fund ................   789,579.192        15.851261       12,515,826
   Baillie Gifford Emerging Markets Fund .............   212,200.074        10.323007        2,190,543
   The Guardian Small Cap Stock Fund .................   821,061.374        12.749244       10,467,912
   Value Line Centurion Fund, Inc. ...................   734,392.253        15.357797       11,278,647
   Value Line Strategic Asset Mgmt. Trust ............ 2,869,021.958        15.768599       45,240,457
   Aim V.I. Capital Appreciation Fund ................    58,378.248        13.107332          765,183
   Aim V.I. Global Utilities Fund ....................    50,257.749        12.387934          622,590
   Aim V.I. Value Fund ...............................   389,988.337        11.267802        4,394,311
   Davis Financial Portfolio .........................   169,937.136         9.214613        1,565,905
   Davis Real Estate Portfolio .......................     4,941.810         8.855166           43,761
   Davis Value Portfolio .............................   409,555.294        10.188418        4,172,720
   Fidelity VIP II Contrafund Portfolio ..............   501,255.876        11.084814        5,556,328
   Fidelity VIP Equity-Income ........................    98,110.143         9.361268          918,435
   Fidelity VIP III Growth Opportunities Portfolio ...   121,431.613         9.716614        1,179,904
   Fidelity VIP III Mid Cap Portfolio ................    28,548.971        12.853485          366,954
   Janus Aggressive Growth Portfolio .................   532,517.522        17.115566        9,114,339
   Janus Capital Appreciation Portfolio ..............   621,634.685        13.189820        8,199,250
   Janus Growth Portfolio ............................   309,593.851        12.251272        3,792,918
   Janus Worldwide Growth Portfolio ..................   318,242.331        14.478009        4,607,515
   MFS Emerging Growth Series ........................    75,946.307        15.550303        1,180,988
   MFS Growth With Income Series ..................... 1,597,899.229        13.377716       21,376,242
   MFS New Discovery Series ..........................    43,322.865        14.320436          620,402
   MFS Research Series ...............................    19,165.807        11.313074          216,824
   MFS Total Return Series ...........................    61,489.117         9.734805          598,585

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
December 31, 1999 (Continued)

                                                            Units        Accumulation          Total
                                                         Outstanding      Unit Value        Unit Value
                                                         -----------     ------------       ----------
CONTRACT ANNIVERSARY ENHANCED DEATH
  BENEFIT RIDER
   The Guardian Stock Fund ............................. 100,936.245       $12.015915       $1,212,841
   The Guardian VC 500 Index Fund ......................   4,794.299        10.855928           52,047
   The Guardian VC Asset Allocation Fund ...............   8,370.535        10.752107           90,001
   The Guardian VC High Yield Bond Fund ................     518.580        10.250486            5,316
   The Guardian Bond Fund, Inc. ........................   4,816.664        10.027644           48,300
   The Guardian Cash Fund, Inc. ........................  52,362.238        10.111322          529,451
   Gabelli Capital Asset Fund ..........................   7,323.701        10.597246           77,611
   Baillie Gifford International Fund ..................  12,369.797        12.303048          152,186
   Baillie Gifford Emerging Markets Fund ...............      40.427        13.379986              541
   The Guardian Small Cap Stock Fund ...................     443.399        13.426299            5,953
   Value Line Centurion Fund, Inc. .....................  12,557.952        11.520870          144,679
   Value Line Strategic Asset Mgmt. Trust ..............  67,525.108        10.985052          741,767
   Aim V.I. Capital Appreciation Fund ..................  15,588.172        13.118772          204,498
   Aim V.I. Global Utilities Fund ......................   4,618.201        12.361317           57,087
   Aim V.I. Value Fund .................................  47,121.860        11.473759          540,665
   Davis Financial Portfolio ...........................   6,321.422         9.924138           62,735
   Davis Value Portfolio ...............................   6,916.379        10.619311           73,447
   Fidelity VIP II Contrafund Portfolio ................  22,452.789        11.336436          254,535
   Fidelity VIP Equity-Income ..........................  13,102.124         9.781859          128,163
   Fidelity VIP III Growth Opportunities Portfolio .....   7,563.176        10.133121           76,639
   Fidelity VIP III Mid Cap  Portfolio .................   3,871.737        12.312608           47,671
   Janus Aggressive Growth Portfolio ...................  15,869.063        15.557220          246,879
   Janus Capital Appreciation Portfolio ................  55,123.069        13.707559          755,603
   Janus Growth Portfolio ..............................  20,303.086        12.128616          246,248
   Janus Worldwide Growth Portfolio ....................  20,814.212        14.007724          291,560
   MFS Emerging Growth Series ..........................  11,012.360        15.069393          165,950
   MFS Growth With Income Series .......................  24,218.851        10.428105          252,557
   MFS New Discovery Series ............................   3,226.121        14.770891           47,653
   MFS Research Series .................................     584.319        11.563668            6,757
   MFS Total Return Series .............................   1,332.142         9.931038           13,230

LIVING BENEFIT RIDER
   The Guardian Stock Fund .............................   1,369.206        10.766280           14,741
   The Guardian VC 500 Index Fund ......................   2,122.143        10.365008           21,996
   The Guardian Bond Fund, Inc. ........................   5,840.597         9.940686           58,060
   Janus Growth Portfolio ..............................   2,060.125        10.695249           22,034
   Janus Worldwide Growth Portfolio ....................   1,343.146        11.128415           14,947
                                                                                          ------------
                                                                                           944,001,027
   Contracts receiving annuity payments ................                                     3,841,121
                                                                                          ------------
Total Net Assets .......................................                                  $947,842,148
                                                                                          ============

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Separate Account E
-------------------------------

NOTES TO FINANCIAL STATEMENTS
December 31, 1999 (Continued)

------------------------------------------
Note 4 -- Administrative and Mortality and
          Expense Risk Charges
------------------------------------------

      Contractual charges paid to GIAC include:

      (1) a fixed annual contract fee of $35 is deducted on each contract anniversary date before annuitization and upon surrender prior to annuitization to cover GIAC's administrative expenses. For the years ended December 31, 1999 and 1998, administrative fees amounted to $348,357 and $29,387, respectively;

      (2) a charge for mortality and expense risk is computed daily and is equal to an annual rate of 1.05% of the average daily net assets applicable to contractowners. There are additional charges applicable to each rider option. The charges are calculated as a percentage of average daily net asset value of the applicable contracts as follows:

      a) 7 Year Enhanced Death Benefit Rider, with an annual rate of .20%;

      b) Contract Anniversary Enhanced Death Benefit Rider, with an annual rate of .25%;

      c) Living Benefit Rider, with an annual rate of .25%.

      For the year ended December 31, 1999, the total mortality and expense risk charge was $8,599,504.

      (3) contingent deferred sales charges on certain partial or total surrenders. These charges are assessed against redemptions and paid to GIAC during the first seven contract years. Contingent deferred sales charges were $1,095,238 for the year ended December 31, 1999.

      (4) a daily administrative expense charge against the net assets of each investment option in the amount equal to .20% on an annual basis; and

      (5) a charge for premium taxes deducted from either the contract payment or upon annuitization, as determined in accordance with applicable state law.

      Currently, GIAC makes no charge against the Account for GIAC's federal income taxes. However, GIAC reserves the right to charge taxes attributable to the Account in the future.

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
December 31, 1999 (Continued)

-------------------------------------------------------------------------
FundNote 5 -- Accumulation Values for the Current Year and the Four Prior
              Year Ends for Both Qualified and Non-Qualified Accounts
-------------------------------------------------------------------------

                                             December 31,       December 31,        December 31,
                                                 1999               1998                1997
                                             -----------         -----------        -----------
The Guardian Stock Fund .................... $16.001218          $12.353746         $10.436872
The Guardian VC 500 Index Fund .............  10.864326                  --                 --
The Guardian VC Asset Allocation Fund ......  10.760427                  --                 --
The Guardian VC High Yield Bond Fund .......  10.258435                  --                 --
The Guardian Bond Fund, Inc. ...............  10.764733           10.993295          10.298674
The Guardian Cash Fund, Inc. ...............  10.870168           10.505943          10.121184
Gabelli Capital Asset Fund .................  14.359427           12.136862          11.002284
Baillie Gifford International Fund .........  15.924776           11.592275           9.687628
Baillie Gifford Emerging Markets Fund ......  10.370887            6.096587           8.430653
The Guardian Small Cap Stock Fund ..........  12.808346            9.604560          10.320078
Value Line Centurion Fund, Inc. ............  15.429030           12.184885           9.680080
Value Line Strategic Asset Mgmt. Trust .....  15.841725           12.904249          10.252672
Aim V.I. Capital Appreciation Fund .........  13.120560                  --                 --
Aim V.I. Global Utilities Fund .............  12.400430                  --                 --
Aim V.I. Value Fund ........................  11.279171                  --                 --
Davis Financial Portfolio ..................   9.223916                  --                 --
Davis Real Estate Portfolio ................   8.864110                  --                 --
Davis Value Portfolio ......................  10.198692                  --                 --
Fidelity VIP II Contrafund Portfolio .......  11.095996                  --                 --
Fidelity VIP Equity-Income .................   9.370727                  --                 --
Fidelity VIP III Growth
Opportunities Portfolio ....................   9.726434                  --                 --
Fidelity VIP III Mid Cap  Portfolio ........  12.866435                  --                 --
Janus Aggressive Growth Portfolio ..........  17.132805                  --                 --
Janus Capital Appreciation Portfolio .......  13.203112                  --                 --
Janus Growth Portfolio .....................  12.263634                  --                 --
Janus Worldwide Growth Portfolio ...........  14.492601                  --                 --
MFS Emerging Growth Series .................  15.565959                  --                 --
MFS Growth With Income Series ..............  13.439773           12.755968          10.559985
MFS New Discovery Series ...................  14.334859                  --                 --
MFS Research Series ........................  11.324492                  --                 --
MFS Total Return Series ....................   9.744634                  --                 --

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Separate Account E
-------------------------------

NOTES TO FINANCIAL STATEMENTS
December 31, 1999 (Continued)

                                                 December 31,       December 31,        December 31,
                                                     1999               1998                1997
                                                 -----------        ------------        -----------
7 YEAR ENHANCED
DEATH BENEFIT RIDER
   The Guardian Stock Fund ..................... $15.927359          $12.321351          $10.430349
   The Guardian VC 500 Index Fund ..............  10.857605                  --                  --
   The Guardian VC Asset Allocation Fund .......  10.753769                  --                  --
   The Guardian VC High Yield Bond Fund ........  10.252080                  --                  --
   The Guardian Bond Fund, Inc. ................  10.715014           10.964447           10.292235
   The Guardian Cash Fund, Inc. ................  10.819969           10.478386           10.114859
   Gabelli Capital Asset Fund ..................  14.293136           12.015018           10.995415
   Baillie Gifford International Fund ..........  15.851261           11.561875            9.681566
   Baillie Gifford Emerging Markets Fund .......  10.323007            6.080581            8.425380
   The Guardian Small Cap Stock Fund ...........  12.749244            9.579381           10.313630
   Value Line Centurion Fund, Inc. .............  15.357797           12.152922            9.674029
   Value Line Strategic Asset Mgmt. Trust ......  15.768599           12.870405           10.246260
   Aim V.I. Capital Appreciation Fund ..........  13.107332                  --                  --
   Aim V.I. Global Utilities Fund ..............  12.387934                  --                  --
   Aim V.I. Value Fund .........................  11.267802                  --                  --
   Davis Financial Portfolio ...................   9.214613                  --                  --
   Davis Real Estate Portfolio .................   8.855166                  --                  --
   Davis Value Portfolio .......................  10.188418                  --                  --
   Fidelity VIP II Contrafund Portfolio ........  11.084814                  --                  --
   Fidelity VIP Equity-Income ..................   9.361268                  --                  --
   Fidelity VIP III Growth
  Opportunities Portfolio ......................   9.716614                  --                  --
   Fidelity VIP III Mid Cap Portfolio ..........  12.853485                  --                  --
   Janus Aggressive Growth Portfolio ...........  17.115566                  --                  --
   Janus Capital Appreciation Portfolio ........  13.189820                  --                  --
   Janus Growth Portfolio ......................  12.251272                  --                  --
   Janus Worldwide Growth Portfolio ............  14.478009                  --                  --
   MFS Emerging Growth Series ..................  15.550303                  --                  --
   MFS Growth With Income Series ...............  13.377716           12.722512           10.553390
   MFS New Discovery Series ....................  14.320436                  --                  --
   MFS Research Series .........................  11.313074                  --                  --
   MFS Total Return Series .....................   9.734805                  --                  --

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
December 31, 1999 (Continued)

                                                 December 31,       December 31,        December 31,
                                                     1999               1998                1997
                                                 -----------        ------------        -----------
CONTRACT ANNIVERSARY ENHANCED
DEATH BENEFIT RIDER
   The Guardian Stock Fund ..................... $12.015915                  --                 --
   The Guardian VC 500 Index Fund ..............  10.855928                  --                 --
   The Guardian VC Asset Allocation Fund .......  10.752107                  --                 --
   The Guardian VC High Yield Bond Fund ........  10.250486                  --                 --
   The Guardian Bond Fund, Inc. ................  10.027644                  --                 --
   The Guardian Cash Fund, Inc. ................  10.111322                  --                 --
   Gabelli Capital Asset Fund ..................  10.597246                  --                 --
   Baillie Gifford International Fund ..........  12.303048                  --                 --
   Baillie Gifford Emerging Markets Fund .......  13.379986                  --                 --
   The Guardian Small Cap Stock Fund ...........  13.426299                  --                 --
   Value Line Centurion Fund, Inc. .............  11.520870                  --                 --
   Value Line Strategic Asset Mgmt. Trust ......  10.985052                  --                 --
   Aim V.I. Capital Appreciation Fund ..........  13.118772                  --                 --
   Aim V.I. Global Utilities Fund ..............  12.361317                  --                 --
   Aim V.I. Value Fund .........................  11.473759                  --                 --
   Davis Financial Portfolio ...................   9.924138                  --                 --
   Davis Value Portfolio .......................  10.619311                  --                 --
   Fidelity VIP II Contrafund Portfolio ........  11.336436                  --                 --
   Fidelity VIP Equity-Income ..................   9.781859                  --                 --
   Fidelity VIP III Growth
  Opportunities Portfolio ......................  10.133121                  --                 --
   Fidelity VIP III Mid Cap Portfolio ..........  12.312608                  --                 --
   Janus Aggressive Growth Portfolio ...........  15.557220                  --                 --
   Janus Capital Appreciation Portfolio ........  13.707559                  --                 --
   Janus Growth Portfolio ......................  12.128616                  --                 --
   Janus Worldwide Growth Portfolio ............  14.007724                  --                 --
   MFS Emerging Growth Series ..................  15.069393                  --                 --
   MFS Growth With Income Series ...............  10.428105                  --                 --
   MFS New Discovery Series ....................  14.770891                  --                 --
   MFS Research Series .........................  11.563668                  --                 --
   MFS Total Return Series .....................   9.931038                  --                 --

LIVING BENEFIT RIDER
   The Guardian Stock Fund .....................  10.766280                  --                 --
   The Guardian VC 500 Index Fund ..............  10.365008                  --                 --
   The Guardian Bond Fund, Inc. ................   9.940686                  --                 --
   Janus Growth Portfolio ......................  10.695249                  --                 --
   Janus Worldwide Growth Portfolio ............  11.128415                  --                 --

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Separate Account E
-------------------------------

NOTES TO FINANCIAL STATEMENTS
December 31, 1999 (Continued)

-----------------------------
Note 6 -- Purchases and Sales
-----------------------------

      During the years ended December 31, 1999 and 1998, purchases and sales of shares of the Funds were as follows:

                                                 Purchases        Purchases          Sales             Sales
                                                December 31,     December 31,     December 31,      December 31,
                                                    1999             1998             1999              1998
                                               -------------     ------------     ------------      ------------
The Guardian Stock Fund ...................... $ 125,184,894     $183,763,657     $ 17,405,471      $  5,334,065
The Guardian VC 500 Index Fund ...............     2,019,683               --          322,420                --
The Guardian VC Asset Allocation Fund ........       731,199               --              389                --
The Guardian VC High Yield Bond Fund .........       258,951               --           28,307                --
The Guardian Bond Fund, Inc. .................    14,875,113       25,209,830        5,316,242         2,669,174
The Guardian Cash Fund, Inc. .................    74,105,824       53,130,775       41,363,939        25,128,393
Gabelli Capital Asset Fund ...................    16,247,542       23,602,592        5,298,500           964,842
Baillie Gifford International Fund ...........    16,655,586       17,551,682        6,886,798         1,759,405
Baillie Gifford Emerging Markets Fund ........     2,796,327        2,308,679        1,126,353           733,740
The Guardian Small Cap Stock Fund ............     3,886,020       23,694,210        6,772,834         2,195,547
Value Line Centurion Fund, Inc. ..............    31,783,476       12,739,328       10,001,289         1,082,398
Value Line Strategic Asset
  Management Trust ...........................    75,077,970       60,175,569       14,944,950         1,679,594
AIM V.I. Capital Appreciation Fund ...........     2,568,517               --          113,506                --
AIM Global Utilities Fund ....................     1,093,611               --           94,080                --
AIM V.I. Value Fund ..........................    16,175,372               --          191,726                --
Davis Financial Portfolio ....................     3,552,471               --          487,496                --
Davis Real Estate Portfolio ..................       168,654               --            4,160                --
Davis Value Portfolio ........................    11,712,103               --          909,499                --
Fidelity VIP II Contrafund Portfolio .........    14,309,720               --          551,468                --
Fidelity VIP Equity-Income Portfolio .........     4,090,314               --          378,171                --
Fidelity VIP III Growth
  Opportunities Portfolio ....................     3,381,965               --           69,190                --
Fidelity VIP III Mid Cap Portfolio ...........     1,827,460               --          239,170                --
Janus Aggressive Growth Portfolio ............    21,028,501               --          839,856                --
Janus Capital Appreciation Portfolio .........    26,450,892               --        1,492,013                --
Janus Growth Portfolio .......................    12,955,357               --          146,260                --
Janus Worldwide Growth Portfolio .............    11,145,006               --           27,484                --
MFS Emerging Growth Series ...................     3,343,362               --          225,565                --
MFS Growth With Income Series ................    23,888,289       31,422,079        7,046,606           688,474
MFS New Discovery Series .....................     1,052,147               --          175,857                --
MFS Research Series ..........................       575,505               --           11,219                --
MFS Total Return Series ......................     1,875,176               --           22,054                --
                                                ------------     ------------     ------------      ------------
                                                $524,817,007     $433,598,401     $122,492,872      $ 42,235,632
                                                ============     ============     ============      ============

      NOTE: In some instances the calculation of total assets may not agree due to rounding.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
The Guardian Insurance & Annuity Company, Inc.
and the Contract Owners of The Guardian Separate
Account E

      In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the Guardian Stock, Guardian VC 500 Index, Guardian VC Asset Allocation, Guardian VC High Yield Bond, Guardian Bond, Guardian Cash, Gabelli Capital Asset, Baillie Gifford International, Baillie Gifford Emerging Markets, Guardian Small Cap Stock, Value Line Centurion, Value Line Strategic Asset Management, AIM V.I. Capital Appreciation, AIM V.I. Global Utilities, AIM V.I. Value, Davis Financial, Davis Real Estate, Davis Value, Fidelity VIP II Contrafund, Fidelity VIP Equity-Income, Fidelity VIP III Growth Opportunities, Fidelity VIP III Mid Cap, Janus Aggressive Growth, Janus Capital Appreciation, Janus Growth, Janus Worldwide Growth, MFS Emerging Growth, MFS Growth with Income, MFS New Discovery, MFS Research and MFS Total Return investment divisions (constituting The Guardian Separate Account E) at December 31, 1999, and the results of each of their operations for the year then ended and the changes in each of their net assets for each of the two years then ended, in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of the management of The Guardian Insurance & Annuity Company, Inc.; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of shares owned at December 31, 1999 by correspondence with the transfer agents of the underlying funds, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP


New York, New York
February 20, 2000

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Stock Fund
-----------------------

SCHEDULE OF INVESTMENTS
December 31, 1999

----------------------
COMMON STOCKS -- 96.0%
----------------------

Shares                                                                Value
---------------------------------------------------------------------------
Appliance and Furniture -- 0.2%
      152,600   Whirlpool Corp.*                             $    9,928,538
                                                             --------------
Automotive -- 0.4%
      304,500   Ford Motor Co.                                   16,271,719
                                                             --------------
Biotechnology -- 2.3%
       59,600   Affymetrix, Inc.*                                10,113,375
      482,000   Amgen, Inc.*                                     28,950,125
      170,000   Biogen, Inc.*                                    14,365,000
      285,800   Enzon, Inc.*                                     12,396,575
       86,100   MedImmune, Inc.*                                 14,281,837
       68,300   Millenium Pharmaceuticals*                        8,332,600
       65,500   Sepracor, Inc.*                                   6,496,781
                                                             --------------
                                                                 94,936,293
                                                             --------------
Broadcasting -- 4.8%
      212,400   Adelphia Comm. Corp.*                            13,938,750
      164,000   AMFM, Inc.*                                      12,833,000
      625,400   CBS Corp.*                                       39,986,513
      424,400   Charter Comm., Inc.*                              9,283,750
      190,000   Clear Channel Comm., Inc.*                       16,957,500
      330,000   Comcast Corp.*                                   16,685,625
      238,700   Cox Comm., Inc.*                                 12,293,050
       88,000   Cumulus Media, Inc.*                              4,466,000
      739,200   Infinity Broadcasting Corp.*                     26,749,800
      269,900   Insight Comm., Inc.*                              7,995,787
      470,400   MediaOne Group, Inc.*                            36,132,600
       32,200   RealNetworks, Inc.*                               3,874,063
                                                             --------------
                                                                201,196,438
                                                             --------------
Building Materials and Homebuilders -- 0.1%
      146,200   Crossman Communities, Inc.*                       2,266,100
      280,300   Johns Manville Corp.                              3,924,200
                                                             --------------
                                                                  6,190,300
                                                             --------------
Capital Goods-Miscellaneous Technology -- 3.0%
       79,200   CMGI, Inc.*                                      21,928,500
       61,200   CNET, Inc.*                                       3,473,100
      233,800   Critical Path, Inc.*                             22,064,875
       83,400   Doubleclick, Inc.*                               21,105,413
      161,200   E Bay, Inc.*                                     20,180,225
      129,800   Internet Capital Group, Inc.*                    22,066,000
       82,800   VerticalNet, Inc.*                               13,579,200
                                                             --------------
                                                                124,397,313
                                                             --------------
Computer Software -- 12.8%
      227,800   Adobe Systems, Inc.                              15,319,550
       57,200   Advent Software, Inc.*                            3,685,825
       37,300   Agile Software Corp.*                             8,102,842
       62,400   Ariba, Inc.*                                     11,068,200
      173,400   Bea Systems, Inc.*                               12,127,162
      106,400   Broadvision, Inc.*                               18,094,650
       79,600   Citrix Systems, Inc.*                             9,790,800
       69,500   Commerce One, Inc.*                              13,656,750
       62,900   Cybersource Corp.*                                3,255,075
      135,200   Inktomi Corp.*                                   11,999,000
       51,800   Legato Systems, Inc.*                             3,564,488
      100,200   Mercury Interactive Corp.*                       10,815,338
       55,300   Micromuse, Inc.*                                  9,401,000
    1,982,100   Microsoft Corp.*                                231,410,175
      537,500   Oracle Corp.*                                    60,233,594
      459,500   Saga Systems, Inc.*                               9,161,281
      233,000   Siebel Systems, Inc.*                            19,572,000
      601,000   Sybase, Inc.*                                    10,217,000
      154,300   Symantec Corp.*                                   9,045,838
      129,500   TSI Int'l. Software Ltd.*                         7,332,937
       86,400   VeriSign, Inc.*                                  16,497,000
       46,800   Veritas Software Corp.*                           6,698,250
      276,300   Visio Corp.*                                     13,124,250
       82,000   Vitria Technology, Inc.*                         19,188,000
                                                             --------------
                                                                533,361,005
                                                             --------------
Computer Systems-- 6.6%
      164,000   Apple Computer, Inc.*                            16,861,250
      210,500   Cabletron Systems, Inc.*                          5,473,000
      392,700   Dell Computer Corp.*                             20,027,700
      583,800   EMC Corp.*                                       63,780,150
      145,200   Hewlett Packard Co.                              16,543,725
      796,800   Int'l. Business Machines                         86,054,400
      206,000   Solectron Corp.*                                 19,595,750
      610,200   Sun Microsystems, Inc.*                          47,252,363
                                                             --------------
                                                                275,588,338
                                                             --------------
Drugs and Hospitals -- 4.2%
      143,500   Andrx Corp.*                                      6,071,844
      735,600   Bristol-Myers Squibb Corp.                       47,216,325
      152,400   Idec Pharmaceuticals Corp.*                      14,973,300
      171,000   Johnson & Johnson                                15,924,375
      364,800   Merck & Co., Inc.                                24,464,400
      672,600   Pfizer, Inc.                                     21,817,462
      531,800   Schering-Plough Corp.                            22,435,313
      263,000   Warner-Lambert Co.                               21,549,562
                                                             --------------
                                                                174,452,581
                                                             --------------
Electrical Equipment -- 2.1%
       73,400   DII Group, Inc.*                                  5,209,106
       92,800   Flextronics Int'l. Ltd.*                          4,268,800
      495,600   General Electric Co.                             76,694,100
                                                             --------------
                                                                 86,172,006
                                                             --------------
Electronics and Instruments -- 0.3%
       53,800   Jabil Circuit, Inc.*                              3,927,400
      104,300   Power Integrations, Inc.*                         4,999,881
       34,200   Sanmina Corp.*                                    3,415,725
                                                             --------------
                                                                 12,343,006
                                                             --------------
Electronics-Semiconductors -- 4.8%
      190,000   Analog Devices, Inc.*                            17,670,000
      357,600   Atmel Corp.*                                     10,571,550
      125,100   AVX Corp.*                                        6,247,181

                       See notes to financial statements.

* Non-income producing security.

--------------------------------------------------------------------------------

Shares                                                                Value
---------------------------------------------------------------------------
       72,200   Epcos AG*                                    $    5,392,437
      240,200   Integrated Device
                  Technology, Inc.*                               6,965,800
    1,250,300   Intel Corp.                                     102,915,319
      258,900   Int'l. Rectifier Corp.*                           6,731,400
      137,100   Lattice Semiconductor Corp.*                      6,460,838
      457,100   LSI Logic Corp.*                                 30,854,250
      104,700   Microchip Technology, Inc.*                       7,165,406
                                                             --------------
                                                                200,974,181
                                                             --------------
Entertainment and Leisure -- 1.0%
      557,900   Blockbuster, Inc.                                 7,461,913
      234,200   Time Warner, Inc.                                16,964,862
      316,000   Viacom, Inc.*                                    19,098,250
                                                             --------------
                                                                 43,525,025
                                                             --------------
Financial-Banks -- 2.8%
      156,700   Chase Manhattan Corp.                            12,173,631
    1,221,500   Citigroup, Inc.                                  67,869,594
      140,000   Fifth Third Bancorp                              10,272,500
      393,100   Firstar Corp.                                     8,304,237
      206,300   FleetBoston Financial Corp.                       7,181,819
        6,125   M & T Bank Corp.                                  2,537,281
      155,800   North Fork Bancorp                                2,726,500
      247,332   Premier National Bancorp, Inc.                    4,560,184
       23,000   U.S. Trust Corp.                                  1,844,313
                                                             --------------
                                                                117,470,059
                                                             --------------
Financial-Other -- 4.0%
      294,400   American Express Co.                             48,944,000
       41,300   Dain Rauscher Corp.                               1,920,450
       29,100   Goldman Sachs Group, Inc.                         2,740,856
      148,700   Jefferies Group, Inc.                             3,271,400
       87,332   Legg Mason, Inc.                                  3,165,785
      425,500   Lehman Brothers Hldgs., Inc.                     36,034,531
      124,000   Merrill Lynch & Co., Inc.                        10,354,000
      112,800   J. P. Morgan & Co., Inc.                         14,283,300
      264,900   Morgan Stanley Dean Witter & Co.                 37,814,475
      281,100   Charles Schwab Corp.                             10,787,212
                                                             --------------
                                                                169,316,009
                                                             --------------
Financial-Thrift -- 0.4%
      833,140   Charter One Financial, Inc.                      15,933,803
      133,400   Commercial Federal Corp.                          2,376,188
                                                             --------------
                                                                 18,309,991
                                                             --------------
Food, Beverage and Tobacco -- 0.2%
      109,300   Anheuser-Busch Cos., Inc.                         7,746,638
                                                             --------------
Household Products -- 0.7%
      256,300   Church & Dwight, Inc.                             6,840,006
      326,800   Kimberly-Clark Corp.                             21,323,700
                                                             --------------
                                                                 28,163,706
                                                             --------------
Insurance -- 0.0%
       56,000   State Auto Financial Corp.                          511,000
                                                             --------------
Merchandising-Department Stores -- 2.1%
      139,100   Dayton Hudson Corp.                              10,215,156
    1,142,000   Wal-Mart Stores, Inc.                            78,940,750
                                                             --------------
                                                                 89,155,906
                                                             --------------
Merchandising-Special -- 3.0%
       63,000   Amazon.com, Inc.*                                 4,795,875
      247,800   Best Buy, Inc.*                                  12,436,463
      344,900   BJ's Wholesale Club, Inc.*                       12,588,850
      140,000   Costco Wholesale Corp.*                          12,775,000
      630,000   Home Depot, Inc.                                 43,194,375
      312,000   Starbucks Corp.*                                  7,566,000
      500,000   Tandy Corp.                                      24,593,750
      120,900   Zale Corp.*                                       5,848,537
                                                             --------------
                                                                123,798,850
                                                             --------------
Miscellaneous-Consumer Growth Cyclical -- 0.6%
      101,200   Go2Net, Inc.*                                     8,804,400
       76,000   Sapient Corp.*                                   10,711,250
       56,000   Viant Corp.*                                      5,544,000
                                                             --------------
                                                                 25,059,650
                                                             --------------
Miscellaneous-Consumer Growth Staples -- 1.5%
      161,900   Interpublic Group Cos., Inc.*                     9,339,606
      191,300   Intuit, Inc.*                                    11,466,044
      170,700   Lamar Advertising Co.*                           10,338,019
      510,000   Valassis Comm., Inc.*                            21,547,500
      153,000   Young & Rubicam, Inc.                            10,824,750
                                                             --------------
                                                                 63,515,919
                                                             --------------
Oil and Gas Producing -- 1.2%
      207,200   Anadarko Petroleum Corp.                          7,070,700
      233,600   Apache Corp.                                      8,628,600
      143,300   Devon Energy Corp.                                4,710,987
      284,200   Newfield Exploration Co.*                         7,602,350
      465,400   Talisman Energy, Inc*                            11,984,050
      152,100   Vastar Resources, Inc.                            8,973,900
                                                             --------------
                                                                 48,970,587
                                                             --------------
Oil and Gas Services -- 1.3%
      210,900   B.J. Svcs. Co.*                                   8,818,256
      186,400   Cooper Cameron Corp.*                             9,121,950
      312,500   Halliburton Co.                                  12,578,125
      304,200   Noble Drilling Corp.*                             9,962,550
      203,900   Schlumberger Ltd.                                11,469,375
       39,475   Transocean Sedco Forex, Inc.                      1,329,815
                                                             --------------
                                                                 53,280,071
                                                             --------------
Oil-Integrated-Domestic -- 0.2%
      417,500   Conoco, Inc.                                     10,385,313
                                                             --------------
Oil-Integrated-International -- 2.3%
      230,000   Chevron Corp.                                    19,923,750
      222,800   Exxon Mobil Corp.                                17,949,325
      459,400   Royal Dutch Petroleum Co.*                       27,764,987
      540,700   Texaco, Inc.                                     29,366,769
                                                             --------------
                                                                 95,004,831
                                                             --------------

                       See notes to financial statements.

* Non-income producing security.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Stock Fund
-----------------------

SCHEDULE OF INVESTMENTS
December 31, 1999 (Continued)

Shares                                                                Value
---------------------------------------------------------------------------
Paper and Forest Products -- 1.5%
      424,700   Abitibi-Consolidated, Inc.                   $    5,043,312
       94,200   Bowater, Inc.                                     5,116,238
      136,300   Champion Int'l. Corp.                             8,442,081
      183,800   Georgia-Pacific Group                             9,327,850
      341,100   Int'l. Paper Co.                                 19,250,831
      195,900   Mead Corp.                                        8,509,406
      342,200   Smurfit-Stone Container Corp.*                    8,383,900
                                                             --------------
                                                                 64,073,618
                                                             --------------
Photography -- 0.4%
      242,200   Eastman Kodak Co.*                               16,045,750
                                                             --------------
Semiconductors -- 2.9%
      252,200   Adaptec, Inc.*                                   12,578,475
      672,000   Advanced Micro Devices, Inc.*                    19,446,000
      152,200   Kemet Corp.*                                      6,858,512
      623,300   Micron Technology, Inc.*                         48,461,575
      361,500   National Semiconductor Corp.*                    15,476,719
      181,900   Sawtek, Inc.*                                    12,107,719
      193,300   Vishay Intertechnology, Inc.*                     6,113,113
                                                             --------------
                                                                121,042,113
                                                             --------------
Semiconductors-Communications -- 4.8%
      195,700   Altera Corp.*                                     9,699,381
      152,000   Applied Micro Circuits Corp.*                    19,342,000
       92,700   Conexant Systems, Inc.*                           6,152,963
      359,300   Cypress Semiconductor Corp.*                     11,632,337
       87,300   DSP Group, Inc.*                                  8,118,900
       80,100   Linear Technology Corp.*                          5,732,156
       53,900   Micrel, Inc.*                                     3,068,931
       91,400   PMC Sierra, Inc.*                                14,652,563
      224,000   RF Micro Devices, Inc.*                          15,330,000
      234,900   Semtech Corp.*                                   12,244,162
      264,000   Texas Instruments, Inc.                          25,575,000
      114,700   Transwitch Corp.*                                 8,322,919
       82,500   Triquint Semiconductor, Inc.*                     9,178,125
      246,000   Vitesse Semiconductor Corp.*                     12,899,625
      831,600   Xilinx, Inc.*                                    37,811,812
                                                             --------------
                                                                199,760,874
                                                             --------------
Semiconductors-Equipment -- 2.6%
       82,500   Agilent Technologies, Inc.*                       6,378,281
      233,900   Applied Materials, Inc.*                         29,632,206
      286,400   Cadence Design Systems, Inc.*                     6,873,600
      109,300   Credence Systems Corp.*                           9,454,450
      124,000   Cymer Corp.*                                      5,704,000
       99,700   DuPont Photomasks, Inc.*                          4,810,525
      119,600   KLA-Tencor Corp.*                                13,320,450
      104,600   Lam Resh Corp.*                                  11,669,437
      299,500   Teradyne, Inc.*                                  19,767,000
                                                             --------------
                                                                107,609,949
                                                             --------------

Telecommunications -- 6.5%
      617,053   AT & T Corp.                                     31,315,440
      310,000   Bell Atlantic Corp.                              19,084,375
      495,000   GTE Corp.                                        34,928,437
      828,762   MCI WorldCom, Inc.*                              43,976,184
      498,000   Nortel Networks Corp.                            50,298,000
    1,050,484   SBC Comm., Inc.                                  51,211,095
      422,000   Sprint Corp.                                     28,405,875
      181,800   US West, Inc.                                    13,089,600
                                                             --------------
                                                                272,309,006
                                                             --------------
Telecommunications-Equipment -- 7.8%
      252,800   American Tower Corp.*                             7,726,200
       36,000   AudioCodes Ltd.*                                  3,312,000
      119,100   Ciena Corp.*                                      6,848,250
      551,000   Cisco Systems, Inc.*                             59,025,875
      153,900   CommScope, Inc.*                                  6,204,094
      386,500   Crown Castle, Int'l.*                            12,416,313
      105,900   E Tek Dynamics, Inc.*                            14,256,788
       31,000   Juniper Networks, Inc.*                          10,540,000
      675,200   Lucent Technologies, Inc.                        50,513,400
      410,000   Motorola, Inc.                                   60,372,500
      102,600   Nokia Corp.*                                     19,494,000
       35,100   Optical Coating Lab., Inc.                       10,389,600
      102,500   Pinnacle Hldgs.*                                  4,343,437
      104,400   Proxim, Inc.*                                    11,484,000
      192,000   QUALCOMM, Inc.*                                  33,816,000
      181,200   Scientific Atlanta, Inc.                         10,079,250
       76,100   Tellabs, Inc.*                                    4,884,669
                                                             --------------
                                                                325,706,376
                                                             --------------
Telecommunications-Specialty -- 5.7%
      135,300   Advanced Fibre Comm., Inc.*                       6,046,219
      968,400   America Online, Inc.*                            73,053,675
      393,800   Exodus Comm., Inc.*                              34,974,362
      741,075   Global Crossing Ltd.*                            37,053,750
      300,300   GST Telecomm., Inc.*                              2,721,469
      141,400   Intermedia Comm., Inc.*                           5,488,088
       78,800   Level 3 Comm., Inc.*                              6,451,750
      105,500   Sprint PCS (FON Group)*                          10,813,750
      154,000   Time Warner Telecom, Inc.*                        7,690,375
       45,400   Williams Comm. Group*                             1,313,762
       84,800   Winstar Comm., Inc.*                              6,381,200
      104,000   Yahoo, Inc.*                                     44,999,500
                                                             --------------
                                                                236,987,900
                                                             --------------
Transportation-Miscellaneous -- 0.1%
       40,900   United Parcel Svcs.                               2,822,100
                                                             --------------

                       See notes to financial statements.

* Non-income producing security.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares                                                                Value
---------------------------------------------------------------------------
Utilities-Electric -- 0.6%
       29,800   Calpine Corp.*                               $    1,907,200
      159,600   Energy East Corp.                                 3,321,675
      477,400   Montana Power Co.                                17,216,238
      141,600   Potomac Electric Power Co.                        3,247,950
                                                             --------------
                                                                 25,693,063
                                                             --------------
Utilities-Gas and Pipeline -- 0.2%
      284,800   Keyspan Corp.                                     6,603,800
                                                             --------------

TOTAL COMMON STOCKS
   (Cost $2,485,884,967)                                      4,008,679,822
                                                             --------------

----------------------------
REPURCHASE AGREEMENT -- 4.5%
----------------------------

Principal
Amount                                                                Value
---------------------------------------------------------------------------
$ 188,464,000   State Street Bank & Trust Co.
                repurchase agreement, dated
                12/31/99, maturity value $188,515,042
                at 3.25%, due 1/3/00 (1)                     $  188,464,000
                                                             --------------
TOTAL REPURCHASE AGREEMENT
   (Cost $188,464,000)                                          188,464,000
                                                             --------------
TOTAL INVESTMENTS -- 100.5%
   (Cost $2,674,348,967)                                      4,197,143,822

LIABILITIES IN EXCESS OF CASH,
   RECEIVABLES AND OTHER
     ASSETS -- (0.5%)                                           (22,056,760)
                                                             --------------

---------------------------------------------------------------------------
NET ASSETS -- 100.0%                                         $4,175,087,062
                                                             ==============
---------------------------------------------------------------------------

(1) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

                       See notes to financial statements.

* Non-income producing security.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Stock Fund
-----------------------

STATEMENT OF ASSETS
AND LIABILITIES
December 31, 1999

ASSETS
   Investments, at market (cost $2,674,348,967)              $4,197,143,822
   Cash                                                              99,034
   Dividends receivable                                           1,530,256
   Receivable for fund shares sold                                  252,539
   Interest receivable                                               17,014
                                                             --------------
   TOTAL ASSETS                                               4,199,042,665
                                                             --------------
LIABILITIES
   Payable for securities purchased                              20,910,288
   Accrued expenses                                               2,033,738
   Payable for fund shares redeemed                               1,011,577
                                                             --------------
   TOTAL LIABILITIES                                             23,955,603
                                                             --------------
      NET ASSETS                                             $4,175,087,062
                                                             ==============
COMPONENTS OF NET ASSETS
   Capital stock, at par                                     $       75,636
   Additional paid-in capital                                 2,493,737,808
   Undistributed net investment income                              241,325
   Accumulated net realized gain on investments                 158,236,901
   Net unrealized appreciation of investments                 1,522,795,392
                                                             --------------
      NET ASSETS                                             $4,175,087,062
                                                             ==============

Shares Outstanding -- $0.001 par value                           75,636,078
                                                             --------------

NET ASSET VALUE PER SHARE                                    $        55.20
                                                             ==============

STATEMENT OF OPERATIONS
YEAR ENDED
December 31, 1999

Investment Income:
    Dividends                                                $  28,519,376
    Interest                                                     6,828,171
    Less: Foreign tax withheld                                     (22,075)
                                                            --------------
    Total Income                                                35,325,472
                                                            --------------
Expenses:
    Investment advisory fees -- Note B                          18,271,084
    Custodian fees                                                 369,188
    Printing expense                                               210,430
    Legal fees                                                      61,999
    Registration fees                                               27,850
    Audit fees                                                      19,232
    Directors' fees -- Note B                                       12,500
    Insurance expense                                                9,378
    Other                                                              700
                                                            --------------
    Total Expenses                                              18,982,361
                                                            --------------
    Net Investment Income                                       16,343,111
                                                            --------------
Realized and Unrealized Gain/(Loss)
    on Investments -- Note F
    Net realized gain on investments                           635,478,868
    Net change in unrealized appreciation
        of investments                                         367,759,722
    Net Realized and Unrealized Gain
        on Investments                                       1,003,238,590
                                                            --------------
    Net Increase in Net Assets
        from Operations                                     $1,019,581,701
                                                            ==============

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                                 Year Ended December 31,
                                                                                 1999               1998
                                                                           ---------------    ---------------
INCREASE/(DECREASE) IN NET ASSETS
 From Operations:
    Net investment income                                                  $    16,343,111    $    32,273,803
    Net realized gain on investments                                           635,478,868        372,509,200
    Net change in unrealized appreciation of investments                       367,759,722        212,338,243
                                                                           ---------------    ---------------
      Net Increase in Net Assets from Operations                             1,019,581,701        617,121,246
                                                                           ---------------    ---------------

 Dividends and Distributions to Shareholders from:
    Net investment income                                                      (16,388,132)       (32,287,254)
    Net realized gain on investments                                          (563,140,777)      (380,510,130)
                                                                           ---------------    ---------------
      Total Dividends and Distributions to Shareholders                       (579,528,909)      (412,797,384)
                                                                           ---------------    ---------------

 From Capital Share Transactions:
    Net increase in net assets from capital share transactions -- Note G        69,838,389        238,685,174
                                                                           ---------------    ---------------
      Net Increase in Net Assets                                               509,891,181        443,009,036

 Net Assets:
    Beginning of year                                                        3,665,195,881      3,222,186,845
                                                                           ---------------    ---------------
    End of year*                                                           $ 4,175,087,062    $ 3,665,195,881
                                                                           ===============    ===============

* Includes undistributed net investment income of:                         $       241,325    $       286,405

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Stock Fund
-----------------------

FINANCIAL HIGHLIGHTS
Selected data for a share of capital stock outstanding throughout the periods indicated:

                                                                                   Year Ended December 31,
                                                        --------------------------------------------------------------------------
                                                            1999            1998            1997            1996            1995
                                                        --------------------------------------------------------------------------
Net asset value,
   beginning of year ...............................       $49.08          $46.05          $38.59          $34.72          $27.33
                                                           ------          ------          ------          ------          ------
Income from investment
   operations:
   Net investment
     income ........................................         0.24            0.47            0.52            0.53            0.44
   Net realized and
     unrealized gain on investments ................        14.49            8.56           12.97            8.62            9.01
                                                           ------          ------          ------          ------          ------
   Net increase from
     investment operations .........................        14.73            9.03           13.49            9.15            9.45
                                                           ------          ------          ------          ------          ------

Dividends and Distributions
   to Shareholders from:
   Net investment income ...........................        (0.24)          (0.47)          (0.52)          (0.54)          (0.44)
   Net realized gain ...............................        (8.37)          (5.53)          (5.51)          (4.74)          (1.62)
                                                           ------          ------          ------          ------          ------
   Total dividends and
     distributions .................................        (8.61)          (6.00)          (6.03)          (5.28)          (2.06)
                                                           ------          ------          ------          ------          ------
Net asset value, end of
     year ..........................................       $55.20          $49.08          $46.05          $38.59          $34.72
                                                           ------          ------          ------          ------          ------

Total return* ......................................        31.17%          19.86%          35.58%          26.90%          34.65%
                                                           ------          ------          ------          ------          ------
Ratios/supplemental data:
   Net assets, end of year
     (000's omitted) ...............................   $4,175,087      $3,665,196      $3,222,187      $2,226,728      $1,615,271
   Ratio of expenses to
     average net assets ............................         0.52%           0.52%           0.52%           0.53%           0.53%
   Ratio of net investment
     income to average net assets ..................         0.45%           0.95%           1.17%           1.50%           1.39%
   Portfolio turnover
     rate ..........................................           74%             56%             51%             66%             78%

* Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC's variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



                       This page intentionally left blank.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian VC 500 Index Fund
------------------------------

SCHEDULE OF INVESTMENTS
December 31, 1999

----------------------
COMMON STOCKS -- 99.6%
----------------------

Shares                                                                Value
---------------------------------------------------------------------------
Aerospace and Defense -- 1.0%
        17,400  Boeing Co.                                     $    723,188
         3,600  General Dynamics Corp.                              189,900
         7,100  Lockheed Martin Corp.                               155,313
         1,200  Northrop Grumman Corp.                               64,875
         6,000  Raytheon Co.                                        159,375
         3,400  Rockwell Int'l. Corp.                               162,775
         2,200  TRW, Inc.                                           114,262
         8,600  United Technologies Corp.                           559,000
                                                               ------------
                                                                  2,128,688
                                                               ------------
Air Transportation -- 0.2%
         2,700  AMR Corp., DE*                                      180,900
         2,500  Delta Airlines, Inc.                                124,531
         9,000  Southwest Airlines Co.                              145,687
         1,300  US Airways Group, Inc.*                              41,681
                                                               ------------
                                                                    492,799
                                                               ------------
Appliance and Furniture -- 0.3%
         4,400  Corning, Inc.                                       567,325
         1,600  Maytag Corp.                                         76,800
         1,300  Whirlpool Corp.                                      84,581
                                                               ------------
                                                                    728,706
                                                               ------------
Automotive -- 0.9%
        21,700  Ford Motor Co.                                    1,159,594
        11,600  General Motors Corp.                                843,175
                                                               ------------
                                                                  2,002,769
                                                               ------------
Automotive Parts -- 0.3%
         1,400  Cooper Tire & Rubber Co.                             21,788
         3,000  Dana Corp.                                           89,812
         2,400  Danaher Corp.                                       115,800
        10,100  Delphi Automotive Systems Corp.                     159,075
         3,200  Genuine Parts Co.                                    79,400
         2,800  Goodyear Tire & Rubber Co.                           78,925
           900  The Pep Boys - Manny, Moe & Jack                      8,212
         1,200  Snap On, Inc.                                        31,875
         1,100  Timken Co.                                           22,481
                                                               ------------
                                                                    607,368
                                                               ------------
Biotechnology -- 0.5%
         1,800  Alza Corp.*                                          62,325
        18,400  Amgen, Inc.*                                      1,105,150
                                                               ------------
                                                                  1,167,475
                                                               ------------
Broadcasting -- 1.3%
        13,753  CBS Corp.*                                          879,332
         5,900  Clear Channel Comm., Inc.*                          526,575
        13,300  Comcast Corp.*                                      672,481
        10,800  MediaOne Group, Inc.*                               829,575
                                                               ------------
                                                                  2,907,963
                                                               ------------
Building Materials and Homebuilders -- 0.2%
           700  Armstrong World Industries, Inc.                     23,362
         1,100  Centex Corp.                                         27,156
         1,200  Crane Co.                                            23,850
           600  Fleetwood Enterprises, Inc.                          12,375
           267  Huttig Building Products, Inc.*                       1,317
           900  Kaufman & Broad Home Corp.                           21,769
         6,000  Masco Corp.                                         152,250
         1,000  Owens Corning                                        19,312
           800  Pulte Corp.                                          18,000
         3,000  Sherwin-Williams Co.                                 63,000
         1,800  Vulcan Materials Co.                                 71,888
                                                               ------------
                                                                    434,279
                                                               ------------
Capital Goods-Heavy Duty Trucks -- 0.1%
         1,200  Navistar Int'l. Corp., Inc.*                         56,850
         1,400  PACCAR, Inc.                                         62,037
         1,300  Ryder System, Inc.                                   31,769
                                                               ------------
                                                                    150,656
                                                               ------------
Capital Goods-Miscellaneous Technology -- 0.3%
         7,200  Minnesota Mng. & Mfg. Co.                           704,700
                                                               ------------
Chemicals-Major -- 0.9%
         3,900  Dow Chemical Co.                                    521,137
        17,500  E.I. Dupont de Nemours, Inc.                      1,152,813
         1,900  Hercules, Inc.                                       52,963
         3,800  Rohm & Haas Co.                                     154,612
         2,400  Union Carbide Corp.                                 160,200
                                                               ------------
                                                                  2,041,725
                                                               ------------
Chemicals-Miscellaneous -- 0.5%
         4,100  Air Products & Chemicals, Inc.                      137,606
         2,000  Avery Dennison Corp.                                145,750
         1,400  Eastman Chemical Co.                                 66,763
         2,300  Ecolab, Inc.                                         89,988
         2,200  Engelhard Corp.                                      41,525
           600  FMC Corp.*                                           34,387
         2,000  B. F. Goodrich Co.                                   55,000
         1,200  W. R. Grace & Co.*                                   16,650
         1,000  Great Lakes Chemical Corp.                           38,187
         1,300  Mallinckrodt, Inc.                                   41,356
         3,100  PPG Industries, Inc.                                193,944
         2,800  Praxair, Inc.                                       140,875
         1,500  Sealed Air Corp.*                                    77,719
         1,800  Sigma-Aldrich                                        54,112
                                                               ------------
                                                                  1,133,862
                                                               ------------
Coal -- 0.0%
           400  Eastern Enterprises                                  22,975
           100  NACCO Industries, Inc.                                5,556
                                                               ------------
                                                                     28,531
                                                               ------------
Computer Software -- 8.1%
         2,200  Adobe Systems, Inc.                                 147,950
         1,100  Autodesk, Inc.                                       37,125
        11,100  Automatic Data Processing, Inc.                     598,012
         4,200  BMC Software, Inc.*                                 335,738

                       See notes to financial statements.

* Non-income producing security.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares                                                                Value
---------------------------------------------------------------------------
         2,600  Ceridian Corp.*                                $     56,063
         1,636  Citrix Systems, Inc.*                               201,228
         9,600  Computer Associates Int'l., Inc.                    671,400
         2,800  Computer Sciences Corp.*                            264,950
         6,600  Compuware Corp.*                                    245,850
         8,800  Electronic Data Systems Corp.                       589,050
         7,700  First Data Corp.                                    379,706
        91,400  Microsoft Corp.*                                 10,670,950
         6,000  Novell, Inc.*                                       239,625
        25,800  Oracle Corp.*                                     2,891,213
         4,800  Parametric Technology Corp.*                        129,900
         4,300  PeopleSoft, Inc.*                                    91,644
           500  Shared Medical Systems                               25,469
                                                               ------------
                                                                 17,575,873
                                                               ------------
Computer Systems -- 7.6%
         2,800  Apple Computer, Inc.*                               287,875
         3,100  Cabletron Systems, Inc.*                             80,600
        30,400  Compaq Computer Corp.                               822,700
         1,690  Comverse Technology, Inc.*                          244,627
        45,400  Dell Computer Corp.*                              2,315,400
        18,381  EMC Corp.*                                        2,008,124
         5,600  Gateway, Inc.*                                      403,550
        18,200  Hewlett Packard Co.                               2,073,662
        14,212  Honeywell, Inc.                                     819,855
        32,500  Int'l. Business Machines                          3,510,000
         2,300  Lexmark Int'l. Group, Inc.*                         208,150
         2,600  Network Appliance, Inc.*                            215,962
         4,400  Paychex, Inc.                                       176,000
         4,800  Pitney Bowes, Inc.                                  231,900
         4,000  Seagate Technology*                                 186,250
         3,400  Silicon Graphics, Inc.*                              33,363
         4,800  Solectron Corp.*                                    456,600
        27,800  Sun Microsystems, Inc.*                           2,152,763
         5,100  Unisys Corp.*                                       162,881
        11,800  Xerox Corp.                                         267,713
                                                               ------------
                                                                 16,657,975
                                                               ------------
Conglomerates -- 0.7%
         2,700  IKON Office Solutions, Inc.                          18,394
         2,000  Loews Corp.                                         121,375
           600  Tenneco, Inc.                                         5,588
         2,700  Textron, Inc.                                       207,056
        29,400  Tyco Int'l. Ltd.                                  1,142,925
                                                               ------------
                                                                  1,495,338
                                                               ------------
Containers-Metal and Plastic -- 0.1%
           500  Ball Corp.                                           19,687
         2,200  Crown Cork & Seal Co., Inc.                          49,225
         2,800  Owens-Illinois, Inc.*                                70,175
                                                               ------------
                                                                    139,087
                                                               ------------
Containers-Paper -- 0.1%
           900  Bemis Co., Inc.                                      31,387
         3,000  Pactiv Corp.*                                        31,875
         1,000  Temple-Inland, Inc.                                  65,937
                                                               ------------
                                                                    129,199
                                                               ------------
Cosmetics and Toiletries -- 0.5%
         1,000  Alberto-Culver Co.                                   25,813
         4,700  Avon Products, Inc.                                 155,100
         1,000  Bausch & Lomb, Inc.                                  68,437
        19,900  Gillette Co.                                        819,631
         1,900  Int'l. Flavours & Fragrances, Inc.                   71,725
                                                               ------------
                                                                  1,140,706
                                                               ------------
Drugs and Hospitals -- 8.6%
        27,200  Abbott Laboratories                                 987,700
         2,400  Allergan, Inc.                                      119,400
        23,500  American Home Products Corp.                        926,781
           900  C. R. Bard, Inc.                                     47,700
         5,200  Baxter Int'l., Inc.                                 326,625
         4,500  Becton Dickinson & Co., Inc.                        120,375
         2,000  Biomet, Inc.*                                        80,000
         7,100  Boston Scientific Corp.*                            155,312
        35,600  Bristol-Myers Squibb Corp.                        2,285,075
        10,200  Columbia/HCA Healthcare Corp.                       298,988
        19,700  Eli Lilly & Co.                                   1,310,050
         5,400  Guidant Corp.*                                      253,800
         7,400  HEALTHSOUTH Corp.*                                   39,775
         3,000  Humana, Inc.*                                        24,563
        24,100  Johnson & Johnson                                 2,244,313
         2,000  Manor Care, Inc.*                                    32,000
        21,000  Medtronic, Inc.                                     765,187
        42,300  Merck & Co., Inc.                                 2,836,744
        11,300  Monsanto Co.                                        402,562
        69,500  Pfizer, Inc.                                      2,254,406
         9,100  Pharmacia & Upjohn, Inc.                            409,500
        26,400  Schering-Plough Corp.                             1,113,750
         1,500  St. Jude Medical, Inc.*                              46,031
         5,600  Tenet Healthcare Corp.*                             131,600
         3,100  United Healthcare Corp.*                            164,687
        15,200  Warner Lambert Co.                                1,245,450
         1,700  Watson Pharmaceuticals, Inc.*                        60,881
         1,200  Wellpoint Health Networks, Inc.*                     79,125
                                                               ------------
                                                                 18,762,380
                                                               ------------
Electrical Equipment -- 4.1%
         1,700  Cooper Industries, Inc.                              68,744
         1,300  Eaton Corp.                                          94,412
         7,800  Emerson Electric Co.                                447,525
        51,040  General Electric Co.                              7,898,440
         1,700  W. W. Grainger, Inc.                                 81,281

                       See notes to financial statements.

* Non-income producing security.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian VC 500 Index Fund
------------------------------

SCHEDULE OF INVESTMENTS
December 31, 1999 (Continued)


Shares                                                                Value
---------------------------------------------------------------------------
         3,794  Molex, Inc.                                    $    215,072
           700  Nat'l. Svc. Industries, Inc.                         20,650
         1,000  Thomas & Betts Corp.                                 31,875
                                                               ------------
                                                                  8,857,999
                                                               ------------
Electronics and Instruments --  0.1%
         1,800  PE Corp - PE Biosystems Group                       216,563
           800  PerkinElmer, Inc.                                    33,350
           800  Tektronix, Inc.                                      31,100
           500  Teledyne Technologies, Inc.*                          4,719
                                                               ------------
                                                                    285,732
                                                               ------------
Electronics-Semiconductors -- 2.4%
         2,607  Analog Devices, Inc.*                               242,451
        59,400  Intel Corp.                                       4,889,362
         2,600  LSI Logic Corp.*                                    175,500
                                                               ------------
                                                                  5,307,313
                                                               ------------
Energy-Miscellaneous -- 0.1%
         7,700  Williams Cos., Inc.                                 235,331
                                                               ------------
Entertainment and Leisure -- 1.9%
         1,600  Brunswick Corp.                                      35,600
        11,000  Carnival Corp.                                      525,938
        36,900  Walt Disney Co.                                   1,079,325
         2,300  Harrah's Entertainment, Inc.*                        60,806
         3,500  Hasbro, Inc.                                         66,719
         7,500  Mattel, Inc.                                         98,438
         3,600  Mirage Resorts, Inc.*                                55,125
        21,400  Time Warner, Inc.                                 1,550,163
        12,400  Viacom, Inc.*                                       749,425
                                                               ------------
                                                                  4,221,539
                                                               ------------
Financial-Banks -- 6.3%
         3,200  AmSouth Bancorporation                               61,800
        31,200  Bank of America Corp.                             1,565,850
        13,600  Bank of New York, Inc.                              544,000
        21,100  Bank One Corp.                                      676,519
         5,600  BB&T Corp.                                          153,300
        15,100  Chase Manhattan Corp.                             1,173,081
        60,500  Citigroup, Inc.                                   3,361,531
         2,800  Comerica, Inc.                                      130,725
         4,800  Fifth Third Bancorp                                 352,200
        17,654  Firstar Corp.                                       372,941
        17,300  First Union Corp.                                   567,656
        16,477  FleetBoston Financial Corp.                         573,606
         4,100  Huntington Bancshares, Inc.                          97,887
         8,000  KeyCorp                                             177,000
         9,300  Mellon Financial Corp.                              316,781
        11,300  National City Corp.                                 267,669
         4,000  Northern Trust Corp.                                212,000
         5,400  PNC Bank Corp.                                      240,300
         1,900  Republic Nat'l. Bank                                136,800
         3,000  SouthTrust Corp.                                    113,437
         2,900  State Street Corp.                                  211,881
         3,100  Summit Bancorp                                       94,937
         5,800  SunTrust Banks, Inc.                                399,112
         2,600  Union Planters Corp.                                102,538
        13,000  U.S. Bancorp, Inc.                                  309,563
         3,600  Wachovia Corp.                                      244,800
        29,600  Wells Fargo & Co.                                 1,196,950
                                                               ------------
                                                                 13,654,864
                                                               ------------
Financial-Other -- 4.0%
         8,100  American Express Co.                              1,346,625
        13,000  Associates First Capital Corp.                      356,688
         2,205  Bear Sterns Cos., Inc.                               94,264
         3,500  Capital One Financial Corp.                         168,656
         3,800  Coastal Bancorp, Inc.                               134,662
         2,000  Countrywide Credit Industries, Inc.                  50,500
        12,400  Federal Home Loan Mortgage Corp.                    583,575
        18,400  Federal National Mortgage Assn.                   1,148,850
         4,500  Franklin Resources, Inc.                            144,281
         3,000  Golden West Financial Corp.                         100,500
         1,700  H & R Block, Inc.                                    74,375
         8,600  Household Int'l., Inc.                              320,350
         2,100  Lehman Brothers Hldgs., Inc.                        177,844
        14,400  MBNA Corp.                                          392,400
         6,600  Merrill Lynch & Co., Inc.                           551,100
         3,200  J. P. Morgan & Co., Inc.                            405,200
        10,200  Morgan Stanley Dean Witter & Co.                  1,456,050
         2,600  Paine Webber Group, Inc.                            100,913
         4,000  Regions Financial Corp.                             100,500
        14,600  Charles Schwab Corp.                                560,275
         2,900  SLM Hldg. Corp.                                     122,525
         4,900  Synovus Financial Corp.                              97,387
        10,700  Washington Mutual, Inc.                             278,200
                                                               ------------
                                                                  8,765,720
                                                               ------------
Food, Beverage and Tobacco -- 4.2%
           700  Adolph Coors Co.                                     36,750
         8,500  Anheuser-Busch Cos., Inc.*                          602,437
        11,100  Archer-Daniels-Midland Co.                          135,281
         5,000  Bestfoods                                           262,813
         1,200  Brown-Forman Corp.                                   68,700
         7,800  Campbell Soup Co.                                   301,763
        44,200  Coca-Cola Co.                                     2,574,650
         7,600  Coca-Cola Enterprises, Inc.                         152,950
         8,700  ConAgra, Inc.                                       196,294
         3,000  Fortune Brands, Inc.                                 99,188
         5,400  General Mills, Inc.                                 193,050
         6,400  H.J. Heinz Co.                                      254,800
         2,500  Hershey Foods Corp.                                 118,750
         7,300  Kellogg Co.                                         224,931
         5,800  Nabisco Group Hldgs. Corp.                           61,625
        26,400  PepsiCo., Inc.                                      930,600
        43,200  Philip Morris Cos., Inc.                          1,001,700

                       See notes to financial statements.

* Non-income producing security.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares                                                                Value
---------------------------------------------------------------------------
         2,400  The Quaker Oats Co.                            $    157,500
         5,800  Ralston-Purina Group                                161,675
        16,200  Sara Lee Corp.                                      357,413
         7,700  Seagrams Ltd.                                       346,019
        10,200  Unilever N.V.                                       555,262
         3,200  UST, Inc.                                            80,600
         2,100  W. M. Wrigley Jr. Co.                               174,169
                                                               ------------
                                                                  9,048,920
                                                               ------------
Footwear -- 0.1%
         5,000  NIKE, Inc.                                          247,812
         1,000  Reebok Int'l. Ltd.*                                   8,187
                                                               ------------
                                                                    255,999
                                                               ------------
Gold Mining -- 0.1%
         7,000  Barrick Gold Corp.                                  123,813
         4,700  Homestake Mining Co.                                 36,719
         5,800  Placer Dome, Inc.*                                   62,350
                                                               ------------
                                                                    222,882
                                                               ------------
Household Products -- 2.0%
         1,600  Black & Decker Corp.                                 83,600
         2,100  Clorox Co.                                          105,788
        10,500  Colgate-Palmolive Co.                               682,500
         9,500  Kimberly-Clark Corp.                                619,875
         5,000  Newell Rubbermaid, Inc.                             145,000
        23,800  Procter & Gamble Co.                              2,607,587
         1,600  Stanley Works                                        48,200
         1,000  Tupperware Corp.                                     16,937
           175  Water Pik Technologies, Inc.*                         1,673
                                                               ------------
                                                                  4,311,160
                                                               ------------
Insurance -- 3.1%
         2,500  Aetna, Inc.                                         139,531
         4,800  AFLAC, Inc.                                         226,500
        14,500  Allstate Corp.                                      348,000
         4,500  American General Corp.                              341,438
        27,700  American Int'l. Group, Inc.                       2,995,062
         4,600  Aon Corp.                                           184,000
         3,200  Chubb Corp.                                         180,200
         3,600  Cigna Corp.                                         290,025
         3,000  Cincinnati Financial Corp.                           93,562
         5,800  Conseco, Inc.                                       103,675
         4,100  Hartford Financial Svcs. Group, Inc.                194,237
         1,900  Jefferson-Pilot Corp.                               129,675
         3,600  Lincoln Nat'l. Corp., Inc.                          144,000
         4,700  Marsh & McLennan Cos., Inc.                         449,731
         1,800  MBIA, Inc.                                           95,062
         2,000  MGIC Investment Corp.                               120,375
         1,300  Progressive Corp.                                    95,063
         2,500  Providian Financial Corp.                           227,656
         2,400  SAFECO Corp.                                         59,700
         4,100  St. Paul Cos., Inc.                                 138,119
         2,400  Torchmark, Inc.                                      69,750
         4,300  UNUMProvident Corp.                                 137,869
                                                               ------------
                                                                  6,763,230
                                                               ------------
Lodging -- 0.3%
        12,900  Cendant Corp.*                                      342,656
         4,600  Hilton Hotels Corp.                                  44,275
         4,500  Marriott Int'l., Inc.                               142,031
                                                               ------------
                                                                    528,962
                                                               ------------
Machinery and Construction Maintenance -- 0.3%
         6,400  Caterpillar, Inc.                                   301,200
           800  Cummins Engine, Inc.                                 38,650
         4,100  Deere & Co.                                         177,837
         1,400  Fluor Corp.                                          64,225
           700  Foster Wheeler Corp.                                  6,213
         1,600  ITT Industries, Inc.                                 53,500
                                                               ------------
                                                                    641,625
                                                               ------------
Machinery-Industrial Specialty -- 0.5%
           400  Briggs & Stratton Corp.                              21,450
         3,800  Dover Corp.                                         172,425
         4,500  Illinois Tool Works, Inc.                           304,031
         3,000  Ingersoll-Rand Co.                                  165,188
         1,500  Johnson Controls, Inc.                               85,312
           700  Milacron, Inc.                                       10,763
           800  Millipore Corp.                                      30,900
         2,200  Pall Corp.                                           47,438
         1,900  Parker-Hannifin Corp.                                97,494
         2,800  Thermo Electron Corp.*                               42,000
                                                               ------------
                                                                    977,001
                                                               ------------
Merchandising-Department Stores -- 0.7%
         2,000  Consolidated Stores Corp.*                           32,500
         7,900  Dayton Hudson Corp.                                 580,156
         1,900  Dillards, Inc.                                       38,356
         4,000  Dollar General Corp.                                 91,000
         3,700  Federated Department Stores, Inc.*                  187,081
         1,300  Harcourt General, Inc.                               52,325
         2,900  Kohl's Corp.*                                       209,344
         6,000  May Department Stores Co.                           193,500
         2,500  Nordstrom, Inc.                                      65,469
                                                               ------------
                                                                  1,449,731
                                                               ------------
Merchandising-Drugs -- 0.4%
         4,900  Cardinal Health, Inc.                               234,587
           700  Longs Drug Stores Corp.                              18,069
         5,000  McKesson HBOC, Inc.                                 112,812
         4,600  Rite Aid Corp.                                       51,463
        17,900  Walgreen Co.                                        523,575
                                                               ------------
                                                                    940,506
                                                               ------------

                       See notes to financial statements.

* Non-income producing security.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian VC 500 Index Fund
------------------------------

SCHEDULE OF INVESTMENTS
December 31, 1999 (Continued)

Shares                                                                Value
---------------------------------------------------------------------------
Merchandising-Food -- 0.5%
         7,500  Albertson's, Inc.                              $    241,875
           700  Great Atlantic & Pacific Tea Co., Inc.               19,513
        14,800  Kroger Co.*                                         279,350
         8,900  Safeway, Inc.*                                      316,506
         2,100  Supervalu, Inc.                                      42,000
         5,900  Sysco Corp.                                         233,419
         2,700  Winn-Dixie Stores, Inc.                              64,631
                                                               ------------
                                                                  1,197,294
                                                               ------------
Merchandising-Mass -- 2.7%
         8,900  K Mart Corp.*                                        89,556
           391  The Neiman Marcus Group, Inc.*                       10,533
         4,700  J.C. Penney Co., Inc.                                93,706
         6,800  SearsRoebuck & Co.                                  206,975
        79,700  Wal-Mart Stores, Inc.                             5,509,262
                                                               ------------
                                                                  5,910,032
                                                               ------------
Merchandising-Special -- 2.6%
         2,700  AutoZone, Inc.*                                      87,244
         3,700  Best Buy, Inc.*                                     185,694
         3,600  Circuit City Stores, Inc.                           162,225
         3,900  Costco Wholesale Corp.*                             355,875
         7,000  CVS Corp.                                           279,562
        15,400  The GAP, Inc.*                                      708,400
        39,750  Home Depot, Inc.                                  2,725,359
         1,400  Lanier Worldwide, Inc.*                               5,425
         3,800  The Limited, Inc.                                   164,588
         6,600  Lowe's Cos., Inc.                                   394,350
         6,700  Office Depot, Inc.*                                  73,281
         8,300  Staples, Inc.*                                      172,225
         3,500  Tandy Corp.                                         172,156
         5,800  TJX Cos., Inc.                                      118,538
         4,500  Toys R Us*                                           64,406
                                                               ------------
                                                                  5,669,328
                                                               ------------
Metals-Aluminum -- 0.4%
         4,000  Alcan Aluminium Ltd.                                164,750
         6,600  Alcoa, Inc.                                         547,800
         1,200  Reynolds Metals Co.                                  91,950
                                                               ------------
                                                                    804,500
                                                               ------------
Metals-Copper -- 0.2%
         2,900  Freeport-McMoran Copper & Gold, Inc.*                61,263
         3,400  Inco Ltd.*                                           79,900
         3,000  Newmont Mining Corp.                                 73,500
         1,560  Phelps Dodge Corp.                                  104,715
                                                               ------------
                                                                    319,378
                                                               ------------
Metals-Steel -- 0.1%
         1,750  Allegheny Technologies, Inc.                         39,266
         2,300  Bethlehem Steel Corp.*                               19,262
         1,600  Nucor Corp.                                          87,700
         1,600  USX-U.S. Steel Corp.                                 52,800
         1,600  Worthington Industries, Inc.                         26,500
                                                               ------------
                                                                    225,528
                                                               ------------
Miscellaneous-Consumer Growth Staples -- 0.4%
         1,200  American Greetings Corp.                             28,350
         2,600  Equifax, Inc.                                        61,263
         5,700  IMS Health, Inc.                                    154,969
         5,000  Interpublic Group Cos., Inc.                        288,437
           600  Jostens, Inc.                                        14,588
         3,200  Omnicom Group, Inc.                                 320,000
         4,900  Service Corp. Int'l.                                 33,994
                                                               ------------
                                                                    901,601
                                                               ------------
Natural Gas-Diversified -- 0.3%
         1,700  Consolidated Natural Gas Co.                        110,394
        12,700  Enron Corp.                                         563,562
                                                               ------------
                                                                    673,956
                                                               ------------
Oil and Gas Producing -- 0.2%
         2,200  Anadarko Petroleum Corp.                             75,075
         2,000  Apache Corp.                                         73,875
         3,200  Burlington Resources, Inc.                          105,800
         4,500  Union Pacific Resources Group                        57,375
         4,300  Unocal Corp.                                        144,319
                                                               ------------
                                                                    456,444
                                                               ------------
Oil and Gas Services -- 0.5%
         5,900  Baker Hughes, Inc.                                  124,269
         7,900  Halliburton Co.                                     317,975
           900  Helmerich & Payne, Inc.                              19,631
         1,100  McDermott Int'l., Inc.                                9,969
         1,500  Rowan Cos., Inc.*                                    32,531
         9,800  Schlumberger Ltd.                                   551,250
         1,897  Transocean Sedco Forex, Inc.*                        63,915
                                                               ------------
                                                                  1,119,540
                                                               ------------
Oil-Integrated-Domestic -- 0.7%
         1,600  Amerada Hess Corp.                                   90,800
         1,300  Ashland, Inc.*                                       42,819
         5,800  Atlantic Richfield Co.                              501,700
        11,200  Conoco, Inc.                                        278,600
         1,500  Kerr-McGee Corp.                                     93,000
         6,200  Occidental Petroleum Corp.                          134,075
         4,500  Phillips Petroleum Co.                              211,500
         1,600  Sunoco, Inc.                                         37,600
         5,500  USX-Marathon Group                                  135,781
                                                               ------------
                                                                  1,525,875
                                                               ------------
Oil-Integrated-International -- 4.1%
        11,700  Chevron Corp.                                     1,013,512
        61,982  Exxon Mobil Corp.                                 4,993,425

                       See notes to financial statements.
* Non-income producing security.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares                                                                Value
---------------------------------------------------------------------------
        38,400  Royal Dutch Petroleum Co.*                     $  2,320,800
         9,600  Texaco, Inc.                                        521,400
                                                               ------------
                                                                  8,849,137
                                                               ------------
Paper and Forest Products -- 0.6%
         1,000  Boise Cascade Corp.                                  40,500
         1,700  Champion Int'l. Corp.                               105,294
         4,000  Fort James Corp.                                    109,500
         3,100  Georgia-Pacific Group                               157,325
         7,400  Int'l. Paper Co.                                    417,638
         1,900  Louisiana-Pacific Corp.                              27,075
         1,800  Mead Corp.                                           78,188
           500  Potlatch Corp.                                       22,313
         1,800  Westvaco Corp.                                       58,725
         3,600  Weyerhauser Co.                                     258,525
         2,000  Willamette Industries, Inc.                          92,875
                                                               ------------
                                                                  1,367,958
                                                               ------------
Photography -- 0.2%
         5,800  Eastman Kodak Co.                                   384,250
           800  Polaroid Corp.                                       15,050
                                                               ------------
                                                                    399,300
                                                               ------------
Pollution Control -- 0.1%
         3,400  Allied Waste Industries, Inc.*                       29,962
         5,900  Laidlaw, Inc.                                        30,975
        10,900  Waste Management, Inc.                              187,344
                                                               ------------
                                                                    248,281
                                                               ------------
Publishing and Printing -- 0.2%
         1,400  Deluxe Corp.                                         38,413
         2,300  R. R. Donnelley & Sons Co.*                          57,069
         2,900  Dun & Bradstreet Corp.                               85,550
         3,500  McGraw-Hill Cos., Inc.                              215,688
           900  Meredith Corp.                                       37,519
                                                               ------------
                                                                    434,239
                                                               ------------
Publishing-News -- 0.5%
         1,600  Dow Jones & Co., Inc.                               108,800
         5,000  Gannett Co., Inc.                                   407,813
         1,400  Knight-Ridder, Inc.                                  83,300
         3,200  New York Times Co.                                  157,200
         1,300  Times Mirror Co.                                     87,100
         4,200  Tribune Co.                                         231,263
                                                               ------------
                                                                  1,075,476
                                                               ------------
Railroads -- 0.4%
         8,400  Burlington Northern Santa Fe                        203,700
         3,900  CSX Corp.                                           122,363
         2,000  Kansas City Southern Inds., Inc.                    149,250
         6,800  Norfolk Southern Corp.                              139,400
         4,400  Union Pacific Corp.                                 191,950
                                                               ------------
                                                                    806,663
                                                               ------------
Restaurants -- 0.5%
         2,400  Darden Restaurants, Inc.                             43,500
        24,300  McDonald's Corp.                                    979,594
         2,700  Tricon Global Restaurants*                          104,287
         2,200  Wendy's Int'l., Inc.                                 45,375
                                                               ------------
                                                                  1,172,756
                                                               ------------
Semiconductors -- 0.3%
         2,600  Advanced Micro Devices, Inc.*                        75,237
         4,500  Micron Technology, Inc.*                            349,875
         3,000  National Semiconductor Corp.*                       128,438
                                                               ------------
                                                                    553,550
                                                               ------------
Semiconductors-Communications -- 0.6%
        14,000  Texas Instruments, Inc.                           1,356,250
                                                               ------------
Semiconductors-Equipment -- 0.6%
         6,700  Applied Materials, Inc.*                            848,806
         1,600  KLA-Tencor Corp.*                                   178,200
         3,510  Teradyne, Inc.*                                     231,660
                                                               ------------
                                                                  1,258,666
                                                               ------------
Telecommunications -- 6.8%
        57,000  AT & T Corp.                                      2,892,750
        27,800  Bell Atlantic Corp.                               1,711,438
        33,900  BellSouth Corp.                                   1,586,944
        17,400  GTE Corp.                                         1,227,787
         1,400  Harris Corp., DE                                     37,363
        49,950  MCI WorldCom, Inc.*                               2,650,472
        61,125  SBC Comm., Inc.                                   2,979,844
        15,500  Sprint Corp. (FON Group)                          1,043,344
         9,000  U S West, Inc.                                      648,000
                                                               ------------
                                                                 14,777,942
                                                               ------------
Telecommunications-Equipment -- 8.0%
         6,500  3Com Corp.*                                         305,500
         2,400  ADC Telecomm., Inc.*                                174,150
         1,500  Andrew Corp.*                                        28,406
        57,200  Cisco Systems, Inc.*                              6,127,550
         3,100  General Instruments Corp.*                          263,500
        54,400  Lucent Technologies, Inc.                         4,069,800
        10,800  Motorola, Inc.                                    1,590,300
        23,800  Nortel Networks Corp.                             2,403,800
        10,800  QUALCOMM, Inc.*                                   1,902,150
         1,300  Scientific Atlanta, Inc.                             72,312
         7,000  Tellabs, Inc.*                                      449,313
                                                               ------------
                                                                 17,386,781
                                                               ------------
Telecommunications-Specialty -- 3.3%
         5,500  ALLTEL Corp.                                        454,781
        39,000  America Online, Inc.*                             2,942,063
        11,214  Global Crossing Ltd.*                               560,700

                       See notes to financial statements.

* Non-income producing security.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian VC 500 Index Fund
------------------------------

SCHEDULE OF INVESTMENTS
December 31, 1999 (Continued)

Shares                                                                Value
---------------------------------------------------------------------------
         5,300  NEXTEL Comm., Inc.*                            $    546,562
         7,900  Sprint PCS*                                         809,750
         4,339  Yahoo, Inc.*                                      1,877,431
                                                               ------------
                                                                  7,191,287
                                                               ------------
Textile-Apparel and Production -- 0.1%
         1,300  Fruit of the Loom Ltd.*                               1,869
         1,100  Liz Claiborne, Inc.                                  41,387
           600  Russell Corp.                                        10,050
           300  Springs Industries, Inc.                             11,981
         2,100  V.F. Corp.                                           63,000
                                                               ------------
                                                                    128,287
                                                               ------------
Transportation-Miscellaneous -- 0.1%
         5,300  FDX Corp.*                                          216,969
                                                               ------------
Utilities-Electric -- 1.7%
         3,400  AES Corp.*                                          254,150
         2,500  Ameren Corp.                                         81,875
         3,500  American Electric Power Co., Inc.                   112,437
         2,900  Carolina Power & Light Co.                           88,269
         3,800  Central & South West Corp.                           76,000
         2,500  CenturyTel, Inc.                                    118,437
         2,800  CiNergy Corp.                                        67,550
         2,100  CMS Energy Corp.                                     65,494
         4,100  Consolidated Edison, Inc.                           141,450
         2,700  Constellation Energy Group, Inc.                     78,300
         3,400  Dominion Resources, Inc.                            133,450
         2,600  DTE Energy Co.                                       81,575
         6,500  Duke Energy Co.                                     325,812
         6,200  Edison Int'l.                                       162,363
         4,400  Entergy Corp.                                       113,300
         4,200  FirstEnergy Corp.                                    95,288
         1,800  Florida Progress Corp.                               76,162
         3,200  FPL Group, Inc.                                     137,000
         2,300  GPU, Inc.                                            68,856
         2,100  New Century Energies, Inc.                           63,788
         3,400  Niagara Mohawk Hldgs., Inc.*                         47,388
         2,800  Northern States Power Co.                            54,600
         3,400  PECO Energy Co.                                     118,150
         6,900  PG&E Corp.                                          141,450
         2,800  PP&L Resources, Inc.                                 64,050
         3,900  Public Svc. Enterprise Group, Inc.                  135,769
         5,300  Reliant Energy, Inc.                                121,238
        12,500  Southern Co.                                        293,750
         5,000  Texas Utilities Co.                                 177,812
         3,900  Unicom Corp.                                        130,650
                                                               ------------
                                                                  3,626,413
                                                               ------------
Utilities-Gas and Pipeline -- 0.1%
         1,500  Columbia Energy Group                                94,875
         2,000  El Paso Energy Corp.                                 77,625
           800  NICOR, Inc.                                          26,000
           600  ONEOK, Inc.                                          15,075
           600  Peoples Energy Corp.                                 20,100
         4,300  Sempra Energy                                        74,712
                                                               ------------
                                                                    308,387
                                                               ------------
TOTAL COMMON STOCKS
     (Cost $202,108,534)                                        216,860,411
                                                               ------------
-----------------------
U.S. GOVERNMENT -- 0.0%
-----------------------
Principal
Amount                                                                Value
---------------------------------------------------------------------------
$       98,990  U.S. Treasury Bill
                  4.85%, due 3/16/00
 (Cost $98,990)                                                $     98,990
                                                               ------------
----------------------------
REPURCHASE AGREEMENT -- 0.3%
----------------------------
$      667,000  State Street Bank & Trust Co.
                repurchase agreement, dated
                12/31/99, maturity value
                $667,181 at 3.25%, due 1/3/00 (1)               $   667,000

TOTAL REPURCHASE AGREEMENT
  (Cost $667,000)                                                   667,000

TOTAL INVESTMENTS -- 99.9%
  (Cost $202,874,524)                                           217,626,401

CASH, RECEIVABLES AND OTHER
  ASSETS LESS LIABILITIES -- 0.1%                                   177,974
                                                               ------------

---------------------------------------------------------------------------
NET ASSETS -- 100.0%                                           $217,804,375
                                                               ============
---------------------------------------------------------------------------

(1) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

                       See notes to financial statements.

* Non-income producing security.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF ASSETS
AND LIABILITIES
December 31, 1999

ASSETS
   Investments, at market (cost $202,874,524)                $ 217,626,401
   Cash                                                              1,408
   Dividends receivable                                            204,256
   Receivable for fund shares sold                                  32,146
   Interest receivable                                                  60
                                                             -------------
   TOTAL ASSETS                                                217,864,271
                                                             -------------
LIABILITIES
   Accrued expenses                                                 59,896
                                                             -------------
   TOTAL LIABILITIES                                                59,896
                                                             -------------
      NET ASSETS                                             $ 217,804,375
                                                             =============
COMPONENTS OF NET ASSETS
   Capital stock, at par                                     $      20,267
   Additional paid-in capital                                  202,672,026
   Undistributed net investment income                               8,136
   Accumulated net realized gain on investments                    352,069
   Net unrealized appreciation of investments                   14,751,877
                                                             -------------
      NET ASSETS                                             $ 217,804,375
                                                             =============

   Shares Outstanding -- $0.001 par value                       20,267,496
                                                             -------------

NET ASSET VALUE PER SHARE                                    $       10.75
                                                             =============

STATEMENT OF OPERATIONS
Period From
August 25, 1999+ to December 31, 1999

Investment Income:
   Dividends                                                  $    884,791
   Interest                                                         22,090
   Less: Foreign tax withheld                                       (1,525)
                                                              ------------
   Total Income                                                    905,356
                                                              ------------
Expenses:
   Investment advisory fees -- Note B                              176,253
   Custodian fees                                                   50,000
   Audit fees                                                       19,000
   Directors' fees -- Note B                                         7,500
   Printing expense                                                  3,000
   Legal fees                                                          445
   Other                                                               700
                                                              ------------
   Total Expenses before custody credits                           256,898
   Less: Custody credits -- Note A                                 (50,000)
                                                              ------------
   Net Expenses                                                    206,898
                                                              ------------

Net Investment Income                                              698,458
                                                              ------------

Realized and Unrealized Gain
   on Investments -- Note F
   Net realized gain on investments                                384,365
   Net change in unrealized appreciation
      of investments                                            14,751,877
                                                              ------------
   Net Realized and Unrealized Gain
      on Investments                                            15,136,242
                                                              ------------
   Net Increase in Net Assets
      from Operations                                         $ 15,834,700
                                                              ============

+     Commencement of operations.

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian VC 500 Index Fund
------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                            Period from
                                                                          August 25, 1999+
                                                                        to December 31, 1999
                                                                        --------------------
INCREASE/(DECREASE) IN NET ASSETS
 From Operations:
      Net investment income                                                 $     698,458
      Net realized gain on investments                                            384,365
      Net change in unrealized appreciation of investments                     14,751,877
                                                                            -------------
        Net Increase in Net Assets from Operations                             15,834,700
                                                                            -------------

 Dividends and Distributions to Shareholders from:
      Net investment income                                                      (690,322)
      Net realized gain on investments                                            (32,296)
                                                                            -------------
        Total Dividends and Distributions to Shareholders                        (722,618)
                                                                            -------------

 From Capital Share Transactions:
      Net increase in net assets from capital share transactions -- Note G    202,692,293
                                                                            -------------
        Net Increase in Net Assets                                            217,804,375

 Net Assets:
      Beginning of period                                                              --
                                                                            -------------
      End of period*                                                        $ 217,804,375
                                                                            =============

+     Commencement of operations.
*     Includes undistributed net investment income of:                      $       8,136

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout the periods indicated:

                                                                   Period From
                                                                August 25, 1999*
                                                                 to December 31,
                                                                      1999
                                                                 ---------------
Net asset value, beginning of period ............................    $10.14
                                                                     ------
Income from investment operations:
    Net investment income .......................................      0.03
    Net realized and unrealized gain on investments .............      0.61
                                                                     ------
    Net increase from investment operations .....................      0.64
                                                                     ------

Dividends to Shareholders from:
    Net investment income .......................................     (0.03)
                                                                     ------
Net asset value, end of period ..................................    $10.75
                                                                     ------

Total return(a) .................................................      6.38%
                                                                     ------

Ratios/Supplemental Data:
    Net assets, end of period (000's omitted) ...................  $217,804
    Ratio of expenses to average net assets .....................      0.36%(b)
    Ratio of expenses after custody credits to average net assets      0.29%(b)
    Ratio of net investment income to average net assets ........      0.99%(b)
    Portfolio turnover rate .....................................         1%

*     Commencement of investment operations.
(a) Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC's variable contracts. Inclusion of such charges would reduce the total return for the period shown.
(b)   Annualized.

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian VC Asset Allocation Fund
-------------------------------------

SCHEDULE OF INVESTMENTS
December 31, 1999

---------------------
MUTUAL FUNDS -- 59.9%
---------------------

Shares                                                                Value
---------------------------------------------------------------------------
Equity -- 41.8%
      210,205   The Guardian Stock Fund                        $ 11,603,324
Fixed Income -- 18.1%
      439,978   The Guardian Bond Fund                            5,020,153
                                                               ------------
TOTAL MUTUAL FUNDS
     (Cost $16,094,382)                                          16,623,477
                                                               ------------
---------------
OPTIONS -- 0.4%
---------------

Number of
Contracts                                                             Value
---------------------------------------------------------------------------
          100   U.S. Treasury Bond Futures
                Expires February, 2000
                Exercise price $98                             $      6,250
           66   U.S. Treasury Bond Futures
                Expires May, 2000
                Exercise price $92                                  109,312
                                                               ------------
TOTAL OPTIONS
     (Cost $243,112)                                                115,562
                                                               ------------
-----------------------------
REPURCHASE AGREEMENT -- 39.7%
-----------------------------

Principal
Amount                                                                Value
---------------------------------------------------------------------------
  $ 5,500,000   Lehman Brothers repurchase agreement,
                dated 12/31/99, maturity value
                $5,501,490 at 3.25%, due 1/3/00 (1)            $  5,500,000
    5,520,000   State Street Bank & Trust Co.
                repurchase agreement, dated 12/31/99,
                maturity value $5,521,495 at 3.25%,
                due 1/3/00 (1)                                    5,520,000
                                                               ------------
TOTAL REPURCHASE AGREEMENT
     (Cost $11,020,000)                                          11,020,000
                                                               ------------
TOTAL INVESTMENTS -- 100.0%
     (Cost $27,357,494)                                          27,759,039

LIABILITIES IN EXCESS OF CASH,
     RECEIVABLES AND
     OTHER ASSETS -- (0.0%)                                          (9,283)
                                                               ------------
---------------------------------------------------------------------------
NET ASSETS -- 100.0%                                           $ 27,749,756
                                                               ============
---------------------------------------------------------------------------

(1) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

---------------------
SOLD FUTURES CONTRACT
---------------------

                                                                Unrealized
 Contracts             Description           Expiration        Depreciation
---------------------------------------------------------------------------
    16             S&P 500 Stock Index       March, 2000        $ (10,986)

At December 31, 1999 the VC Asset Allocation Fund had sufficient cash and/or securities to cover margin requirements on open futures contracts.

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF ASSETS
AND LIABILITIES
December 31, 1999

ASSETS
Investments, at identified cost*                                     $27,357,494
                                                                     ===========
   Investments, at market                                             16,739,039
   Repurchase agreements                                              11,020,000
                                                                     -----------
   TOTAL INVESTMENTS                                                  27,759,039

   Cash                                                                       84
   Dividends receivable                                                   21,011
   Receivable for fund shares sold                                         5,525
   Interest receivable                                                       994
                                                                     -----------
   TOTAL ASSETS                                                       27,786,653
                                                                     -----------
LIABILITIES
   Accrued expenses                                                       23,297
   Payable for margin variation                                           13,600
                                                                     -----------
   TOTAL LIABILITIES                                                      36,897
                                                                     -----------
      NET ASSETS                                                     $27,749,756
                                                                     ===========
COMPONENTS OF NET ASSETS
   Capital stock, at par                                             $     2,599
   Additional paid-in capital                                         26,030,461
   Undistributed net investment income                                       717
   Accumulated net realized gain on investments                        1,325,419
   Net unrealized appreciation of investments                            390,560
                                                                     -----------
      NET ASSETS                                                     $27,749,756
                                                                     ===========

   Shares Outstanding -- $0.001 par value                              2,598,983
                                                                     -----------

NET ASSET VALUE PER SHARE                                            $     10.68
                                                                     ===========

STATEMENT OF OPERATIONS
Period From
September 15, 1999+ to December 31, 1999

Investment Income:
   Dividends                                                        $   189,972
   Interest                                                             168,976
                                                                    -----------
   Total Income                                                         358,948
                                                                    -----------
Expenses:
   Investment advisory fees -- Note B                                    37,676
   Audit fees                                                            17,500
   Custodian fees                                                         8,362
   Directors' fees -- Note B                                              7,500
   Printing expense                                                         800
   Legal fees                                                               102
   Other                                                                    700
                                                                    -----------
   Gross Expenses                                                        72,640
   Expenses waived by GISC(1)                                           (22,135)
                                                                    -----------
   Net Expenses                                                          50,505
                                                                    -----------

   Net Investment Income                                                308,443
                                                                    -----------

Realized and Unrealized Gain/(Loss)
   on Investments -- Note F
   Net realized gain received from underlying
      funds                                                           1,325,419
   Net change in unrealized appreciation of
      investments                                                       390,560
                                                                    -----------
   Net Realized and Unrealized Gain
      on Investments                                                  1,715,979
                                                                    -----------
   Net Increase in Net Assets
      from Operations                                               $ 2,024,422
                                                                    ===========

*     Includes repurchase agreement.
+     Commencement of operations.
(1) The Fund does not impose any additional advisory fees for the portion of the Fund's assets invested in other Guardian Funds.

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian VC Asset Allocation Fund
-------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                          Period from
                                                                      September 15, 1999+
                                                                      to December 31, 1999
                                                                      --------------------
Increase/(Decrease) in net assets From Operations:
    Net investment income                                                 $    308,443
    Net realized gain on investments                                         1,325,419
    Net change in unrealized appreciation of investments                       390,560
                                                                          ------------
      Net Increase in Net Assets from Operations                             2,024,422
                                                                          ------------

 Dividends to Shareholders from:
    Net investment income                                                     (307,726)
                                                                          ------------

 From Capital Share Transactions:
    Net increase in net assets from capital share transactions -- Note G    26,033,060
                                                                          ------------
      Net Increase in Net Assets                                            27,749,756

 Net Assets:
    Beginning of period                                                             --
                                                                          ------------
    End of period*                                                        $ 27,749,756
                                                                          ------------

+     Commencement of operations
*     Includes undistributed net investment income of:                    $        717

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout the periods indicated:

                                                                Period From
                                                             September 15, 1999*
                                                              to December 31,
                                                                   1999
                                                             -------------------
Net asset value, beginning of period ......................        $9.94
                                                                   -----
Income from investment operations:
    Net investment income .................................         0.12
    Net realized and unrealized gain on investments .......         0.74
                                                                   -----
    Net increase from investment operations ...............         0.86
                                                                   -----

Dividends to Shareholders from:
    Net investment income .................................        (0.12)
                                                                   -----
Net asset value, end of period ............................       $10.68
                                                                   -----

Total return(a) ...........................................         8.67%
                                                                   -----

Ratios/supplemental data:
    Net assets, end of period (000's omitted) .............      $27,750
    Ratio of expenses to average net assets ...............         0.67%(b)(c)
    Gross expense ratio ...................................         0.98%(b)(d)
    Ratio of net investment income to average net assets ..         4.09%(b)
    Portfolio turnover rate ...............................            0%

*     Commencement of investment operations.
(a) Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC's variable contracts. Inclusion of such charges would reduce the total return for the period shown.
(b)   Annualized.
(c)   Amounts do not include expenses of the underlying funds.
(d)   Amounts include expenses of the underlying funds.

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian VC High Yield Bond Fund
------------------------------------

SCHEDULE OF INVESTMENTS
December 31, 1999

------------------------
CORPORATE BONDS -- 87.9%
------------------------
                                              Rating
Principal                                     Moody's/
Amount                                         S&P*                   Value
---------------------------------------------------------------------------
Aerospace -- 1.2%
$      330,000  K & F Ind., Inc.
                Sr. Sub. Nt. Ser. B
                9.25% due 10/15/07            B3/B-            $    313,500
                                                               ------------
Broadcasting -- 1.3%
       330,000  Spanish Broadcasting Sys., Inc.
                Sr. Sub. Nt.
                9.625% due 11/1/09            B3/B-                 331,650
                                                               ------------
Cable and Wireless Video -- 6.8%
       330,000  Adelphia Comm. Corp.
                Sr. Nt. Ser. B
                10.50% due 7/15/04            B1/B+                 342,375
       330,000  Charter Comm. Hldgs. LLC
                Sr. Nt.
                8.625% due 4/1/09             B2/B+                 304,838
       330,000  CSC Hldgs., Inc.
                Sr. Sub. Deb.
                9.875% due 2/15/13            B1/BB-                345,675
       250,000  Echostar DBS Corp.
                Sr. Nt.
                9.375% due 2/1/09             B2/B                  251,250
       500,000  Pegasus Comm. Corp.
                Sr. Nt. Ser. B
                9.625% due 10/15/05           B3/CCC+               505,000
                                                               ------------
                                                                  1,749,138
                                                               ------------
Chemicals -- 1.3%
       330,000  Lyondell Chemical Co.
                Sr. Sub. Nt.
                10.875% due 5/1/09            B2/B+                 339,900
                                                               ------------
Consumer Non-Durables -- 6.8%
       500,000  Bell Sports, Inc.
                Sr. Sub. Nt. Ser. B
                11.00% due 8/15/08            B3/B-                 500,000
       500,000  Pillowtex Corp.
                Sr. Sub. Nt.
                10.00% due 11/15/06           B2/CC                 230,000
       250,000  St. John Knits Int'l., Inc.
                Sr. Sub. Nt.+
                12.50% due 7/1/09             B3/B-                 221,250
       500,000  Twin Laboratories, Inc.
                Sr. Sub. Nt.
                10.25% due 5/15/06            B3/B+                 517,500
       330,000  Westpoint Stevens, Inc.
                Sr. Nt.
                7.875% due 6/15/08            Ba3/BB                295,350
                                                               ------------
                                                                  1,764,100
                                                               ------------
Diversified Media -- 7.1%
       500,000  American Media Operations
                Sr. Sub. Nt.
                10.25% due 5/1/09             B2/B-                 501,250
       500,000  Cinemark USA, Inc.
                Sr. Sub. Nt. Ser. B
                9.625% due 8/1/08             B2/B                  450,000
       500,000  Fox Liberty Networks LLC
                Sr. Nt.
                8.875% due 8/15/07            Ba1/BBB-              510,000
       500,000  Regal Cinemas, Inc.
                Sr. Sub. Nt.
                9.50% due 6/1/08              Caa1/B-               377,500
                                                               ------------
                                                                  1,838,750
                                                               ------------
Exploration and Production -- 8.8%
       330,000  Belco Oil & Gas Corp.
                Sr. Sub. Nt. Ser. B
                8.875% due 9/15/07            B1/B                  315,150
       340,000  Chesapeake Energy Corp.
                Sr. Nt. Ser. B
                9.625% due 5/1/05             B3/B                  320,450
       330,000  Cliffs Drilling Co.
                Sr. Sub. Nt. Ser. B
                10.25% due 5/15/03            Ba2/BB-               333,300
       500,000  Ocean Energy, Inc.
                Sr. Sub. Nt. Ser. B
                8.375% due 7/1/08             Ba3/BB-               480,000
       170,000  Pride Int'l., Inc.
                Sr. Nt.
                9.375% due 5/1/07             Ba3/BB                169,150
       330,000  Swift Energy Co.
                Sr. Sub. Nt.
                10.25% due 8/1/09             B2/B-                 332,475
       330,000  Vintage Petroleum, Inc.
                Sr. Sub. Nt.
                9.75% due 6/30/09             B+/B1                 337,425
                                                               ------------
                                                                  2,287,950
                                                               ------------
Financial -- 1.3%
       330,000  Americredit Corp.
                Sr. Sub. Nt.
                9.875% due 4/15/06            Ba1/B+                332,887
                                                               ------------
Food and Tobacco -- 2.1%
       330,000  Del Monte Corp.
                Sr. Sub. Nt. Ser. B
                12.25% due 4/15/07            B3/B-                 364,650
       170,000  Premier Int'l. Foods Plc
                Sr. Nt.+
                12.00% due 9/1/09             B3/B-                 166,600
                                                               ------------
                                                                    531,250
                                                               ------------

                       See notes to financial statements.

+     Rule 144A restricted security.
*     Unaudited.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                              Rating
Principal                                     Moody's/
Amount                                         S&P*                   Value
---------------------------------------------------------------------------
Forest Products and Containers -- 3.2%
$      330,000  Packaging Corp. of  America
                Sr. Sub. Nt.
                9.625% due 4/1/09             B3/B             $    337,013
       500,000  Stone Container Corp.
                Sr. Sub. Deb.
                12.25% due 4/1/02             B3/B-                 500,625
                                                               ------------
                                                                    837,638
                                                               ------------
Gaming and Leisure -- 10.1%
       500,000  HMH Properties, Inc.
                Sr. Nt. Ser. C
                8.45% due 12/1/08             Ba2/BB                462,500
       500,000  Hollywood Casino Corp.
                Sr. Nt.
                11.25% due 5/1/07             B3/B                  522,500
       330,000  Intrawest Corp.
                Sr. Nt.
                9.75% due 8/15/08             B1/B+                 323,400
       500,000  Premier Parks, Inc.
                Sr. Nt.
                9.75% due 6/15/07             B3/B-                 497,500
       330,000  Vail Resorts, Inc.
                Sr. Sub. Nt.
                8.75% due 5/15/09             B1/B                  309,375
       500,000  Waterford Gaming LLC
                Sr. Nt.+
                9.50% due 3/15/10             B1/B+                 492,500
                                                               ------------
                                                                  2,607,775
                                                               ------------
Health Care -- 5.0%
       500,000  Fisher Scientific Int'l., Inc.
                Sr. Sub. Nt.
                9.00% due 2/1/08              B3/B-                 479,375
       330,000  Insight Health Services Corp.
                Sr. Sub. Nt.
                9.625% due 6/15/08            B3/B-                 310,200
       170,000  Tenet Health Care Corp.
                Sr. Sub. Nt. Ser. B
                8.125% due 12/1/08            Ba3/BB-               158,100
       330,000  Triad Hospitals Hldgs., Inc.
                Sr. Sub. Nt. Ser. B
                11.00% due 5/15/09            B3/B-                 341,550
                                                               ------------
                                                                  1,289,225
                                                               ------------
Information Technology -- 3.3%
       330,000  Iron Mountain, Inc.
                Sr. Sub. Nt.
                10.125% due 10/1/06           B2/B-                 335,775
       530,000  Pierce Leahy Corp.
                Sr. Sub. Nt.
                11.125% due 7/15/06           B3/B-                 530,000
                                                               ------------
                                                                    865,775
                                                               ------------
Services -- 3.1%
       500,000  Building One Services
                Sr. Sub. Nt.
                10.50% due 5/1/09             B2/B                  480,000
       330,000  United Rentals, Inc.
                Sr. Sub. Nt.
                9.00% due 4/1/09              B1/BB-                311,850
                                                               ------------
                                                                    791,850
                                                               ------------
Telecommunications -- 18.2%
       330,000  Alestra SA
                Sr. Nt.
                12.625% due 5/15/09           B2/BB-                332,475
       170,000  Exodus Comm., Inc.
                Sr. Nt.+
                10.75% due 12/15/09           NR/B-                 172,975
       500,000  Globenet Comm. Group Ltd.
                Sr. Nt.+
                13.00% due 7/15/07            Caa1/B                509,375
       330,000  Int'l. Cabletel, Inc.
                Sr. Nt. Ser. B
                11.50% due 2/1/06             B3/B-                 298,650
       330,000  IXC Comm., Inc.
                Sr. Sub. Nt.
                9.00% due 4/15/08             B1/BB-                333,300
       330,000  McLeodusa, Inc.
                Sr. Nt.
                8.125% due 2/15/09            B1/B+                 307,725
       170,000  Metromedia Fiber Network, Inc.
                Sr. Nt.
                10.00% due 12/15/09           B3/B-                 174,250
       330,000  Nextlink Comm., Inc.
                Sr. Nt.
                10.75% due 6/1/09             B3/B                  339,075
       580,000  Nextlink Comm., Inc.
                Sr. Nt+
                12.125% due 12/1/09           B2/B                  337,850
       170,000  NTL, Inc.
                Sr. Nt. Conv.+
                5.75% due 12/15/09            NR/NR                 182,750
       330,000  Pac-West Telecomm., Inc.
                Sr. Nt.
                13.50% due 2/1/09             B3/B                  341,550
       160,000  RCN Corp.
                Sr. Nt.
                10.00% due 10/15/07           B3/B-                 159,000
       250,000  Rhythms Netconnections, Inc.
                Sr. Nt.
                12.75% due 4/15/09            B3/CCC+               241,875
       500,000  Telewest Comm. PLC
                Sr. Disc. Nt.+
                9.25% due 4/15/09             B1/B+                 315,000

                       See notes to financial statements.

+     Rule 144A restricted security.
*     Unaudited.

--------------------------------------------------------------------------------
The Guardian VC High Yield Bond Fund
------------------------------------

SCHEDULE OF INVESTMENTS
December 31, 1999 (Continued)


                                              Rating
Principal                                     Moody's/
Amount                                         S&P*                   Value
---------------------------------------------------------------------------
$      330,000  Williams Comm. Group, Inc.
                Sr. Nt.
                10.875% due 10/1/09           B2/BB-           $    344,850
       330,000  Winstar Comm., Inc.
                Sr. Disc. Nt.
                14.00% due 10/15/05           Caa1/CCC+             320,100
                                                               ------------
                                                                  4,710,800
                                                               ------------
Wireless Communications -- 8.3%
       500,000  Airgate PCS, Inc.
                Sr. Sub. Disc. Nt.
                13.50% due 10/1/09            Caa1/CCC              277,500
       500,000  Clearnet Comm., Inc.
                Sr. Disc. Nt.
                14.75% due 12/15/05           B3/NR                 490,625
       330,000  Microcell Telecomm.
                Sr. Disc. Nt. Ser. B
                14.00% due 6/1/06             B3/B                  291,225
       170,000  Nextel Comm., Inc.
                Sr. Disc. Nt.
                9.75% due 10/31/07            B1/B                  121,550
       500,000  Telecorp PCS, Inc.
                Sr. Sub. Disc. Nt.
                11.625% due 4/15/09           B3/NR                 315,000
       500,000  Triton PCS, Inc.
                Sr. Sub. Disc. Nt.
                11.00% due 5/1/08             B3/CCC+               353,750
       170,000  U.S. Unwired, Inc.
                Sr. Sub. Disc. Nt.+
                13.375% due 11/1/09           Caa1/CCC+              99,450
       330,000  Voicestream Wireless Corp.
                Sr. Disc. Nt.+
                11.875% due 11/15/09          B2/B-                 198,000
                                                               ------------
                                                                  2,147,100
                                                               ------------
TOTAL CORPORATE BONDS
  (Cost $22,491,764)                                             22,739,288
                                                               ------------
-----------------------------
REPURCHASE AGREEMENT -- 11.6%
-----------------------------
Principal
Amount                                                                Value
---------------------------------------------------------------------------
$    3,013,000  State Street Bank & Trust Co.
                repurchase agreement, dated
                12/31/99, maturity value
                $3,013,816 at 3.25% due 1/3/00 (1)             $  3,013,000
                                                               ------------
TOTAL REPURCHASE AGREEMENT
  (Cost $3,013,000)                                               3,013,000
                                                               ------------
TOTAL INVESTMENTS -- 99.5%
  (Cost $25,504,764)                                             25,752,288
CASH, RECEIVABLES AND OTHER ASSETS
  LESS LIABILITIES -- 0.5%                                          135,922
                                                               ------------

---------------------------------------------------------------------------
NET ASSETS -- 100.0%                                          $  25,888,210
                                                              =============
---------------------------------------------------------------------------

(1) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

                       See notes to financial statements.

+     Rule 144A restricted security.
*     Unaudited.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF ASSETS
AND LIABILITIES
December 31, 1999

ASSETS
   Investments, at identified cost*                                $ 25,504,764
                                                                   ============
   Investments, at market                                            22,739,288
   Repurchase agreement                                               3,013,000
                                                                   ------------
   TOTAL INVESTMENTS                                                 25,752,288

   Cash                                                                     179
   Interest receivable                                                  500,480
                                                                   ------------
   TOTAL ASSETS                                                      26,252,947
                                                                   ------------
LIABILITIES
   Payable for securities purchased                                     336,475
   Accrued expenses                                                      28,262
                                                                   ------------
   TOTAL LIABILITIES                                                    364,737
                                                                   ------------
      NET ASSETS                                                   $ 25,888,210
                                                                   ============
COMPONENTS OF NET ASSETS
   Capital stock, at par                                           $      2,580
   Additional paid-in capital                                        25,795,840
   Undistributed net investment income                                    1,038
   Accumulated net realized loss on investments                        (158,772)
   Net unrealized appreciation of investments                           247,524
                                                                   ------------
      NET ASSETS                                                   $ 25,888,210
                                                                   ============

   Shares Outstanding -- $0.001 par value                             2,579,691
                                                                   ------------

NET ASSET VALUE PER SHARE                                          $      10.04
                                                                   ============

STATEMENT OF OPERATIONS
Period From
August 17, 1999+ to December 31, 1999

Investment Income:
   Interest                                                           $ 651,216
                                                                      ---------
Expenses:
   Investment advisory fees -- Note B                                    45,341
   Audit fees                                                            23,000
   Custodian fees                                                        10,724
   Directors' fees -- Note B                                              7,500
   Printing expense                                                         801
   Legal fees                                                                29
   Other                                                                    700
                                                                      ---------
   Total Expenses before Custody credits                                 88,095
   Less: Custody credits -- Note A                                      (10,724)
                                                                      ---------
   Net Expenses                                                          77,371
                                                                      ---------
   Net Investment Income                                                573,845
                                                                      ---------
Realized and Unrealized Gain/(Loss) on
   Investments -- Note F
   Net realized loss on investments                                    (158,772)
   Net change in unrealized appreciation of
      investments                                                       247,524
                                                                      ---------
   Net Realized and Unrealized Gain
      on Investments                                                     88,752
                                                                      ---------
   Net Increase in Net Assets
      from Operations                                                 $ 662,597
                                                                      =========

*     Includes repurchase agreement.
+     Commencement of operations.

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian VC High Yield Bond Fund
------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                            Period from
                                                                         August 17, 1999+
                                                                       to December 31, 1999
                                                                       --------------------
INCREASE/(DECREASE) IN NET ASSETS
   From Operations:
      Net investment income                                                  $    573,845
      Net realized loss on investments                                           (158,772)
      Net change in unrealized appreciation of investments                        247,524
                                                                             ------------
         Net Increase in Net Assets from Operations                               662,597
                                                                             ------------
   Dividends to Shareholders from:
      Net investment income                                                      (572,807)
                                                                             ------------
   From Capital Share Transactions:
      Net increase in net assets from capital share transactions -- Note G     25,798,420
                                                                             ------------
         Net Increase in Net Assets                                            25,888,210
   Net Assets:
      Beginning of period                                                              --
                                                                             ------------
      End of period*                                                         $ 25,888,210
                                                                             ============

+     Commencement of operations.
*     Includes undistributed net investment income of:                       $      1,038

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout the periods indicated:

                                                                 Period From
                                                             September 13, 1999*
                                                               to December 31,
                                                                    1999
                                                                ---------------
Net asset value, beginning of period ............................  $  9.99
                                                                   -------
Income from investment operations:
    Net investment income .......................................     0.23
    Net realized and unrealized gain on investments .............     0.05
                                                                   -------
    Net increase from investment operations .....................     0.28
                                                                   -------

Dividends to Shareholders from:
    Net investment income .......................................    (0.23)
                                                                   -------
Net asset value, end of period ..................................  $ 10.04
                                                                   -------

    Total return(a) .............................................     2.78%
                                                                   -------

Ratios/supplemental data:
    Net assets, end of period (000s omitted) ....................  $25,889
    Ratio of expenses to average net assets .....................     1.14%(b)
    Ratio of expenses after custody credits to average net assets     0.99%(b)
    Ratio of net investment income to average net assets ........     7.66%(b)
    Portfolio turnover rate .....................................       43%

*     Commencement of investment operations.
(a) Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC's variable contracts. Inclusion of such charges would reduce the total return for the period shown.
(b)   Annualized.

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Bond Fund, Inc.
----------------------------

SCHEDULE OF INVESTMENTS
December 31, 1999

--------------------
ASSET BACKED -- 8.5%
--------------------

Principal
Amount                                                                Value
---------------------------------------------------------------------------
$      2,700,000    Amresco 1997-1 M1F
                       7.42% due 3/25/27                      $   2,644,326
       4,300,000    Arcadia Automobile Rec. Tr.
                       1999-A A5
                       6.12% due 12/15/06                         4,171,258
       3,600,000    Contimortgage Home Equity Loan Tr.
                       1999-1 A3
                       6.17% due 5/25/21                          3,457,260
       3,200,000    Green Tree Finl. Corp.
                       1998-4 A5
                       6.18% due 12/1/17                          3,109,088
       3,600,000    Green Tree Finl. Corp.
                       1999-5 A3
                       6.97% due 4/1/31                           3,567,456
       4,300,000    Peco Energy Transition Tr.
                       1999-A A6
                       6.05% due 3/1/09                           4,016,114
       2,900,000    Pemex Finance Ltd.
                       6.125% due 11/15/03+                       2,828,718
       3,500,000    PP & L Transition Bond Co.
                       1999-1 A4
                       6.72% due 12/26/05                         3,458,245
       4,798,000    Premier Auto Tr. 1997-2B
                       6.53% due 12/6/03                          4,752,131
                                                              -------------
TOTAL ASSET BACKED
  (Cost $32,906,690)                                             32,004,596
                                                              -------------
----------------------------------
COMMERCIAL MORTGAGE BACKED -- 2.7%
----------------------------------

$      3,700,000    Chase Coml. Mtg. Secs. Corp.
                       1998-1 A2
                       6.56% due 5/18/08                      $   3,506,567
       3,700,000    First Union Coml. Mtg. Tr.
                       1999-Cl A2
                       6.07% due 10/15/35                         3,382,230
       3,474,993    TIAA Retail Com'l. Mortgage Tr.
                       1999-A
                       7.17% due 10/15/07                         3,422,521
                                                              -------------
TOTAL COMMERCIAL MORTGAGE BACKED
  (Cost $11,050,805)                                             10,311,318
                                                              -------------
------------------------
CORPORATE BONDS -- 33.4%
------------------------

Banks -- 2.9%
$      3,800,000    Bank of New York, Inc.
                       7.30% due 12/1/09                      $   3,722,959
       3,600,000    Capital One Bank
                       6.48% due 1/28/02                          3,527,172
       3,900,000    Chase Manhattan Corp.
                       7.00% due 11/15/09                         3,748,399
                                                              -------------
                                                                 10,998,530
                                                              -------------
Chemicals-Major -- 0.9%
       3,500,000    ICI Wilmington, Inc.
                       6.75% due 9/15/02                          3,450,023
                                                              -------------
Energy -- 1.9%
       3,000,000    Occidental Petroleum Corp.
                       7.65% due 2/15/06                          2,986,158
       3,900,000    Occidental Petroleum Corp.
                       8.45% due 2/15/29                          4,047,939
                                                              -------------
                                                                  7,034,097
                                                              -------------
Entertainment-Cable-Media -- 5.1%
       2,500,000    Cox Comm., Inc.
                       7.875% due 8/15/09                         2,531,880
       3,600,000    Joseph E. Seagram & Sons, Inc.
                       6.25% due 12/15/01                         3,524,785
       3,500,000    Joseph E. Seagram & Sons, Inc.
                       6.40% due 12/15/03                         3,371,253
       3,605,000    Joseph E. Seagram & Sons, Inc.
                       7.60% due 12/15/28                         3,396,696
       7,300,000    Time Warner, Inc.
                       6.625% due 5/15/29                         6,212,928
                                                              -------------
                                                                 19,037,542
                                                              -------------
Financial -- 3.9%
       4,500,000    Comdisco, Inc.
                       6.13% due 8/1/01                           4,390,146
       3,500,000    Lehman Brothers Hldgs., Inc.
                       6.00% due 2/26/01                          3,456,470
       3,600,000    Lehman Brothers Hldgs., Inc.
                       6.625% due 4/1/04                          3,487,511
       3,500,000    Paine Webber Group, Inc.
                       6.45% due 12/1/03                          3,356,108
                                                              -------------
                                                                 14,690,235
                                                              -------------
Food and Beverage -- 0.9%
       3,500,000    Aramark Svcs., Inc.
                       6.75% due 8/1/04                           3,342,482
                                                              -------------
Hospital-Supplies -- 0.9%
       3,500,000    Mallinckrodt, Inc.+
                       6.30% due 3/15/11                          3,454,944
                                                              -------------
Industrial-Pipelines -- 1.0%
       3,875,000    Williams Cos., Inc.
                       7.625% due 7/15/19                         3,719,768
                                                              -------------
Insurance -- 0.9%
       3,500,000    Conseco, Inc.
                       6.40% due 6/15/01                          3,413,046
                                                              -------------

                       See notes to financial statements.

+     Rule 144A restricted security.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal
Amount                                                                Value
---------------------------------------------------------------------------
Merchandising-Department Stores-- 2.8%
$      3,750,000    Federated Department Stores, Inc.
                       6.125% due 9/1/01                        $ 3,673,200
       3,600,000    Saks, Inc.
                       7.00% due 7/15/04                          3,407,022
       3,600,000    Saks, Inc.
                       7.25% due 12/1/04                          3,427,013
                                                              -------------
                                                                 10,507,235
                                                              -------------
Merchandising-Discounters -- 0.9%
       3,400,000    Wal Mart Stores, Inc.
                       8.75% due 12/29/06                         3,463,682
                                                              -------------
Merchandising-Drugs -- 1.3%
       5,700,000    Rite Aid Corp.
                       6.70% due 12/15/01                         4,788,000
                                                              -------------
Merchandising-Supermarkets -- 2.8%
       3,600,000    Kroger Co.
                       6.80% due 12/15/18                         3,138,682
       3,500,000    Fred Meyer, Inc.
                       7.45% due 3/1/08                           3,399,784
       3,900,000    Safeway, Inc.
                       7.00% due 9/15/02                          3,875,617
                                                              -------------
                                                                 10,414,083
                                                              -------------
Miscellaneous-Capital Goods -- 1.3%
       5,000,000    Ikon Capital, Inc.
                       6.73% due 6/15/01                          4,892,965
                                                              -------------
Railroads -- 2.6%
       3,600,000    CSX Corp.
                       7.25% due 5/1/04                           3,564,774
       3,500,000    Union Pacific Corp.
                       5.78% due 10/15/01                         3,423,420
       3,500,000    Union Pacific Corp.
                       6.625% due 2/1/29                          2,956,223
                                                              -------------
                                                                  9,944,417
                                                              -------------
Utilities -- 2.4%
       2,500,000    Cinergy Corp.
                       6.125% due 4/15/04                         2,348,935
       2,829,000    Marlin Water Trust/Cap.+
                       7.09% due 12/15/01                         2,777,102
       4,000,000    Southern Union Co.
                       8.25%  due 11/15/29                        3,997,928
                                                              -------------
                                                                  9,123,965
                                                              -------------
Waste Services -- 0.9%
       3,500,000    USA Waste Svcs., Inc.
                       6.125% due 7/15/01                         3,335,248
                                                              -------------
TOTAL CORPORATE BONDS
  (Cost $131,343,952)                                           125,610,262
                                                              -------------
------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATION -- 1.4%
------------------------------------------

$      5,698,638    GE Capital Mortgage Svcs., Inc.
                       1996-3A7  7.00% due 3/25/26
  (Cost $5,706,406)                                           $   5,373,828
                                                              -------------
-------------------------------
MORTGAGE PASS-THROUGHS -- 30.5%
-------------------------------

                    FHLMC
$      4,000,000       6.50%, (30 yr. TBA)(a)                 $   3,772,500
      12,100,000       7.00%, (30 yr. TBA)(a)                    11,710,525
       6,500,000       7.50%, (30 yr. TBA)(a)                     6,437,028
      15,189,910       6.50%, 2029                               14,330,769
         670,152       7.00%, 8/1/08                                667,063
                    FNMA
       1,000,000       6.50%, (15 yr. TBA)(a)                       970,312
      24,900,000       7.00%, (30 yr. TBA)(a)                    24,075,187
      30,950,000       7.50%, (30 yr. TBA)(a)                    30,611,469
      12,500,000       8.00%, (30 yr. TBA)(a)                    12,597,650
       4,283,022       6.50%, 11/1/28                             4,045,058
         569,122       8.00%, 6/1/08                                578,803
           4,886       8.25%, 1/1/09                                  5,054
         252,553       8.50%, 8/1/09                                259,648
                    GNMA
         700,000       6.50%, (15 yr. TBA)(a)                       657,343
       4,448,037       6.50%, 2029                                4,178,352
             689       11.50%, 7/20/00                                  694
                                                              -------------
TOTAL MORTGAGE PASS-THROUGHS
  (Cost $117,242,562)                                           114,897,455
                                                              -------------
------------------------
U.S. GOVERNMENT -- 21.7%
------------------------

                    U.S. Treasury Bonds
$     12,970,000       5.25%, 2/15/29                         $  10,728,628
       4,000,000       6.00%, 2/15/26                             3,658,752
       6,500,000       6.625%, 2/15/27                            6,437,034
       4,000,000       9.25%, 2/15/16                             4,940,000
                    U.S. Treasury Notes
      17,100,000       5.375%, 6/30/03                           16,576,313
       2,000,000       5.50%, 1/31/03                             1,952,500
       2,350,000       5.50%, 5/15/09                             2,189,173
       6,000,000       5.625%, 5/15/08                            5,643,750
       9,675,000       6.00%, 8/15/04                             9,523,828
       6,300,000       6.00%, 8/15/09                             6,103,125
       4,200,000       6.125%, 8/15/07                            4,093,690
       9,875,000       6.50%, 10/15/06                            9,847,232
                                                              -------------
TOTAL U.S. GOVERNMENT SECURITIES
  (Cost $83,189,142)                                             81,694,025
                                                              -------------

                       See notes to financial statements.

+     Rule 144A restricted security.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Bond Fund, Inc.
----------------------------

SCHEDULE OF INVESTMENTS
December 31, 1999 (Continued)

-------------------------
COMMERCIAL PAPER -- 23.4%
-------------------------

Principal
Amount                                                                Value
---------------------------------------------------------------------------
Automotive -- 1.4%
$      5,300,000    General Motors Acceptance Corp.
                       5.88% due 1/19/00(a)                   $   5,284,418
                                                              -------------
Banks -- 6.5%
       9,652,000    Dresdner US Finance
                       5.93% due 1/19/00(a)                       9,623,382
      15,000,000    Nordenbanken North America, Inc.
                       6.05% due 1/19/00(a)                      14,954,625
                                                              -------------
                                                                 24,578,007
                                                              -------------
Conglomerates -- 5.7%
       6,500,000    General Electric Cap. Corp.
                       5.81% due 1/19/00(a)                       6,481,117
      15,000,000    Invensys PLC
                       6.17% due 1/19/00(a)                      14,953,725
                                                              -------------
                                                                 21,434,842
                                                              -------------
Financial -- 9.8%
      13,000,000    Duke Capital Corp.
                       6.14% due 1/19/00(a)                      12,960,090
      10,000,000    Household Finl. Corp.
                       6.05% due 1/19/00(a)                       9,969,750
      14,000,000    Morgan Stanley Dean Witter & Co.
                       6.00% due 1/19/00(a)                      13,958,000
                                                              -------------
                                                                 36,887,840
                                                              -------------
TOTAL COMMERCIAL PAPER
  (Cost $88,185,107)                                             88,185,107
                                                              -------------
----------------------------
REPURCHASE AGREEMENT -- 2.1%
----------------------------

Principal
Amount                                                                Value
---------------------------------------------------------------------------
$      7,679,000    State Street Bank & Trust Co.
                    repurchase agreement,
                    dated 12/31/99, maturity
                    value $7,681,080 at 3.25%,
                    due 1/3/00(b)                               $ 7,679,000
                                                              -------------
TOTAL REPURCHASE AGREEMENT
  (Cost $7,679,000)                                               7,679,000
                                                              -------------
TOTAL INVESTMENTS -- 123.7%
  (Cost $477,303,664)                                           465,755,591

PAYABLES FOR MORTGAGE PASS-THROUGHS
  DELAYED DELIVERY
  SECURITIES(a) -- (26.5%)                                      (99,693,995)

CASH, RECEIVABLES AND OTHER
  ASSETS LESS LIABILITIES -- 2.8%                                10,369,158
                                                              -------------

---------------------------------------------------------------------------
NET ASSETS -- 100.0%                                          $ 376,430,754
                                                              =============
---------------------------------------------------------------------------

(a) Commercial paper and repurchase agreement are segregated to cover forward mortgage purchases.
(b) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF ASSETS
AND LIABILITIES
December 31, 1999

ASSETS
   Investments, at market (cost $477,303,664)                     $ 465,755,591
   Cash                                                                     170
   Receivable for investments sold                                    7,250,637
   Interest receivable                                                4,704,315
   Receivable for fund shares sold                                        5,056
                                                                  -------------
   TOTAL ASSETS                                                     477,715,769
                                                                  -------------
LIABILITIES
   Payable for forward mortgage securities
      purchased                                                      99,693,995
   Payable for fund shares redeemed                                   1,392,611
   Accrued expenses                                                     198,409
                                                                  -------------
   TOTAL LIABILITIES                                                101,285,015
                                                                  -------------
      NET ASSETS                                                  $ 376,430,754
                                                                  =============
COMPONENTS OF NET ASSETS
   Capital stock, at par                                          $   3,297,887
   Additional paid-in capital                                       393,081,515
   Undistributed net investment income                                  185,244
   Accumulated net realized loss on investments                      (8,585,819)
   Net unrealized depreciation of investments                       (11,548,073)
                                                                  -------------
      NET ASSETS                                                  $ 376,430,754
                                                                  =============

   Shares Outstanding -- $0.10 par value                             32,978,867

NET ASSET VALUE PER SHARE                                         $       11.41
                                                                  =============

STATEMENT OF OPERATIONS
Year Ended
December 31, 1999

Investment Income:
   Interest                                                        $ 23,128,029
                                                                   ------------
Expenses:
   Investment advisory fees -- Note B                                 1,822,590
   Custodian fees                                                       106,051
   Interest expense -- reverse repurchase agreements                     84,079
   Printing expense                                                      21,132
   Audit fees                                                            19,232
   Directors' fees -- Note B                                             12,500
   Legal fees                                                             5,200
   Registration fees                                                      2,653
   Insurance expense                                                        976
   Other                                                                    700
                                                                   ------------
   Total Expenses                                                     2,075,113
                                                                   ------------

   Net Investment Income                                             21,052,916
                                                                   ------------
Realized and Unrealized Gain/(Loss)
   on Investments -- Note F
   Net realized loss on investments                                  (8,373,543)
   Net change in unrealized appreciation/
      (depreciation) of investments                                 (15,282,158)
                                                                   ------------
Net Realized and Unrealized Loss
   on Investments                                                   (23,655,701)
                                                                   ------------
Net Decrease in Net Assets
   from Operations                                                 $ (2,602,785)
                                                                   ============

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Bond Fund, Inc.
----------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                                Year ended December 31,
                                                                                1999             1998
                                                                            -------------    -------------
INCREASE/(DECREASE) IN NET ASSETS
   From Operations:
      Net investment income                                                 $  21,052,916    $  20,326,792
      Net realized gain/(loss) on investments                                  (8,373,543)       7,360,219
      Net change in unrealized appreciation of investments                    (15,282,158)         676,254
                                                                            -------------    -------------
         Net Increase/(Decrease) in Net Assets from Operations                 (2,602,785)      28,363,265
                                                                            -------------    -------------

   Dividends and Distributions to Shareholders from:
      Net investment income                                                   (21,062,469)     (20,238,880)
      Net realized gain on investments                                           (965,082)      (4,804,462)
                                                                            -------------    -------------
         Total Dividends and Distributions to Shareholders                    (22,027,551)     (25,043,342)
                                                                            -------------    -------------

   From Capital Share Transactions:
      Net increase in net assets from capital share transactions-- Note G      19,673,995       22,655,261
                                                                            -------------    -------------
         Net Increase/(Decrease) in Net Assets                                 (4,956,341)      25,975,184

   Net Assets:
      Beginning of year                                                       381,387,095      355,411,911
                                                                            -------------    -------------
      End of year*                                                          $ 376,430,754    $ 381,387,095
                                                                            =============    =============

* Includes undistributed net investment income of:                          $     185,244    $     183,322

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout the periods indicated:

                                                                                Year Ended December 31,
                                                       ------------------------------------------------------------------------
                                                          1999            1998            1997            1996            1995
                                                       ------------------------------------------------------------------------
Net asset value,
   beginning of year ............................        $12.23          $12.11          $11.83          $12.25          $11.08
                                                         ------          ------          ------          ------          ------
Income from investment
   operations:
   Net investment
      income ....................................          0.68            0.69            0.75            0.76            0.76
   Net realized and unrealized gain/(loss)
      on investments ............................         (0.79)           0.28            0.29           (0.42)           1.17
                                                         ------          ------          ------          ------          ------
   Net increase/(decrease)
      from investment operations ................         (0.11)           0.97            1.04            0.34            1.93
                                                         ------          ------          ------          ------          ------
Dividends and Distributions to Shareholders from:
   Net investment income ........................         (0.68)          (0.69)          (0.76)          (0.76)          (0.76)
   Net realized gain ............................         (0.03)          (0.16)             --              --              --
                                                         ------          ------          ------          ------          ------
   Total dividends and
      distributions .............................         (0.71)          (0.85)          (0.76)          (0.76)          (0.76)
                                                         ------          ------          ------          ------          ------
Net asset value, end of
   year .........................................        $11.41          $12.23          $12.11          $11.83          $12.25
                                                         ------          ------          ------          ------          ------

Total return* ...................................         (0.84)%          8.10%           8.99%           2.88%          17.59%
                                                         ------          ------          ------          ------          ------

Ratios/supplemental data:
   Net assets, end of year
      (000's omitted) ...........................      $376,431        $381,387        $355,412        $354,433        $374,462
   Ratio of expenses to
      average net assets ........................          0.57%           0.67%           0.59%           0.54%           0.54%
   Ratio of expenses (excluding interest expense)
      to average net assets .....................          0.55%           0.55%           0.55%            N/A             N/A
   Ratio of net investment
      income to average net assets ..............          5.78%           5.51%           6.15%           6.12%           6.43%
   Portfolio turnover rate ......................           257%            287%            340%            188%            298%

* Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC's variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Cash Fund, Inc.
----------------------------

SCHEDULE OF INVESTMENTS
December 31, 1999

-------------------------
COMMERCIAL PAPER -- 95.9%
-------------------------

Principal
Amount                                                                Value
---------------------------------------------------------------------------
FINANCIAL -- 49.8%
Data Processing -- 4.7%
$     23,000,000    First Data Corp.
                       6.00% due 1/18/00                       $ 22,934,833
                                                               ------------
Finance Companies -- 16.7%
      22,000,000    Associates First Capital
                       5.90% due 2/1/00                          21,888,228
       2,000,000    Associates First Capital
                       5.90% due 2/3/00                           1,989,183
      20,000,000    Bear Stearns Cos., Inc.
                       5.76% due 1/11/00                         19,968,000
      15,000,000    Goldman Sachs Group LP
                       6.40% due 1/31/00                         14,920,000
      22,000,000    Merrill Lynch & Co., Inc.
                       6.12% due 1/28/00                         21,899,020
                                                               ------------
                                                                 80,664,431
                                                               ------------
Financial-Other -- 2.1%
      10,000,000    Govco, Inc.
                       6.15% due 1/28/00                          9,953,875
                                                               ------------
Foods -- 4.1%
      20,000,000    Cargill Global Funding PLC
                       6.95% due 1/14/00                         19,949,806
                                                               ------------
Insurance -- 4.5%
      22,000,000    American General Finl. Corp.
                       5.96% due 2/2/00                          21,883,449
                                                               ------------
Other Major Banks -- 14.4%
      20,000,000    Bank of America Corp.
                       5.93% due 1/12/00                         19,963,761
      10,000,000    Dresdner U.S. Finl.
                       6.34% due 1/3/00                           9,996,478
      20,000,000    HVB Finl. (Delaware), Inc.
                       5.85% due 1/14/00                         19,957,750
      20,000,000    UBS Finl. (Delaware), Inc.
                       5.00% due 1/3/00                          19,994,444
                                                               ------------
                                                                 69,912,433
                                                               ------------
Utilities-Electric -- 3.3%
      16,000,000    Nat'l. Rural Utils. Coop. Finl.
                       Corp. 5.85% due 3/6/00                    15,831,000
                                                               ------------
                    Total Financial                             241,129,827
                                                               ------------
INDUSTRIAL -- 46.1%
Automotive -- 9.0%
      21,500,000    BMW U.S. Capital Corp.
                       4.00% due 1/4/00                          21,492,833
      22,000,000    General Motors Acceptance Corp.
                       5.96% due 2/7/00                          21,865,238
                                                               ------------
                                                                 43,358,071
                                                               ------------
Conglomerates -- 8.2%
      20,000,000    General Electric Capital Corp.
                       6.01% due 1/25/00                         19,919,867
      10,000,000    Invensys PLC
                       6.10% due 1/13/00                          9,979,667
      10,000,000    Invensys PLC
                       5.80% due 1/19/00                          9,971,000
                                                               ------------
                                                                 39,870,534
                                                               ------------
Food and Beverages -- 4.1%
      20,000,000    Diageo Capital PLC
                       5.75% due 1/20/00                         19,939,306
                                                               ------------
Household Products -- 3.1%
      15,000,000    Procter & Gamble Co.
                       5.82% due 1/10/00                         14,978,175
                                                               ------------
Machinery and Equipment -- 1.2%
       6,000,000    John Deere Capital
                       5.88% due 1/24/00                          5,977,460
                                                               ------------
Metals -- 4.1%
      20,000,000    Rio Tinto America, Inc.
                       5.97% due 1/7/00                          19,980,100
                                                               ------------
Oil and Gas Services -- 4.4%
      21,500,000    Baker Hughes, Inc.
                       4.75% due 1/3/00                          21,494,326
                                                               ------------
Oil-Integrated-International -- 2.5%
      12,000,000    Texaco, Inc.
                       5.73% due 1/18/00                         11,967,530
                                                               ------------
Telecommunications -- 4.7%
      23,000,000    SBC Comm., Inc.
                       5.85% due 1/27/00                         22,902,825
                                                               ------------
Utilities-Electric --  4.8%
      23,000,000    Electricite de France
                       5.82% due 1/11/00                         22,962,816
                                                               ------------
                    Total Industrial                            223,431,143
                                                               ------------

TOTAL COMMERCIAL PAPER
  (Cost $464,560,970)                                           464,560,970
                                                               ------------

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

----------------------------
REPURCHASE AGREEMENT -- 4.2%
----------------------------


Principal
Amount                                                                Value
---------------------------------------------------------------------------
$     20,195,000  State Street Bank & Trust Co.
                  repurchase agreement, dated
                  12/31/99, maturity value
                  $20,200,469 at 3.25% due 1/3/00(1)           $ 20,195,000
                                                               ------------
TOTAL REPURCHASE AGREEMENT
  (Cost $20,195,000)                                             20,195,000
                                                               ------------
TOTAL INVESTMENTS -- 100.1%
  (Cost $484,755,970)                                           484,755,970
LIABILITIES IN EXCESS OF CASH,
  RECEIVABLES AND OTHER
    ASSETS -- (0.1)%                                               (627,551)
                                                               ------------

---------------------------------------------------------------------------
NET ASSETS -- 100.0%                                           $484,128,419
                                                               ============
---------------------------------------------------------------------------

(1) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Cash Fund, Inc.
----------------------------

STATEMENT OF ASSETS
AND LIABILITIES
December 31, 1999

ASSETS
   Investments, at market (cost $484,755,970)                       $484,755,970
   Cash                                                                      241
   Receivable for fund shares sold                                       517,560
   Interest receivable                                                     1,823
                                                                    ------------
   TOTAL ASSETS                                                      485,275,594
                                                                    ------------
LIABILITIES
   Payable for fund shares redeemed                                      892,918
   Accrued expenses                                                      254,257
                                                                    ------------
   TOTAL LIABILITIES                                                   1,147,175
                                                                    ------------
      NET ASSETS                                                    $484,128,419
                                                                    ============
COMPONENTS OF NET ASSETS
   Capital stock, at par                                            $  4,841,283
   Additional paid-in capital                                        479,287,136
                                                                    ------------
      NET ASSETS                                                    $484,128,419
                                                                    ============

Shares Outstanding -- $0.10 par value                                 48,412,828
                                                                    ------------

NET ASSET VALUE PER SHARE                                           $      10.00
                                                                    ============

STATEMENT OF OPERATIONS
Year Ended
December 31, 1999

Investment Income:
   Interest                                                          $23,729,035
                                                                     -----------
Expenses:
   Investment advisory fees -- Note B                                  2,275,164
   Custodian fees                                                         85,806
   Printing expense                                                       19,235
   Audit fees                                                             18,734
   Directors' fees -- Note B                                              12,500
   Legal fees                                                              4,100
   Other                                                                   3,772
                                                                     -----------
   Total Expenses                                                      2,419,311
                                                                     -----------
Net Investment Income,
  Representing Net Increase in
    Net Assets from Operations                                       $21,309,724
                                                                     ===========

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                                 Year ended December 31,
                                                                                 1999             1998
                                                                             -------------    -------------
INCREASE/(DECREASE) IN NET ASSETS
   From Operations:
      Net investment income                                                  $  21,309,724    $  20,633,220
                                                                             -------------    -------------
         Net Increase in Net Assets from Operations                             21,309,724       20,633,220
                                                                             -------------    -------------
   Dividends to Shareholders from:
      Net investment income                                                    (21,309,724)     (20,633,220)
                                                                             -------------    -------------
   From Capital Share Transactions:
      Net increase in net assets from capital share transactions -- Note G      64,645,765       51,360,205
                                                                             -------------    -------------
         Net Increase in Net Assets                                             64,645,765       51,360,205

   Net Assets:
      Beginning of year                                                        419,482,654      368,122,449
                                                                             -------------    -------------
      End of year                                                            $ 484,128,419    $ 419,482,654
                                                                             =============    =============

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Cash Fund, Inc.
----------------------------

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout the periods indicated:

                                                                 Year Ended December 31,
                                        ------------------------------------------------------------------------
                                           1999            1998            1997            1996            1995
                                        ------------------------------------------------------------------------
Net asset value, beginning of year        $10.00          $10.00          $10.00          $10.00          $10.00
                                          ------          ------          ------          ------          ------
Income from investment operations:
   Net investment
      income .....................          0.47            0.50            0.50            0.49            0.54

Dividends to Shareholders from:
   Net investment income .........         (0.47)          (0.50)          (0.50)          (0.49)          (0.54)
                                          ------          ------          ------          ------          ------

Net asset value, end of year .....        $10.00          $10.00          $10.00          $10.00          $10.00
                                          ------          ------          ------          ------          ------

Total return* ....................          4.77%           5.10%           5.14%           4.98%           5.52%
                                          ------          ------          ------          ------          ------

Ratios/supplemental data:
   Net assets, end of year
      (000's omitted) ............      $484,128        $419,483        $368,122        $378,322        $356,820
   Ratio of expenses to
      average net assets .........          0.53%           0.53%           0.54%           0.54%           0.54%
   Ratio of net investment
      income to average net assets          4.68%           4.99%           5.02%           4.86%           5.39%

* Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC's variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



                       This page intentionally left blank.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Variable Contract Funds, The Guardian Bond Fund,
The Guardian Cash Fund
-------------------------------------------------------------

COMBINED NOTES TO FINANCIAL STATEMENTS
December 31, 1999

---------------------------------------------
Note A - Organization and Accounting Policies
---------------------------------------------

      The Guardian Variable Contract Funds, Inc. (GVCF) was organized in March 1983 and was formerly known as "The Guardian Stock Fund, Inc." prior to September 13, 1999. Shares are offered in four series: The Guardian Stock Fund
(GSF), The Guardian VC 500 Index Fund (GVC500IF), The Guardian VC Asset Allocation Fund (GVCAAF), and The Guardian VC High Yield Bond Fund (GVCHYBF). The Guardian Life Insurance Company of America (Guardian Life) commenced investment into the GVCHYBF on August 17, 1999, GVC500IF on August 25, 1999, and GVCAAF on September 15, 1999, with 107,281 shares for $1,072,813; 20,027,804 shares for $200,278,036; and 2,500,000 shares for $25,000,000, respectively, to facilitate operations.

      GVCF, The Guardian Bond Fund, Inc. (GBF) and The Guardian Cash Fund, Inc.
(GCF), are each incorporated in the state of Maryland and are diversified open-end management investment companies registered under the Investment Company Act of 1940, as amended (1940 Act). Each series of GVCF and GBF and GCF are referred to collectively as the "Funds" and individually as a "Fund".

      GSF offers two classes of shares: Class I and Class II. The Class I shares of GSF, and shares of GVC500IF, GVCAAF, GVCHYBF, GBF and GCF, are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc.
(GIAC). GIAC is a wholly-owned subsidiary of Guardian Life. GSF's Class II shares are offered through the ownership of variable annuities and variable life insurance policies issued by other insurance companies that offer GSF as an investment option through their separate accounts. The two classes of shares for GSF represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears certain class expenses, and has exclusive voting rights with respect to any matter to which a separate vote of any class is required. As of December 31, 1999, no Class II shares have been issued

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      Significant accounting policies of the Funds are as follows:

Investments

      Securities listed on national securities exchanges are valued based upon closing prices on these exchanges. Securities traded in the over-the-counter market and listed securities for which there have been no trades for the day are valued at the mean of the bid and asked prices.

      Pursuant to valuation procedures approved by the Board of Directors, certain debt securities may be valued each business day by an independent pricing service (Service). Debt securities for which quoted bid prices are readily available and representative of the bid side of the market, in the judgement of the Service, are valued at the bid price. Other debt securities that are valued by the Service are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

      Securities for which market quotations are not readily available, including certain mortgage-backed securities and restricted securities, are valued by using methods that each Fund's Board of Directors, in good faith, believes will accurately reflect their fair value.

      The valuation of securities held by GCF is based upon their amortized cost, which approximates market value, in accordance with Rule 2a-7 under the 1940 Act. Amortized cost valuations do not take into account unrealized gains and losses.

      Investment securities transactions are recorded on the date of purchase or sale. Repurchase agreements are carried at cost, which approximates value (see Note C).

      Net realized gain or loss on sales of investments is determined on an identified cost basis. Interest income, including amortization of premium and discount, is

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

COMBINED NOTES TO FINANCIAL STATEMENTS
December 31, 1999 (Continued)

recorded when earned. Dividends are recorded on the ex-dividend date.

Foreign Currency Translation

      GSF, GVC500IF, and GVCHYBF are permitted to buy international securities that are not U.S. dollar denominated. Their books and records are maintained in U.S. dollars as follows:

      (1) The foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated into U.S. dollars at the current rate of exchange.

      (2) Purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

      The resulting gains and losses are included in the Statement of Operations as follows:

      Realized foreign exchange gains and losses, which result from changes in foreign exchange rates between the date on which a Fund earns dividends and interest or pays foreign withholding taxes or other expenses and the date on which U.S. dollar equivalent amounts are actually received or paid, are included in net realized gain or loss on foreign currency related transactions. Realized foreign exchange gains and losses which result from changes in foreign exchange rates between the trade and settlement dates on security and currency transactions are also included in net realized gains and losses on foreign currency related transactions. Net currency gains and losses from valuing other assets and liabilities denominated in foreign currency at the period end exchange rate are reflected in net change in unrealized appreciation or depreciation from translation of assets and liabilities dominated in foreign currencies.

Forward Foreign Currency Contracts

      GSF, GVC500IF, and GVCHYBF may enter into forward foreign currency contracts in connection with planned purchases or sales of securities, or to hedge against changes in currency exchange rates affecting the values of securities denominated in a particular currency. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward exchange rate. Fluctuations in the value of forward foreign currency exchange contracts are recorded for book purposes as unrealized gains or losses on foreign currency related transactions by the Fund. When forward contracts are closed, the Funds record realized gains or losses equal to the difference between the values of such forward contracts at the time each was opened and the value at the time each was closed. Such amounts are recorded in net realized gains or losses on foreign currency related transactions. The Funds will not enter into a forward foreign currency contract if such contract would obligate the applicable Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency.

Futures Contracts

      GSF, GVC500IF, GVCAAF and GVCHYBF may enter into financial futures contracts for the delayed delivery of securities, currency or contracts based on financial indices at a fixed price on a future date. In entering into such contracts, the Funds are required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Funds each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Funds. The Funds' investments in financial futures contracts are designed to hedge against anticipated future changes in interest or exchange rates or securities prices (or for non-hedging purposes). Should interest or exchange rates or securities prices move unexpectedly, the Funds may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

Taxes

      Each Fund qualifies and intends to remain qualified to be taxed as a "regulated investment company" under the provisions of the Internal Revenue Code
(Code), and as such will not be subject to federal income tax on investment income (including any realized capital gains) which is distributed to its shareholders in accordance with the applicable provisions of the Code. Therefore, no federal income tax provision is required.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Variable Contract Funds, The Guardian Bond Fund,
The Guardian Cash Fund
-------------------------------------------------------------

COMBINED NOTES TO FINANCIAL STATEMENTS
December 31, 1999 (Continued)

      At December 31, 1999, for federal income tax purposes, the following Funds have net capital losses carryforward of:

                                               Amount            Expiration Date
                                               ------            ---------------
GVCHYBF                                      $  158,772               2007

GBF                                           7,464,755               2007

Expense Reductions

      GVC500IF and GVCHYBF have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Funds' expenses. During the period, GVC500IF and GVCHYBF custodian fees' were reduced by $50,000 and $10,724, respectively, under this arrangement.

Reclassification of Capital Accounts

      The treatment for financial statement purposes of distributions made during the year from net investment income and net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences primarily are caused by differences in the timing of the recognition of certain components of income or capital gain, and the recharacterization of foreign exchange gains or losses to either ordinary income or realized capital gains for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Funds.

      During the year ended December 31, 1999, certain Portfolio Funds reclassified amounts to paid-in capital from undistributed/(overdistributed) net investment income and accumulated net realized gain/(loss) on investment and foreign currency related transactions. Increases/(decreases) to the various capital amounts were as follows:

                                         Undistributed/           Accumulated
                                        (overdistributed)        net realized
                                         net investment         gain/(loss) on
                                             income               investments
                                        -----------------      -----------------
GSF                                         $   (59)               $     59

GBF                                          11,475                 (11,475)

Dividend Distributions

      GSF, GVC500IF, GVCAAF, GVCHYBF and GBF intend to distribute each year, as dividends or capital gain distributions, substantially all net investment income and net capital gains realized. All such dividends or distributions are credited in the form of additional shares of the applicable Fund at net asset value on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations. Differences between the recognition of income on an income tax basis and recognition of income based on generally accepted accounting principles may cause temporary overdistributions of net realized gains and net investment income. Currently, the policy of GSF, GVC500IF, GVCAAF, GVCHYBF and GBF is to distribute net investment income approximately every six months and net capital gains annually. This policy is, however, subject to change at any time by each Fund's Board of Directors.

      GCF earns interest on its investments and declares all of its net investment income, increased or decreased by realized gains or losses, each day GCF is open for business. Earnings for Saturdays, Sundays and holidays are declared as a dividend on the next business day. All dividends and distributions are credited in the form of additional shares of GCF at net asset value on the payable date.

---------------------------------------
Note B - Investment Advisory Agreements
         and Payments to Related Parties
---------------------------------------

      Each Fund has an investment advisory agreement with Guardian Investor Services Corporation (GISC), a wholly-owned subsidiary of GIAC. GSF, GVCAAF, GBF and GCF pay investment advisory fees at an annual rate of .50% of the average daily net assets of each Fund. GVC500IF and GVCHYBF pay investment advisory fees at an annual rate of .25% and .60%, respectively, of their average daily net assets. If total expenses of any Fund (excluding taxes, interest and brokerage commissions, but including the investment advisory fee) exceed 1% per annum of the average daily net assets of the Fund, GISC has agreed to assume any such expenses. None of the Funds exceeded this limit during the year ended December 31, 1999.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

COMBINED NOTES TO FINANCIAL STATEMENTS
December 31, 1999 (Continued)

      There are no duplicative advisory fees charged to GVCAAF on assets invested in other Guardian Funds. Under an SEC exemptive order, advisory fees are paid at the underlying Fund level.

      No compensation is paid by any of the Funds to a director who is deemed to be an "interested person" (as defined in the 1940 Act) of a Fund. Each director not deemed an "interested person" is paid an annual fee of $500 by each Fund, and $350 for attendance at each meeting of each Fund.

------------------------------
Note C - Repurchase Agreements
------------------------------

      Collateral underlying repurchase agreements takes the form of either cash or fully negotiable U.S. government securities. Repurchase agreements are fully collateralized (including the interest earned thereon) and such collateral is marked-to-market daily while agreements remain in force. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Funds will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Funds maintain the right to sell the collateral and may claim any resulting loss against the seller. Each Fund's Board of Directors has established standards to evaluate creditworthiness of broker-dealers and banks which engage in repurchase agreements with each Fund.

--------------------------------------
Note D - Reverse Repurchase Agreements
--------------------------------------

      GBF and GVCHYBF may enter into reverse repurchase agreements with banks or third-party broker-dealers to borrow short-term funds. Interest on the value of reverse repurchase agreements is based upon competitive market rates at the time of issuance. At the time GBF and GVCHYBF enter into a reverse repurchase agreement, the Funds establish and maintain cash, U.S. government securities or liquid, unencumbered securities that are marked-to-market daily in a segregated account with the Funds' custodian. The value of such segregated assets must be at least equal to the value of the repurchase obligation (principal plus accrued interest), as applicable. Reverse repurchase agreements involve the risk that the buyer of the securities sold by GBF and GVCHYBF may be unable to deliver the securities when the Funds seek to repurchase them. Interest paid by GBF on reverse repurchase agreements for the year ended December 31, 1999 amounted to $84,079.

      Information regarding transactions by GBF under reverse repurchase agreements is as follows:

Average amount outstanding
during the period .................................................  $4,566,668

Weighted average interest rate
during the period .................................................        1.89%

---------------------------------
Note E - Dollar Roll Transactions
---------------------------------

      GBF and GVCHYBF may enter into dollar roll transactions with financial institutions to take advantage of opportunities in the mortgage market. A dollar roll transaction involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase similar securities at an agreed upon price and date. The securities repurchased will bear the same interest as those sold, but generally will be collateralized at time of delivery by different pools of mortgages with different prepayment histories than those securities sold. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Dollar roll transactions involve the risk that the buyer of the securities sold by GBF and GVCHYBF may be unable to deliver the securities when the Funds seek to repurchase them. There were no dollar roll transactions outstanding at December 31, 1999.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Variable Contract Funds, The Guardian Bond Fund,
The Guardian Cash Fund
-------------------------------------------------------------

COMBINED NOTES TO FINANCIAL STATEMENTS
December 31, 1999 (Continued)

--------------------------------
Note F - Investment Transactions
--------------------------------

      Purchases and proceeds from sales of securities (excluding short-term securities) for the year ended December 31, 1999 were as follows:

                                           GSF                  GVC500IF
                                           ---                  --------
      Purchases ..............        $2,583,705,089        $  203,346,648
      Proceeds ...............        $3,057,671,562        $    1,539,987

                                          GVCAAF                GVCHYBF
                                          ------                -------
      Purchases ..............        $   16,094,382        $   29,929,464
      Proceeds ...............                    --        $    7,353,293

                                           GBF
                                           ---
      Purchases ..............        $  941,626,977
      Proceeds ...............        $  919,489,697

      The cost of investments owned at December 31, 1999 for federal income tax purposes was substantially the same as the cost for financial reporting purposes. The gross unrealized appreciation and depreciation of investments at December 31, 1999 for GSF, GVC500IF, GVCAAF, GVCHYBF, and GBF were as follows:

                                            GSF                GVC500IF
                                            ---                --------
      Gross Appreciation ...........   $ 1,561,747,641    $    29,021,511
      Gross Depreciation ...........       (38,952,786)       (14,269,634)
                                       ---------------    ---------------
        Net Unrealized Appreciation    $ 1,522,794,855    $    14,751,877
                                       ===============    ===============

                                           GVCAAF              GVCHYBF
                                           ------              -------
      Gross Appreciation ...........   $       529,095    $       456,985
      Gross Depreciation ...........          (127,550)          (209,461)
                                       ---------------    ---------------
        Net Unrealized Appreciation    $       401,545    $       247,524
                                       ===============    ===============

                                            GBF
                                            ---
      Gross Appreciation ...........   $       131,629
      Gross Depreciation ...........       (11,679,702)
                                       ---------------
        Net Unrealized Depreciation    $   (11,548,073)
                                       ===============

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

COMBINED NOTES TO FINANCIAL STATEMENTS
December 31, 1999 (Continued)

--------------------------------------
Note G - Transactions in Capital Stock
--------------------------------------

      There are 700,000,000 shares of $0.001 par value capital stock authorized for the Guardian Variable Contract Funds, Inc., divided into two classes, designated Class I and Class II shares. GSF Class I consists of 300,000,000 shares; GVC500IF Class I consists of 200,000,000 shares; GVCAAF Class I and GVCHYBF Class I each consist of 100,000,000 shares; and GSF Class II consists of 100,000,000 shares. There are 100,000,000 shares of $0.10 par value capital stock authorized for each of GBF and GCF. Through December 31, 1999, no Class II shares of GSF were sold. Transactions in capital stock were as follows:

                                        Year Ended December 31,          Year Ended December 31,
                                         1999             1998            1999             1998
---------------------------------------------------------------------------------------------------
                                                Shares                           Amount
---------------------------------------------------------------------------------------------------
o The Guardian Stock Fund
Shares sold                            3,895,845        7,866,954    $ 200,708,021    $ 380,142,286
Shares issued in reinvestment of
  dividends and distributions         10,952,668        8,374,382      579,528,909      412,797,384
Shares repurchased                   (13,883,608)     (11,538,716)    (710,398,541)    (554,254,496)

---------------------------------------------------------------------------------------------------
  Net increase                           964,905        4,702,620    $  69,838,389    $ 238,685,174
---------------------------------------------------------------------------------------------------

                                                   Period from August 25, 1999+
                                                      to December 31, 1999
--------------------------------------------------------------------------------
                                                    Shares          Amount
--------------------------------------------------------------------------------

O The Guardian VC 500 Index Fund
Shares sold                                       20,230,074      $ 202,292,096
Shares issued in reinvestment of
  dividends and distributions                         68,952            722,618
Shares repurchased                                   (31,530)          (322,421)
--------------------------------------------------------------------------------
  Net increase                                    20,267,496      $ 202,692,293
--------------------------------------------------------------------------------

                                                Period from September 15, 1999+
                                                    to December 31, 1999
--------------------------------------------------------------------------------
                                                  Shares          Amount
--------------------------------------------------------------------------------

O The Guardian VC Asset Allocation Fund
Shares sold                                      2,569,852      $ 25,725,723
Shares issued in reinvestment of
  dividends                                         29,168           307,726
Shares repurchased                                     (37)             (389)
--------------------------------------------------------------------------------
  Net increase                                   2,598,983      $ 26,033,060
--------------------------------------------------------------------------------

+ Commencement of operations

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Variable Contract Funds, The Guardian Bond Fund,
The Guardian Cash Fund
-------------------------------------------------------------

COMBINED NOTES TO FINANCIAL STATEMENTS
December 31, 1999 (Continued)

                                                    Period from August 17, 1999+
                                                       to December 31, 1999
--------------------------------------------------------------------------------
                                                     Shares          Amount
--------------------------------------------------------------------------------

o The Guardian VC High Yield Bond Fund
Shares sold                                         2,525,344      $ 25,253,920
Shares issued in reinvestment of
  dividends                                            57,166           572,807
Shares repurchased                                     (2,819)          (28,307)
--------------------------------------------------------------------------------
  Net increase                                      2,579,691      $ 25,798,420
--------------------------------------------------------------------------------

                                        Year Ended December 31,         Year Ended December 31,
                                         1999             1998           1999             1998
---------------------------------------------------------------------------------------------------
                                                Shares                          Amount
---------------------------------------------------------------------------------------------------
o The Guardian Bond Fund, Inc.
Shares sold                            8,170,108        6,974,815    $  96,955,789    $  87,077,087
Shares issued in reinvestment of
  dividends and distributions          1,912,437        2,050,219       22,027,550       25,043,342
Shares repurchased                    (8,296,810)      (7,180,997)     (99,309,344)     (89,465,168)
---------------------------------------------------------------------------------------------------
   Net increase                        1,785,735        1,844,037    $  19,673,995    $  22,655,261
---------------------------------------------------------------------------------------------------

o The Guardian Cash Fund, Inc.
Shares sold                           39,686,605       45,585,640    $ 396,866,179    $ 455,856,396
Shares issued in reinvestment of
  dividends                            2,130,972        2,063,322       21,309,724       20,633,220
Shares repurchased                   (35,353,014)     (42,512,942)    (353,530,138)    (425,129,411)
---------------------------------------------------------------------------------------------------
   Net increase                        6,464,563        5,136,020    $  64,645,765    $  51,360,205
---------------------------------------------------------------------------------------------------

+     Commencement of operations.

-----------------------
Note H - Line of Credit
-----------------------

      A $100,000,000 line of credit available to all of the Funds and other related Guardian Funds has been established with State Street Bank and Trust Company and Bank of Montreal. The rate of interest charged on any borrowing is based upon the prevailing Federal Funds rate at the time of the loan plus .50% calculated on a 360 day basis per annum. For the year ended December 31, 1999, none of the Funds borrowed against this line of credit.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS

Board of Directors and Shareholders
The Guardian Variable Contract Funds, Inc.
The Guardian Bond Fund, Inc.
The Guardian Cash Fund, Inc.

      We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Guardian Variable Contract Funds, Inc. (comprising, respectively, The Guardian Stock Fund, The Guardian VC 500 Index Fund, The Guardian VC Asset Allocation Fund and The Guardian VC High Yield Bond Fund), The Guardian Bond Fund, Inc. and The Guardian Cash Fund, Inc. as of December 31, 1999, and the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting The Guardian Variable Contracts Fund, Inc., The Guardian Bond Fund, Inc. and The Guardian Cash Fund, Inc. at December 31, 1999, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.


                                    /s/ Ernst & Young LLP

New York, New York
February 11, 2000

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Gabelli Capital Asset Fund
--------------------------

SCHEDULE OF INVESTMENTS
December 31, 1999

  ----------------------
  COMMON STOCKS -- 98.9%
  ----------------------

                                                         Market
  Shares                                      Cost        Value
-----------------------------------------------------------------

Agriculture -- 0.6%
   89,250  Archer-Daniels-Midland Co.    $ 1,490,053  $ 1,087,734
                                         -----------  -----------
Automotive -- 0.6%
   15,000  General Motors Corp.              988,750    1,090,312
                                         -----------  -----------
Automotive: Parts and Accessories -- 3.9%
   50,000  Dana Corp.                      1,732,048    1,496,875
   70,000  GenCorp Inc.                      634,385      691,250
   68,000  Modine Manufacturing Co.        2,300,741    1,700,000
   40,000  Scheib (Earl) Inc.+               278,875      117,500
   60,000 Standard Motor Products Inc. 1,329,363 967,500 20,000 Superior Industries
             International Inc.              509,781      536,250
   35,000  Tenneco Automotive Inc.           322,819      325,937
   22,000  TransPro Inc.                     182,531      141,625
   60,000  Wynn's International Inc.         719,079      847,500
                                         -----------  -----------
                                           8,009,622    6,824,437
                                         -----------  -----------
Aviation: Parts and Services -- 1.7%
   18,000  AAR Corp.                         250,688      322,875
   50,000  Barnes Group Inc.               1,200,490      815,625
   16,000  Curtiss-Wright Corp.              470,869      590,000
   65,000  Fairchild Corp., Cl. A+         1,251,718      589,062
    7,500  Hi-Shear Industries Inc.           21,717       17,344
   22,000  Kaman Corp., Cl. A                315,843      283,250
   15,000  Moog Inc., Cl. A+                 404,750      405,000
                                         -----------  -----------
                                           3,916,075    3,023,156
                                         -----------  -----------
Broadcasting -- 7.0%
   70,000  Ackerley Group Inc.               598,717    1,268,750
   55,000  Chris-Craft Industries Inc.+    2,374,656    3,966,875
   60,000  Granite Broadcasting Corp.+       685,316      607,500
   18,000  Gray Communications
             Systems Inc.                    326,825      318,375
   80,000  Gray Communications
             Systems Inc., Cl. B           1,015,413    1,080,000
   15,000  Hearst-Argyle Television Inc.+    285,505      399,375
   50,000  Liberty Corp.                   2,460,502    2,109,375
   19,000  United Television Inc.          1,676,374    2,616,062
                                         -----------  -----------
                                           9,423,308   12,366,312
                                         -----------  -----------
Building and Construction -- 0.6%
    2,222  Huttig Building Products Inc.+      8,642       10,972
   35,500  Nortek Inc.+                    1,035,180      994,000
                                         -----------  -----------
                                           1,043,822    1,004,972
                                         -----------  -----------
Business Services -- 0.1%
   35,000  Nashua Corp.+                  $  498,615   $  262,500
                                         -----------  -----------
Cable -- 6.7%
   87,000  Cablevision Systems
             Corp., Cl. A+                   761,369    6,568,500
   60,000  MediaOne Group Inc.+            1,847,623    4,608,750
   10,000  UnitedGlobalCom Inc., Cl. A+       72,961      706,250
                                         -----------  -----------
                                           2,681,953   11,883,500
                                         -----------  -----------
Computer Software and Services -- 0.1%
   20,000  Tyler Technologies Inc.            43,700      110,000
                                         -----------  -----------
                                              43,700      110,000
                                         -----------  -----------

Consumer Products -- 2.6%
  115,000  Carter-Wallace Inc.             1,873,303    2,062,812
   42,000  Gallaher Group plc, ADR           902,524      645,750
  100,000  General Cigar Holdings Inc.+      962,873      831,250
   18,000  General Cigar Holdings
             Inc., Cl. B+(a)                 164,173      149,625
   25,000  National Presto Industries Inc.   964,266      887,500
                                         -----------  -----------
                                           4,867,139    4,576,937
                                         -----------  -----------
Consumer Services -- 1.7%
  200,000  Rollins Inc.                    3,862,912    3,000,000
                                         -----------  -----------
                                           3,862,912    3,000,000
                                         -----------  -----------
Diversified Industrial -- 1.8%
   40,000  Ampco-Pittsburgh Corp.            639,126      405,000
   10,000  Crane Co.                         175,344      198,750
   40,000  GATX Corp.                      1,147,578    1,350,000
   58,000  Katy Industries Inc.              848,600      503,875
   19,000  Myers Industries Inc.             266,569      299,250
   50,000  WHX Corp.+                        514,794      450,000
                                         -----------  -----------
                                           3,592,011    3,206,875
                                         -----------  -----------
Energy and Utilities -- 6.6%
   35,000  Eastern Enterprises             1,371,875    2,010,312
  370,000  El Paso Electric Co.+           3,313,201    3,630,625
   20,000  Florida Progress Corp.            939,602      846,250
   10,000  Florida Public Utilities Co.      166,612      170,000
   85,000  Kaneb Services Inc.+              259,250      371,875
   10,000  New England Electric System       492,951      517,500
   20,000  Southwest Gas Corp.               522,646      460,000
    9,000  TNP Enterprises Inc.              343,042      371,250
   40,000  United Water Resources Inc.     1,344,500    1,367,500
   50,000  WICOR Inc.                      1,467,581    1,459,375
   10,000  Yankee Energy Systems Inc.        410,500      439,375
                                         -----------  -----------
                                          10,631,760   11,644,062
                                         -----------  -----------

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                         Market
  Shares                                      Cost        Value
-----------------------------------------------------------------

Entertainment -- 14.5%
   77,000  Ascent Entertainment Group Inc.+$  870,278  $  976,937
    5,000  Disney (Walt) Co.                 129,492      146,250
   25,500  Fisher Companies Inc.           1,722,481    1,574,625
   36,000  GC Companies Inc.+              1,283,693      931,500
  181,000  Liberty Media Group, Cl. A+     1,138,968   10,271,750
    5,000  Seagram Co.                       169,625      224,688
   29,000  Time Warner Inc.                  584,210    2,100,687
   57,500  USA Networks Inc.+                786,615    3,176,875
  100,000  Viacom Inc., Cl. A+             1,656,274    6,043,750
                                         -----------  -----------
                                           8,341,636   25,447,062
                                         -----------  -----------
Environmental Services -- 0.3%
   60,000  EnviroSource Inc.+                191,935       46,200
   25,000  Waste Management Inc.             496,955      429,687
                                         -----------  -----------
                                             688,890      475,887
                                         -----------  -----------
Equipment and Supplies -- 9.6%
   35,000  AMETEK Inc.                       633,686      667,188
   35,000  Belden Inc.                       658,062      735,000
   25,000  CIRCOR International Inc.+        269,028      257,813
   38,000  CLARCOR Inc.                      723,141      684,000
    2,000  CTS Corp.                          14,963      150,750
   25,000  Cuno Inc.+                        469,302      517,578
   11,000  Eastern Co.                       189,462      171,875
  135,500  Fedders Corp.                     820,369      745,250
   70,000  Flowserve Corp.                 1,529,236    1,190,000
   11,000  Franklin Electric Co.             361,576      772,063
   85,000  Hussmann International Inc.     1,176,750    1,280,313
   38,000  IDEX Corp.                      1,112,725    1,154,250
   13,000  Kollmorgen Corp.                  208,144      160,063
   70,000  Mark IV Industries Inc.         1,290,963    1,238,125
   35,000  Navistar International Corp.+   1,020,358    1,658,125
   28,000  Pittway Corp.                     527,107    1,261,750
   30,000  Sequa Corp., Cl. A+             1,048,824    1,618,125
   50,000  SPS Technologies Inc.+          2,114,263    1,596,875
   25,000  UCAR International Inc.+          578,100      445,312
   40,000  Watts Industries Inc., Cl. A      557,285      590,000
                                         -----------  -----------
                                          15,303,344   16,894,455
                                         -----------  -----------
Financial Services -- 3.5%
   22,000  Allstate Corp.                    636,172      528,000
   65,000  Argonaut Group Inc.             1,964,414    1,291,875
   30,000  Block (H&R) Inc.                1,323,538    1,312,500
   24,000  Mellon Financial Corp.            758,895      817,500
   47,000  Midland Co.                       706,479      975,250
   59,000  Pioneer Group Inc.+             1,362,151      929,250
    5,000  St. Paul Companies Inc.           158,125      168,438
    6,000  Waddell & Reed
             Financial Inc., Cl. A           136,800      162,750
                                         -----------  -----------
                                           7,046,574    6,185,563
                                         -----------  -----------
Food and Beverage -- 6.7%
    5,000  Bestfoods Inc.                $   252,493   $  262,813
   10,000  Brown-Forman Corp., Cl. A         563,925      539,375
   85,000  Celestial Seasonings Inc.+        994,316    1,581,797
   50,000  Corn Products
             International Inc.            1,574,140    1,637,500
   40,000  General Mills Inc.              1,389,781    1,430,000
   18,000  Heinz (H.J.) Co.                  965,487      716,625
   42,000  Kellogg Co.                     1,546,537    1,294,125
   65,000  PepsiCo Inc.                    2,405,671    2,291,250
   22,660  Tootsie Roll Industries Inc.      400,141      746,364
   30,000  Twinlab Corp.+                    346,301      238,125
   80,000  Whitman Corp.                   1,266,773    1,075,000
                                         -----------  -----------
                                          11,705,565   11,812,974
                                         -----------  -----------
Health Care -- 2.4%
   30,000  American Home Products Corp.    1,291,758    1,183,125
  100,000  IVAX Corp.+                       953,380    2,575,000
    5,000  Warner-Lambert Co.                414,000      409,688
                                         -----------  -----------
                                           2,659,138    4,167,813
                                         -----------  -----------
Hotels and Gaming -- 3.6%
  140,000  Aztar Corp.+                      999,359    1,522,500
   15,000  Boca Resorts Inc., Cl. A+         143,876      146,250
  100,000  Gaylord Entertainment
             Co., Cl. A                    2,735,008    2,993,750
   80,000  Hilton Hotels Corp.             1,188,722      770,000
   90,000  Jackpot Enterprises Inc.          964,901      748,125
   30,000  Trump Hotels & Casino
             Resorts Inc.+                   215,792      101,250
                                         -----------  -----------
                                           6,247,658    6,281,875
                                         -----------  -----------
Paper and Forest Products -- 0.9%
  150,000  Pactiv Corp.+                   2,102,903    1,593,750
                                         -----------  -----------
Publishing -- 7.6%
   33,000  Harcourt General Inc.           1,302,376    1,328,250
   24,000  Lee Enterprises Inc.              591,706      766,500
   25,000  McClatchy Newspapers
             Inc., Cl. A                     721,881    1,081,250
   92,000  Media General Inc., Cl. A       3,989,689    4,784,000
   13,000  Meredith Corp.                    267,779      541,937
   40,000  Penton Media Inc.                 605,042      960,000
    7,000  PRIMEDIA Inc.+                     87,573      115,500
   20,000  Pulitzer Inc.                     596,916      806,250
   45,100  Reader's Digest
             Association Inc., Cl. B       1,122,902    1,195,150
   85,000  Thomas Nelson Inc.              1,018,131      786,250
   10,000  Times Mirror Co., Cl. A           587,562      670,000
    6,000  Tribune Co.                       164,400      330,375
                                         -----------  -----------
                                          11,055,957   13,365,462
                                         -----------  -----------

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Gabelli Capital Asset Fund
--------------------------

SCHEDULE OF INVESTMENTS
December 31, 1999 (Continued)

                                                         Market
  Shares                                      Cost        Value
-----------------------------------------------------------------

Real Estate -- 1.1%
  125,000  Catellus Development Corp.+  $  2,027,651  $ 1,601,563
   35,000  Griffin Land & Nurseries Inc.+    493,263      402,500
                                         -----------  -----------
                                           2,520,914    2,004,063
                                         -----------  -----------
Retail -- 2.3%
    5,000  Aaron Rents Inc.                  100,625       88,750
   10,000  Aaron Rents Inc., Cl. A           199,750      182,500
   35,000  Albertson's Inc.                1,099,281    1,128,750
   10,000  Blockbuster Inc., Cl. A+          123,625      133,750
   10,000  Hannaford Bros. Co.               719,979      693,125
   40,000  Lillian Vernon Corp.              631,288      445,000
   53,000  Neiman Marcus Group Inc.+       1,409,652    1,427,688
                                         -----------  -----------
                                           4,284,200    4,099,563
                                         -----------  -----------
Satellite -- 0.8%
   20,000  COMSAT Corp.                      576,807      397,500
   10,000  General Motors Corp., Cl. H+      515,292      960,000
                                         -----------  -----------
                                           1,092,099    1,357,500
                                         -----------  -----------
Specialty Chemicals -- 1.9%
   40,000  Bush Boake Allen Inc.+          1,087,692      982,500
   10,000  Dexter Corp.                      346,313      397,500
   40,000  Ferro Corp.                       795,700      880,000
   60,000  Omnova Solutions Inc.             476,259      465,000
   52,000  Sybron Chemicals Inc.+          1,378,505      611,000
                                         -----------  -----------
                                           4,084,469    3,336,000
                                         -----------  -----------
Telecommunications -- 3.6%
   28,000  AT&T Canada Inc., Cl. B+          881,938    1,127,000
  250,000  Citizens Utilities Co., Cl. B+  2,700,319    3,546,875
   58,000  Rogers Communications
             Inc., Cl. B, ADR+               435,006    1,435,500
    5,000  Viatel Inc.+                      175,080      268,125
                                         -----------  -----------
                                           4,192,343    6,377,500
                                         -----------  -----------
Wireless Communications -- 6.1%
   58,000  Rogers Cantel Mobile
             Communications Inc., Cl. B+     600,232    2,109,750
   68,000  Telephone & Data
             Systems Inc.                  2,837,053    8,568,000
                                         -----------  -----------
                                           3,437,285   10,677,750
                                         ===========  ===========
TOTAL COMMON STOCKS                      135,812,695  174,158,014
                                         -----------  -----------

Principal                                                Market
 Amount                                       Cost        Value
-----------------------------------------------------------------
U.S. GOVERNMENT
  OBLIGATIONS -- 0.0%
U.S. Treasury Bills -- 0.0%
  $62,000  U.S. Treasury Bills,
             5.14% to 5.49%++,
             due 01/13/00 to 01/27/00   $     61,855  $    61,855
                                        ------------  -----------

TOTAL U.S. GOVERNMENT
   OBLIGATIONS
                                        $     61,855  $    61,855
                                        ------------  -----------

TOTAL INVESTMENTS -- 98.9%
                                        $135,874,550  174,219,869
                                        ============

OTHER ASSETS AND
  LIABILITIES (Net) -- 1.1%                             1,866,289
                                                      -----------

-----------------------------------------------------------------
NET ASSETS -- 100.0%                                 $176,086,158
                                                     ------------
-----------------------------------------------------------------

*For Federal tax purposes:

   Aggregate cost                                   $136,465,332
                                                    ============
   Gross unrealized appreciation                    $ 51,044,250
   Gross unrealized depreciation                     (13,289,713)
                                                    ------------
   Net unrealized appreciation                      $ 37,754,537
                                                    ============

(a)   Security fair valued under procedures established by the Board of
      Directors.
+     Non-income producing security.
++    Represents annualized yield at date of purchase.

                 See accompanying notes to financial statements.

*     Non-income producing security.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF ASSETS
AND LIABILITIES
December 31, 1999

Assets:
   Investments, at value (Cost $135,874,550)                      $ 174,219,869
   Cash                                                                  49,088
   Dividends and interest receivable                                    111,306
   Receivable for investments sold                                    1,871,593
   Receivable for Fund shares sold                                       91,510
   Deferred organizational expenses                                       6,578
                                                                  -------------
   Total Assets                                                     176,349,944
                                                                  -------------

Liabilities:
   Payable for Fund shares redeemed                                      64,829
   Payable for investment advisory fees                                 146,556
   Other accrued expenses                                                52,401
                                                                  -------------
   Total Liabilities                                                    263,786
                                                                  -------------
   Net Assets applicable to 10,072,178 shares
     outstanding                                                  $ 176,086,158
                                                                  =============

Net Assets consist of:
   Capital stock, at par value                                    $      10,072
   Additional paid-in capital                                       137,968,153
   Distributions in excess of net realized gain
     on investments                                                    (237,386)
   Net unrealized appreciation on investments                        38,345,319
                                                                  -------------
   Total Net Assets                                               $ 176,086,158
                                                                  =============

   Net Asset Value, offering and redemption
     price per share ($176,086,158 / 10,072,178
     shares outstanding; 500,000,000 shares
     authorized of $0.001 par value)                                     $17.48
                                                                         ======

STATEMENT OF OPERATIONS
For the Year Ended
December 31, 1999

Investment Income:
   Dividends                                                         $ 1,686,240
   Interest                                                              304,029
                                                                     -----------
   Total Investment Income                                             1,990,269
                                                                     -----------

Expenses:
   Management fees                                                     1,656,001
   Custodian fees                                                         34,064
   Legal and audit fees                                                   33,333
   Directors' fees                                                        24,868
   Organizational expenses                                                19,998
   Shareholder services fees                                              12,170
   Miscellaneous expenses                                                  1,445
                                                                     -----------
   Total Expenses                                                      1,781,879
                                                                     -----------
   Net Investment Income                                                 208,390
                                                                     -----------

Net Realized and Unrealized Gain on
  Investments:
   Net realized gain on investments                                   17,364,582
   Net change in unrealized appreciation
  on investments                                                      12,026,657
                                                                     -----------
   Net Realized and Unrealized Gain
     on Investments                                                   29,391,239
                                                                     -----------
   Net Increase in Net Assets Resulting
     from Operations                                                 $29,599,629
                                                                     ===========

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Gabelli Capital Asset Fund
--------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                 Year Ended       Year Ended
                                                                December 31,     December 31,
                                                                    1999             1998
                                                               -------------    -------------
Operations:
  Net investment income                                        $     208,390    $     257,776
  Net realized gain on investments                                17,364,582        7,189,741
  Net change in unrealized appreciation on investments            12,026,657        5,528,146
                                                               -------------    -------------
  Net increase in net assets resulting from operations            29,599,629       12,975,663
                                                               -------------    -------------
Distributions to shareholders:
  Net investment income                                             (208,945)        (257,776)
  Net realized gain on investments                               (16,915,440)      (7,198,434)
  In excess of net realized gain on investments                           --         (626,865)
                                                               -------------    -------------
  Total distributions to shareholders                            (17,124,385)      (8,083,075)
                                                               -------------    -------------
Capital share transactions:
  Net increase in net assets from capital share transactions       8,249,947       45,118,114
                                                               -------------    -------------
  Net increase in net assets                                      20,725,191       50,010,702
Net Assets:
  Beginning of period                                            155,360,967      105,350,265
                                                               -------------    -------------
  End of period                                                $ 176,086,158    $ 155,360,967
                                                               =============    =============

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
December 31, 1999

---------------
1. Organization
---------------

      The Gabelli Capital Asset Fund (the "Fund"), a series of Gabelli Capital Series Funds, Inc. (the "Company"), was organized on April 8, 1993 as a Maryland corporation. The Company is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's primary objective is growth of capital. The Fund commenced investment operations on May 1, 1995. Shares of the Fund are available to the public only through the purchase of certain variable annuity and variable life insurance contracts issued by The Guardian Insurance & Annuity Company, Inc. ("Guardian").

----------------------------------
2. Significant Accounting Policies
----------------------------------

      The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation.

      Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded on foreign exchanges are valued at the last sale price on that exchange as of the close of business on the day the securities are being valued (if there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day). All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Directors determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Directors. Debt instruments having a maturity greater than 60 days are valued at the highest bid price obtained from a dealer maintaining an active market in those securities. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

Securities Transactions and Investment Income.

      Securities transactions are accounted for on the trade date with realized gain or loss on the sale of investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

Dividends and Distributions to Shareholders.

      Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

Provision for Income Taxes.

            The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Gabelli Capital Asset Fund
--------------------------

NOTES TO FINANCIAL STATEMENTS
December 31, 1999 (Continued)

Organizational Expenses.

      A total of $100,000 in expenses was incurred in connection with the organization of the Fund. These costs were advanced by Guardian and will be reimbursed by the Fund. These organizational costs were deferred and are being amortized on a straight-line basis over a period of 60 months from the date the Fund commenced investment operations.

-------------------------------------
3. Agreements with Affiliated Parties
-------------------------------------

      Pursuant to a management agreement (the "Management Agreement"), the Fund will pay Guardian Investor Services Corporation (the "Manager") a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. Pursuant to an Investment Advisory Agreement among the Fund, the Manager and the Adviser, the Adviser, under the supervision of the Company's Board of Directors and the Manager, manages the Fund's assets in accordance with the Fund's investment objectives and policies, makes investment decisions for the Fund, places purchase and sale orders on behalf of the Fund, provides investment research and provides facilities and personnel required for the Fund's administrative needs. The Adviser may delegate its administrative role and currently has done so to PFPC Inc. (formerly known as First Data Investor Services Group, Inc.), the Fund's sub-administrator (the "Sub-Administrator"). The Adviser will supervise the performance of administrative and professional services provided by others and pays the compensation of the Sub-Administrator and all officers and Directors of the Company who are its affiliates. As compensation for its services and the related expenses borne by the Adviser, the Manager pays the Adviser a fee, computed daily and paid monthly, at the annual rate of 0.75% of the value of the Fund's average daily net assets.

-----------------------
4. Portfolio Securities
-----------------------

      Purchases and sales of securities for the year ended December 31, 1999, other than short term securities, aggregated $85,908,157 and $96,593,824, respectively.

-------------------------------
5. Transactions with Affiliates
-------------------------------

      During the year ended December 31, 1999, the Fund paid brokerage commissions of $196,044 to Gabelli & Company, Inc. and its affiliates.

-----------------------------
6. Capital Stock Transactions
-----------------------------

      Transactions in shares of capital stock were as follows:

                                    Year Ended                      Year Ended
                                December 31, 1999               December 31, 1998
                                -----------------               -----------------
                              Shares         Amount           Shares         Amount
                              ------         ------           ------         ------
Shares sold                   2,216,370    $ 39,308,449       4,460,537    $ 73,364,220
Shares issued upon re-
 investment of dividends      1,002,599      17,124,386         512,885       8,083,075
Shares redeemed              (2,738,935)    (48,182,888)     (2,262,453)    (36,329,181)
                           ------------    ------------    ------------    ------------
Net increase                    480,034    $  8,249,947       2,710,969    $ 45,118,114
                           ============    ============    ============    ============

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
Selected data for a share of capital stock outstanding throughout each period:

                                                                           Year Ended December 31,
                                                        ------------------------------------------------------------
                                                          1999         1998         1997          1996        1995+
                                                        ------------------------------------------------------------
Operating performance:
   Net asset value, beginning of period .............   $  16.20     $  15.31     $  11.55       $ 10.70     $ 10.00
                                                        --------     --------     --------       -------     -------
   Net investment income ............................       0.02         0.03         0.02          0.02        0.03(a)
   Net realized and unrealized gain on investments ..       3.15         1.74         4.88          1.16        0.80
                                                        --------     --------     --------       -------     -------
   Total from investment operations .................       3.17         1.77         4.90          1.18        0.83
                                                        --------     --------     --------       -------     -------
Distributions to shareholders:
   Net investment income ............................      (0.02)       (0.03)       (0.02)        (0.02)      (0.03)
   Net realized gain on investments .................      (1.87)       (0.78)       (1.12)        (0.31)      (0.09)
   In excess of net realized gain on investments ....         --        (0.07)       (0.00)(b)        --       (0.01)
                                                        --------     --------     --------       -------     -------
   Total distributions ..............................      (1.89)       (0.88)       (1.14)        (0.33)      (0.13)
                                                        --------     --------     --------       -------     -------
   Net asset value, end of period ...................   $  17.48     $  16.20     $  15.31       $ 11.55     $ 10.70
                                                        --------     --------     --------       -------     -------

   Total return++ ...................................       19.8%        11.7%        42.6%         11.0%        8.4%
                                                        --------     --------     --------       -------     -------

Ratios to average net assets and supplemental data:
Net assets, end of period (in 000's) ................   $176,086     $155,361     $105,350       $51,462     $26,364
Ratio of net investment income to average net assets        0.13%        0.19%        0.17%         0.21%       0.75%(c)
Ratio of operating expenses to average net assets (d)       1.08%        1.12%        1.17%         1.31%       1.78%(c)
Portfolio turnover rate .............................         54%          43%          65%           53%         81%

----------

+     From commencement of investment operations on May 1, 1995.
++ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.
(a) Net investment income before expenses assumed by the Manager and Adviser was $0.03.
(b)   Amount represents less than $0.005 per share.
(c)   Annualized.
(d) The ratio of operating expenses to average net assets before reimbursement of expenses assumed by the Manager and Adviser would have been 1.92% for the period ended December 31, 1995.

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Gabelli Capital Asset Fund
--------------------------

REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS

To the Shareholders and Board of Directors of Gabelli Capital Asset Fund
(a series of Gabelli Capital Series Fund, Inc.)

      We have audited the accompanying statement of assets and liabilities of the Gabelli Capital Asset Fund (the Fund) (a series of Gabelli Capital Series Fund, Inc.) including the portfolio of investments, as of December 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Gabelli Capital Asset Fund of Gabelli Capital Series Fund, Inc. as of December 31, 1999, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.


                                          /s/ Ernst & Young LLP

New York, New York
February 11, 2000

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                      This page intentionally left blank.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Baillie Gifford International Fund
----------------------------------

SCHEDULE OF INVESTMENTS
December 31, 1999

---------------------
COMMON STOCKS-- 98.4%
---------------------

Shares                                                      Value
-----------------------------------------------------------------

AUSTRALIA -- 2.2%
   Banks -- 0.7%
     221,600  Commonwealth Bank of Australia         $  3,815,951
     157,600  National Australia Bank                   2,410,721
   Beverages -- 0.4%
   1,370,800  Fosters Brewing Group                     3,932,696
   Business Services -- 0.4%
     133,910  Brambles Industries Ltd.                  3,703,114
   Mining -- 0.5%
     269,100  Broken Hill Ppty.                         3,533,460
     773,000  Pasminco Ltd.*                              847,483
   Telecommunications -- 0.2%
       351,000  Telstra Corp.                           1,907,973
                                                     ------------
                                                       20,151,398
                                                     ------------
FINLAND -- 6.2%
   Telecommunications -- 6.2%
     203,100  Nokia OYJ*                               36,826,687
       309,760  Sonera OYJ*                            21,234,092
                                                     ------------
                                                       58,060,779
                                                     ------------
FRANCE -- 8.7%
   Banks -- 1.0%
     101,960  Banque Nationale de Paris*                9,408,178
   Computer Software and Technology -- 0.8%
      30,880  CAP Gemini*                               7,838,953
   Insurance -- 1.5%
     100,950  AXA UAP*                                 14,074,165
   Media and Entertainment -- 1.1%
      19,820  Societe Television Francaise 1*          10,382,148
   Oil and Gas -- 1.8%
     125,900  Total Fina S.A.*                         16,804,355
   Retail-Food and Drugs -- 1.6%
      78,880  Carrefour*                               14,549,078
   Telecommunications -- 0.9%
        70,650  Equant NV*                              8,020,775
                                                     ------------
                                                       81,077,652
                                                     ------------
GERMANY -- 10.6%
   Automotive -- 0.5%
      65,720  DaimlerChrysler AG*                       5,110,873
   Chemicals -- 1.3%
     229,220  BASF AG*                                 11,776,139
   Conglomerates -- 4.1%
     159,370  Mannesmann AG*                           38,449,644
   Distributors -- 0.4%
      99,440  GEHE AG*                                  3,856,578
   Electronics and Electrical Equipment -- 1.6%
     103,620  Epcos AG*                                 7,776,427
      53,320  Siemens AG*                               6,783,811
   Software -- 1.4%
      27,333  SAP AG*                                  13,464,071
   Telecommunications -- 1.3%
       165,990  Deutsche Telekom*                    $ 11,821,744
                                                     ------------
                                                       99,039,287
                                                     ------------
HONG KONG -- 3.3%
   Banks -- 0.5%
   1,552,600  Bank of East Asia Ltd.*                   4,324,151
   Computer Systems -- 0.4%
   1,434,000  Legend Hldgs. Ltd.*                       3,551,103
   Conglomerates -- 1.3%
     842,000  Hutchison Whampoa                        12,239,789
   Real Estate -- 0.8%
     365,000  Cheung Kong Hldgs.                        4,625,008
     311,000  Sun Hung Kai Pptys.                       3,240,625
   Telecommunications -- 0.3%
       631,500  SmarTone Telecom. Hldgs. Ltd.           3,046,408
                                                     ------------
                                                       31,027,084
                                                     ------------
IRELAND -- 1.9%
   Banks -- 0.6%
     529,600  Allied Irish Bank                         6,039,133
   Construction Materials -- 1.3%
       555,000  CRH PLC                                11,964,291
                                                     ------------
                                                       18,003,424
                                                     ------------
ITALY -- 2.3%
   Banks -- 2.3%
     148,400  Bipop-Carire SPA*                        13,132,757
       630,900  San Paolo IMI SPA*                      8,573,392
                                                     ------------
                                                       21,706,149
                                                     ------------
JAPAN -- 28.9%
   Automotive -- 1.8%
     101,000  Honda Motor Co.                           3,756,484
     267,000  Toyota Motor Corp.*                      12,935,794
   Chemicals -- 0.9%
   1,697,000  Sumitomo Chemical*                        7,972,595
   Commercial Services -- 0.9%
      33,800  Benesse Corp.*                            8,138,201
   Computer Software and Technology -- 1.1%
      10,400  Softbank Corp.*                           9,955,173
   Computer Systems -- 2.9%
     590,000  Fujitsu Ltd.                             26,910,052
   Drugs and Health Care -- 0.8%
     373,000  Sankyo Co.                                7,666,634
   Electronics -- 5.3%
   1,105,000  Hitachi                                  17,737,105
      43,000  Rohm Co.                                 17,676,422
      47,600  Sony Corp.                               14,116,473
   Engineering and Machineries -- 1.4%
      57,300  SMC Corp.                                12,680,366

                See accompanying notes to financial statements.

*     Non-income producing security.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares                                                      Value
-----------------------------------------------------------------

   Financial Services -- 3.7%
     841,000  Mitsubishi Trading & Brokerage          $ 7,408,241
     433,000  Nomura Securities Co. Ltd.*               7,819,174
     142,000  Promise Co.                               7,227,170
 729,000,000  Sanwa Int'l. Financial                    7,857,246
      10,240  Shohkoh Fund & Co.                        4,054,106
   Household Products -- 1.2%
     408,000  Kao Corp.                                11,640,599
   Merchandising-Mass -- 1.2%
      56,500  Ryohin Keikaku Co. Ltd.                  11,342,028
   Retail Trade -- 0.9%
      80,000  Ito Yokado Co.                            8,691,397
   Telecommunications -- 6.8%
       5,400  Hikari Tsushin, Inc.                     10,834,883
         975  Nippon Tele. & Tel. Corp.                16,700,108
           940  NTT Mobile Comm. Network, Inc.         36,157,385
                                                     ------------
                                                      269,277,636
                                                     ------------
MALAYSIA -- 0.2%
   Banks -- 0.2%
       637,000  Malayan Banking Berhad                  2,263,026
                                                     ------------
NETHERLANDS -- 4.6%
   Banks -- 0.6%
     218,580  ABN AMRO Hldgs. NV                        5,460,625
   Broadcasting and Publishing -- 1.6%
     283,230  Ver Ned Uitgevers                        14,887,561
   Computer Services -- 0.7%
      93,170  CMG PLC                                   6,935,867
   Computer Systems -- 0.9%
      75,200  ASM Lithography Hldg. NV*                 8,355,522
   Insurance -- 0.8%
        77,860  Aegon NV*                               7,521,652
                                                     ------------
                                                       43,161,227
                                                     ------------
NEW ZEALAND -- 0.3%
   Telecommunications -- 0.3%
       528,512  Telecom. Corp. of New Zealand           2,485,327
                                                     ------------
PORTUGAL -- 0.3%
   Transportation -- 0.3%
       352,150  Brisa (Auto Estrada)*                   2,703,105
                                                     ------------
SINGAPORE -- 0.9%
   Banks -- 0.3%
     270,900  Overseas Chinese Bank                     2,488,604
   Publishing -- 0.6%
       259,846  Singapore Press Hldgs.*                 5,632,207
                                                     ------------
                                                        8,120,811
                                                     ------------
SOUTH KOREA -- 0.5%
   Utilities-Electric -- 0.5%
       284,940  Korea Electric Power Corp. ADR          4,772,745
                                                     ------------
SPAIN -- 4.5%
   Banks -- 1.3%
   1,109,160 Banco Santander Central Hispano S.A. $ 12,558,586 Construction and Housing -- 1.1%
     181,080  Acciona S.A.                             10,215,009
   Gas Distribution -- 0.7%
     274,200  Gas Natural SDG                           6,317,043
   Telecommunications -- 1.4%
       511,660  Telefonica S.A.*                       12,782,429
                                                     ------------
                                                       41,873,067
                                                     ------------
SWEDEN -- 4.1%
   Construction and Mining Equipment -- 0.8%
     264,217  Atlas Copco AB*                           7,514,457
   Retail-General -- 1.3%
     364,800  Hennes & Mauritz*                        12,218,592
   Telecommunications -- 2.0%
       288,050  LM Ericsson *                          18,517,258
                                                     ------------
                                                       38,250,307
                                                     ------------
SWITZERLAND -- 3.3%
   Business Services -- 1.5%
      18,309  Adecco S.A.*                             14,258,092
   Insurance -- 0.9%
      13,990  Zurich Allied AG*                         7,977,718
   Pharmaceuticals -- 0.9%
           748  Roche Hldgs. AG*                        8,878,478
                                                     ------------
                                                       31,114,288
                                                     ------------
UNITED KINGDOM -- 15.6%
   Banks -- 3.8%
     252,000  Barclays                                  7,241,520
     300,625  Halifax PLC                               3,282,653
     654,000  HSBC Hldgs.                               9,063,966
     670,000  Lloyds TSB Group PLC                      8,322,511
     341,000  National Westminster Bank Co. PLC         7,325,871
   Computer Software and Technology -- 0.5%
     393,380  Sage Group*                               4,816,535
   Conglomerates -- 0.4%
     278,000  Smiths Industries PLC                     4,153,744
   Construction -- 0.7%
     787,000  Hanson PLC                                6,597,742
   Drugs and Health Care -- 1.8%
     390,000  Glaxo Wellcome                           11,049,622
     438,000  Smithkline Beecham                        5,553,886
   Electronics -- 0.4%
     373,000  Electrocomponents                         4,127,173
   Financial Services -- 0.4%
     258,000  CGU PLC                                   4,163,307
   Food, Beverage and Tobacco -- 1.0%
     961,900  Imperial Tobacco                          7,924,162
     145,702  Whitbread                                 1,468,599
   Insurance -- 0.4%
     186,000  Prudential Corp.                          3,629,386

                       See notes to financial statements.

*     Non-income producing security.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Baillie Gifford International Fund
----------------------------------

SCHEDULE OF INVESTMENTS
December 31, 1999 (Continued)

Shares                                                      Value
-----------------------------------------------------------------

   Leisure Products -- 0.3%
     240,000  Granada Group                           $ 2,422,950
   Oil-International -- 1.6%
   1,437,936  BP Amoco PLC                             14,515,006
   Oil and Gas -- 0.6%
     617,000  Shell Transport & Trading                 5,127,714
   Telecommunications -- 3.7%
     547,000  British Telecom.                         13,253,537
     279,991  Cable & Wireless Co.*                     4,003,083
      58,000  Energis PLC*                              2,787,200
     2,855,000  Vodafone Airtouch PLC                  14,231,189
                                                     ------------
                                                      145,061,356
                                                     ------------
TOTAL COMMON STOCKS
  (Cost $558,425,531)                                 918,148,668
                                                     ------------

----------------------------
REPURCHASE AGREEMENT -- 1.5%
----------------------------

Principal
Amount                                                      Value
-----------------------------------------------------------------

$   14,428,000  State Street Bank & Trust Co.
repurchase agreement, dated
12/31/99, maturity value
$14,431,006 at 2.50% due 1/3/00(1)                   $ 14,428,000
                                                     ------------
TOTAL REPURCHASE AGREEMENT
  (Cost $14,428,000)                                   14,428,000
                                                     ------------
TOTAL INVESTMENTS -- 99.9%
  (Cost $572,853,531)                                 932,576,668

CASH, RECEIVABLES AND OTHER
  ASSETS LESS LIABILITIES -- 0.1%                         967,274
                                                     ------------

-----------------------------------------------------------------
NET ASSETS -- 100.0%                                 $933,543,942
                                                     ============
-----------------------------------------------------------------

Glossary of terms:
ADR -- American Depositary Receipt.
GDR -- Global Depositary Receipt.

(1) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

                       See notes to financial statements.

*     Non-income producing security.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF ASSETS
AND LIABILITIES
December 31, 1999

ASSETS
   Investments, at market (cost $572,853,531)                     $ 932,576,668
   Cash                                                                     959
   Foreign currency (cost $1,122,612)                                   997,318
   Dividends receivable                                                 535,441
   Dividend reclaims receivable                                         504,138
   Receivable for fund shares sold                                      255,318
   Interest receivable                                                    1,002
                                                                  -------------
   TOTAL ASSETS                                                     934,870,844
                                                                  -------------

LIABILITIES
   Accrued expenses                                                     850,356
   Payable for fund shares redeemed                                     476,546
                                                                  -------------
   TOTAL LIABILITIES                                                  1,326,902
                                                                  -------------
     NET ASSETS                                                   $ 933,543,942
                                                                  =============

COMPONENTS OF NET ASSETS
   Capital stock, at par                                          $   3,486,592
   Additional paid-in capital                                       554,286,035
   Distributions in excess of net investment income                  (2,497,259)
   Accumulated net realized gain on investments
     and foreign currency related transactions                       18,694,823
   Net unrealized appreciation of investments
     and translation of other assets and
     liabilities denominated in foreign currencies                  359,573,751
                                                                  -------------
     NET ASSETS                                                   $ 933,543,942
                                                                  =============

   Shares Outstanding -- $0.10 par value                             34,865,924
                                                                  -------------

NET ASSET VALUE PER SHARE                                         $       26.78
                                                                  =============

STATEMENT OF OPERATIONS
YEAR ENDED
December 31, 1999

Investment Income:
   Dividends                                                      $  10,776,920
   Interest                                                             286,590
   Less: Foreign tax withheld                                        (1,174,321)
                                                                  -------------
   Total Income                                                       9,889,189
                                                                  -------------

Expenses:
   Investment advisory fees -- Note B                                 5,801,374
   Custodian fees                                                       968,997
   Printing expense                                                     140,000
   Audit fees                                                            22,734
   Directors' fees -- Note B                                             12,500
   Legal fees                                                             8,000
   Insurance expense                                                      1,741
   Registration fees                                                        916
   Other                                                                    700
                                                                  -------------
   Total Expenses                                                     6,956,962
                                                                  -------------
   Net Investment Income                                              2,932,227
                                                                  -------------

Realized and Unrealized Gain/(Loss) on
  Investments and Foreign Currencies -- Note C
  Net realized gain on investments -- Note A(1)                      79,577,048
  Net realized loss on foreign currency
    related transactions -- Note A                                   (3,505,893)
  Net change in unrealized appreciation of
    investments -- Note C                                           183,360,997
  Net change in unrealized depreciation from
    translation of assets and liabilities
    denominated in foreign currencies -- Note C                         (33,985)
                                                                  -------------
Net Realized and Unrealized Gain on
  Investments and Foreign Currencies                                259,398,167
                                                                  -------------
Net Increase in Net Assets
  from Operations                                                 $ 262,330,394
                                                                  =============

(1)   Net of accrued capital gains tax of $4,398.

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Baillie Gifford International Fund
----------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                                          Year ended December 31,
                                                                                           1999            1998
                                                                                      -------------    -------------
INCREASE/(DECREASE) IN NET ASSETS
 From Operations:
    Net investment income                                                             $   2,932,227    $   3,351,082
    Net realized gain on investments and foreign currency related transactions           76,071,155       40,487,438
    Net change in unrealized appreciation/(depreciation) on investments and
      translation of other assets and liabilities denominated in foreign currencies     183,327,012       71,008,066
                                                                                      -------------    -------------
      Net Increase in Net Assets from Operations                                        262,330,394      114,846,586
                                                                                      -------------    -------------

 Dividends and Distributions to Shareholders from:
    Net investment income                                                                (2,932,227)      (3,351,082)
    Distributions in excess of net investment income                                       (349,444)        (409,367)
    Net realized gain on investments                                                    (64,946,896)     (33,666,022)
                                                                                      -------------    -------------
      Total Dividends and Distributions to Shareholders                                 (68,228,567)     (37,426,471)
                                                                                      -------------    -------------

 From Capital Share Transactions:
    Net increase in net assets from capital share transactions -- Note E                 59,152,053       68,158,477
                                                                                      -------------    -------------
      Net Increase in Net Assets                                                        253,253,880      145,578,592

 Net Assets:
    Beginning of year                                                                   680,290,062      534,711,470
                                                                                      -------------    -------------
    End of year*                                                                      $ 933,543,942    $ 680,290,062
                                                                                      =============    =============

* Includes distributions in excess of net investment income of:                       $  (2,497,259)   $  (2,558,540)

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Baillie Gifford International Fund
----------------------------------

FINANCIAL HIGHLIGHTS
Selected data for a share of capital stock outstanding throughout the periods indicated:

                                                                 Year Ended December 31,
------------------------------------------------------------------------------------------------------------------
                                            1999            1998           1997             1996           1995
                                       -----------     -----------     -----------     -----------     -----------
Net asset value,
   beginning of year ...............   $     20.92     $     18.27     $     17.26     $     15.37     $     14.69
                                       -----------     -----------     -----------     -----------     -----------
Income from investment operations:
   Net investment income ...........          0.10            0.13            0.15            0.15            0.16
   Net realized and unrealized
  gain on investments and
translation of other assets and
liabilities denominated
in foreign currencies ..............          7.86            3.73            1.91            2.21            1.49
                                       -----------     -----------     -----------     -----------     -----------
   Net increase from
  investment operations ............          7.96            3.86            2.06            2.36            1.65
                                       -----------     -----------     -----------     -----------     -----------

Dividends and Distributions to
   Shareholders from:
   Net investment income ...........         (0.09)          (0.11)          (0.15)          (0.14)          (0.15)
   Distributions in excess of net
  investment income ................         (0.01)          (0.01)          (0.15)          (0.10)          (0.12)
   Net realized gain on investments
  and foreign currency related
  transactions .....................         (2.00)          (1.09)          (0.75)          (0.23)          (0.70)
                                       -----------     -----------     -----------     -----------     -----------
   Total dividends and distributions         (2.10)          (1.21)          (1.05)          (0.47)          (0.97)
                                       -----------     -----------     -----------     -----------     -----------
Net asset value, end of year .......   $     26.78     $     20.92     $     18.27     $     17.26     $     15.37
                                       -----------     -----------     -----------     -----------     -----------

Total return* ......................         39.11%          21.17%          11.93%          15.41%          11.23%
                                       -----------     -----------     -----------     -----------     -----------

Ratios/supplemental data:
   Net assets, end of year
  (000's omitted) ..................   $   933,544     $   680,290     $   534,711     $   456,203     $   317,287
   Ratio of expenses to average
  net assets .......................          0.96%           0.98%           0.97%           0.98%           0.99%
   Ratio of net investment income
  to average net assets ............          0.40%           0.55%           0.74%           0.94%           0.97%
   Portfolio turnover
  rate .............................            52%             47%             51%             38%             52%

* Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC's variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Baillie Gifford Emerging Markets Fund
-------------------------------------

SCHEDULE OF INVESTMENTS
December 31, 1999

----------------------
COMMON STOCKS -- 97.4%
----------------------

Shares                                                      Value
-----------------------------------------------------------------

ARGENTINA -- 1.7%
   Banks  -- 0.5%
      34,800  Banco Rio de la Plata S.A. ADR*        $    424,125
   Real Estate  -- 0.3%
       9,812  IRSA Inversiones Y Represente GDR           317,050
   Retail-Food  -- 0.5%
      56,500  Imp. Y Exp. Patagonia                       497,272
   Telecommunications  -- 0.4%
        12,170  Telefonica de Argentina S.A. ADR          375,749
                                                     ------------
                                                        1,614,196
                                                     ------------
BRAZIL -- 8.6%
   Banks -- 0.5%
   5,400,000  Banco Itau S.A.                             463,327
   Gas Distribution -- 0.2%
      17,007  Ultrapar Participacoes S.A. ADR*            195,581
   Paper Products -- 0.5%
      16,870  Aracruz Celulose S.A. ADR*                  442,837
   Petroleum Services -- 1.3%
      48,400  Petroleo Brasileiro S.A. ADR              1,234,200
   Real Estate -- 0.3%
      18,100  Brazil Realty S.A. GDR*                     242,546
   Retail-Food -- 0.8%
      23,720  Comp. Brasileiras de Dist. ADR*             766,452
   Telecommunications -- 3.9%
  42,000,000  Embratel Participacoes S.A.*                702,131
      17,650  Embratel Participacoes S.A. ADR             480,962
       9,618  Telecom. Centro Sul Participacoes ADR       600,638
  21,027,300  Telecom. de Sao Paolo                       286,339
      26,600 Telecom. Norte Leste Participacoes ADR* 678,300 115,001,000 Telecom. Sudeste Celular
Participacoes S.A.*                                       849,865
   Textile-Apparel and Production -- 0.5%
     136,800  Confeccoes Guararapes S.A.*                 424,069
   Utilities-Electric and Water -- 0.6%
        25,000  Comp. Energetica de Minas ADR             550,000
                                                     ------------
                                                        7,917,247
                                                     ------------
CHILE -- 1.4%
   Chemicals -- 0.2%
       6,040  Sociedad Quimica Y Minera
de Chile S.A. ADR*                                        190,638
   Mining -- 0.7%
      87,000  Antofagasta Hldgs.                          604,284
   Mutual Funds -- 0.3%
       8,930  Genesis Chile Fund*                         280,223
   Telecommunications -- 0.2%
        10,200  Comp. de Telecom. de Chile ADR            186,150
                                                     ------------
                                                        1,261,295
                                                     ------------
COLOMBIA -- 0.3%
   Retail-Food -- 0.3%
       116,911  Almacenes Exito S.A.                      280,586
                                                     ------------
CZECH REPUBLIC -- 0.5%
   Telecommunications -- 0.5%
        26,500  SPT Telecom. AS*                        $ 427,789
                                                     ------------
GREECE -- 1.0%
   Banks -- 0.4%
       4,387  Alpha Credit Bank*                          343,517
   Hospitals and Health Care -- 0.3%
       5,500  Athens Medical Care S.A.*                   284,735
   Telecommunications -- 0.3%
        22,890  Panafon Hellenic Telecom S.A.*            307,342
                                                     ------------
                                                          935,594
                                                     ------------
HONG KONG -- 3.8%
   Banks -- 0.5%
     160,000  Guoco Group                                 487,811
   Computer Systems -- 1.7%
     636,000  Legend Hldgs. Ltd.                        1,574,966
   Conglomerates -- 0.7%
     800,000  First Pacific Co. Ltd.*                     622,628
   Real Estate -- 0.7%
      49,000  Cheung Kong Hldgs.                          620,891
   Utilities -- 0.2%
     1,116,000  Shandong Int'l. Power*                    157,921
                                                     ------------
                                                        3,464,217
                                                     ------------
HUNGARY -- 3.3%
   Banks -- 1.1%
      17,500  OTP Bank*                                 1,025,152
   Chemicals -- 0.5%
      11,000  BorsodChem RT                               450,784
   Pharmaceuticals -- 0.9%
      12,000  Richter Gedeon VEG*                         789,674
   Telecommunications -- 0.8%
       110,000  Matav RT*                                 770,906
                                                     ------------
                                                        3,036,516
                                                     ------------
INDIA -- 12.5%
   Computer Software -- 12.5%
      31,200  Aptech Ltd.*                              1,267,366
      10,000  Hughes Software Systems*                    955,552
      16,400  Infosys Technology Ltd.                   5,472,793
      39,000  NIIT Ltd.                                 2,972,562
      17,000  Satyam Computer Services Ltd.*              859,379
                                                     ------------
                                                       11,527,652
                                                     ------------
ISRAEL -- 2.7%
   Banks -- 0.7%
     317,000  Bank Leumi Le -- Isral                      666,870
   Computer Software -- 0.4%
      25,000  Sapiens Int'l. Corp. NV*                    410,938
   Conglomerates -- 0.7%
      41,000  Clal Industries*                            386,848
      11,000  Koors Industries Ltd. ADR                   220,000

                       See notes to financial statements.

*     Non-income producing security.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares                                                      Value
-----------------------------------------------------------------

   Electronic Equipment -- 0.2%
       5,700  ECI Telecom. Ltd.                         $ 180,263
   Telecommunications -- 0.7%
        37,000  Elbit Ltd.*                               654,437
                                                     ------------
                                                        2,519,356
                                                     ------------
MALAYSIA -- 3.0%
   Banks -- 1.3%
     351,000  Malayan Banking Berhad                    1,246,974
   Food, Beverage and Tobacco -- 0.2%
     130,000  RJ Reynolds Berhad                          161,474
   Telecommunications -- 0.7%
   1,100,000  Technology Resources Inds. Berhad*          680,263
   Utilities -- 0.8%
       271,000  Tenaga Nasional                           698,895
                                                     ------------
                                                        2,787,606
                                                     ------------
MEXICO -- 12.0%
   Banks -- 0.7%
     160,000  Grupo Financiero Banamex
                Accival S.A. de C.V.*                     641,689
   Conglomerates -- 1.2%
      82,600  Alfa S.A.*                                  387,937
      11,280  Desc S.A. de C.V. ADR*                      188,940
      11,200  Fomento Economico Mexicano ADR*             498,400
   Construction -- 0.4%
     231,600  Consorcio Ara S.A. de C.V.*                 383,759
   Financial Services -- 0.3%
     201,400  Grupo Financiero Banorte*                   303,960
   Food, Beverage and Tobacco -- 0.7%
     222,000  Grupo Continental                           323,335
     140,000  Grupo Industrial Bimbo S.A.*                312,507
   Media and Entertainment -- 2.3%
     340,000  Corp. Interamericana Entretenimiento*     1,358,206
      11,900  Grupo Television S.A. de C.V. ADR*          812,175
   Metals -- 0.7%
      46,900  Tubos de Acero*                             618,239
   Paper Products -- 0.4%
     104,000  Kimberly Clark Mexico                       406,121
   Real Estate -- 0.4%
      95,300  Corp. Geo S.A. de C.V.*                     359,072
   Retail Trade -- 1.1%
      62,400  Grupo Elektra S.A. de C.V. GDR*             600,600
      82,700  Organiz. Soriana*                           379,678
   Telecommunications -- 3.8%
     110,500  Grupo Carso Global Telecom.*              1,037,942
        21,800  Telefonos de Mexico S.A. ADR            2,452,500
                                                     ------------
                                                       11,065,060
                                                     ------------
PANAMA -- 0.3%
   Banks -- 0.3%
        13,800  Banco Latinoamericano de
                  Exportaciones S.A.*                     324,300
                                                     ------------
PEOPLE'S REPUBLIC OF CHINA -- 0.4%
   Electrical Equipment -- 0.4%
       500,000  Guandong Kelon Elec. Hldgs.*              379,494
                                                     ------------
PERU -- 1.0%
   Banks -- 0.2%
      18,300  Credicorp Ltd.*                             219,600
   Mining -- 0.4%
      20,700  Comp. de Minas Buenaventura ADR             332,494
   Telecommunications -- 0.4%
        26,400  Telefonica del Peru S.A. ADR              353,100
                                                     ------------
                                                          905,194
                                                     ------------
POLAND -- 1.4%
   Banks -- 0.5%
      15,260  Bank Roswoju Eksport*                       483,449
   Metals -- 0.4%
      58,500  KGHM Polska Miedz                           367,836
   Telecommunications -- 0.5%
        70,000  Telekomunikacja Polska GDR                446,250
                                                     ------------
                                                        1,297,535
                                                     ------------
QATAR -- 0.7%
   Computer Software -- 0.7%
        86,000  Qatar Tele QSC (Q-Tell) GDR*              660,050
                                                     ------------
SOUTH AFRICA -- 6.9%
   Banks -- 0.7%
     150,000  Standard Bank Investment Corp. Ltd.*        622,664
   Conglomerates -- 1.0%
      90,000  Bidvest Group Ltd.*                         878,798
   Electronic Equipment -- 2.0%
      32,000  MIH Ltd. Tortola*                         1,888,000
   Metals -- 0.6%
     170,000  Gold Fields of South Africa*                414,297
     139,800  Northam Platinum                            174,892
   Mining -- 1.7%
      78,000  Anglovaal Mining Ltd.                       679,253
     117,000  Ashanti Goldfields Co. Ltd. GDR*            307,125
      19,600  De Beers Centenary                          570,008
   Tobacco -- 0.9%
        33,000  Compagnie Financiere Richemont AG         816,019
                                                     ------------
                                                        6,351,056
                                                     ------------
SOUTH KOREA -- 16.4%
   Banks -- 1.0%
      56,300  Hanvit Bank GDR*                            363,135
      41,816  Kookmin Bank GDR                            607,377
   Conglomerates -- 1.1%
      68,000  Samsung Co.*                              1,018,054
   Construction -- 1.1%
      25,797  Tae Young Corp.*                            999,620

                       See notes to financial statements.

*     Non-income producing security.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Baillie Gifford Emerging Markets Fund
-------------------------------------

SCHEDULE OF INVESTMENTS
December 31, 1999

Shares                                                      Value
-----------------------------------------------------------------
   Electronic Equipment -- 6.2%
      77,000  Comtec System*                          $ 1,044,298
      53,250  Sam Hwa Electronics Co.*                    914,465
      13,000  Samsung Electro-Mechanics Co.*              864,377
      12,400  Samsung Electronics*                      2,904,800
   Financial Services -- 0.7%
      30,000  Dongwon Securities*                         647,292
   Metals -- 1.8%
      46,200  Pohang Iron & Steel Co. Ltd. ADR          1,617,000
   Telecommunications -- 1.4%
      33,990  SK Telecom Ltd. ADR                       1,304,366
   Telecommunications-Specialty -- 1.9%
      26,100  Korea Thrunet Co. Ltd.*                   1,771,538
   Utilities-Electric -- 1.2%
        65,000  Korea Electric Power Corp. ADR          1,088,750
                                                     ------------
                                                       15,145,072
                                                     ------------
SPAIN -- 1.1%
   Telecommunications-Specialty -- 1.1%
        18,000  Terra Networks S.A. ADR*                  985,500
                                                     ------------
TAIWAN -- 11.2%
   Banks -- 0.9%
     697,000  First Commercial Bank*                      868,335
         101  ICBC*                                           113
   Electronics and Instruments -- 9.6%
     264,500  Accton Technology Corp.*                    897,539
     164,000  Accton Technology Corp. GDR*              1,193,100
     147,000  Hon Hai Precision*                        1,096,001
     541,000  Mitac Int'l. Corp.*                         829,125
     235,200  Taiwan Secom*                               674,462
     294,340  Taiwan Semiconductor*                     1,566,187
     434,200  United Micro Electronic*                  1,549,479
      44,000  Winbond Electronic Corp. GDR*             1,017,500
   Financial Services -- 0.7%
       424,200  China Development Industrial Bank*        675,801
                                                     ------------
                                                       10,367,642
                                                     ------------
THAILAND -- 1.6%
   Real Estate -- 0.8%
   1,523,300  Golden Land Ppty.*                          788,646
   Telecommunications -- 0.8%
       180,000  Total Access Communication
                  Public Co.*                             709,200
                                                     ------------
                                                        1,497,846
                                                     ------------
TURKEY -- 5.0%
   Banks -- 3.0%
     110,700  Haci Omer Sabanci Hldgs. S.A. ADR*        1,466,775
  41,260,000  Yapi ve Kredi Bankasi A.S.*               1,274,161
   Electronic Equipment -- 0.5%
   1,876,000  Vestel Elektronik Sanayi ve Ticaret A.S.*   449,631
   Media -- 1.0%
  50,400,000  Hurriyet Gazetecilik ve Matbaacilik A.S.*   929,204
   Retail-Appliances -- 0.5%
     7,706,000  Arcelik A.S.*                             504,357
                                                     ------------
                                                        4,624,128
                                                     ------------
VENEZUELA -- 0.6%
   Telecommunications -- 0.6%
        21,000  Compania Anonima Nacional
                  Telefonos de Venezuela ADR*             517,125
                                                     ------------

TOTAL COMMON STOCKS
  (Cost $60,180,272)                                   89,892,056
                                                     ------------

  ------------------------
  PREFERRED STOCKS -- 1.5%
  ------------------------

      20,900  Comp. Vale do Rio Doce                   $  578,467
      94,000  Confeccoes Guararapes S.A. *                291,392
       521,000  Itausa -- Investimentos Itau S.A.         539,314
                                                     ------------

TOTAL PREFERRED STOCKS
  (Cost $1,151,741)                                     1,409,173
                                                     ------------

  ----------------------------
  REPURCHASE AGREEMENT -- 1.7%
  ----------------------------

Principal
Amount                                                      Value
-----------------------------------------------------------------
$    1,545,000  State Street Bank & Trust Co.
                repurchase agreement, dated
                12/31/99, maturity value
                $1,545,322 at 2.50% due 1/3/00(1)    $  1,545,000
                                                     ------------
TOTAL REPURCHASE AGREEMENT
  (Cost $1,545,000)                                     1,545,000
                                                     ------------
TOTAL INVESTMENTS -- 100.6%
  (Cost $62,877,013)                                   92,846,229

LIABILITIES IN EXCESS OF CASH,
  RECEIVABLES AND OTHER
    ASSETS -- (0.6%)                                    (589,805)
                                                     ------------

-----------------------------------------------------------------
NET ASSETS -- 100.0%                                $ 92,256,424
                                                    ============
-----------------------------------------------------------------

Glossary of terms:

ADR -- American Depositary Receipt.
GDR -- Global Depositary Receipt.

(1) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

                       See notes to financial statements.

*     Non-income producing security.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF ASSETS
AND LIABILITIES
December 31, 1999

ASSETS
   Investments, at market (cost $62,877,013)                       $ 92,846,229
   Cash                                                                     788
   Foreign currency (cost $235,514)                                     237,422
   Receivable for fund shares sold                                      250,229
   Dividends receivable                                                 165,448
   Dividend reclaims receivable                                             316
   Interest receivable                                                      107
                                                                   ------------
   TOTAL ASSETS                                                      93,500,539
                                                                   ------------

LIABILITIES
   Accrued foreign capital gains tax                                  1,124,027
   Accrued expenses                                                     120,088
                                                                   ------------
   TOTAL LIABILITIES                                                  1,244,115
                                                                   ------------
     NET ASSETS                                                    $ 92,256,424
                                                                   ============

COMPONENTS OF NET ASSETS
   Capital stock, at par                                           $    724,533
   Additional paid-in capital                                        73,356,548
   Distributions in excess of net investment income                  (1,236,713)
   Accumulated net realized loss on
     investments and foreign currency
     related transactions                                           (10,549,733)
   Net unrealized appreciation of investments
     and translation of other assets and
     liabilities denominated in foreign currencies                   29,961,789
                                                                   ------------
     NET ASSETS                                                    $ 92,256,424
                                                                   ============

   Shares Outstanding -- $0.10 par value                              7,245,334
                                                                   ------------

NET ASSET VALUE PER SHARE                                          $      12.73
                                                                   ============

STATEMENT OF OPERATIONS
YEAR ENDED
December 31, 1999

Investment Income:
   Dividends                                                       $    994,214
   Interest                                                              93,498
   Less: Foreign tax withheld                                          (116,468)
                                                                   ------------
   Total Income                                                         971,244
                                                                   ------------

Expenses:
   Investment advisory fees -- Note B                                   622,152
   Custodian fees                                                       222,206
   Audit fees                                                            22,733
   Printing expense                                                      15,000
   Directors' fees -- Note B                                             12,500
   Registration fees                                                      2,000
   Legal fees                                                             1,019
   Amortization of organization cost                                        400
   Insurance expense                                                        129
   Other                                                                    700
                                                                   ------------
   Total Expenses                                                       898,839
                                                                   ------------

   Net Investment Income                                                 72,405
                                                                   ------------

Realized and Unrealized Gain/(Loss) on
 Investments and Foreign Currencies -- Note C
   Net realized gain on investments -- Note A                         4,361,428
   Net realized loss on foreign currency related
     transactions -- Note A                                            (239,066)
   Net change in unrealized depreciation of
     investments -- Note C                                           34,299,017
   Net change in unrealized depreciation from
     translation of other assets and liabilities
     denominated in foreign currencies -- Note C                         (2,961)
   Foreign Capital Gains Tax                                         (1,384,923)
                                                                   ------------
Net Realized and Unrealized Gain on
   Investments and Foreign Currencies                                37,033,495
                                                                   ------------
Net Increase in Net Assets
  from Operations                                                  $ 37,105,900
                                                                   ============

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Baillie Gifford Emerging Markets Fund
-------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                                            Year ended December 31,
                                                                                            1999             1998
                                                                                        ------------    ------------
INCREASE/(DECREASE) IN NET ASSETS
  From Operations:
    Net investment income                                                               $     72,405    $    754,935
    Net realized gain/(loss) on investments and foreign currency related transactions      2,737,439     (13,850,318)
    Net change in unrealized appreciation/(depreciation) on investments and
      translation of other assets and liabilities denominated in foreign currencies       34,296,056      (7,925,022)
                                                                                        ------------    ------------
      Net Increase/(Decrease) in Net Assets from Operations                               37,105,900     (21,020,405)
                                                                                        ------------    ------------
  Distributions to Shareholders from:
    Tax return of capital                                                                         --        (481,281)
                                                                                        ------------    ------------
      Total Distributions to Shareholders                                                         --        (481,281)
                                                                                        ------------    ------------
  From Capital Share Transactions:
    Net increase/(decrease) in net assets from capital share transactions -- Note E        4,486,963     (14,848,462)
                                                                                        ------------    ------------
      Net Increase/(Decrease) in Net Assets                                               41,592,863     (36,350,148)

  Net Assets:
    Beginning of year                                                                     50,663,561      87,013,709
                                                                                        ------------    ------------
    End of year*                                                                        $ 92,256,424    $ 50,663,561
                                                                                        ============    ============

* Includes undistributed/(distributions in excess of) net
  investment income of:                                                                 $ (1,236,713)   $    (32,675)

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
Selected data for a share of capital stock outstanding throughout the periods indicated:

                                                                              Year Ended December 31,
                                                         -------------------------------------------------------------------
                                                            1999         1998           1997           1996          1995
                                                         -------------------------------------------------------------------
Net asset value,
  beginning of year .................................   $     7.39    $    10.17     $    10.54     $     8.46    $     8.68
                                                        ----------    ----------     ----------     ----------    ----------
Income from investment operations:
  Net investment income .............................         0.01          0.09           0.09           0.07          0.07
 Net realized and unrealized gain/(loss) on
    investments and translation of other
assets and liabilities denominated in
foreign currency ....................................         5.33         (2.81)          0.12           2.01         (0.12)
                                                        ----------    ----------     ----------     ----------    ----------
 Net increase/(decrease) from investment
    operations ......................................         5.34         (2.72)          0.21           2.08         (0.05)
                                                        ----------    ----------     ----------     ----------    ----------

Dividends and Distributions
  to Shareholders from:
  Net investment income .............................           --            --          (0.06)            --         (0.07)
  Distributions in excess of
  net investment income .............................           --            --             --             --         (0.10)
 Net realized gain on investments ...................           --            --          (0.33)            --            --
  In excess of net realized gain on investments .....           --            --          (0.19)            --            --
  Tax return of capital .............................           --         (0.06)            --             --            --
                                                        ----------    ----------     ----------     ----------    ----------
 Total dividends and distributions ..................           --         (0.06)         (0.58)            --         (0.17)
                                                        ----------    ----------     ----------     ----------    ----------
Net asset value, end of year ........................   $    12.73    $     7.39     $    10.17     $    10.54    $     8.46
                                                        ----------    ----------     ----------     ----------    ----------

Total return* .......................................        72.26%       (26.77)%         1.97%         24.59%        (0.60)%
                                                        ----------    ----------     ----------     ----------    ----------
Ratios/supplemental data:
 Net assets, end of year (000's omitted) ............   $   92,256    $   50,664     $   87,014     $   67,062    $   34,218
 Ratio of expenses to average net assets ............         1.44%         1.49%          1.40%          1.53%         1.67%
 Ratio of net investment income to average net assets         0.12%         1.16%          0.76%          0.85%         0.89%
 Portfolio turnover rate ............................           96%           69%            64%            46%           52%

* Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC's variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Small Cap Stock Fund
---------------------------------

SCHEDULE OF INVESTMENTS
December 31, 1999

----------------------
COMMON STOCKS -- 90.2%
----------------------

Shares                                                     Value
----------------------------------------------------------------

 Aerospace and Defense  -- 0.7%
     11,200   Alliant Techsystems, Inc.*            $    697,900
     20,200   L-3 Comm. Hldgs., Inc.*                    840,825
     15,100   Newport News Shipbuilding Corp.            415,250
                                                    ------------
                                                       1,953,975
                                                    ------------
 Appliance and Furniture -- 0.7%
     60,150   Ethan Allen Interiors, Inc.              1,928,559
                                                    ------------
 Biotechnology -- 1.5%
     25,400   Caliper Technologies, Inc.*              1,695,450
     15,400   Enzon, Inc.*                               667,975
      6,900   Millenium Pharmaceuticals, Inc.*           841,800
      6,800   Sepracor, Inc.*                            674,475
                                                    ------------
                                                       3,879,700
                                                    ------------
 Broadcasting -- 8.3%
      5,000   ACME Comm., Inc.*                          166,250
     51,000   Adelphia Comm. Corp.*                    3,346,875
     62,800   Citadel Comm. Corp.*                     4,074,150
     26,200   Classic Comm., Inc.*                       957,938
     37,238   Cox Comm., Inc.*                         1,917,757
     17,300   Cox Radio, Inc.*                         1,725,675
     23,500   Cumulus Media, Inc.*                     1,192,625
     25,200   Entercom Comm. Corp.*                    1,663,200
     34,300   Insight Enterprises, Inc.*               1,016,138
     34,200   Jones Intercable, Inc.*                  2,370,488
      9,600   OpenTV Corp.*                              770,400
     10,000   Radio Unica Comm., Inc.*                   288,750
      8,000   RealNetworks, Inc.*                        962,500
     25,000   Spanish Broadcasting Systems, Inc.*      1,006,250
                                                    ------------
                                                      21,458,996
                                                    ------------
 Building Materials and Homebuilders -- 3.6%
     16,000   Centex Corp.                               395,000
     58,000   Crossman Communities, Inc.*                899,000
     18,900   Elcor Chemical Corp.                       569,362
     58,000   Lafarge Corp.                            1,602,250
     51,000   M.D.C. Hldgs., Inc.                        800,062
     21,300   Martin Marietta Materials, Inc.            873,300
     47,550   National RV Hldgs., Inc.*                  915,337
     17,600   Southdown, Inc.                            908,600
     61,800   Thor Industries, Inc.                    1,881,038
    55,000    U.S. Concrete, Inc.*                       330,000
                                                    ------------
                                                       9,173,949
                                                    ------------
 Capital Goods-Miscellaneous Technology -- 4.4%
     18,336   At Home, Inc.*                             786,156
     10,600   CMGI, Inc.*                              2,934,875
      6,200   CNET, Inc.*                                351,850
     17,200   Critical Path, Inc.*                     1,623,250
      1,000   Freemarkets, Inc.*                         341,313
      6,300   Intertrust Technologies Corp.*             741,037
     31,600   National Computer Systems, Inc.          1,188,950
     10,000   Netzero, Inc.*                             269,375
     23,100   Profit Recovery Group Int'l., Inc.*        613,594
     34,000   Xircom, Inc.*                            2,550,000
                                                    ------------
                                                      11,400,400
                                                    ------------
 Chemicals -- 1.0%
     24,000   Cabot Corp.                                489,000
     13,100   Dexter Corp.                               520,725
     16,500   MacDermid, Inc.                            677,531
     29,900   Spartech Corp.                             964,275
                                                    ------------
                                                       2,651,531
                                                    ------------
 Computer Software -- 9.1%
      3,000   Agile Software Corp.*                      651,703
      6,300   Akamai Technologies, Inc.*               2,064,037
      9,200   Bea Systems, Inc.*                         643,425
     10,600   Broadvision, Inc.*                       1,802,662
      5,400   Commerce One, Inc.*                      1,061,100
      8,000   Cybersource Corp.*                         414,000
      4,700   Digital Impact, Inc.*                      235,587
      2,500   E.Piphany, Inc.*                           557,812
      3,100   Engage Technologies, Inc.*                 186,000
     22,600   Fulton Financial Corp.                     406,800
     15,000   Inktomi Corp.*                           1,331,250
      3,700   Interwoven, Inc.*                          450,013
     10,000   KANA Comm., Inc.*                        2,050,000
      9,300   Legato Systems, Inc.*                      639,956
     29,900   Macromedia, Inc.*                        2,186,438
      6,100   Mercury Interactive Corp.*                 658,419
      3,000   Red Hat, Inc.*                             633,750
      2,500   Silknet Software, Inc.*                    414,375
      1,200   VA Linux Systems, Inc.*                    247,950
     22,800   VeriSign, Inc.*                          4,353,375
     12,500   Visio Corp.*                               593,750
     8,300    Vitria Technology, Inc.*                 1,942,200
                                                    ------------
                                                      23,524,602
                                                    ------------
 Computer Systems -- 4.2%
      5,000   Alteon Websystems, Inc.*                   438,750
      6,200   Cacheflow, Inc.*                           810,263
      4,100   Cobalt Networks, Inc.*                     444,338
      8,800   Emulex Corp.*                              990,000
     10,800   FiniStar Corp.*                            970,650
        500   Foundry Networks, Inc.*                    150,844
     25,600   Henry Jack & Associates, Inc.            1,374,400
     34,300   The Intercept Group, Inc.*               1,018,281
      6,300   JNI Corp.*                                 415,800
     50,000   Network Appliance, Inc.*                 4,153,125
                                                    ------------
                                                      10,766,451
                                                    ------------

                       See notes to financial statements.

*     Non-income producing security.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares                                                     Value
----------------------------------------------------------------

 Drugs and Hospitals -- 2.3%
     23,700   Alpharma, Inc.                          $  728,775
      9,500   Andrx Corp.*                               401,969
      8,000   Idec Pharmaceuticals Corp.*                786,000
     28,600   Jones Pharma, Inc.                       1,242,312
     21,100   King Pharmaceuticals, Inc.*              1,182,919
     59,350   United Payors & United Prov., Inc.*        982,984
     19,200   Watson Pharmaceuticals, Inc.*              687,600
                                                    ------------
                                                       6,012,559
                                                    ------------
 Electrical Equipment -- 2.1%
     25,000   Celestica, Inc.*                         1,387,500
     15,600   DII Group, Inc.*                         1,107,112
     20,800   Flextronics Int'l. Ltd.*                   956,800
     44,500   Plexus Corp.*                            1,958,000
                                                    ------------
                                                       5,409,412
                                                    ------------
 Electronics and Instruments -- 0.2%
     11,000   Power Integrations, Inc.*                  527,312
                                                    ------------

 Electronics-Semiconductors -- 1.0%
     11,800   AVX Corp.                                  589,262
      9,400   Epcos AG*                                  702,063
     22,500   Integrated Device Technology, Inc.*        652,500
     11,700   Lattice Semiconductor Corp.*               551,363
                                                    ------------
                                                       2,495,188
                                                    ------------
 Entertainment -- 0.0%
      5,000   World Wrestling Federation Etmt.*           86,250
                                                    ------------

 Financial-Banks -- 4.8%
     11,800   Commerce Bancorp, Inc.*                    477,162
     28,300   Cullen Frost Bankers, Inc.                 728,725
     38,800   First Tenn Nat'l. Corp.                  1,105,800
      1,000   M & T Bank Corp.                           414,250
     20,300   Marshall & Ilsley Corp.*                 1,275,094
     36,000   National Commerce Bancorp                  816,750
     75,200   North Fork Bancorp                       1,316,000
     26,500   U.S. Trust Corp.                         2,124,969
     58,800   Valley National Bancorp                  1,646,400
     42,100   Zions Bancorp                            2,491,794
                                                    ------------
                                                      12,396,944
                                                    ------------
 Financial-Other -- 0.9%
     24,000   Dain Rauscher Corp.                      1,116,000
     27,300   DLJ Direct*                                370,256
      6,100   Investment Technology Group, Inc.*         175,375
      6,100   Jefferies Group, Inc.                      134,200
     13,300   Legg Mason, Inc.                           482,125
                                                    ------------
                                                       2,277,956
                                                    ------------
 Financial-Thrift -- 2.0%
     65,000   Bay View Capital Corp.*                    922,187
     41,900   Commercial Federal Corp.                   746,344
     27,500   Dime Bancorp, Inc.*                        415,938
    130,148   Peoples Heritage Financial Group*        1,960,354
     40,000   Waddell & Reed Financial, Inc.           1,085,000
                                                    ------------
                                                       5,129,823
 Food, Beverage and Tobacco -- 0.6%
     31,300   Adolph Coors Co.                         1,643,250
                                                    ------------
 Footwear -- 0.0%
      7,600   Madden Steven Ltd.*                        144,875
                                                    ------------
 Household Products -- 0.4%
     37,400   Church & Dwight, Inc.                      998,112
                                                    ------------
 Insurance -- 0.7%
     19,500   Arthur J. Gallagher & Co.                1,262,625
     13,600   Hilb Rogal & Hamilton Co.                  384,200
     11,900   State Auto Financial Corp.                 108,587
                                                    ------------
                                                       1,755,412
                                                    ------------
 Machinery and Equipment  -- 0.7%
     57,300   JLG Industries, Inc.                       913,219
     27,800   Terex Corp.*                               771,450
                                                    ------------
                                                       1,684,669
                                                    ------------
 Machinery-Industrial Specialty -- 0.2%
     24,900   Shaw Group, Inc.*                          630,281
                                                    ------------
 Merchandising-Food -- 0.6%
    152,600   Grand Union Co.*                         1,545,075
                                                    ------------
 Merchandising-Special -- 4.4%
     42,700  3 DO Co.*                                   388,303
     56,000  Ames Department Stores, Inc.*             1,613,500
     20,000  Ann Taylor Stores Corp.*                    688,750
     96,100  BJ's Wholesale Club, Inc.*                3,507,650
     31,700  JAKKS Pacific, Inc.*                        592,394
     11,300  THQ, Inc.*                                  262,019
     36,200  United Stationers, Inc.*                  1,033,963
     70,300  Zale Corp.*                               3,400,762
                                                    ------------
                                                      11,487,341
                                                    ------------
 Metals-Miscellaneous -- 0.1%
     20,700  Ucar Int'l. Corp.*                          368,719
                                                    ------------
 Miscellaneous-Capital Goods -- 0.2%
     12,300  American Standards Cos., Inc.*              564,263
                                                    ------------

                       See notes to financial statements.

*     Non-income producing security.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Small Cap Stock Fund
---------------------------------

SCHEDULE OF INVESTMENTS
December 31, 1999 (continued)

Shares                                                     Value
----------------------------------------------------------------

 Miscellaneous-Consumer Growth Cyclical -- 1.6%
      9,500  Agency.com Ltd.*                         $  484,500
      5,300  Go2Net*                                     461,100
     16,700  Netratings, Inc.*                           803,688
      4,800  Retek, Inc.*                                361,200
      7,000  Sapient Corp.*                              986,562
      5,000  Viant Corp.*                                495,000
     16,000  Xpedior, Inc.*                              460,000
                                                    ------------
                                                       4,052,050
                                                    ------------
 Miscellaneous-Consumer Growth Staples -- 4.6%
     20,000  Expedia, Inc.*                              700,000
     28,200  Intuit, Inc.*                             1,690,237
     16,900  Lamar Advertising Co.*                    1,023,506
     26,300  Learning Tree Int'l.*                       736,400
     65,000  Optimal Robotics Corp.*                   2,421,250
     89,800  Valassis Comm., Inc.*                     3,794,050
     20,500  Young & Rubicam, Inc.                     1,450,375
                                                    ------------
                                                      11,815,818
                                                    ------------
 Oil and Gas Producing -- 1.0%
     15,100  Barrett Resources Corp.*                    444,506
     31,600  Louis Dreyfus Natural Gas Corp.*            572,750
     19,500  Newfield Exploration Co.*                   521,625
     29,250  Spinnaker Exploration Co.*                  413,156
     15,700  Stone Energy Corp.*                         559,313
                                                    ------------
                                                       2,511,350
                                                    ------------
 Oil and Gas Services -- 1.9%
     62,900  B.J. Svcs. Co.*                           2,630,006
     11,400  Cooper Cameron Corp.*                       557,888
     33,000  Maverick Tube Corp.*                        814,687
     60,000  Veritas DGC, Inc.*                          840,000
                                                    ------------
                                                       4,842,581
                                                    ------------
 Paper and Forest Products -- 0.4%
     33,700  Abitibi-Consolidated, Inc.                  400,188
     10,700  Bowater, Inc.                               581,144
                                                    ------------
                                                         981,332
                                                    ------------
 Real Estate Investment Trust -- 0.4%
     14,900  Alexandria Real Estate Equities             474,006
     16,000  Home Pptys. NY, Inc.                        439,000
                                                    ------------
                                                         913,006
                                                    ------------
 Semiconductors -- 1.9%
     46,000  Advanced Micro Devices, Inc.*             1,331,125
     14,300  Kemet Corp.*                                644,394
     18,600  QLogic Corp.*                             2,973,675
                                                    ------------
                                                       4,949,194
                                                    ------------
 Semiconductors-Communications -- 4.9%
     25,200  Applied Micro Circuits Corp.*             3,206,700
     13,200  AudioCodes Ltd.*                          1,214,400
     18,200  Cypress Semiconductor Corp.*                589,225
      7,400  DSP Group, Inc.*                            688,200
     13,300  Exar Corp.*                                 783,037
     25,400  Metalink Ltd.*                              517,525
      8,600  RF Micro Devices, Inc.*                     588,562
     11,300  Semtech Corp.*                              589,012
     18,300  Transwitch Corp.*                         1,327,894
     68,000  Xilinx, Inc.*                             3,091,875
                                                    ------------
                                                      12,596,430
                                                    ------------
 Semiconductors-Equipment -- 2.1%
     19,000  Advanced Energy Industries*                 935,750
      9,600  Credence Systems Corp.*                     830,400
     11,000  Cymer Corp.*                                506,000
     14,100  Helix Technology Corp.                      631,856
     16,400  KLA-Tencor Corp.*                         1,826,550
      6,800  Lam Resh Corp.*                             758,625
                                                    ------------
                                                       5,489,181
                                                    ------------
 Telecommunications -- 0.9%
     25,400  Airnet Comm., Inc.*                         923,925
     55,500  Gric Comm., Inc.*                         1,408,313
                                                    ------------
                                                       2,332,238
                                                    ------------
 Telecommunications-Equipment -- 6.3%
      7,500  Aether Systems, Inc.*                       537,188
     21,500  American Tower Corp.*                       657,094
     44,000  CommScope, Inc.*                          1,773,750
     24,800  Crown Castle, Int'l.*                       796,700
      9,600  Deltathree Comm., Inc.*                     247,200
     24,000  Dycom Industries, Inc.*                   1,057,500
     19,200  E Tek Dynamics, Inc.*                     2,584,800
      6,600  Harmonic, Inc.*                             626,588
      4,000  Juniper Networks, Inc.*                   1,360,000
     12,700  Metasolv Software, Inc.*                  1,038,225
      4,300  Optical Coating Lab., Inc.                1,272,800
     17,200  Pinnacle Hldgs.*                            728,850
      9,100  Scientific Atlanta, Inc.                    506,188
     13,900  SDL, Inc.*                                3,030,200
                                                    ------------
                                                      16,217,083
                                                    ------------

                       See notes to financial statements.

*     Non-income producing security.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares                                                     Value
----------------------------------------------------------------

 Telecommunications-Specialty -- 5.5%
     35,800  Exodus Comm., Inc.*                     $ 3,179,488
     14,600  Intermedia Comm., Inc.*                     566,663
     17,700  ITC Deltacom*                               488,962
     30,550  Metromedia Fiber Network, Inc.*           1,464,491
     22,200  Next Level Comm., Inc.*                   1,662,225
     60,000  Primus Telecomm. Group, Inc.*             2,295,000
      7,500  Silicon Image, Inc.*                        525,469
      4,000  Sycamore Networks, Inc.*                  1,232,000
     14,200  Telecorp PCS, Inc.*                         539,600
     13,900  Time Warner Telecom, Inc.*                  694,131
     16,200  Tritel, Inc.*                               513,338
     12,400  Virata Corp.*                               370,450
      8,800  Winstar Comm., Inc.*                        662,200
                                                    ------------
                                                      14,194,017
                                                    ------------
 Textile-Apparel and Production -- 0.7%
     29,000  Mohawk Industries, Inc.*                    764,875
     65,000  Shaw Industries, Inc.                     1,003,437
                                                    ------------
                                                       1,768,312
                                                    ------------
 Utilities-Electric -- 2.4%
     39,300  Calpine Corp.*                            2,515,200
      9,000  CH Energy Group                             297,000
     16,200  Energy East Corp.*                          337,162
     66,100  Nisource, Inc.*                           1,181,538
      5,500  Otter Tail Power Co.                        206,250
     24,700  Philadelphia Subn. Corp.*                   510,981
     31,000  TNP Enterprises, Inc.                     1,278,750
                                                    ------------
                                                       6,326,881
                                                    ------------
 Utilities-Gas and Pipeline -- 0.6%
     15,700  Equitable Res., Inc.                        523,987
     30,800  Midcoast Energy Res.                        515,900
     12,600  National Fuel Gas Co.                       585,900
                                                    ------------
                                                       1,625,787
                                                    ------------
 Utilities-Water -- 0.3%
     10,400  E'Town Corp.                                647,400
                                                    ------------
TOTAL COMMON STOCKS
  (Cost $150,112,987)                                233,158,264
                                                    ------------

  ----------------------------
  REPURCHASE AGREEMENT -- 8.3%
  ----------------------------

Principal
Amount                                                     Value
----------------------------------------------------------------

$   21,355,000  State Street Bank & Trust Co.
                repurchase agreement,
                dated 12/31/99, maturity
                value $21,360,784 at 3.25%,
                due 1/3/00(1)                       $ 21,355,000
                                                    ------------

TOTAL REPURCHASE AGREEMENT
  (Cost $21,355,000)                                  21,355,000
                                                    ------------

TOTAL INVESTMENTS -- 98.5%
  (Cost $171,467,987)                                254,513,264

CASH, RECEIVABLES AND OTHER
   ASSETS LESS LIABILITIES -- 1.5%                     3,905,962
                                                    ------------

----------------------------------------------------------------
NET ASSETS -- 100.0%                                $258,419,226
                                                    ============
----------------------------------------------------------------

(1) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

                       See notes to financial statements.

*     Non-income producing security.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Small Cap Stock Fund
---------------------------------

STATEMENT OF ASSETS
AND LIABILITIES
December 31, 1999

ASSETS
   Investments, at market (cost $171,467,987)                     $ 254,513,264
   Cash                                                                     819
   Receivable for securities sold                                     4,167,237
   Receivable for fund shares sold                                       84,480
   Dividends receivable                                                  80,631
   Interest receivable                                                    1,928
   Other assets                                                             317
                                                                  -------------
   TOTAL ASSETS                                                     258,848,676
                                                                  =============

LIABILITIES
   Accrued expenses                                                     178,828
   Payable for fund shares redeemed                                     168,334
   Payable for securities purchased                                      82,288
                                                                  -------------
   TOTAL LIABILITIES                                                    429,450
     NET ASSETS                                                   $ 258,419,226
                                                                  -------------

COMPONENTS OF NET ASSETS
   Capital stock, at par                                          $   1,503,948
   Additional paid-in capital                                       185,227,068
   Accumulated net realized loss
    on investments                                                  (11,357,119)
   Net unrealized appreciation of investments                        83,045,329
                                                                  -------------
     NET ASSETS                                                   $ 258,419,226
                                                                  =============

   Shares Outstanding -- $0.10 par value                             15,039,482
                                                                  -------------

NET ASSET VALUE PER SHARE                                         $       17.18
                                                                  =============

STATEMENT OF OPERATIONS
YEAR ENDED
December 31, 1999

Investment Income:
   Dividends                                                       $  1,152,055
   Interest                                                             754,759
   Less: Foreign tax withheld                                              (683)
                                                                   ------------
   Total Income                                                       1,906,131
                                                                   ------------

Expenses:
   Investment advisory fees -- Note B                                 1,428,136
   Custodian fees                                                        84,250
   Printing expense                                                      32,734
   Audit fees                                                            19,232
   Directors' fees -- Note B                                             12,500
   Legal fees                                                             1,600
   Insurance expense                                                        495
   Registration fees                                                        401
   Amortization of organization cost                                        299
   Other                                                                    700
                                                                   ------------
   Total Expenses                                                     1,580,347
                                                                   ------------
   Net Investment Income                                                325,784
                                                                   ------------

Realized and Unrealized Gain/(Loss)
   on Investments -- Note C
   Net realized gain on investments -- Note A                           684,433
                                                                   ------------
   Net change in unrealized appreciation of
    investments -- Note C                                            64,256,789
                                                                   ------------
Net Realized and Unrealized Gain
  on Investments                                                     64,941,222
                                                                   ------------
Net Increase in Net Assets
  from Operations                                                  $ 65,267,006
                                                                   ============

*     Includes repurchase agreement.

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                                        Year ended December 31,
                                                                                         1999             1998
                                                                                     -------------    -------------
INCREASE/(DECREASE) IN NET ASSETS
 From Operations:
   Net investment income                                                             $     325,784    $     182,802
   Net realized gain/(loss) on investments                                                 684,433      (12,128,562)
   Net change in unrealized appreciation of investments                                 64,256,789       11,582,495
                                                                                     -------------    -------------
     Net Increase/(Decrease) in Net Assets from Operations                              65,267,006         (363,265)
                                                                                     -------------    -------------
 Dividends and Distributions to Shareholders from:
   Net investment income                                                                  (283,666)        (181,463)
   Tax return of capital                                                                   (43,726)              --
   Net realized gain on investments                                                             --         (848,131)
                                                                                     -------------    -------------
     Total Dividends and Distributions to Shareholders                                    (327,392)      (1,029,594)
                                                                                     -------------    -------------
 From Capital Share Transactions:
   Net increase/(decrease) in net assets from capital share transactions -- Note E        (113,289)     107,236,357
                                                                                     -------------    -------------
     Net Increase in Net Assets                                                         64,826,325      105,843,498

 Net Assets:
   Beginning of year                                                                   193,592,901       87,749,403
                                                                                     -------------    -------------
   End of year                                                                       $ 258,419,226    $ 193,592,901
                                                                                     =============    =============

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Small Cap Stock Fund
---------------------------------

FINANCIAL HIGHLIGHTS
Selected data for a share of capital stock outstanding throughout the periods indicated:

                                                                April 2, 1997*
                                    Year Ended December 31,     to December 31,
                                     1999            1998           1997
                                  -----------     -----------    -----------
Net asset value,
   beginning of period            $     12.74     $     13.63    $     10.00
                                  -----------     -----------    -----------
Income from investment
   operations:
   Net investment
  income                                 0.02            0.01           0.03
   Net realized and
  unrealized gain/
(loss) on investments                    4.44           (0.79)          3.80
                                  -----------     -----------    -----------
   Net increase/(decrease)
     from investment
     operations                          4.46           (0.78)          3.83
                                  -----------     -----------    -----------

Dividends and Distributions
   to Shareholders from:
   Net investment income                (0.02)          (0.01)         (0.03)
   Net realized gain                       --           (0.10)         (0.17)
                                  -----------     -----------    -----------
   Total dividends and
     distributions                      (0.02)          (0.11)         (0.20)
                                  -----------     -----------    -----------
Net asset value, end of
   period                         $     17.18     $     12.74    $     13.63
                                  -----------     -----------    -----------

Total return(a)                         35.04%          (5.75)%        38.32%
                                  -----------     -----------    -----------
Ratios/supplemental data:
   Net assets, end of period
     (000's omitted)              $   258,419     $   193,593    $    87,749
   Ratio of expenses to
     average net assets                  0.83%           0.89%          0.96%(b)
   Ratio of net investment
     income to average net assets        0.17%           0.17%          0.48%(b)
   Portfolio turnover
     rate                                 100%             59%            22%

*     Commencement of operations.
(a) Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC's variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.
(b)   Annualized.

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                       This page intentionally left blank.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GIAC Funds, Inc. (including: Baillie Gifford
International Fund, Baillie Gifford Emerging Markets
Fund and The Guardian Small Cap Stock Fund)
----------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
December 31, 1999

  ----------------------------------------------
  Note A -- Organization and Accounting Policies
  ----------------------------------------------

      GIAC Funds, Inc. (the Company) is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (1940 Act), which was incorporated in Maryland on October 29, 1990. Shares of the Company are offered in three series: Baillie Gifford International Fund (BGIF), Baillie Gifford Emerging Markets Fund (BGEMF) and The Guardian Small Cap Stock Fund (GSCSF). The series are collectively referred to herein as the "Funds". Shares of the Funds are sold only to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (GIAC). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (Guardian Life).

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments

      Securities listed on foreign exchanges and for which market quotations are readily available are valued at the closing price on the exchange on which the securities are traded at the close of the appropriate exchange or, if there have been no sales during the day, at the mean of the closing bid and asked prices. Securities traded in the over-the-counter market are valued at the mean between the bid and asked prices. Securities listed or traded on any domestic (U.S.) exchanges are valued at the last sale price or, if there have been no sales during the day, at the mean of the closing bid and asked prices. Securities for which market quotations are not readily available, including restricted securities and illiquid assets, are valued at fair value as determined in good faith by or under the direction of the Company's Board of Directors. Investing outside of the U.S. may involve certain considerations and risks not typically associated with domestic investments, including: the possibility of political and economic unrest and different levels of governmental supervision and regulation of foreign securities markets.

      Repurchase agreements are carried at cost which approximates market value (See Note D).

Foreign Currency Translation

      The books and records of the Funds are maintained in U.S. dollars as follows:

      (1) The foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated into U. S. dollars at the current rate of exchange.

      (2) Purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

      The resulting gains and losses are included in the Statement of Operations as follows:

      Realized foreign exchange gains and losses, which result from changes in foreign exchange rates between the date on which the Funds earn dividends and interest or pay foreign withholding taxes or other expenses and the date on which U.S. dollar equivalent amounts are actually received or paid, are included in net realized gain or loss on foreign currency related transactions. Realized foreign exchange gains and losses which result from changes in foreign exchange rates between the trade and settlement dates on security and currency transactions are also included in net realized gains or losses on foreign currency related transactions. Net currency gains and losses from valuing other assets and liabilities denominated in foreign currency at the period end exchange rate are reflected in net change in unrealized appreciation or depreciation from translation of other assets and liabilities denominated in foreign currencies.

Forward Foreign Currency Contracts

      The Funds may enter into forward foreign currency contracts in connection with planned purchases or sales of securities, or to hedge against changes in currency exchange rates affecting the values of securities denominated in a particular currency. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Fluctuations in the value of forward foreign currency exchange contracts are recorded for book purposes as unrealized gains or losses on foreign currency related transactions by the Funds. When forward contracts are closed, the Funds record realized gains or losses equal to the difference between the values of such forward contracts at the time each was opened and the value at the

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
December 31, 1999 (continued)

time each was closed. Such amounts are recorded in net realized gain or loss on foreign currency related transactions. None of the Funds will enter into a forward foreign currency contract if such contract would obligate the Funds to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency.

Futures Contracts

      BGIFand BGEMF may enter into financial futures contracts for the delayed delivery of securities, currency or contracts based on financial indices at a fixed price on a future date. In entering into such contracts, the Funds are required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Funds each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Funds. The Funds' investments in financial futures contracts are designed to hedge against anticipated future changes in interest or exchange rates or securities prices (or for non-hedging purposes). Should interest or exchange rates or securities prices move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

Securities Transactions and Investment Income

      Securities transactions are recorded on the trade date. Net realized gains or losses on sales of investments are determined on an identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

Taxes

      Each Fund intends to continue to qualify to be taxed as a "regulated investment company" under the provisions of the Internal Revenue Code (Code), and as such will not be subject to federal income tax on income (including any realized capital gains) which is distributed to its shareholders in accordance with the provisions of the Code. Therefore, no federal income tax provision is required. Losses on security transactions arising after October 31 are treated as arising on the first day of the Funds' next fiscal year.

      Withholding taxes on foreign interest, dividends and capital gains in the BGIF and BGEMF have been provided for in accordance with the applicable country's tax rules and rates.

      Investment income received from investments in foreign currencies may be subject to foreign withholding tax. Whenever possible, the Funds will attempt to operate so as to qualify for reduced tax rates or tax exemptions in those countries with which the United States has a tax treaty.

      At December 31, 1999, for federal income tax purposes, the following Funds have net capital losses carryforward of:

                              Amount            Expiration Date
                              ------            ---------------
BGEMF                      $10,098,984               2006
GSCSF                        9,591,694               2006
GSCSF                        1,768,085               2007

Dividends and Distributions to Shareholders

            The Funds intend to distribute each year, as dividends, substantially all net investment income and net realized capital gains. All such dividends or distributions are credited in the form of additional shares of the Funds at net asset value on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations. Differences between the recognition of income on an income tax basis and recognition of income based on generally accepted accounting principles may cause temporary overdistributions of net realized gains and net investment income. Currently, the Funds' policy is to distribute net investment income approximately every six months and net capital gains once a year. This policy is, however, subject to change at any time by the Company's Board of Directors.

Reclassification of Capital Accounts

            The treatment for financial statement purposes of distributions made during the year from net investment income and net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences primarily are caused by differences in the timing of the recognition of certain components of income or capital gain; and the recharacterization of foreign exchange gains or losses to either ordinary income or realized capital gains for federal income tax purposes. Where such differences are permanent in nature, they are

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
December 31, 1999 (Continued)

reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Funds.

      During the year ended December 31, 1999, certain Portfolio Funds reclassified amounts to paid-in capital from undistributed/(overdistributed) net investment income and net accumulated net realized gain/(loss) on investment and foreign currency related transactions. Increases/(decreases) to the various capital accounts were as follows:

                               Undistributed       Accumulated
                             (overdistributed)    net realized
                  Paid-in     net investment     gain/(loss) on
                  capital         income           investments
                 ---------     -------------      ------------
BGIF                   --       $   410,725         $ (410,725)
BGEMF           $(292,587)       (1,276,443)         1,569,030
GSCSF             (44,201)            1,608             42,593

  ------------------------------------------
  Note B -- Investment Management Agreements
            and Payments to Related Parties
  ------------------------------------------

      BGIF and BGEMF have an investment management agreement with Guardian Baillie Gifford Limited (GBG), a Scottish corporation formed through a joint venture between GIAC and Baillie Gifford Overseas Limited (BG Overseas). GBG is responsible for the overall investment management of the Funds' portfolios subject to the supervision of the Company's Board of Directors. GBG has entered into sub-investment management agreements with BG Overseas pursuant to which BG Overseas is responsible for the day-to-day management of BGIF and BGEMF. GBG continually monitors and evaluates the performance of BG Overseas.

      As compensation for its services, GBG receives a management fee computed at the annual rate of .80% of BGIF's average daily net assets and 1.00% of BGEMF's average daily net assets. One-half of these fees (.40% relating to BGIF and .50% relating to BGEMF) are payable by GBG to BG Overseas for its services. Payment of the sub-investment management fees does not represent a separate or additional expense to the Funds.

      GSCSF has an investment advisory agreement with Guardian Investor Services Corporation (GISC), a wholly-owned subsidiary of GIAC. GISC receives a management fee from GSCSF at an annual rate of .75% of its average daily net assets.

      No compensation is paid by the Company to a director who is deemed to be an "interested person" (as defined in the 1940 Act) of the Company. Each director not deemed an "interested person" is paid an annual fee of $500 and $350 for attendance at each meeting of the Company.

  ---------------------------------
  Note C -- Investment Transactions
  ---------------------------------

      Purchases and proceeds from sales of securities (excluding short-term securities) for the year ended December 31, 1999 were as follows:

               BGIF                  BGEMF                 GSCSF
               ----                  -----                 -----

Purchases   $377,007,524          $ 62,981,479          $177,008,646
Proceeds    $380,460,269          $ 57,326,386          $187,341,976

      The cost of investments owned at December 31, 1999 for federal income tax purposes for BGIF, BGEMF and GSCSF was substantially the same as the cost for financial reporting purposes. The gross unrealized appreciation and depreciation of investments excluding foreign currency at December 31, 1999 were as follows:

                                       BGIF            BGEMF          GSCSF
                                       ----            -----          -----

Gross Appreciation                  $374,776,118    $ 32,661,297   $ 89,413,466

Gross Depreciation                   (15,052,981)     (2,692,081)    (6,368,189)
                                    ------------    ------------   ------------
       Net Unrealized Appreciation  $359,723,137    $ 29,969,216   $ 83,045,277
                                    ------------    ------------   ------------

      Forward foreign currency contracts represent commitments to purchase or sell a specified amount of foreign currency at a future date and at a future price. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
December 31, 1999 (Continued)

  -------------------------------
  Note D -- Repurchase Agreements
  -------------------------------

      Collateral underlying repurchase agreements takes the form of either cash or fully negotiable U.S. government securities. Repurchase agreements are fully collateralized (including the interest earned thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Funds will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Funds maintain the right to sell the collateral and may claim any resulting loss against the seller. The Company's Board of Directors has established standards to evaluate the creditworthiness of broker-dealers and banks which engage in repurchase agreements with the Funds.

  ---------------------------------------
  Note E -- Transactions in Capital Stock
  ---------------------------------------

      There are 1,000,000,000 shares of $0.10 par value capital stock authorized for each of the Funds. Transactions in capital stock were as follows:

                                                   Year Ended December 31,        Year Ended December 31,
                                                    1999             1998          1999             1998
-------------------------------------------------------------------------------------------------------------
                                                           Shares                          Amount
-------------------------------------------------------------------------------------------------------------
o Baillie Gifford International Fund
Shares sold                                      4,523,096        6,525,306    $ 100,665,748    $ 133,897,400
Shares issued in reinvestment of
    dividends and distributions                  2,779,331        1,785,599       68,228,567       37,426,471
Shares repurchased                              (4,948,683)      (5,068,012)    (109,742,262)    (103,165,394)
-------------------------------------------------------------------------------------------------------------
    Net increase                                 2,353,744        3,242,893    $  59,152,053    $  68,158,477
-------------------------------------------------------------------------------------------------------------

o Baillie Gifford Emerging Markets Fund
Shares sold                                      2,821,366        1,108,146    $  26,596,653    $   9,553,044
Shares issued in reinvestment of dividends              --           58,765               --          481,282
Shares repurchased                              (2,432,410)      (2,863,295)     (22,109,690)     (24,882,788)
-------------------------------------------------------------------------------------------------------------
    Net increase/(decrease)                        388,956       (1,696,384)   $   4,486,963    $ (14,848,462)
-------------------------------------------------------------------------------------------------------------

o The Guardian Small Cap Stock Fund
Shares sold                                      3,451,011       11,667,174    $  44,869,426    $ 145,794,573
Shares issued in reinvestment of
    dividends and distributions                     21,302           73,035          327,392        1,029,594
Shares repurchased                              (3,624,740)      (2,987,585)     (45,310,107)     (39,587,810)
-------------------------------------------------------------------------------------------------------------
    Net increase/(decrease)                       (152,427)       8,752,624    $    (113,289)   $ 107,236,357
-------------------------------------------------------------------------------------------------------------

  ------------------------
  Note F -- Line of Credit
  ------------------------

      A $100,000,000 line of credit available to all of the Funds and other related Guardian Funds has been established with State Street Bank and Trust Company and Bank of Montreal. The rate of interest charged on any borrowing is based upon the prevailing Federal Funds rate at the time of the loan plus .50% calculated on a 360 day basis per annum. For the year ended December 31, 1999, none of the Funds borrowed against this line of credit.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS

Board of Directors and Shareholders
GIAC Funds, Inc.

      We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the GIAC Funds, Inc. (comprising, respectively, the Baillie Gifford International Fund, Baillie Gifford Emerging Markets Fund and The Guardian Small Cap Stock Fund), as of December 31, 1999, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting the GIAC Funds, Inc. at December 31, 1999, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.


                                    /s/ Ernst & Young LLP

New York, New York
February 11, 2000

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                       This page intentionally left blank.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Value Line Centurion Fund, Inc.
-------------------------------

SCHEDULE OF INVESTMENTS
December 31, 1999

  ----------------------
  COMMON STOCKS -- 98.6%
  ----------------------

Shares                                                      Value
-----------------------------------------------------------------

Advertising -- 1.9%
     180,000  Omnicom Group, Inc.                   $  18,000,000
                                                    -------------
Bank -- 4.8%
     200,000  Chase Manhattan Corp.                    15,537,500
     200,000  Mellon Financial Corp.                    6,812,500
     225,000  State Street Corp.                       16,439,062
     140,000  Zions Bancorporation                      8,286,250
                                                    -------------
                                                       47,075,312
                                                    -------------
Bank-Midwest -- 1.5%
     200,000  Fifth Third Bancorp                      14,675,000
                                                    -------------
Computer & Peripherals -- 9.3%
     200,000  Cisco Systems, Inc.*                     21,425,000
     330,000  Dell Computer Corp.*                     16,830,000
     200,000  EMC Corp.*                               21,850,000
     135,000  International Business Machines Corp.    14,580,000
     200,000  Sun Microsystems, Inc.*                  15,487,500
                                                    -------------
                                                       90,172,500
                                                    -------------
Computer Software & Services -- 5.8%
     200,000  Adobe Systems, Inc.                      13,450,000
     240,000  BMC Software, Inc.*                      19,185,000
     200,000  Microsoft Corp.*                         23,350,000
                                                    -------------
                                                       55,985,000
                                                    -------------
Diversified Companies -- 3.7%
     200,000  Honeywell International Inc.             11,537,500
     400,000  Tyco International, Ltd.                 15,550,000
     135,000  United Technologies Corp.                 8,775,000
                                                    -------------
                                                       35,862,500
                                                    -------------
Drug -- 8.8%
     100,000  Amgen Inc.*                               6,006,250
     100,000  Biogen, Inc.*                             8,450,000
     150,000  Immunex Corp.*                           16,425,000
     125,000  Lilly (Eli) & Co.                         8,312,500
      75,000  MedImmune, Inc.*                         12,440,625
     180,000  Merck & Co., Inc.                        12,071,250
     300,000  Pfizer, Inc.                              9,731,250
     275,000  Schering-Plough Corp.                    11,601,563
                                                    -------------
                                                       85,038,438
                                                    -------------
Drugstore -- 0.8%
     200,000  CVS Corp.                                 7,987,500
                                                    -------------
Electric Utility - Central -- 1.5%
     200,000  AES Corp.*                               14,950,000
                                                    -------------
Electrical Equipment -- 2.0%
     125,000  General Electric Co.                     19,343,750
                                                    -------------
Entertainment -- 3.4%
     200,000  Clear Channel Communications, Inc.*      17,850,000
     215,000  Time Warner, Inc.                        15,574,063
                                                    -------------
                                                       33,424,063
                                                    -------------
Financial Services - Diversified -- 5.2%
     100,000  American Express Co.                   $ 16,625,000
     156,250  American International Group, Inc.       16,894,531
     300,000  Citigroup Inc.                           16,668,750
                                                    -------------
                                                       50,188,281
                                                    -------------
Grocery -- 1.3%
     360,000  Safeway Inc.*                            12,802,500
                                                    -------------
Hotel/Gaming -- 2.7%
     400,000  Harrah's Entertainment, Inc.*            10,575,000
     800,000  Mandalay Resort Group*                   16,100,000
                                                    -------------
                                                       26,675,000
                                                    -------------
Household Products -- 1.3%
     100,000  Colgate-Palmolive Co.                     6,500,000
     260,000  Dial Corp. (The)                          6,321,250
                                                    -------------
                                                       12,821,250
                                                    -------------
Insurance-Life -- 1.1%
     320,000  AXA Financial, Inc.                      10,840,000
                                                    -------------
Internet -- 2.3%
     300,000  America Online, Inc.*                    22,631,250
                                                    -------------
Medical Supplies -- 4.9%
     150,000  Cardinal Health, Inc.                     7,181,250
     120,000  Johnson & Johnson                        11,175,000
     300,000  Medtronic, Inc.                          10,931,250
     350,000  VISX, Inc.*                              18,112,500
                                                    -------------
                                                       47,400,000
                                                    -------------
Office Equipment & Supplies -- 1.1%
     500,000  Staples, Inc.*                           10,375,000
                                                    -------------
Retail Building Supply -- 2.5%
     165,000  Home Depot, Inc. (The)                   11,312,812
     220,000  Lowe's Companies, Inc.                   13,145,000
                                                    -------------
                                                       24,457,812
                                                    -------------
Retail-Special Lines -- 8.3%
     200,000  Abercrombie & Fitch Co. Class "A"*        5,337,500
     400,000  Bed Bath & Beyond Inc.*                  13,900,000
     200,000  Best Buy Co., Inc.*                      10,037,500
     350,000  Circuit City Stores-Circuit City Group   15,771,875
     202,500  Gap, Inc. (The)                           9,315,000
     225,000  Intimate Brands Inc. Class "A"            9,703,125
     200,000  Tandy Corp.                               9,837,500
      70,000  Tiffany & Co.                             6,247,500
                                                    -------------
                                                       80,150,000
                                                    -------------
Retail Store -- 6.6%
     150,000  Costco Wholesale Corp.*                  13,687,500
     250,000  Dayton Hudson Corp.                      18,359,375
     200,000  Kohl's Corp.*                            14,437,500
     250,000  Wal-Mart Stores, Inc.                    17,281,250
                                                    -------------
                                                       63,765,625
                                                    -------------

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares                                                      Value
-----------------------------------------------------------------

Securities Brokerage -- 2.2%
     200,000  Donaldson, Lufkin &
                Jenrette, Inc. - DLJ                  $ 9,675,000
     300,000  Schwab (Charles) Corp.                   11,512,500
                                                    -------------
                                                       21,187,500
                                                    -------------
Semiconductor -- 4.4%
     200,000  Intel Corp.                              16,462,500
     100,000  PMC-Sierra, Inc.*                        16,031,250
     200,000  Vitesse Semiconductor Corp.*             10,487,500
                                                    -------------
                                                       42,981,250
                                                    -------------
Semiconductor Capital Equipment -- 2.1%
     250,000  Altera Corp.*                            12,390,625
      65,000  Applied Materials, Inc.*                  8,234,687
                                                    -------------
                                                       20,625,312
                                                    -------------
Shoe -- 1.3%
     250,000  Nike, Inc. Class "B"                     12,390,625
                                                    -------------
Telecommunications Equipment -- 6.0%
     200,000  Lucent Technologies Inc.                 14,962,500
     140,000  QUALCOMM Inc.*                           24,657,500
     100,000  Scientific-Atlanta, Inc.                  5,562,500
     200,000  Tellabs, Inc.*                           12,837,500
                                                    -------------
                                                       58,020,000
                                                    -------------
Thrift -- 1.8%
     220,400  Federal Home Loan Mortgage Corp.         10,372,575
     115,000  Federal National Mortgage Association     7,180,313
                                                    -------------
                                                       17,552,888
                                                    -------------
TOTAL COMMON STOCKS AND
TOTAL INVESTMENT SECURITIES -- 98.6%
(Cost $579,389,743)                                   957,378,356
                                                    -------------

Principal
Amount                                                      Value
-----------------------------------------------------------------

---------------------------
REPURCHASE AGREEMENT-- 2.6%
---------------------------
(including accrued interest)

  $ 25,200,000  Collateralized by $19,695,000
                 U.S. Treasury Bonds 12 3/4%,
                 due 11/15/10, with a value of
                 $25,723,882 (with Morgan
                 Stanley & Co., Incorporated 2.47%,
                 dated 12/31/99, due 1/3/00,
                 delivery value $25,205,187)        $  25,201,729
                                                    -------------

EXCESS OF LIABILITIES OVER
CASH AND OTHER ASSETS -- (-1.2%)                      (11,208,076)
                                                    =============

-----------------------------------------------------------------
NET ASSETS -- 100.0%                                $ 971,372,009
                                                    =============
-----------------------------------------------------------------

NET ASSET VALUE
PER OUTSTANDING SHARE
($971,372,009 / 26,917,271
shares of capital stock outstanding)                $       36.09
                                                    =============

                       See notes to financial statements.

*     Non-income producing security.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Value Line Centurion Fund, Inc.
-------------------------------

STATEMENT OF ASSETS
AND LIABILITIES
December 31, 1999

ASSETS:
   Investment securities, at value
   (cost $579,389,743)                                              $957,378,356
   Repurchase agreement (cost $25,201,729)                            25,201,729
   Cash                                                                    1,517
   Dividends receivable                                                  317,325
   Receivable for capital shares sold                                     85,193
   Prepaid insurance expense                                              14,558
                                                                    ------------
     TOTAL ASSETS                                                    982,998,678
                                                                    ------------

LIABILITIES:
   Payable for securities purchased                                   10,633,120
   Payable for capital shares repurchased                                397,310
   Accrued expenses:
    Advisory fee                                                         397,539
    GIAC administrative service fee                                      165,000
    Other                                                                 33,700
                                                                    ------------
     TOTAL LIABILITIES                                                11,626,669
                                                                    ------------
NET ASSETS                                                          $971,372,009
                                                                    ------------

NET ASSETS consist of:
   Capital stock, at $1.00 par value
   (authorized 50,000,000, outstanding
   26,917,271 shares)                                               $ 26,917,271
   Additional paid-in capital                                        438,513,995
   Undistributed net investment income                                   560,984
   Undistributed net realized gain on investments                    127,391,146
   Net unrealized appreciation of investments                        377,988,613
                                                                    ------------
NET ASSETS                                                          $971,372,009
                                                                    ============

NET ASSET VALUE PER
OUTSTANDING SHARE
  ($971,372,009 / 26,917,271
  shares outstanding)                                               $      36.09
                                                                    ============

STATEMENT OF OPERATIONS
YEAR ENDED
December 31, 1999

Investment Income:
   Dividends                                                      $   4,447,173
   Interest                                                           1,327,692
                                                                  -------------
     Total Income                                                     5,774,865
                                                                  -------------

Expenses:
   Investment advisory fee                                            4,313,362
   GIAC administrative service fee                                      598,640
   Custodian fees                                                        83,323
   Auditing and legal fees                                               38,543
   Insurance                                                             18,447
   Directors' fees and expenses                                          14,023
   Printing                                                              11,982
   Taxes and other                                                        2,146
                                                                  -------------
     Total Expenses Before Custody Credits                            5,080,466
     Less:Custody Credits                                                (5,718)
                                                                  -------------
     Net Expenses                                                     5,074,748
                                                                  -------------
Net Investment Income                                                   700,117
                                                                  -------------

Net Realized and Unrealized Gain
   on Investments:
   Net realized gain                                                128,491,663
   Change in net unrealized appreciation                             89,602,937
                                                                  -------------
Net Realized Gain and Change in Net
  Unrealized Appreciation on Investments                            218,094,600
                                                                  -------------
Net Increase in Net Assets from Operations                        $ 218,794,717
                                                                  =============

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
For the Years Ended December 31, 1999 and 1998

                                                                                    Year            Year
                                                                                    Ended           Ended
                                                                                December 31,     December 31,
                                                                                   1999             1998
                                                                               -------------    -------------
Operations:
    Net investment income                                                      $     700,117    $   2,239,792
    Net realized gain on investments                                             128,491,663       62,454,321
    Change in net unrealized appreciation                                         89,602,937      117,641,538
                                                                               -------------    -------------
    Net increase in net assets from operations                                   218,794,717      182,335,651
                                                                               -------------    -------------

Distributions to Shareholders:
    Net investment income                                                         (2,362,927)      (2,335,121)
    Net realized gain from investment transactions                               (63,536,476)     (45,405,144)
                                                                               -------------    -------------
    Total distributions                                                          (65,899,403)     (47,740,265)
                                                                               -------------    -------------

Capital Share Transactions:
    Proceeds from sale of shares                                                 112,347,438       66,666,181
    Proceeds from reinvestment of dividends and distributions to shareholder      65,899,403       47,740,265
    Cost of shares repurchased                                                  (174,977,296)    (153,885,228)
                                                                               -------------    -------------
    Net increase (decrease) from capital share transactions                        3,269,545      (39,478,782)
                                                                               -------------    -------------

Total Increase in Net Assets                                                     156,164,859       95,116,604
Net Assets:
    Beginning of year                                                            815,207,150      720,090,546
                                                                               -------------    -------------
    End of year                                                                $ 971,372,009    $ 815,207,150
                                                                               =============    =============

Undistributed Net Investment Income, at End of Year                            $     560,984    $   2,223,794
                                                                               =============    =============

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Value Line Centurion Fund, Inc.
-------------------------------

NOTES TO FINANCIAL STATEMENTS
December 31, 1999

  ------------------------------------
  1 -- Significant Accounting Policies
  ------------------------------------

      Value Line Centurion Fund, Inc. (the "Fund") is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended, whose primary investment objective is long-term growth of capital. The Fund's portfolio will usually consist of common stocks ranked 1 or 2 for year-ahead performance by The Value Line Investment Survey, one of the nation's major investment advisory services.

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

(A) Security Valuation

      Securities listed on a securities exchange and over-the-counter securities traded on the NASDAQ national market are valued at the closing sales price on the date as of which the net asset value is being determined. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Short-term instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. Short-term instruments with maturities greater than 60 days, at the date of purchase, are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost. Other assets and securities for which market valuations are not readily available are valued at fair value as the Board of Directors may determine in good faith.

(B) Repurchase Agreements

      In connection with transactions in repurchase agreements, the Fund's custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

(C) Federal Income Taxes

      It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax is required.

(D) Dividends and Distributions

      It is the Fund's policy to distribute to its shareholders, as dividends and as capital gains distributions, all the net investment income for the year and all net capital gains realized by the Fund, if any. Such distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. All dividends or distributions will be payable in shares of the Fund at the net asset value on the ex-dividend date. This policy is, however, subject to change at any time by the Board of Directors.

(E) Amortization

      Discounts on debt securities are amortized to interest income over the life of the security with a corresponding increase to the security's cost basis; premiums on debt securities are not amortized.

(F) Investments

      Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income on investments adjusted for amortization of dis-

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
December 31, 1999 (Continued)

count, including original issue discount required for federal income tax purposes, is earned from settlement date and recognized on the accrual basis. Dividend income is recorded on the ex-dividend date.

  ------------------------------------------
  2 -- Capital Share Transactions, Dividends
       and Distribution
  ------------------------------------------

      Shares of the Fund are available to the public only through the purchase of certain contracts issued by The Guardian Insurance and Annuity Company, Inc.
(GIAC). Transactions in capital stock were as follows:

                                                    Year Ended       Year Ended
                                                   December 31,     December 31,
                                                       1999             1998
                                                    ----------       ----------
Shares sold                                          3,485,591        2,514,811
Shares issued in reinvestment
 of dividends and distributions                      2,140,286        1,781,353
                                                    ----------       ----------
                                                     5,625,877        4,296,164
Shares repurchased                                   5,492,925        5,730,080
                                                    ----------       ----------
Net increase (decrease)                                132,952       (1,433,916)
                                                    ==========       ==========

Dividends per share from net
 investment income                                  $      .09       $      .09
                                                    ==========       ==========
Distributions per share from
 net realized gains                                 $     2.42       $     1.75
                                                    ==========       ==========

  --------------------------------------
  3 -- Purchases and Sales of Securities
  --------------------------------------

      Purchases and sales of investment securities, excluding short-term investments, were as follows:

                                               Year Ended
                                              December 31,
                                                  1999
                                             --------------
PURCHASES:
  Investment Securities                       $ 537,377,918
                                              =============

SALES:
  Investment Securities                       $ 604,806,009
                                              =============

      At December 31, 1999, the aggregate cost of investment securities and repurchase agreement for federal income tax purposes was $604,604,092. The aggregate appreciation and depreciation of investments for the year ended December 31, 1999, based on a comparison of investment values and their costs for federal income tax purposes was $385,006,612 and $7,030,619 respectively, resulting in a net appreciation of $377,975,993.

  --------------------------------------------------
  4 -- Investment Advisory Contract, Management
       Fees and Transactions with Interested Parties
  --------------------------------------------------

      An advisory fee of $4,313,362 was paid or payable to Value Line, Inc., the Fund's investment adviser (the "Adviser"), for the year ended December 31, 1999. This was computed at an annual rate of 1/2 of 1% of the average daily net assets of the Fund during the year and paid monthly. The Adviser provides research, investment programs, supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Fund. The Adviser also provides persons, satisfactory to the Fund's Board of Directors, to act as officers and employees of the Fund and pays their salaries and wages. The Fund bears all other costs and expenses.

      Certain officers and directors of the Adviser and Value Line Securities, Inc., (the Fund's distributor and a registered broker/dealer) are also officers and directors of the Fund. During the year ended December 31, 1999, the Fund paid brokerage commissions totaling $487,568 to Value Line Securities, Inc., a wholly owned subsidiary of the Adviser, which clears its transactions through unaffiliated brokers.

      The Fund has an agreement with GIAC to reimburse GIAC for expenses incurred in performing administrative and internal accounting functions in connection with the establishment of contract-owner accounts and their ongoing maintenance, printing and distribution of shareholder reports and providing ongoing shareholder servicing functions. Such reimbursement is limited to an amount no greater than $18.00 times the average number of accounts at the end of each quarter during the year. During the year ended December 31, 1999, the Fund incurred expenses of $598,640 in connection with such services rendered by GIAC.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Value Line Centurion Fund, Inc.
-------------------------------

FINANCIAL HIGHLIGHTS
Selected data for a share of capital stock outstanding throughout each year:

                                                                         Years Ended December 31,
                                            ---------------------------------------------------------------------------------------
                                               1999               1998               1997               1996               1995
                                            ---------------------------------------------------------------------------------------
Net asset value, beginning of year ......   $     30.44        $     25.52        $     24.83        $     24.25        $     17.83
                                            -----------        -----------        -----------        -----------        -----------
   Income from investment operations:
   Net investment income ................           .03                .09                .09                .08                .12
   Net gains on securities (both realized
     and unrealized) ....................          8.13               6.67               5.30               3.71               6.96
                                            -----------        -----------        -----------        -----------        -----------
   Total from investment operations .....          8.16               6.76               5.39               3.79               7.08
                                            -----------        -----------        -----------        -----------        -----------

   Less distributions:
    Dividends from net investment income           (.09)              (.09)              (.09)              (.12)              (.10)
    Distributions from net realized gains         (2.42)             (1.75)             (4.61)             (3.09)              (.56)
                                            -----------        -----------        -----------        -----------        -----------
    Total distributions .................         (2.51)             (1.84)             (4.70)             (3.21)              (.66)
                                            -----------        -----------        -----------        -----------        -----------

Net asset value, end of year ............   $     36.09        $     30.44        $     25.52        $     24.83        $     24.25
                                            ===========        ===========        ===========        ===========        ===========

Total return** ..........................         28.23%             27.47%             21.39%             17.34%             40.08%
                                            ===========        ===========        ===========        ===========        ===========

Ratios/Supplemental Data:
Net assets, end of year (in thousands) ..   $   971,372        $   815,207        $   720,091        $   639,341        $   525,449
Ratio of expenses to average
  net assets ............................           .59%(1)            .59%(1)            .60%(1)            .59%(1)            .62%
Ratio of net investment income to average
  net assets ............................           .08%               .31%               .35%               .36%               .60%
Portfolio turnover rate .................            64%               112%                85%               141%               114%

** Total returns do not reflect the effects of charges deducted under the terms of GIAC's variable contracts. Including such charges would reduce the total returns for all periods shown.

(1) Ratio reflects expenses grossed up for custody credit arrangement. The ratio of expenses to average net assets net of custody credits would not have changed.

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholder and Board of Directors of Value Line Centurion Fund, Inc.

      In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Value Line Centurion Fund, Inc. (the "Fund") at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit incudes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

New York, New York
February 11, 2000

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Value Line Strategic Asset Management Trust
-------------------------------------------

SCHEDULE OF INVESTMENTS
December 31, 1999

  ---------------------
  COMMON STOCKS-- 44.1%
  ---------------------

Shares                                                      Value
-----------------------------------------------------------------

Advertising -- 1.2%
      36,000  Interpublic Group of Companies, Inc.   $  2,076,750
     177,000  Omnicom Group, Inc.                      17,700,000
                                                     ------------
                                                       19,776,750
                                                     ------------
Aerospace/Defense -- 0.7%
     193,000  General Dynamics Corp.                   10,180,750
      36,000  Litton Industries, Inc.*                  1,795,500
                                                     ------------
                                                       11,976,250
                                                     ------------
Apparel -- 0.1%
     102,000  Tommy Hilfiger Corp.*                     2,377,875
                                                     ------------
Bank-Midwest -- 0.6%
      68,000  Fifth Third Bancorp                       4,989,500
     121,000  First Tennessee National Corp.            3,448,500
      35,700  Old Kent Financial Corp.                  1,262,887
                                                     ------------
                                                        9,700,887
                                                     ------------
Beverage-Alcoholic -- 0.2%
      62,000  Coors (Adolph) Co. Class "B"              3,255,000
                                                     ------------
Building Materials -- 0.0%
       6,000  USG Corp.                                   282,750
                                                     ------------
Cable TV -- 1.9%
     116,000  Cablevision Systems Corp. Class "A"*      8,758,000
     190,000  Comcast Corp. Class "A"*                  9,606,875
     132,000  EchoStar Communications Corp.
              Class "A"*                               12,870,000
                                                     ------------
                                                       31,234,875
                                                     ------------
Chemical-Specialty -- 0.1%
      20,000  Avery Dennison Corp.                      1,457,500
                                                     ------------
Computer & Peripherals -- 1.9%
     115,000  Adaptec, Inc.*                            5,735,625
     195,422  Cisco Systems, Inc.*                     20,934,582
      91,000  Dell Computer Corp.*                      4,641,000
                                                     ------------
                                                       31,311,207
                                                     ------------
Computer Software & Services -- 5.4%
     100,000  Adobe Systems, Inc.                       6,725,000
      83,000  Citrix Systems, Inc.*                    10,209,000
      79,000  Comverse Technology, Inc.*               11,435,250
     101,000  Electronics For Imaging, Inc.*            5,870,625
     174,000  Mercury Interactive Corp.*               18,781,125
      81,000  Microsoft Corp.*                          9,456,750
     229,500  Paychex, Inc.                             9,180,000
     174,000  Siebel Systems, Inc.*                    14,616,000
                                                     ------------
                                                       86,273,750
                                                     ------------
Diversified Companies -- 0.9%
      28,000  Textron, Inc.                             2,147,250
     228,000  Tyco International, Ltd.                  8,863,500
      62,000  United Technologies Corp.                 4,030,000
                                                     ------------
                                                       15,040,750
                                                     ------------
Drug -- 3.7%
     106,000  Amgen Inc.*                               6,366,625
     170,000  Biogen, Inc.*                            14,365,000
      42,000  Bristol-Myers Squibb Co.                  2,695,875
     110,000  Forest Laboratories, Inc.*                6,758,125
     110,000  MedImmune, Inc.*                         18,246,250
      86,000  Millennium Pharmaceuticals, Inc. *       10,492,000
                                                     ------------
                                                       58,923,875
                                                     ------------
Electric Utility-Central -- 0.7%
     153,000  AES Corp.*                               11,436,750
                                                     ------------
Electrical Equipment -- 0.3%
     108,000  Semtech Corp.*                            5,629,500
                                                     ------------
Electronics -- 2.8%
     202,000  Gemstar International Group, Ltd.*       14,392,500
      98,000  JDS Uniphase Corp.*                      15,808,625
     233,125  Symbol Technologies, Inc.                14,818,008
                                                     ------------
                                                       45,019,133
                                                     ------------
 Entertainment -- 1.9%
      39,000  AMFM Inc.*                                3,051,750
     168,000  CBS Corp.*                               10,741,500
      86,315  Clear Channel Communications, Inc.*       7,703,614
      75,000  Time Warner, Inc.                         5,432,812
      58,000  USA Networks, Inc.*                       3,204,500
                                                     ------------
                                                       30,134,176
                                                     ------------
Financial Services-Diversified -- 0.2%
      65,000  Citigroup Inc.                            3,611,562
                                                     ------------
Food Processing -- 0.5%
     127,000  Quaker Oats Co. (The)                     8,334,375
                                                     ------------
Foreign Telecommunication -- 1.4%
     106,000  Nortel Networks Corp.                    10,706,000
      30,000  Telefonos de Mexico S.A. (ADR)            3,375,000
     182,500  Vodafone AirTouch PLC (ADR)               9,033,750
                                                     ------------
                                                       23,114,750
                                                     ------------
Furniture/Home Furnishings -- 0.2%
      90,000  Ethan Allen Interiors, Inc.               2,885,625
                                                     ------------
Grocery -- 0.2%
     209,800  Kroger Co.*                               3,959,975
                                                     ------------
Hotel/Gaming -- 0.1%
      57,000  Mandalay Resort Group*                    1,147,125
                                                     ------------
Household Products -- 0.2%
      53,000  Kimberly-Clark Corp.                      3,458,250
                                                     ------------
Internet -- 0.6%
      70,000  America Online, Inc.*                     5,280,625
      66,000  Macromedia, Inc.*                         4,826,250
                                                     ------------
                                                       10,106,875
                                                     ------------

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares                                                      Value
-----------------------------------------------------------------

Machinery -- 0.3%
      74,000  Briggs & Stratton Corp.               $   3,968,250
                                                     ------------
Medical Services -- 0.1%
      28,000  PacifiCare Health Systems, Inc.*          1,484,000
                                                     ------------
Medical Supplies -- 1.3%
     214,000  Allergan, Inc.                           10,646,500
      58,000  Johnson & Johnson                         5,401,250
      97,000  VISX, Inc.*                               5,019,750
                                                     ------------
                                                       21,067,500
                                                     ------------
Natural Gas-Diversified -- 0.8%
     282,000  Enron Corp.                              12,513,750
                                                     ------------
Office Equipment & Supplies -- 0.7%
     108,000  Pitney Bowes, Inc.                        5,217,750
     271,655  Staples, Inc.*                            5,636,841
                                                     ------------
                                                       10,854,591
                                                     ------------
Precision Instrument -- 0.3%
     104,000  Waters Corp.*                             5,512,000
                                                     ------------
Publishing -- 0.1%
      26,000  Reader's Digest Association, Inc.
              Class "A"                                   760,500
                                                     ------------
Recreation -- 1.0%
     111,000  Harley-Davidson, Inc.                     7,110,938
     174,000  Royal Caribbean Cruises, Ltd.             8,580,375
                                                     ------------
                                                       15,691,313
                                                     ------------
Restaurant -- 0.2%
     145,000  Brinker International, Inc.*              3,480,000
                                                     ------------
Retail Building Supply -- 1.4%
     225,000  Home Depot, Inc. (The)                   15,426,563
     115,000  Lowe's Companies, Inc.                    6,871,250
                                                     ------------
                                                       22,297,813
                                                     ------------
Retail-Special Lines -- 3.2%
     141,040  Abercrombie & Fitch Co. Class "A"*        3,764,005
     104,000  AnnTaylor Stores Corp.*                   3,581,500
     181,000  Bed Bath & Beyond Inc.*                   6,289,750
      61,000  Best Buy Co., Inc.*                       3,061,437
     164,000  Circuit City Stores-Circuit City Group    7,390,250
     100,500  Dollar Tree Stores, Inc.*                 4,867,969
     100,250  Gap, Inc. (The)                           4,611,500
       6,405  Intimate Brands, Inc. Class "A"             276,216
      56,000  Ross Stores, Inc.                         1,004,500
     160,000  TJX Companies, Inc. (The)                 3,270,000
      20,000  Tandy Corp.                                 983,750
     131,800  Tiffany & Co.                            11,763,150
                                                     ------------
                                                       50,864,027
                                                     ------------
Retail Store -- 1.7%
      94,000  Dayton Hudson Corp.                       6,903,125
      98,000  Kohl's Corp.*                             7,074,375
     196,000  Wal-Mart Stores, Inc.                    13,548,500
                                                     ------------
                                                       27,526,000
                                                     ------------
Semiconductor -- 2.9%
      78,000  Linear Technology Corp.                   5,581,875
      95,000  PMC-Sierra, Inc.*                        15,229,687
      80,000  QLogic Corp.*                            12,790,000
     110,000  RF Micro Devices, Inc.*                   7,528,125
      67,500  TranSwitch Corp.*                         4,897,969
                                                     ------------
                                                       46,027,656
                                                     ------------
Telecommunications Equipment -- 2.2%
      60,000  General Instrument Corp.*                 5,100,000
     116,000  QUALCOMM Inc.*                           20,430,500
      89,000  Scientific-Atlanta, Inc.                  4,950,625
      74,000  Tellabs, Inc.*                            4,749,875
                                                     ------------
                                                       35,231,000
                                                     ------------
Telecommunication Services -- 1.8%
      43,000  ALLTEL Corp.                              3,555,563
     245,000  CenturyTel, Inc.                         11,606,875
      76,000  MediaOne Group, Inc.*                     5,837,750
     170,000  SBC Communications Inc.                   8,287,500
                                                     ------------
                                                       29,287,688
                                                     ------------
Toiletries/Cosmetics -- 0.3%
      86,000  Estee Lauder Companies Inc. (The)
              Class "A"                                 4,337,625
                                                     ------------
TOTAL COMMON STOCKS
(Cost $306,391,714)                                   711,353,278
                                                     ------------

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Value Line Strategic Asset Management Trust
-------------------------------------------

SCHEDULE OF INVESTMENTS
December 31, 1999

Principal
Amount                                                      Value
-----------------------------------------------------------------

  ----------------------------------
  U.S. TREASURY OBLIGATIONS -- 16.8%
  ----------------------------------

 $45,000,000  U.S. Treasury Notes
                4.000%, due 10/31/00                 $ 44,255,448
  29,000,000  U.S. Treasury Notes
                5.250%, due 5/31/01                    28,628,597
  30,000,000  U.S. Treasury Notes
                5.750%, due 6/30/01                    29,810,223
  15,000,000  U.S. Treasury Notes
                6.250%, due 8/31/02                    14,980,347
  14,250,000  U.S. Treasury Notes
                5.875%, due 11/15/05                   13,831,285
  14,250,000  U.S. Treasury Notes
                5.625%, due 2/15/06                    13,632,565
  33,000,000  U.S. Treasury Notes
                6.500%, due 10/15/06                   32,903,587
  15,000,000  U.S. Treasury Notes
                6.125%, due 8/15/07                    14,629,165
  15,383,250  U.S. Treasury Inflation Indexed Notes
                3.875%, due 1/15/09                    14,865,864
  59,500,000  U.S. Treasury Bonds
                7.250%, due 8/15/22                    62,738,835
                                                     ------------
TOTAL U.S. TREASURY OBLIGATIONS
(Cost $276,893,532)                                   270,275,916
                                                     ------------

  -------------------------------------------
  U.S. GOVERNMENT AGENCY OBLIGATIONS -- 21.6%
  -------------------------------------------

  17,000,000  Federal Home Loan Mortgage Corp.
                5.750%, due 6/15/01                    16,839,364
  16,000,000  Federal Home Loan Banks
                6.000%, due 11/15/01                   15,849,334
  15,000,000  Federal Home Loan Banks
                5.125%, due 2/26/02                    14,571,136
  27,000,000  Federal Home Loan Mortgage Corp.
                5.500%, due 5/15/02                    26,356,614
  21,000,000  Federal Home Loan Banks
                6.000%, due 8/15/02                    20,689,990
  13,000,000  Federal National Mortgage Association
                6.250%, due 11/15/02                   12,874,966
  13,500,000  Federal National Mortgage Association
                4.750%, due 11/14/03                   12,576,587
  59,000,000  Federal Home Loan Mortgage Corp.
                5.000%, due 1/15/04                    55,267,035
   5,500,000  Federal National Mortgage Association
                5.125%, due 2/13/04                     5,172,084
  29,000,000  Federal National Mortgage Association
                5.625%, due 5/14/04                    27,718,551
  17,000,000  Federal Home Loan Mortgage Corp.
                6.250%, due 7/15/04                    16,626,969
  23,000,000  Federal National Mortgage Association
                5.750%, due 6/15/05                    21,874,237
  10,000,000  Federal National Mortgage Association
                Pool  380188, 6.45%, due 4/1/08         9,428,130
  14,000,000  Federal Home Loan Mortgage Corp.
                5.750%, due 4/15/08                    12,895,702
  10,000,000  Federal National Mortgage Association
                5.250%, due 1/15/09                     8,818,051
  13,045,000  Federal National Mortgage Association
                6.375%, due 6/15/09                    12,452,940
  45,000,000  Federal National Mortgage Association
                6.625%, due 9/15/09                    43,758,396
  15,000,000  Federal Home Loan Mortgage Corp.
                6.625%, due 9/15/09                    14,575,890
                                                     ------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $359,458,445)                                   348,345,976
                                                     ------------

  -------------------------------
  CORPORATE BONDS & NOTES -- 1.1%
  -------------------------------

Chemical-Diversified -- 0.3%
   5,000,000  Goodrich (B.F.) Co. (The) Notes
                6.450%, due 4/15/08                     4,572,137
Telecommunication Services -- 0.8%
   5,000,000  AirTouch Communications Inc. Notes
                6.650%,due 5/1/08                       4,691,887
   5,000,000  MCI WorldCom, Inc. Sr. Notes
                6.400%, due 8/15/05                     4,797,534
   4,000,000  MCI WorldCom, Inc. Sr. Notes
                6.500%, due 4/15/10                     3,711,724
                                                     ------------
                                                       13,201,145
                                                     ------------
TOTAL CORPORATE BONDS & NOTES
(Cost $18,967,354)                                     17,773,282
                                                     ------------
TOTAL INVESTMENT SECURITIES -- 83.6%
(Cost $961,711,045)                                 1,347,748,452
                                                    -------------

  ------------------------------
  SHORT-TERM INVESTMENTS -- 15.8%
  ------------------------------

U.S. GOVERNMENT AGENCY OBLIGATIONS -- 8.0%
  29,047,000  Federal Home Loan Mortgage Corp.
                Discount Notes, 5.470%, 1/5/00         29,029,346
  30,000,000  Federal Home Loan Mortgage Corp.
                Discount Notes, 5.600%, 1/11/00        29,953,333
  40,000,000  Federal Home Loan Mortgage Corp.
                Discount Notes, 5.560%, 1/14/00        39,919,689
  30,000,000  Federal Home Loan Mortgage Corp.
                Discount Notes, 5.620%, 1/19/00        29,915,700
                                                     ------------
                                                      128,818,068
                                                     ------------

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal
Amount                                                      Value
-----------------------------------------------------------------

REPURCHASE AGREEMENTS -- 7.8%

(including accrued interest)
 $62,000,000  Collateralized by $45,090,000
                U.S. Treasury Bonds 10 5/8%,
                due 8/15/15, with a value of
                $63,118,951 (with Morgan Stanley &
                Co., Inc., 2.47%, dated 12/31/99, due
                1/3/00, delivery value of
                $62,012,762)                         $ 62,004,254
  63,000,000  Collateralized by $31,360,000
                U.S. Treasury Notes 6 1/2%,
                due 8/31/01 and $31,567,000 U.S.
                Treasury Notes 6 3/8%, due 3/31/01
                with a total value of $64,296,606
                (with Banc One Capital Markets, Inc.,
                2.65%, dated 12/31/99, due 1/3/00,
                delivery value $63,013,912)            63,004,637
                                                     ------------
                                                      125,008,891
                                                     ------------
TOTAL SHORT-TERM SECURITIES
(Cost $253,826,959)                                   253,826,959
                                                     ------------

CASH AND OTHER ASSETS
IN EXCESS OF LIABILITIES -- 0.6%                       10,305,388
                                                     ------------

-----------------------------------------------------------------
NET ASSETS -- 100.0%                               $1,611,880,799
                                                   ==============
-----------------------------------------------------------------

NET ASSET VALUE PER
OUTSTANDING SHARE
 ($1,611,880,799 / 54,850,620
 shares of beneficial interest outstanding)              $  29.39
                                                         ========

                       See notes to financial statements.

*     Non-income producing security.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Value Line Strategic Asset Management Trust
-------------------------------------------

SCHEDULE OF INVESTMENTS
December 31, 1999 (Continued)

STATEMENT OF ASSETS
AND LIABILITIES
December 31, 1999

ASSETS:
   Investment securities, at value
   (cost $961,711,045)                                            $1,347,748,452
   Short-term investments (cost $253,826,959)                        253,826,959
   Cash                                                                  150,207
   Interest and dividends receivable                                   9,964,094
   Receivable for securities sold                                      2,693,035
   Receivable for capital shares sold                                     97,472
   Prepaid insurance expense                                              24,826
                                                                  --------------
     TOTAL ASSETS                                                  1,614,505,045
                                                                  --------------

LIABILITIES
   Payable for capital shares repurchased                              1,642,035
   Accrued expenses:
    Advisory fee                                                         667,997
    GIAC administrative service fee                                      265,843
    Other                                                                 48,371
     TOTAL LIABILITIES                                                 2,624,246
                                                                  --------------
NET ASSETS                                                        $1,611,880,799
                                                                  ==============

NET ASSETS CONSIST OF:
   Shares of beneficial interest, at $0.01 par value
    (authorized unlimited, outstanding
    54,850,620 shares)                                                   548,506
   Additional paid-in capital                                        883,244,575
   Undistributed net investment income                                31,635,575
   Undistributed net realized gain on investments                    310,414,736
   Net unrealized appreciation of investments                        386,037,407
                                                                  --------------
NET ASSETS                                                        $1,611,880,799
                                                                  ==============

NET ASSET VALUE PER
OUTSTANDING SHARE
   ($1,611,880,799 / 54,850,620
   shares outstanding)                                            $        29.39
                                                                  ==============

STATEMENT OF OPERATIONS
YEAR ENDED
December 31, 1999

Investment Income:
 Interest                                                         $  36,700,944
 Dividends (Net of foreign withholding
 tax of $5,837)                                                       3,636,934
                                                                  -------------
     Total Income                                                    40,337,878
                                                                  -------------

Expenses:
 Investment advisory fee                                              7,451,342
 GIAC administrative service fee                                        925,843
 Custodian fees                                                         149,285
 Audit and legal fees                                                    38,541
 Insurance                                                               35,264
 Trustees' fees and expenses                                             14,023
 Printing                                                                12,925
 Taxes and other                                                          2,056
                                                                  -------------
   Total Expenses Before Custody Credits                              8,629,279
   Less: Custody Credits                                                 (3,639)
                                                                  -------------
   Net Expenses                                                       8,625,640
                                                                  -------------
Net Investment Income                                                31,712,238
                                                                  -------------

Net Realized and Unrealized Gain (Loss)
 On Investments:
 Net realized gain                                                  310,691,129
 Net change in unrealized
 appreciation                                                       (14,402,998)
                                                                  -------------
 Net Realized Gain and Change in
   Unrealized Appreciation
   on Investments                                                   296,288,131
                                                                  -------------
 Net Increase in Net Assets
   from Operations                                                $ 328,000,369
                                                                  =============

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
For the Years Ended December 31, 1999 and 1998

                                                                                  Year Ended         Year Ended
                                                                                 December 31,       December 31,
                                                                                     1999               1998
                                                                               ---------------    ---------------
Operations
    Net investment income                                                      $    31,712,238    $    15,682,392
    Net realized gain on investments                                               310,691,129         79,864,542
    Change in net unrealized appreciation                                          (14,402,998)       215,856,062
                                                                               ---------------    ---------------
    Net increase in net assets from operations                                     328,000,369        311,402,996
                                                                               ---------------    ---------------

Distributions to Shareholders:
    Net investment income                                                          (15,437,565)       (35,369,549)
    Net realized gain from investment transactions                                 (79,625,333)      (101,947,527)
                                                                               ---------------    ---------------
    Total distributions                                                            (95,062,898)      (137,317,076)
                                                                               ---------------    ---------------

Trust Share Transactions:
    Proceeds from sale of shares                                                   109,656,703         98,680,308
    Proceeds from reinvestment of dividends and distributions to shareholder        95,062,898        137,317,076
    Cost of shares repurchased                                                    (240,059,970)      (192,389,054)
                                                                               ---------------    ---------------
    Net (decrease) increase from Trust share transactions                          (35,340,369)        43,608,330
                                                                               ---------------    ---------------

Total Increase In Net Assets                                                       197,597,102        217,694,250

Net Assets:
    Beginning of year                                                            1,414,283,697      1,196,589,447
                                                                               ---------------    ---------------
    End of year                                                                $ 1,611,880,799    $ 1,414,283,697
                                                                               ===============    ===============

Undistributed Net Investment Income, at End of Year                            $    31,635,575    $    15,360,902
                                                                               ===============    ===============

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Value Line Strategic Asset Management Trust
-------------------------------------------

NOTES TO FINANCIAL STATEMENTS
December 31, 1999

  ------------------------------------
  1 -- Significant Accounting Policies
  ------------------------------------

      Value Line Strategic Asset Management Trust (the "Trust") is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended, which seeks to achieve a high total investment return consistent with reasonable risk by investing primarily in a broad range of common stocks, bonds and money market instruments. The Trust will attempt to acheive its objective by following an asset allocation strategy based on data derived from computer models for the stock and bond markets that shifts the assets of the Trust among equity, debt and money market securities as the models indicate and its investment adviser, Value Line, Inc. (the "Adviser"), deems appropriate.

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

(A) Security Valuation.

      Securities listed on a securities exchange and over-the-counter securities traded on the NASDAQ national market are valued at the closing sales price on the date as of which the net asset value is being determined. In the absence of closing sales prices for such securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked bid and prices.

      The Board of Trustees has determined that the value of bonds and other fixed-income securities be calculated on the valuation date by reference to valuations obtained from an independent pricing service which determines valuations for normal institutional-size trading units of debt securities, without exclusive reliance upon quoted prices. This service takes into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data in determining valuations.

      Short-term instruments with maturities of 60 days or less are valued at amortized cost which approximates market value. Short-term instruments with maturities greater than 60 days at the date of purchase are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost. Other assets and securities for which market valuations are not readily available are valued at fair value as the Board of Trustees may determine in good faith.

(B) Repurchase Agreements

      In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Trust has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

(C) Federal Income Taxes

      It is the Trust's policy to qualify under, and comply with, the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(D) Dividends and Distributions

      It is the Trust's policy to distribute to its shareholders, as dividends and as capital gains distributions, all the net investment income for the year and all the net capital

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
December 31, 1999 (Continued)

gains realized by the Trust, if any. Such distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. All dividends or distributions will be payable in shares of the Trust at the net asset value on the ex-dividend date. This policy is, however, subject to change at any time by the Board of Trustees.

(E) Amortization.

      Discounts on debt securities are amortized to interest income over the life of the security with a corresponding increase to the security's cost basis; premiums on debt securities are not amortized.

(F) Investments.

      Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of discount, including original issue discount required for federal income tax purposes, is earned from settlement date and recognized on the accrual basis. Dividend income is recorded on the ex-dividend date.

  ----------------------------------------
  2 -- Trust Share Transactions, Dividends
       and Distributions
  ----------------------------------------

      Shares of the Trust are available to the public only through the purchase of certain contracts issued by The Guardian Insurance & Annuity Company, Inc.
(GIAC). Transactions in shares of beneficial interest in the Trust were as follows:

                                     Year Ended       Year Ended
                                    December 31,     December 31,
                                        1999             1998
                                     ----------       -----------
Shares sold                          4,104,143        4,261,820
Shares issued in reinvestment
 of dividends and distributions      3,617,310        6,157,716
                                   ------------     -----------
                                     7,721,453       10,419,536
Shares repurchased                   8,941,008        8,418,685
                                   ------------     -----------
Net (decrease) increase              1,219,555        2,000,851
                                   ============     ===========

Dividends per share from net
 investment income                 $       .285     $       .68
                                   ============     ===========
Distributions per share from
 net realized gains                $       1.47     $      1.96
                                   ============     ===========

  --------------------------------------
  3 -- Purchases and Sales of Securities
  --------------------------------------

      Purchases and sales of investment securities, excluding short-term investments, were as follows:

                                                 Year Ended
                                                December 31,
                                                    1999
                                              ----------------
PURCHASES:
 U.S. Treasury and Government
  Agency Obligations                          $  725,937,484
 Other Investment Securities                     170,135,232
                                              --------------
                                              $  896,072,716
                                              --------------

SALES & MATURITIES:
 U.S. Treasury and Government
  Agency Obligations                          $  191,104,011
 Other Investment Securities                     995,248,742
                                              --------------
                                              $1,186,352,753
                                              --------------

      At December 31, 1999, the aggregate cost of investment securities and short-term securities for federal income tax purposes is $1,215,538,004. The aggregate appreciation and depreciation of investments at December 31, 1999, based on a comparison of investment values and their costs for federal income tax purposes is $410,144,859 and $24,107,452, respectively, resulting in a net appreciation of $386,037,407.

  ---------------------------------------------
  4 -- Investment Advisory Contract, Management
       Fees and Transactions with Affiliates
  ---------------------------------------------

      An advisory fee of $7,451,342 was paid or payable to the Adviser, for the year ended December 31, 1999. This was computed at the annual rate of 1/2 of 1% of the average daily net assets of the Trust during the period and paid monthly. The Adviser provides research, investment programs, supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping and clerical personnel necessary for managing the affairs of the Trust. The Adviser also provides persons, satisfactory to the Trust's Board of Trustees, to act as officers and employees of the Trust and pays their salaries and wages. The Trust bears all other costs and expenses.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Value Line Strategic Asset Management Trust
-------------------------------------------

NOTES TO FINANCIAL STATEMENTS
December 31, 1999

      Certain officers and directors of the Adviser and Value Line Securities, Inc. (the Trust's distributor and a registered broker/dealer), are also officers and Trustees of the Trust. During the year ended December 31, 1999, the Trust paid brokerage commissions totaling $465,623 to Value Line Securities, Inc., a wholly owned subsidiary of the Adviser, which clears its transactions through unaffiliated brokers.

      The Trust has an agreement with GIAC to reimburse GIAC for expenses incurred in performing administrative and internal accounting functions in connection with the establishment of contract-owner accounts and their ongoing maintenance, printing and distribution of shareholder reports and providing ongoing shareholder servicing functions. Such reimbursement is limited to an amount no greater than $18.00 times the average number of accounts at the end of each quarter during the year. During the year ended December 31, 1999, the Trust incurred expenses of $925,843 in connection with such services rendered by GIAC.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
Selected data for a share of stock outstanding throughout each year:

                                                                               Years Ended December 31,
----------------------------------------------------------------------------------------------------------------------------------
                                                       1999             1998            1997             1996             1995
                                                   ----------       ----------       ----------       ----------       -----------
Net asset value, beginning of year ..............  $    25.22       $    22.13       $    21.90        $   20.27       $     16.13
                                                   ----------       ----------       ----------       ----------       -----------
   Income from investment operations:
   Net investment income ........................         .59              .30              .65              .53               .39
   Net gains on securities (both realized
    and unrealized) .............................        5.34             5.43             2.65             2.56              4.17
                                                   ----------       ----------       ----------       ----------       -----------
   Total from investment operations .............        5.93             5.73             3.30             3.09              4.56
                                                   ----------       ----------       ----------       ----------       -----------

   Less distributions:
    Dividends from net investment income ........        (.29)            (.68)            (.55)            (.37)             (.26)
    Distributions from capital gains.............       (1.47)           (1.96)           (2.52)           (1.09)             (.16)
                                                   ----------       ----------       ----------       ----------       -----------
    Total distributions .........................       (1.76)           (2.64)           (3.07)           (1.46)             (.42)
                                                   ----------       ----------       ----------       ----------       -----------
Net asset value, end of year ....................  $    29.39       $    25.22       $    22.13       $    21.90       $     20.27
                                                   ----------       ----------       ----------       ----------       -----------

Total return** ..................................       24.32%           27.45%           15.66%           15.87%            28.54%
                                                   ----------       ----------       ----------       ----------       -----------

Ratios/Supplemental Data:
Net assets, end of year (in thousands) ..........  $1,611,881       $1,414,284       $1,196,589       $1,072,785       $   876,509
Ratio of expenses to average net assets .........         .58%(1)          .58%(1)          .59%(1)          .58%(1)           .60%
Ratio of net investment income to average
  net assets ....................................        2.13%            1.25%            3.08%            2.70%             2.18%
Portfolio turnover rate .........................          70%             106%              58%              71%               63%

** Total returns do not reflect the effects of charges deducted under the terms of GIAC's variable contracts. Including such charges would reduce the total returns for all periods shown.

(1) Ratio reflects expenses grossed up for custody credit arrangement. The ratio of expenses to average net assets net of custody credits would not have changed.


                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Value Line Strategic Asset Management Trust
-------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholder and Board of Trustees of Value Line Strategic Asset Management Trust

      In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Value Line Strategic Asset Management Trust (the "Fund") at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit incudes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

February 11, 2000

--------------------------------------------------------------------------------

   [LOGO]

GUARDIAN(SM)                                                   BULK RATE MAIL

The Guardian Insurance & Annuity Company, Inc.                 U.S. POSTAGE PAID
7 Hanover Square
New York, New York  10004                                      PERMIT NO. 1104

                                                               CLIFTON, NJ